UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:

811-22175

ALPS ETF TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Michael Lawlor, Esq., Secretary

ALPS ETF Trust

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: 877-398-8461

Date of fiscal year end: November 30

Date of reporting period: December 1, 2021 – November 30, 2022

Item 1.	Report to Stockholders.

(a)

Annual Report

November 30, 2022

Alerian MLP ETF (NYSE ARCA: AMLP)

Alerian Energy Infrastructure ETF (NYSE ARCA: ENFR)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview
Alerian MLP ETF	1
Alerian Energy Infrastructure ETF	4
Disclosure of Fund Expenses	7
Report of Independent Registered Public Accounting Firm	8
Financial Statements
Alerian MLP ETF
Schedule of Investments	9
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13

Alerian Energy Infrastructure ETF
Schedule of Investments	14
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	20
Additional Information	31
Board Considerations Regarding Approval of Investment Advisory Agreements	33
Trustees & Officers	35

alpsfunds.com

Alerian MLP ETF

Performance Overview	November 30, 2022 (Unaudited)

INVESTMENT OBJECTIVE

The Alerian MLP ETF (the “Fund” or “AMLP”) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Total Return Index (the “Underlying Index” or “AMZI”). The shares of the Fund are listed and trade on the NYSE Arca, Inc. (“NYSE”) under the ticker symbol AMLP. The Fund will normally invest at least 90% of its total assets in securities that comprise the Underlying Index.

The Underlying Index is a rules based, modified capitalization weighted, float-adjusted index intended to give investors a means of tracking the overall performance of the United States energy infrastructure Master Limited Partnership (“MLP”) asset class. The Underlying Index is comprised of energy infrastructure MLPs that earn a majority of their cash flow from the transportation, storage, and processing of energy commodities.

PERFORMANCE OVERVIEW

During the twelve-month period from December 1, 2021, to November 30, 2022, the Fund delivered a total return of 36.59% (36.31% NAV). This compares to the Fund’s Underlying Index, which increased 32.75% on a price-return basis and 42.92% on a total-return basis. The difference in performance between the AMZI and AMLP is primarily attributable to the Fund’s operating expenses and the tax impact of the Fund’s C-Corporation structure, including the accrual of a tax liability of approximately $260.6 million (approximately $1.56 per share) on November 30, 2022.

During the period, the Fund paid four distributions:

•	$0.7100 per share on February 17, 2022
•	$0.7300 per share on May 19, 2022
•	$0.7400 per share on August 18, 2022
•	$0.7500 per share on November 16, 2022

The growing payouts from the Fund over the course of the fiscal year reflected strong distribution trends for AMZI constituents. The majority of AMZI constituents increased their distributions during the year, and there were no cuts. Comparing the latest distribution announcements for the third calendar quarter in 2022 (paid in the fourth calendar quarter in 2022) with the payouts from the third calendar quarter in 2021, 92.17% of the Underlying Index by weighting grew their distributions and 7.83% maintained their payouts based on weightings from November 30, 2022.

During the fiscal year, Hess Midstream (HESM) and Delek Logistics Partners (DKL) were added to the Underlying Index during quarterly rebalancings. Enable Midstream Partners (ENBL), Phillips 66 Partners (PSXP), and Shell Midstream Partners (SHLX) were removed from the Underlying Index in relation to their acquisition by another entity. In June 2022, the methodology for the Underlying Index was updated and applied at the September 2022 rebalancing. Specifically, the constituent criteria for median daily trading volume was lowered, and the volume requirement for existing constituents to remain in AMZI was also lowered. The methodology update was meant to, among other things, better capture the investable universe and minimize future index turnover.

Energy infrastructure MLPs saw strong outperformance during the fiscal year, benefitting from macro and company-level tailwinds, even as the broader market was negatively impacted by inflation and rising interest rates. Constituents provide real asset exposure and often have annual inflation adjustments built into their contracts, both of which can be supportive in periods of elevated inflation as seen in 2022. Performance also benefitted from company-level tailwinds, as solid free cash flow generation fueled both distribution increases and buyback activity. As of November 30, 2022, 74.75% of the AMZI by weighting had a buyback authorization.

Energy infrastructure MLPs continue to advance select growth opportunities, generally biased towards natural gas and natural gas liquids, while also positioning to participate in the evolving energy landscape. Constituents are pursuing opportunities related to carbon capture and renewable fuels, which stand to benefit from provisions included in the Inflation Reduction Act.

Global energy markets have generally tightened as a result of sanctions applied to Russia in response to the ongoing war in Ukraine, but commodity prices have been volatile. Alerian believes energy infrastructure MLPs remain well positioned to weather potential volatility due to the fee-based nature of their cash flows, which should allow companies to generate free cash flow regardless of the commodity price backdrop.

Excess cash flow is expected to continue supporting both dividend increases and buybacks, which could remain supportive for equity performance.

1 | November 30, 2022

Alerian MLP ETF

Performance Overview	November 30, 2022 (Unaudited)

Performance (as of November 30, 2022)

	1 Year	5 Year	10 Year	Since Inception^
Alerian MLP ETF – NAV	36.31%	3.63%	0.88%	2.57%
Alerian MLP ETF – Market Price*	36.59%	3.67%	0.89%	2.58%
Alerian MLP Infrastructure Total Return Index	42.92%	5.49%	2.23%	4.87%
Alerian MLP Total Return Index	42.25%	6.06%	2.15%	4.69%

Total Expense Ratio (per the current prospectus) is 0.87%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679. The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investment. This deferred tax liability is reflected in the daily Net Asset Value (NAV) and as a result the fund's after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on August 24, 2010 with an Inception Date, the first day of trading on the NYSE ARCA, of August 25, 2010.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The Alerian MLP Infrastructure Total Return Index is comprised of 15 midstream energy Master Limited Partnerships and provides investors with an unbiased benchmark for the infrastructure component of this emerging asset class. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The Alerian MLP Total Return Index is recognized as a leading gauge of energy infrastructure Master Limited Partnerships (MLPs).

The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is reported on a total-return basis (AMZX), which assumes reinvestment of any dividends and distributions realized during a given period. The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The Alerian MLP ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

2 | November 30, 2022

Alerian MLP ETF

Performance Overview	November 30, 2022 (Unaudited)

Top 10 Holdings* (as of November 30, 2022)

Energy Transfer LP	10.73%
Plains All American Pipeline LP	10.56%
Magellan Midstream Partners LP	10.40%
MPLX LP	10.31%
Western Midstream Partners LP	9.98%
Enterprise Products Partners LP	9.27%
EnLink Midstream LLC	8.89%
DCP Midstream LP	7.68%
Cheniere Energy Partners LP	5.86%
Crestwood Equity Partners LP	4.55%
Total % of Top 10 Holdings	88.23%

*	% of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2022)

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2022

Alerian Energy Infrastructure ETF

Performance Overview	November 30, 2022 (Unaudited)

INVESTMENT OBJECTIVE

The Alerian Energy Infrastructure ETF (the “Fund” or “ENFR”) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Total Return Index (the “Underlying Index” or “AMEI”). As a secondary objective, the Fund seeks to provide total return through income and capital appreciation. The Shares of the Fund are listed and trade on the NYSE Arca, Inc. (“NYSE”) under the ticker symbol ENFR. The Fund will normally invest at least 90% of its total assets in securities that comprise the Underlying Index.

The Underlying Index is a composite of North American energy infrastructure companies engaged in midstream activities involving energy commodities, including gathering and processing, liquefaction, pipeline transportation, rail terminaling, and storage (also known as “midstream energy businesses”). Midstream energy companies include midstream Master Limited Partnerships ("MLPs") and midstream corporations, either based in the United States or Canada. The Underlying Index has a 25% limit for companies taxed as pass-through entities.

PERFORMANCE OVERVIEW

During the twelve-month period from December 1, 2021, to November 30, 2022, the Fund delivered a total return of 28.37% (28.21% NAV). This compares to the Fund’s Underlying Index, which increased 21.66% on a price-return basis and 29.16% on a total-return basis.

During the period, the Fund paid four quarterly distributions:

•	$0.21107 per share on February 17, 2022
•	$0.32249 per share on May 19, 2022
•	$0.27624 per share on August 18, 2022
•	$0.29618 per share on November 16, 2022

AMEI constituents largely increased their dividends during the fiscal year. Comparing the latest dividend announcements for the third calendar quarter in 2022 (paid in the fourth calendar quarter in 2022) with the payouts from the third calendar quarter in 2021, 81.78% of the constituents of the Underlying Index by weighting grew their dividends and 16.97% maintained their payouts based on weightings from November 30, 2022. Constituents that do not pay a dividend accounted for 1.25% of the Underlying Index.

During the fiscal year, DT Midstream (DTM), Delek Logistics Partners (DKL), and NextDecade (NEXT) were added to the Underlying Index and PBF Logistics LP (PBFX) and NGL Energy Partners (NGL) were removed from the Underlying Index during quarterly rebalancings. BP Midstream Partners LP (BPMP), Enable Midstream Partners (ENBL), Macquarie Infrastructure Holdings (MIC), Oasis Midstream Partners (OMP), Phillips 66 Partners (PSXP), Rattler Midstream (RTLR), and Shell Midstream Partners (SHLX) were removed from the Underlying Index in relation to their acquisition by another entity. There were no changes to the Underlying Index methodology during the period.

Energy infrastructure saw strong outperformance during the fiscal year, benefitting from macro and company-level tailwinds, even as the broader market was negatively impacted by inflation and rising interest rates. Constituents provide real asset exposure and often have annual inflation adjustments built into their contracts, both of which can be supportive in periods of elevated inflation as seen in 2022. Performance also benefitted from company-level tailwinds, as solid free cash flow generation fueled both dividend increases and buyback activity. As of November 30, 2022, 73.17% of the constituents of the AMEI by weighting had a buyback authorization.

Energy infrastructure corporations and MLPs continue to advance select growth opportunities, generally biased towards natural gas and natural gas liquids, while also positioning to participate in the evolving energy landscape. Constituents are pursuing opportunities related to carbon capture, hydrogen, and renewable fuels, which stand to benefit in the U.S. from provisions included in the Inflation Reduction Act. Multiple constituents have announced partnerships with household names like Shell, Chevron, and ExxonMobil and renewable energy leaders like Ørsted and Neste in support of providing cleaner energy. Alerian believes these partnerships reinforce the important role that energy infrastructure companies will play even as the energy complex changes over time.

Global energy markets have generally tightened as a result of sanctions applied to Russia in response to the ongoing war in Ukraine, but commodity prices have been volatile. Alerian believes energy infrastructure companies remain well positioned to weather potential volatility due to the fee-based nature of their cash flows, which should allow for free cash flow generation regardless of the commodity price backdrop. Excess cash flow is expected to continue supporting both dividend increases and buybacks, which could remain supportive for equity performance.

4 | November 30, 2022

Alerian Energy Infrastructure ETF

Performance Overview	November 30, 2022 (Unaudited)

Performance (as of November 30, 2022)

	1 Year	5 Year	Since Inception^
Alerian Energy Infrastructure ETF - NAV	28.21%	6.50%	3.52%
Alerian Energy Infrastructure ETF - Market Price*	28.37%	6.55%	3.54%
Alerian Midstream Energy Select Total Return Index	29.16%	7.45%	4.42%
Alerian MLP Total Return Index	42.25%	6.06%	0.29%

Total Expense Ratio (per the current prospectus) is 0.35%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

Net Asset Value (NAV) is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on November 1, 2013.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The Alerian Midstream Energy Select Total Return Index is comprised of 29 equity securities of issuers headquartered or incorporated in the United States and Canada that engage in the transportation, storage, and processing of energy commodities. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The Alerian MLP Total Return Index is recognized as a leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is reported on a total-return basis (AMZX), which assumes reinvestment of any dividends and distributions realized during a given period.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares. The Alerian Energy Infrastructure ETF is not suitable for all investors.

Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested. ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

5 | November 30, 2022

Alerian Energy Infrastructure ETF

Performance Overview	November 30, 2022 (Unaudited)

Top 10 Holdings* (as of November 30, 2022)

Enbridge, Inc.	9.78%
Enterprise Products Partners LP	7.80%
Energy Transfer LP	7.19%
Cheniere Energy, Inc.	5.76%
TC Energy Corp.	5.60%
Plains GP Holdings LP	5.33%
The Williams Cos., Inc.	5.28%
Pembina Pipeline Corp.	4.90%
ONEOK, Inc.	4.90%
Kinder Morgan, Inc.	4.89%
Total % of Top 10 Holdings	61.43%

*	% of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2022)

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6 | November 30, 2022

Alerian Exchange Traded Funds

Disclosure of Fund Expenses	November 30, 2022 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the six month period and held through November 30, 2022.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/22	Ending Account Value 11/30/22	Expense Ratio(a)	Expenses Paid During Period 6/1/22 - 11/30/22(b)
Alerian MLP ETF(c)
Actual	$1,000.00	$1,030.70	0.85%	$4.33
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31

Alerian Energy Infrastructure ETF
Actual	$1,000.00	$999.10	0.35%	$1.75
Hypothetical (5% return before expenses)	$1,000.00	$1,023.31	0.35%	$1.78

(a)	Annualized, based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.
(c)	Expenses for Alerian MLP ETF are calculated using the Fund's annualized net expense ratio, which represents the ongoing expenses of the Fund. Current and deferred tax benefit (expense) is not included in the ratio calculation.

7 | November 30, 2022

Alerian Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ALPS ETF Trust and the Shareholders of Alerian MLP ETF and Alerian Energy Infrastructure ETF:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Alerian MLP ETF and Alerian Energy Infrastructure ETF, each a series of shares of beneficial interest in ALPS ETF Trust (the “Funds”), including the schedules of investments, as of November 30, 2022, and the related statements of operations and changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2022, and the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. The statements of changes in net assets for the year ended November 30, 2021 and the financial highlights for each of the years in the four-year period then ended were audited by other auditors whose report dated January 26, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the ALPS ETF Trust since 2022.

Philadelphia, Pennsylvania January 27, 2023

8 | November 30, 2022

Alerian MLP ETF

Schedule of Investments	November 30, 2022

Security Description	Shares	Value
MASTER LIMITED PARTNERSHIPS (103.86%)
Gathering + Processing (35.33%)
Crestwood Equity Partners LP(a)	10,653,725	$315,563,335
DCP Midstream LP(a)	13,557,968	533,370,461
EnLink Midstream LLC(a)	48,003,728	617,327,942
Hess Midstream LP, Class A	6,428,444	200,760,306
Western Midstream Partners
LP(a)	24,762,267	692,848,231
Total Gathering + Processing		2,359,870,275

Liquefaction (6.10%)
Cheniere Energy Partners LP	6,558,293	407,138,828
Pipeline Transportation | Natural Gas (20.78%)
Energy Transfer LP	59,403,896	744,924,856
Enterprise Products Partners LP	25,928,995	643,298,366
Total Pipeline Transportation | Natural Gas		1,388,223,222

Pipeline Transportation | Petroleum (41.65%)
Delek Logistics Partners LP	1,307,907	66,964,839
Genesis Energy LP(a)	16,303,586	172,328,904
Holly Energy Partners LP(a)	6,825,593	127,775,101
Magellan Midstream Partners
LP(a)	13,703,086	722,152,632
MPLX LP	21,062,358	715,909,549
NuStar Energy LP(a)	14,886,525	243,096,953
Plains All American Pipeline
LP(a)	59,046,913	733,362,659
Total Pipeline Transportation | Petroleum		2,781,590,637

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $3,595,241,134)		6,936,822,962

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.09%)
State Street Institutional Treasury Plus Money Market Fund	3.69%	6,192,160	6,192,160

TOTAL SHORT TERM INVESTMENTS
(Cost $6,192,160)			6,192,160

TOTAL INVESTMENTS (103.95%)
(Cost $3,601,433,294)			$6,943,015,122
LIABILITIES IN EXCESS OF OTHER ASSETS (-3.95%)			(263,814,915)
NET ASSETS - 100.00%			$6,679,200,207

(a)	Affiliated Company. See Note 8 in Notes to Financial Statement.

See Notes to Financial Statements.

9 | November 30, 2022

Alerian MLP ETF

Statement of Assets and Liabilities	November 30, 2022

ASSETS:
Investments, at value	$2,785,188,904
Investments in affiliates, at value	4,157,826,218
Receivable for investments sold	7,217,836
Receivable for shares sold	13,005,057
Deferred tax asset (Note 2)	–	(a)
Franchise tax receivable	341,759
Total Assets	6,963,579,774

LIABILITIES:
Payable for investments purchased	12,998,766
Payable for shares redeemed	7,208,233
Income tax payable	23,727,994
Deferred tax liability	235,679,812
Payable to adviser	4,764,762
Total Liabilities	284,379,567
NET ASSETS	$6,679,200,207

NET ASSETS CONSIST OF:
Paid-in capital	$8,179,973,446
Distributable earnings/(accumulated losses)	(1,500,773,239)
NET ASSETS	$6,679,200,207

INVESTMENTS, AT COST	$1,483,905,084
INVESTMENTS IN AFFILIATES, AT COST	2,117,528,210

PRICING OF SHARES
Net Assets	$6,679,200,207
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	166,932,420
Net Asset Value, offering and redemption price per share	$40.01

(a)	Net Deferred Tax Asset of $23,979,665 is offset by a Valuation Allowance.

See Notes to Financial Statements.

10 | November 30, 2022

Alerian MLP ETF

Statement of Operations	For the Year Ended November 30, 2022

INVESTMENT INCOME:
Distributions from master limited partnerships	$474,028,106
Less return of capital distributions	(474,028,106)
Total Investment Income	–

EXPENSES:
Franchise tax expense	52,245
Investment adviser fee	53,018,349
Total Expenses	53,070,594
NET INVESTMENT LOSS, BEFORE INCOME TAXES	(53,070,594)
Current income tax benefit/(expense)	6,802,187
NET INVESTMENT LOSS	(46,268,407)

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments, before income taxes	172,861,747
Net realized loss on affiliated investments, before income taxes	(117,676,258)
Current income tax benefit/(expense)	(7,073,259)
Net realized gain	48,112,230
Net change in unrealized appreciation on investments, before income taxes	699,452,270
Net change in unrealized appreciation on affiliated investments, before income taxes	1,331,918,894
Deferred income tax benefit/(expense)	(260,365,792)
Net change in unrealized appreciation	1,771,005,372
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,819,117,602
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,772,849,195

See Notes to Financial Statements.

11 | November 30, 2022

Alerian MLP ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
OPERATIONS:
Net investment loss	$(46,268,407)	$(43,507,191)
Net realized gain/(loss)	48,112,230	(451,685,458)
Net change in unrealized appreciation	1,771,005,372	1,975,726,648
Net increase in net assets resulting from operations	1,772,849,195	1,480,533,999

DISTRIBUTIONS TO SHAREHOLDERS:
From tax return of capital	(491,866,741)	(444,037,776)
Total distributions	(491,866,741)	(444,037,776)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	2,448,152,574	1,051,399,959
Cost of shares redeemed	(2,030,110,111)	(987,858,170)
Net increase from share transactions	418,042,463	63,541,789

Net increase in net assets	1,699,024,917	1,100,038,012

NET ASSETS:
Beginning of year	4,980,175,290	3,880,137,278
End of year	$6,679,200,207	$4,980,175,290

OTHER INFORMATION:
SHARE TRANSACTIONS:
Beginning shares	157,457,420	155,057,420
Shares sold	64,300,000	33,250,000
Shares redeemed	(54,825,000)	(30,850,000)
Shares outstanding, end of year	166,932,420	157,457,420

See Notes to Financial Statements.

12 | November 30, 2022

Alerian MLP ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020 (a)	For the Year Ended November 30, 2019 (a)	For the Year Ended November 30, 2018 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$31.63	$25.02	$39.15	$47.75	$51.85

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.28)	(0.27)	(0.24)	(0.35)	(0.45)
Net realized and unrealized gain/(loss) on investments	11.59	9.68	(10.73)	(4.35)	0.40
Total from investment operations	11.31	9.41	(10.97)	(4.70)	(0.05)

DISTRIBUTIONS:
From net realized gains	–	–	–	–	(4.05)
From tax return of capital	(2.93)	(2.80)	(3.16)	(3.90)	–
Total distributions	(2.93)	(2.80)	(3.16)	(3.90)	(4.05)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	8.38	6.61	(14.13)	(8.60)	(4.10)
NET ASSET VALUE, END OF PERIOD	$40.01	$31.63	$25.02	$39.15	$47.75
TOTAL RETURN(c)	36.31%	37.97%	(28.36)%	(10.79)%	(0.55)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$6,679,200	$4,980,175	$3,880,137	$7,249,005	$8,699,748

RATIO TO AVERAGE NET ASSETS:
Expenses (excluding net current and deferred tax expenses/benefits and franchise tax expense)	0.85%	0.85%	0.85%	0.85%	0.85%
Expenses (including current and deferred tax expenses/benefits)(d)	0.74%	0.85%	0.85%	0.85%	0.85%
Expenses (including net current and deferred tax expenses/benefits)(e)	5.03%	0.87%	0.90%	0.87%	0.85%
Net investment loss (excluding deferred tax expenses/benefits and franchise tax expense)	(0.85)%	(0.85)%	(0.85)%	(0.77)%	(0.85)%
Net investment loss (including deferred tax expenses/benefits)(d)	(0.74)%	(0.85)%	(0.85)%	(0.77)%	(0.85)%
PORTFOLIO TURNOVER RATE(f)	26%	20%	23%	34%	26%

(a)	On May 18, 2020, the Alerian MLP ETF underwent a one for five reverse stock split. The capital share activity presented here has been retroactively adjusted to reflect this reverse split.
(b)	Based on average shares outstanding during the period.
(c)	Total return is calculated assuming an initial investment made at the net assets value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Includes amount of current and deferred tax benefit associated with net investment income/(loss).
(e)	Includes amount of current and deferred income tax expense/benefit for all components of the Statement of Operations, including amounts associated with realized and unrealized gain/(loss).
(f)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

13 | November 30, 2022

Alerian Energy Infrastructure ETF

Schedule of Investments	November 30, 2022

Security Description	Shares	Value
CANADIAN ENERGY INFRASTRUCTURE COMPANIES (26.58%)
Gathering + Processing (4.17%) Keyera Corp.	254,646	$5,932,874

Pipeline Transportation | Natural Gas (5.60%)
TC Energy Corp.(a)	179,442	7,950,595

Pipeline Transportation | Petroleum (14.66%)
Enbridge, Inc.	335,993	13,875,339
Pembina Pipeline Corp.	190,404	6,951,448
Total Pipeline Transportation |
Petroleum		20,826,787

Storage (2.15%)
Gibson Energy, Inc.	168,476	3,057,279

TOTAL CANADIAN ENERGY INFRASTRUCTURE COMPANIES
(Cost $38,238,443)		37,767,535

Security Description	Shares	Value
EXCHANGE TRADED FUND (1.18%)
Exchange Traded Fund (1.18%)
Energy Select Sector SPDR Fund	18,320	1,669,868

TOTAL EXCHANGE TRADED FUND
(Cost $1,670,005)		1,669,868

Security Description	Shares	Value
U.S. ENERGY INFRASTRUCTURE COMPANIES (29.95%)
Gathering + Processing (10.17%)
Kinetik Holdings, Inc.(a)	16,806	571,908
ONEOK, Inc.	103,847	6,949,441
Targa Resources Corp.	93,124	6,927,494
Total Gathering + Processing		14,448,843

Liquefaction (6.99%)
Cheniere Energy, Inc.	46,604	8,172,478
NextDecade Corp.(a)(b)	35,517	192,857
Tellurian, Inc.(a)(b)	585,141	1,574,030
Total Liquefaction		9,939,365

Pipeline Transportation | Natural Gas
(12.79%)
DT Midstream, Inc.	111,898	6,750,806
Equitrans Midstream Corp.	532,866	4,470,746
Kinder Morgan, Inc.	363,215	6,944,671
Total Pipeline Transportation | Natural
Gas		18,166,223

TOTAL U.S. ENERGY INFRASTRUCTURE COMPANIES
(Cost $34,685,184)		42,554,431

Security Description	Shares	Value
U.S. ENERGY INFRASTRUCTURE MLPS (25.17%)
Gathering + Processing (6.29%)
Crestwood Equity Partners LP	26,341	$780,221
Hess Midstream LP, Class A	49,479	1,545,229
MPLX LP	134,806	4,582,056
Western Midstream Partners LP	72,694	2,033,978
Total Gathering + Processing		8,941,484

Pipeline Transportation | Natural Gas (14.97%)
Energy Transfer LP	813,580	10,202,293
Enterprise Products Partners LP	446,126	11,068,386
Total Pipeline Transportation | Natural Gas		21,270,679

Pipeline Transportation | Petroleum (3.91%)
Delek Logistics Partners LP	3,256	166,707
Genesis Energy LP	40,270	425,654
Holly Energy Partners LP	16,869	315,788
Magellan Midstream Partners LP	76,707	4,042,459
NuStar Energy LP	36,756	600,225
Total Pipeline Transportation | Petroleum		5,550,833

TOTAL U.S. ENERGY INFRASTRUCTURE MLPS
(Cost $33,848,420)		35,762,996

Security Description	Shares	Value
U.S. GENERAL PARTNERS (16.91%)
Gathering + Processing (11.59%)
Antero Midstream Corp.	371,468	4,208,732
EnLink Midstream LLC	370,516	4,764,836
The Williams Cos., Inc.	215,864	7,490,481
Total Gathering + Processing		16,464,049

Pipeline Transportation | Petroleum (5.32%)
Plains GP Holdings LP, Class A	571,775	7,564,583

TOTAL U.S. GENERAL PARTNERS
(Cost $18,530,498)		24,028,632

See Notes to Financial Statements.

14 | November 30, 2022

Alerian Energy Infrastructure ETF

Schedule of Investments	November 30, 2022

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (6.23%)
Money Market Fund (0.07%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $103,924)	3.69%	103,924	$103,924

Investments Purchased with Collateral from Securities Loaned (6.16%)
State Street Navigator Securities Lending Government Money Market Portfolio, 3.86% (Cost $8,752,373)		8,752,373	8,752,373
TOTAL SHORT TERM INVESTMENTS
(Cost $8,856,297)			8,856,297

TOTAL INVESTMENTS (106.02%)
(Cost $135,828,847)			$150,639,759
LIABILITIES IN EXCESS OF OTHER ASSETS (-6.02%)			(8,553,833)
NET ASSETS - 100.00%			$142,085,926

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $8,851,198
(b)	Non-income producing security.

See Notes to Financial Statements.

15 | November 30, 2022

Alerian Energy Infrastructure ETF

Statement of Assets and Liabilities	November 30, 2022

ASSETS:
Investments, at value*	$150,639,759
Receivable for investments sold	1,675,643
Dividends receivable	231,954
Total Assets	152,547,356

LIABILITIES:
Payable for investments purchased	1,670,005
Payable to adviser	39,052
Payable for collateral upon return of securities loaned	8,752,373
Total Liabilities	10,461,430
NET ASSETS	$142,085,926

NET ASSETS CONSIST OF:
Paid-in capital	$132,332,363
Distributable earnings	9,753,563
NET ASSETS	$142,085,926

INVESTMENTS, AT COST	$135,828,847

PRICING OF SHARES
Net Assets	$142,085,926
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	6,275,000
Net Asset Value, offering and redemption price per share	$22.64

* Includes $8,851,198 of securities on loan.

See Notes to Financial Statements.

16 | November 30, 2022

Alerian Energy Infrastructure ETF

Statement of Operations	For the Year Ended November 30, 2022

INVESTMENT INCOME:
Dividends*	$3,304,329
Securities lending income	6,423
Total Investment Income	3,310,752

EXPENSES:
Investment adviser fees	362,953
Total Expenses	362,953
NET INVESTMENT INCOME	2,947,799

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments(a)	809,795
Net realized loss on foreign currency transactions	(5,861)
Net realized gain	803,934
Net change in unrealized appreciation on investments	17,049,732
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	540
Net change in unrealized appreciation	17,050,272
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	17,854,206
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,802,005
* Net of foreign tax withholding.	$266,349

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements.

17 | November 30, 2022

Alerian Energy Infrastructure ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
OPERATIONS:
Net investment income	$2,947,799	$3,334,283
Net realized gain/(loss)	803,934	(5,679,007)
Net change in unrealized appreciation	17,050,272	18,196,470
Net increase in net assets resulting from operations	20,802,005	15,851,746

DISTRIBUTIONS:
From distributable earnings	(1,089,790)	(2,301,342)
From tax return of capital	(4,610,796)	(2,346,411)
Total distributions	(5,700,586)	(4,647,753)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	79,527,083	22,119,720
Cost of shares redeemed	(12,029,422)	(10,825,316)
Net increase from share transactions	67,497,661	11,294,404
Net increase in net assets	82,599,080	22,498,397

NET ASSETS:
Beginning of year	59,486,846	36,988,449
End of year	$142,085,926	$59,486,846

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	3,200,000	2,550,000
Shares sold	3,650,000	1,250,000
Shares redeemed	(575,000)	(600,000)
Shares outstanding, end of year	6,275,000	3,200,000

See Notes to Financial Statements.

18 | November 30, 2022

Alerian Energy Infrastructure ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021		For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$18.59	$14.51		$19.19	$20.34	$22.30

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.61	1.08		0.90	0.88	0.85
Net realized and unrealized gain/(loss) on investments	4.57	4.49		(4.50)	(0.64)	(2.23)
Total from investment operations	5.18	5.57		(3.60)	0.24	(1.38)

DISTRIBUTIONS:
From net investment income	(0.21)	(0.74)		(0.45)	(0.50)	(0.47)
Tax return of capital	(0.92)	(0.75)		(0.63)	(0.89)	(0.11)
Total distributions	(1.13)	(1.49)		(1.08)	(1.39)	(0.58)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.05	4.08		(4.68)	(1.15)	(1.96)
NET ASSET VALUE, END OF PERIOD	$22.64	$18.59		$14.51	$19.19	$20.34
TOTAL RETURN(b)	28.21%	38.93%		(18.82)%	1.09%	(6.27)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$142,086	$59,487		$36,988	$51,809	$41,699

Ratio of expenses to average net assets	0.35%	0.51	%(c)	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	2.84%	5.84%		5.91%	4.23%	3.86%
PORTFOLIO TURNOVER RATE(d)	26%	34%		34%	26%	73%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net assets value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Effective July 1, 2021, the Fund's Advisory Fee changed from 0.65% to 0.35%.
(d)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

19 | November 30, 2022

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2022

1.  ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2022, the Trust consisted of twenty-three separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the Alerian MLP ETF and the Alerian Energy Infrastructure ETF (each a “Fund” and collectively, the “Funds”).

The investment objective of the Alerian MLP ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Index. The investment objective of the Alerian Energy Infrastructure ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index. The investment advisor uses a “passive management” or indexing investment approach to try to achieve each Fund’s investment objective. Each Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Each Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). Each Fund issues and redeems Shares, at net asset value (“NAV”), in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the "Adviser") as the valuation designee ("Valuation Designee") for each Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Funds’ NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

20 | November 30, 2022

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2022

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, and Limited Partnerships for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value each Fund’s investments as of November 30, 2022:

Alerian MLP ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Master Limited Partnerships*	$6,936,822,962	$–	$–	$6,936,822,962
Short Term Investments	6,192,160	–	–	6,192,160
Total	$6,943,015,122	$–	$–	$6,943,015,122

21 | November 30, 2022

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2022

Alerian Energy Infrastructure ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Canadian Energy Infrastructure Companies*	$37,767,535	$–	$–	$37,767,535
Exchange Traded Fund	1,669,868	–	–	1,669,868
U.S. Energy Infrastructure Companies*	42,554,431	–	–	42,554,431
U.S. Energy Infrastructure MLPs*	35,762,996	–	–	35,762,996
U.S. General Partners*	24,028,632	–	–	24,028,632
Short Term Investments	8,856,297	–	–	8,856,297
Total	$150,639,759	$–	$–	$150,639,759

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2022.

C. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

D. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

E. Dividends and Distributions to Shareholders

Each Fund intends to declare and make quarterly distributions, or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Alerian Energy Infrastructure ETF, if any, are distributed at least annually. Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

Distributions received from each Fund’s investments in Master Limited Partnerships (“MLPs”) may be comprised of both income and return of capital. Each Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Each Fund expects a portion of its distributions to shareholders might be comprised of tax deferred return of capital. Return of capital distributions are not taxable income to the shareholder, but reduce the investor’s tax basis in the investor’s Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Funds when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Funds.

F. Federal Income Taxation and Tax Basis Information

Alerian MLP ETF

The Fund is taxed as a regular C-corporation for federal income tax purposes and as such is obligated to pay federal and state income tax. This treatment differs from most investment companies, which elect to be treated as “regulated investment companies” under the Internal Revenue Code of 1986, as amended (the “Code”) in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. The Fund expects that substantially all of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

22 | November 30, 2022

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2022

Since the Fund will be subject to taxation on its taxable income, the NAV of the Fund shares will also be reduced by the accrual of any deferred tax liabilities. The Underlying Index however is calculated without any deductions for taxes. As a result, the Fund's after tax performance could differ significantly from the Underlying Index even if the pretax performance of the Fund and the performance of Underlying Index are closely related.

Cash distributions from MLPs to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of any taxable gain (or decrease the amount of any tax loss) recognized by the Fund on a subsequent sale of the securities. A portion of any gain or loss recognized by the Fund on a sale of an MLP equity security (or by an MLP on a sale of an underlying asset) may be separately computed and treated as ordinary income or loss under the Code to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture, or other "unrealized receivables" or "inventory items" under the Code. Any such gain may exceed net taxable gain realized on the sale and will be recognized even if there is a net taxable loss on the sale. The Fund's net capital losses may only be used to offset capital gains and therefore cannot be used to offset gains that are treated as ordinary income. Thus, the Fund could recognize both gain that is treated as ordinary income and a capital loss on a sale of an MLP equity security (or on an MLP's sale of an underlying asset) and would not be able to use the capital loss to offset that gain. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Adviser will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available and may consider, among other matters, the duration of statutory carryforward periods, shareholder transactions, underlying index constituent changes and market conditions. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

The Fund’s income tax expense/(benefit) consists of the following:

Alerian MLP ETF	Year ended November 30, 2022
	Current	Deferred	Total
Federal	$23,221,005	$407,151,705	$430,372,710
State	1,736,047	36,726,112	38,462,159
Valuation Allowance	–	(208,198,005)	(208,198,005)
Total tax expense/(benefit)	$24,957,052	$235,679,812	$260,636,864

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

Components of the Fund’s deferred tax assets and liabilities are as follows:

Alerian MLP ETF	As of November 30, 2022	As of November 30, 2021
Deferred tax assets:
Capital loss carryforward	$752,720,954	$555,109,326
Net operating loss carryforward	14,189,498	145,850,354
Income recognized from MLP investments	1,503,943,492	1,474,568,495
Other deferred tax assets	–	9,517,179
Valuation allowance	(259,659,477)	(467,857,482)
Less Deferred tax liabilities:
Net unrealized gain on investment securities	(2,246,799,456)	(1,717,187,872)
Other deferred tax liabilities	(74,823)	–
Net Deferred Tax Asset/(Liability)	$(235,679,812)	$–

Due to the activities of the MLPs that the fund is invested in, the Fund is required to pay franchise tax in certain states. Generally speaking, franchise tax expense is a tax on equity of a corporation, or base minimum fees, imposed by various jurisdictions. The amounts of the tax are estimated throughout the year based upon the Fund's estimate of underlying activities conducted in the states and reconciled to actual amounts paid upon the filing of the tax returns for the states. These taxes are paid as either estimated tax payments, extension payments, or with the tax return filings of the various states.

23 | November 30, 2022

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2022

The capital loss carryforward is available to offset future taxable income. Capital losses can be carried forward for 5 years, after which they expire. The Fund has net capital loss carryforwards for federal income tax purposes as follows:

Alerian MLP ETF	Period-Ended	Amount	Expiration
Federal	11/30/2019	$757,980,977	11/30/2024
Federal	11/30/2020	1,033,570,046	11/30/2025
Federal	11/30/2021	673,784,686	11/30/2026
Federal	11/30/2022	870,010,596	11/30/2027
Total		$3,335,346,305

The Fund had a capital loss carryforward expire in the current year in the amount of $20,624,857.

The net operating loss carryforward is available to offset future taxable income. The Fund has no net operating loss carryforwards for federal income tax purposes and has state tax net operating loss carryforwards of various amounts per state. The Deferred Tax Assets associated with these state tax net operating losses are as follows:

Alerian MLP ETF	Period-Ended	Amount	Expiration
State	11/30/2017	$832,482	Varies by State
State	11/30/2018	2,553,292	Varies by State
State	11/30/2019	2,244,759	Varies by State
State	11/30/2020	8,558,965	Varies by State
Total		$14,189,498

The Tax Cuts and Jobs Act (“TCJA”) was signed into law on December 22, 2017. The TCJA made modifications to the net operating loss (“NOL”) deduction. The TCJA eliminated the NOL carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any NOLs arising in tax years beginning after December 31, 2017. The TCJA also established a limitation for any NOLs generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available NOLs or 80% of taxable income before any NOL utilization (the "80% limitation"). The Coronavirus Aid, Relief, and Economic Security Act ("Cares Act"), signed into law on March 27, 2020, restricted the application of the 80% limitation to tax years beginning after December 31, 2020.

The Fund reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Currently, any capital losses that may be generated by the Fund are eligible to be carried back up to three years and can be carried forward for five years to offset capital gains recognized by the Fund in those years.

Based upon the Fund’s assessment, it has determined that it is “more-likely-than-not” that a portion of its deferred tax assets will not be realized through future taxable income of the appropriate character. Accordingly, a valuation allowance has been established for the Fund’s deferred tax assets related to capital loss carryforwards. The Fund will continue to assess the need for a valuation allowance in the future. Significant increases in the fair value of its portfolio of investments may change the Fund’s assessment of the recoverability of these assets and may result in the removal of the valuation allowance against all or a portion of the Fund’s gross deferred tax assets.

As of November 30, 2022, the Fund’s federal net operating losses (including carryforwards) were fully utilized. The Fund’s ordinary taxable income as of November 30, 2022, was greater than the net operating losses available, resulting in full utilization of the net operating loss carryforward, and an incremental tax liability. As a result of tax law changes, and based on Fund investments, the Fund expects to have taxable income in future periods. Given the anticipated character of future taxable income recognized, realization of the Fund's capital loss carryforwards available to offset future capital gains is not deemed to be more likely than not and therefore supports a full valuation allowance against this amount. The change in accounting estimates related to valuation allowances as of November 30, 2022 resulted in the net deferred tax liability.

24 | November 30, 2022

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2022

Total income tax expense/(benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income and realized and unrealized gain/(losses) on investment before taxes as follows:

Alerian MLP ETF	As of November 30, 2022
Income tax expense at statutory rate	$427,032,073
State income taxes (net of federal benefit)	33,621,108
Permanent differences, net	6,164,012
Effect of tax rate change (state level)	2,017,676
Valuation allowance	(208,198,005)
Net income tax expense	$260,636,864

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the year ended November 30, 2022, the Fund had no penalties or interest.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. Tax periods ended November 30, 2019 through November 30, 2021 remain subject to examination by tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Alerian Energy Infrastructure ETF

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

No provision for income taxes is included in the accompanying financial statements, as the Alerian Energy Infrastructure ETF intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Code, applicable to regulated investment companies. The Alerian Energy Infrastructure ETF evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2022, the Alerian Energy Infrastructure ETF did not have a liability for any unrecognized tax benefits. The Alerian Energy Infrastructure ETF files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. The Fund’s tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

For the year ended November 30, 2022, permanent book and tax differences resulting primarily from differing treatment of investments in partnerships and redemptions in kind were identified and reclassified among components of the Fund’s net assets as follows:

Fund	Paid-in Capital	Total Distributable Earnings/(Accumulated Losses)
Alerian Energy Infrastructure ETF	$1,811,352	$(1,811,352)

25 | November 30, 2022

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2022

The tax character of the distributions paid during the fiscal years ended November 30, 2022 and November 30, 2021 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2022
Alerian Energy Infrastructure ETF	$1,089,790	$–	$4,610,796

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2021
Alerian Energy Infrastructure ETF	$2,301,342	$–	$2,346,411

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2022, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Alerian Energy Infrastructure ETF	$–	$2,867,984

During the year ended November 30, 2022, Alerian Energy Infrastructure ETF utilized $81,078 in capital loss carryovers.

As of November 30, 2022, the components of distributable earnings on a tax basis were as follows:

Alerian Energy Infrastructure ETF
Accumulated net realized loss on investments	$(2,867,984)
Net unrealized appreciation on investments	12,624,772
Other accumulated losses	(3,225)
Total	$9,753,563

As of November 30, 2022, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Alerian MLP ETF	Alerian Energy Infrastructure ETF
Cost of investments for income tax purposes	$3,600,813,139	$138,013,621
Gross appreciation (excess of value over tax cost)	$4,150,257,679	$16,913,052
Gross depreciation (excess of tax cost over value)	(808,055,696)	(4,286,914)
Net appreciation (depreciation) of foreign currency	–	(1,366)
Net unrealized appreciation/(depreciation)	$3,342,201,983	$12,624,772

The difference between cost amounts for financial statement purposes is due primarily to the recognition of pass-through income from a Fund’s investments in master limited partnerships and wash sales.

G. Lending of Portfolio Securities

The Alerian Energy Infrastructure ETF has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

26 | November 30, 2022

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2022

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund's Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund's Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2022:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Alerian Energy Infrastructure ETF	$8,851,198	$8,752,373	$586,610	$9,338,983

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2022:

Alerian Energy Infrastructure ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$8,752,373	$–	$–	$–	$8,752,373
Total Borrowings					8,752,373
Gross amount of recognized liabilities for securities lending (collateral received)					$8,752,373

3.  INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below.

Fund		Advisory Fee
Alerian MLP ETF	0.85%	Average net assets up to and including $7 billion
	0.825%	Average net assets greater than $7 billion up to and including $8.5 billion
	0.80%	Average net assets greater than $8.5 billion up to and including $10.5 billion
	0.75%	Average net assets greater than $10.5 billion up to and including $12.5 billion
	0.70%	Average net assets greater than $12.5 billion up to and including $14.5 billion
	0.65%	Average net assets greater than $14.5 billion up to and including $16.5 billion
	0.60%	Average net assets greater than $16.5 billion up to and including $18.5 billion
	0.55%	Average net assets greater than $18.5 billion up to and including $20.5 billion
	0.50%	Average net assets greater than $20.5 billion up to and including $22.5 billion
	0.45%	Average net assets greater than $22.5 billion up to and including $25 billion
	0.40%	Average net assets greater than $25 billion

Fund		Advisory Fee
Alerian Energy Infrastructure ETF	0.35%

27 | November 30, 2022

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2022

Prior to July 1, 2022, the unitary fee of the Alerian MLP ETF was subject to the following breakpoints:

Fund		Advisory Fee
Alerian MLP ETF	0.85%	up to and including $10 billion
	0.80%	greater than $10 billion up to and including $15 billion
	0.70%	greater than $15 billion up to and including $20 billion
	0.55%	greater than $20 billion up to and including $25 billion
	0.40%	greater than $25 billion

Out of the unitary management fees, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund’s expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Funds.

Effective February 16, 2022, each Trustee receives (1) a quarterly retainer of $20,000, (2) a per meeting fee of $10,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles. Prior to February 16, 2022, each Trustee received (1) a quarterly retainer of $10,000, (2) a per meeting fee of $5,000, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each received a quarterly retainer of $2,000, in connection with their respective roles.

4.  PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2022, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Alerian MLP ETF	$1,674,577,115	$3,778,426,197
Alerian Energy Infrastructure ETF	28,376,790	28,620,357

For the year ended November 30, 2022, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Alerian MLP ETF	$2,446,353,824	$–
Alerian Energy Infrastructure ETF	79,519,407	12,015,760

For the year ended November 30, 2022, the in-kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
Alerian Energy Infrastructure ETF	$3,288,920

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5.  MASTER LIMITED PARTNERSHIPS

MLPs are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code.

28 | November 30, 2022

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2022

These qualifying sources include, among other things, natural resource-based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is distributed to both common and subordinated units and generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

6.  CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

7.  RELATED PARTY TRANSACTIONS

The Funds engaged in cross trades between other funds in the Trust during the year ended November 30, 2022 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2022, were as follows:

Fund	Purchase Cost Paid	Sale Proceeds Received	Realized Gain/(Loss) on Sales
Alerian MLP ETF	$1,453,950	$2,044,603	$(31,219)
Alerian Energy Infrastructure ETF	814,351	1,661,210	(255,815)

8.  AFFILIATED COMPANIES

As defined by the Investment Company Act of 1940, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund.

29 | November 30, 2022

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2022

For the year ended November 30, 2022, the Alerian MLP ETF held shares in the following affiliates, as defined by the Investment Company Act of 1940.

Security Name	Share Balance as of November 30, 2022	Market Value as of November 30, 2021	Purchases	Purchases In-Kind	Sales	Market Value as of November 30, 2022	Dividends*	Change in Unrealized Appreciation/ Depreciation	Realized Gain/(Loss)
Crestwood Equity
Partners LP	10,653,725	$191,619,639	$97,603,624	$106,082,912	$(105,484,006)	$315,563,335	$–	$58,254,399	$(6,657,887)
DCP Midstream LP	13,557,968	305,805,520	63,948,281	169,376,538	(164,143,312)	533,370,461	–	186,684,002	(6,615,918)
EnLink Midstream LLC	48,003,728	279,392,241	59,772,047	174,161,852	(184,077,983)	617,327,942	–	313,398,689	(4,075,332)
Genesis Energy LP	16,303,586	142,731,294	24,690,007	69,531,311	(65,438,446)	172,328,904	–	32,656,639	(22,326,016)
Holly Energy Partners LP 6,825,593		99,394,845	15,766,032	46,229,400	(44,430,761)	127,775,101	–	22,123,956	(1,977,707)
Magellan Midstream
Partners LP	13,703,086	495,004,139	124,158,405	241,630,635	(216,082,512)	722,152,632	–	133,436,438	(2,756,794)
NuStar Energy LP	14,886,525	179,635,876	31,734,809	88,577,620	(82,470,356)	243,096,953	–	65,692,234	(16,789,347)
Plains All American
Pipeline LP	59,046,913	497,343,940	92,688,399	247,931,412	(270,638,701)	733,362,659	–	262,088,742	(47,943,337)
Western Midstream
Partners LP	24,762,267	489,748,659	79,053,631	254,077,393	(333,340,588)	692,848,231	–	257,583,795	(8,533,920)
						$4,157,826,218	$–	$1,331,918,894	$(117,676,258)

*  100% of the income received was estimated as Return of Capital.

9.  MARKET RISK

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause each Fund to lose value. Securities in each Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities each Fund holds, and may adversely affect each Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of each Fund’s securities or other assets. Such impacts may adversely affect the performance of the Funds.

10. SUBSEQUENT EVENTS

A federal excise tax on stock repurchases is expected to apply to the Alerian MLP ETF with respect to share redemptions occurring on or after January 1, 2023 in accordance with the provisions of the Inflation Reduction Act of 2022. The excise tax is one percent (1%) of the fair market value of Alerian MLP ETF share redemptions less the fair market value of Alerian MLP ETF share issuances (in excess of $1 million of fair market value) annually on a taxable year basis.

30 | November 30, 2022

Alerian Exchange Traded Funds

Additional Information	November 30, 2022 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Funds’ proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The Alerian Energy Infrastructure ETF designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2021:

	Qualified Dividend Income	Dividend Received Deduction
Alerian Energy Infrastructure ETF	100.00%	15.44%

In early 2022, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2021 via Form 1099. The Funds will notify shareholders in early 2023 of amounts paid to them by the Funds, if any, during the calendar year 2022.

LICENSING AGREEMENTS

Alerian (the “Licensor”) has entered into an index licensing agreement with ALPS Advisors Inc. (the “Adviser”) with respect to each of the Alerian MLP ETF and the Alerian Energy Infrastructure ETF, to allow the Adviser’s use of AMZI and AMEI. The following disclosure relates to the Licensor:

Alerian is the designer of the construction and methodology for the underlying index (each an “Underlying Index”) for each of the Alerian MLP ETF and the Alerian Energy Infrastructure ETF (each a “Fund” and collectively, the “Funds”). “Alerian,” “Alerian MLP Infrastructure Index,” “Alerian Energy Infrastructure Index,” “Alerian Index Series” and “AMZI” are service marks or trademarks of Alerian. Alerian acts as brand licensor for each Underlying Index. Alerian is not responsible for the descriptions of either Underlying Index or the Funds that appear herein. Alerian is not affiliated with the Trust, the Adviser or the Distributor.

Neither Fund is issued, sponsored, endorsed, sold or promoted by Alerian (“Licensor”) or its affiliates. Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Alerian MLP Infrastructure Index (“Index”) to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the issuance, administration, marketing or trading of either Fund and is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of either Fund or in the determination or calculation of the NAV of the relevant Fund. Alerian MLP Infrastructure Index, Alerian MLP Infrastructure Total Return Index, AMZI and AMZIX are trademarks of GKD Index Partners, LLC and their general use is granted under a license from GKD Index Partners, LLC.

LICENSOR DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE INDEX OR DATA. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO LICENSEE OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR

31 | November 30, 2022

Alerian Exchange Traded Funds

Additional Information	November 30, 2022 (Unaudited)

HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of either Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by either Fund, owners of the Shares of the relevant Fund or any other person or entity from the use of either Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to either Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of either Underlying Index, even if notified of the possibility of such damages.

(Applicable to the Alerian Energy Infrastructure ETF only)

The Underlying Index is the exclusive property of GKD Index Partners LLC d/b/a Alerian, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to calculate and maintain the Underlying Index. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed to S&P Dow Jones Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) have been licensed for use by Alerian.

The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices, SPFS, Dow Jones or any of their affiliates (collectively, “S&P Dow Jones Indices Entities”). S&P Dow Jones Indices Entities do not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. S&P Dow Jones Indices Entities only relationship to Alerian with respect to the Underlying Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices Entities and for the providing of calculation and maintenance services related to the Underlying Index. S&P Dow Jones Indices Entities are not responsible for and have not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P Dow Jones Indices Entities have no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Underlying Index is not a recommendation by S&P Dow Jones Indices Entities to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES ENTITIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES ENTITIES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ALERIAN, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES ENTITIES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

32 | November 30, 2022

Alerian Exchange Traded Funds

Board Considerations Regarding Approval of	November 30, 2022 (Unaudited)
Investment Advisory Agreements

At a meeting held on June 21, 2022 via electronic means (video-conference), the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve (i) the continuance of the Investment Advisory Agreements between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the Alerian MLP ETF (“AMLP”) and the Alerian Energy Infrastructure ETF (“ENFR”) (each “a Fund” and collectively the “Funds”), as well as a (ii) proposed reduction to the advisory fee breakpoints for AMLP. The Independent Trustees also met separately to consider (i) each Investment Advisory Agreement and (ii) the proposed reduction to the advisory fee breakpoints for AMLP.

In evaluating the (i) proposed reduction to the advisory fee breakpoints for AMLP and (ii) renewal of the Investment Advisory Agreements with respect to each Fund, the Board, including the Independent Trustees; considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the applicable Fund under the Investment Advisory Agreements; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreements, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreements, the investment parameters of the index of each Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Funds. For AMLP, the Board noted that the amended Advisory Agreement was identical to the Advisory Agreement currently in place for AMLP other than with respect to the reduced advisory fee breakpoints.

The Board reviewed information on the performance of each Fund and its applicable benchmark. The Board also evaluated the correlation and tracking error between each underlying index and its corresponding Fund’s performance. Based on this review, the Board, including the Independent Trustees, found that the nature and extent of services provided to each Fund under the Investment Advisory Agreements was appropriate and that the quality was satisfactory and, for AMLP, that there will be no diminution in the nature or level of services provided to AMLP.

The Board noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Board, including the Independent Trustees, noted the following:

The gross management fee rate for AMLP is higher than the median of its FUSE expense group. AMLP’s net expense ratio is also higher than the median of its FUSE expense group.

The gross management fee rate for ENFR is lower than the median of its FUSE expense group. ENFR’s net expense ratio is also below the median of its FUSE expense group.

With respect to AMLP, the Board took into account, among other things, supplemental information provided by the Adviser showing AMLP’s total expenses were in line with the total expenses of peer groups deemed by the Adviser to be more comparable, including peer groups comprised of (i) the master limited partnership (“MLP”) asset class as a whole and (ii) exchange-traded products focused solely on MLP investments. The Board also considered the brand recognition of AMLP’s index provider and the fees charged by the index provider for licensing its indexes, the additional costs and expenses incurred by AAI in managing and administering the Fund, and that AMLP’s investment advisory fee schedule included breakpoints, which are being further reduced for the benefit of AMLP shareholders.

Based on the foregoing, and the other information available to them, the Board, including the Independent Trustees, concluded that the advisory fee rate for each Fund and the proposed reduction in advisory fee breakpoints for AMLP were reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees, considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds, including the asset levels and other factors that influence the profitability and financial viability of the Funds. The Board, including the Independent Trustees; reviewed and noted the relatively small size of ENFR and concluded that AAI was not realizing any economies of scale.

33 | November 30, 2022

Alerian Exchange Traded Funds

Board Considerations Regarding Approval of	November 30, 2022 (Unaudited)
Investment Advisory Agreements

With respect to AMLP, the Independent Trustees noted that the Fund’s asset levels have not recovered to its historic high. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

With respect to AMLP, the Board considered, among other things the brand recognition of AMLP’s index provider as well as the trading volumes of the Fund and the narrow trading spreads. The Board considered the breakpoint schedule adopted previously, as well as the further reductions proposed for adoption, and whether the breakpoints would benefit shareholders and appropriately reflect economies of scale achieved by AAI with respect to AMLP should AMLP’s assets increase, noting that AMLP’s assets were still below historical highs, but increasing. Upon discussion, the Board, including the Independent Trustees, determined that the advisory fee rate for the Fund, inclusive of the revised breakpoint schedule, reflects an appropriate sharing of economies of scale.

In voting to renew each Investment Advisory Agreement, the Board, including the Independent Trustees, concluded that the terms of each Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

34 | November 30, 2022

Alerian Exchange Traded Funds

Trustees & Officers	November 30, 2022 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees, each of whom have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”).

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	38	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund.
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	38	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014- 2017; Board Member, Strong-Bridge Consulting, 2015- 2019; Board Member, IRI/ODMS Holdings LLC, 2017 – 2019; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015- present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018 -present.	24	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds), Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

35 | November 30, 2022

Alerian Exchange Traded Funds

Trustees & Officers	November 30, 2022 (Unaudited)

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Edmund J. Burke, 1961	Trustee	Since December 2017	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020).	33	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (29 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

36 | November 30, 2022

Alerian Exchange Traded Funds

Trustees & Officers	November 30, 2022 (Unaudited)

OFFICERS:

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Laton Spahr, 1975	President	Since June 2021	Mr. Spahr joined ALPS in 2019 and currently serves as President and Portfolio Manager of AAI. Prior to his current role, Mr. Spahr was a Senior Vice President and Strategy Leader of the Value & Income Team for Oppenheimer Funds from 2013 to 2019.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. From September 2019 to September 2022 he served as Chief Compliance Officer of RiverNorth Opportunities Fund, Inc.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at AFS. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns also serves as President of ALPS Variable Investment Trust and Principal Real Estate Income Fund. From June 2019 to September 2022 she served as President of RiverNorth Opportunities Fund, Inc. and from June 2018 to November 2021 she served as Treasurer of Boulder Growth & Income Fund, Inc.
Michael P. Lawlor, 1969	Secretary	Since December 2022	Mr. Lawlor joined ALPS in January 2022, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Lawlor was Lead Fund Counsel at Brighthouse Financial (insurance company) (January 2007-April 2021). Mr. Lawlor also serves as Secretary of Financial Investors Trust and ALPS Variable Investment Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-759-5679.

37 | November 30, 2022

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Annual Report

November 30, 2022

ALPS Active REIT ETF (NASDAQ: REIT)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview	1
Disclosure of Fund Expenses	4
Report of Independent Registered Public Accounting Firm	5
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Additional Information	17
Board Considerations Regarding Approval of Investment Advisory Agreement and Investment Sub-Advisory Agreement	18
Trustees & Officers	20

alpsfunds.com

ALPS Active REIT ETF

Performance Overview	November 30, 2022 (Unaudited)

Investment Objective

The ALPS Active REIT ETF (the "Fund") seeks total return through dividends and capital appreciation. The Fund will, under normal circumstances, seek to achieve its investment objective by investing at least 80% of its net assets in publicly traded equity securities of real estate investment trusts (“REITs”).

Performance Overview

Negative market returns driven by concerns over increasing interest rates and discount rates amid an uncertain economic backdrop continued throughout much of the fiscal year. These macro headwinds impacted virtually all risk assets, producing significant negative returns year-to-date for most asset classes, including REITs. Concerns about a weaker economy and a possible recession grew throughout the year as bearish market sentiment became the norm.

The S&P United States REIT Index declined 13.27% for the twelve months ended November 30, 2022. These strong valuation declines continued to be driven by negative macro headwinds. This dynamic environment and market volatility provided a backdrop where the concentrated, fundamental investment approach employed by the Fund was able to continue to deliver meaningful excess returns relative to its benchmark.

The investment strategy of the Fund produced returns of -10.17% for the twelve months ended November 30, 2022, net of all fees and expenses. In this difficult and volatile environment, the benefits of active management were clear as the portfolio was able to outperform its benchmark by 310 basis points year-to-date, net of all fees and expenses. The primary driver of the Fund’s excess returns this year has been stock selection. The contributions to this excess return have been broad-based in both property sectors and individual names. Since inception in February 2021, the Fund has outperformed its benchmark by 88 basis points, net of all fees and expenses.

The Fund continues to be concentrated with 28 total holdings and 57% of the portfolio invested in the ten largest positions. The dividend yield of the portfolio has increased from 2.5% to 3.9% since the beginning of the fiscal year, with reasonable dividend growth expected for the foreseeable future. The Fund maintained a quality bias through most of the year by having a majority of the portfolio invested in sector-leading companies with the best management teams, highest quality assets and strongest balance sheets. The Fund's sub-adviser has more recently begun to move the portfolio to a more balanced position, as some out-of-favor companies appear oversold and offer the potential for a meaningful bounce.

The negative returns during the year have resulted in much more favorable REIT valuation metrics. From December 31, 2021, through the most recent calendar quarter, the portfolio has gone from trading at an 8% premium to net asset value to a 21% discount, resulting from the fact that REITs have significantly sold off, while private market real estate values have declined approximately 10%. Industrial, retail, residential and storage property sectors are trading at NAV discounts between 20%-30%. The office sector, which has some obvious difficulties, remains valued at an NAV discount of approximately 50%. The Fund's sub-adviser believes fundamentals in most property types remain solid, with high occupancy levels and stable and increasing net operating income. The Fund's sub-adviser believes balance sheets are also in excellent shape with leverage levels of 25%. Given the asset quality, balance sheet strength, and operating fundamentals, these discounts appear greater than warranted, with history dictating that discounts at these levels will not persist.

Given the dramatic discounts observed in the public market, certain companies and asset portfolios have been sought after by investors with a long-term investment horizon. Notwithstanding wide bid/ask spreads in the market, there have been several significant transactions this year, including two fairly recent ones. First, the merger of Prologis and Duke Realty, announced in the second calendar quarter, closed on October 3, 2022. This merger creates an industrial property giant and the largest company in the REIT universe. The combined company has $175 billion in total market capitalization with a portfolio totaling 1.1 billion square feet of space that is 97.5% leased at rents that are 47% below market. At May 9, 2022, the offer represented a 31% premium to the share price of Duke Realty.

Second, STORE Capital Corporation, a net lease REIT that invests in single tenant operational real estate, entered into a definitive merger agreement under which institutional investors GIC and funds managed by Oak Street will acquire STORE Capital in an all-cash transaction valued at approximately $14 billion. Under the terms of the agreement, STORE Capital shareholders will receive $32.25 per share in cash, which represents a premium of 20% to STORE Capital’s closing stock price as of September 14, 2022. The transaction is expected to close in the first quarter of 2023.

As valuations in the REIT market continued to reset lower throughout the year, with an overall average discount to net asset value of 15%, the privatization transactions that have taken place this year are evidence of the disparity between public and private market pricing. They also reflect the attractiveness of how real estate is now priced in the public market. The Fund's sub-adviser believes REITs are positioned to perform relatively well from this point, cushioning any further negative market returns and participating in a recovering and/or high inflation environment. While there could be continued negative pressure on valuations, it seems there is more upside potential than downside risk with significant negativity already reflected in the current pricing of REITs. Of course, the future is unknown, but investing in REITs at large discounts to net asset value has led to historically favorable investment returns.

1 | November 30, 2022

ALPS Active REIT ETF

Performance Overview	November 30, 2022 (Unaudited)

Fund Performance (as of November 30, 2022)

	1 Year	Since Inception^
ALPS Active REIT ETF - NAV	-10.17%	5.34%
ALPS Active REIT ETF - Market Price*	-10.22%	5.39%
S&P United States REIT Index	-13.27%	4.48%

Total Expense Ratio (per the current prospectus) is 0.68%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

Net Asset Value (NAV) is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on February 25, 2021, with the first day of trading on the exchange of February 26, 2021.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The S&P United States REIT Index defines and measures the investable universe of publicly traded real estate investment trusts domiciled in the United States.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 5,000 shares.

The ALPS Active REIT ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the ALPS Active REIT ETF.

2 | November 30, 2022

ALPS Active REIT ETF

Performance Overview	November 30, 2022 (Unaudited)

Top Ten Holdings* (as of November 30, 2022)

Prologis, Inc.	10.62%
Equinix, Inc.	6.82%
Simon Property Group, Inc.	6.78%
Public Storage	6.18%
Realty Income Corp.	5.29%
VICI Properties, Inc.	4.99%
Welltower, Inc.	4.95%
Equity Residential	4.00%
Invitation Homes, Inc.	3.85%
AvalonBay Communities, Inc.	3.74%
Total % of Top 10 Holdings	57.22%

 Sector Allocation* (as of November 30, 2022)

Specialized REITs	23.92%
Residential REITs	18.22%
Retail REITs	17.51%
Industrial REITs	15.36%
Health Care REITs	10.14%
Office REITs	6.66%
Hotel & Resort REITs	4.10%
Diversified REITs	1.92%
Money Market Fund	2.17%
Total	100.00%

*	% of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2022)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2022

ALPS Active REIT ETF

Disclosure of Fund Expenses	November 30, 2022 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the six month period and held through November 30, 2022.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expense	Expenses Paid During Period
	6/1/22	11/30/22	Ratio(a)	6/1/22 - 11/30/22(b)
ALPS Active REIT ETF
Actual	$1,000.00	$935.90	0.68%	$3.30
Hypothetical (5% return before expenses)	$1,000.00	$1,021.66	0.68%	$3.45

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

4 | November 30, 2022

ALPS Active REIT ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ALPS ETF Trust and the Shareholders of ALPS Active REIT ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of ALPS Active REIT ETF, a series of shares of beneficial interest in ALPS ETF Trust (the “Fund”), including the schedule of investments, as of November 30, 2022, and the related statements of operations and changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, and the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets and the financial highlights for the period from February 25, 2021 (commencement of operations) through November 30, 2021, were audited by other auditors whose report dated January 26, 2022 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the ALPS ETF Trust since 2022.

Philadelphia, Pennsylvania

January 27, 2023

5 | November 30, 2022

ALPS Active REIT ETF

Schedule of Investments	November 30, 2022

Security Description	Shares	Value
COMMON STOCKS (97.97%)
Diversified REITs (1.93%)
WP Carey, Inc.	4,412	$347,666

Health Care REITs (10.16%)
Healthpeak Properties, Inc.	25,582	671,783
Sabra Health Care REIT, Inc.	20,579	265,675
Welltower, Inc.	12,595	894,623
Total Health Care REITs		1,832,081

Hotel & Resort REITs (4.11%)
Host Hotels & Resorts, Inc.	27,721	525,036
Park Hotels & Resorts, Inc.	16,813	215,711
Total Hotel & Resort REITs		740,747

Industrial REITs (15.38%)
First Industrial Realty Trust,
Inc.	6,694	338,382
Prologis, Inc.	16,297	1,919,623
Rexford Industrial Realty, Inc.	9,358	517,404
Total Industrial REITs		2,775,409

Office REITs (6.67%)
Boston Properties, Inc.	6,666	480,485
Highwoods Properties, Inc.	18,843	561,522
Kilroy Realty Corp.	3,747	161,945
Total Office REITs		1,203,952

Residential REITs (18.24%)
AvalonBay Communities, Inc.	3,867	676,338
Equity Residential	11,135	722,217
Invitation Homes, Inc.	21,343	696,422
Mid-America Apartment
Communities, Inc.	3,615	596,041
Sun Communities, Inc.	4,081	599,499
Total Residential REITs		3,290,517

Retail REITs (17.54%)
Agree Realty Corp.	3,343	233,843
Federal Realty Investment
Trust	3,668	407,515
Realty Income Corp.	15,152	955,637
Simon Property Group, Inc.	10,261	1,225,573
SITE Centers Corp.	25,115	341,313
Total Retail REITs		3,163,881

Specialized REITs (23.94%)
Digital Realty Trust, Inc.	4,252	478,180
Equinix, Inc.	1,783	1,231,428

Security Description	Shares	Value
Specialized REITs (continued)
Life Storage, Inc.	5,525	$593,882
Public Storage	3,746	1,116,158
VICI Properties, Inc.	26,338	900,760
Total Specialized REITs		4,320,408

TOTAL COMMON STOCKS
(Cost $18,081,505)		17,674,661

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS(2.18%)
Money Market Fund (2.18%)
State Street Institutional Treasury Plus Money Market Fund(Premier Class)	3.69%	392,506	392,506

TOTAL SHORT TERM INVESTMENTS
(Cost $392,506)			392,506
TOTAL INVESTMENTS (100.15%)
(Cost $18,474,011)			$18,067,167
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.15%)			(26,881)
NET ASSETS - 100.00%			$18,040,286

See Notes to Financial Statements.

6 | November 30, 2022

ALPS Active REIT ETF

Statement of Assets and Liabilities	November 30, 2022

ASSETS:
Investments, at value	$18,067,167
Receivable for investments sold	340,449
Dividends receivable	20,409
Total Assets	18,428,025

LIABILITIES:
Payable for investments purchased	378,088
Payable to adviser	9,651
Total Liabilities	387,739
NET ASSETS	$18,040,286

NET ASSETS CONSIST OF:
Paid-in capital	$19,354,685
Total distributable earnings/(accumulated losses)	(1,314,399)
NET ASSETS	$18,040,286
INVESTMENTS, AT COST	$18,474,011

PRICING OF SHARES
Net Assets	$18,040,286
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	715,002
Net Asset Value, offering and redemption price per share	$25.23

See Notes to Financial Statements.

7 | November 30, 2022

ALPS Active REIT ETF

Statement of Operations	For the Year Ended November 30, 2022

INVESTMENT INCOME:
Dividends	$520,184
Securities Lending Income	30
Total Investment Income	520,214

EXPENSES:
Investment adviser fees	133,745
Total Expenses	133,745
NET INVESTMENT INCOME	386,469

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments(a)	76,312
Net change in unrealized depreciation on investments	(2,499,595)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(2,423,283)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,036,814)

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements.

8 | November 30, 2022

ALPS Active REIT ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2022	For the Period February 25, 2021 (Commencement of Operations) to November 30, 2021
OPERATIONS:
Net investment income	$386,469	$238,110
Net realized gain	76,312	718,062
Net change in unrealized appreciation/(depreciation)	(2,499,595)	2,092,751
Net increase/(decrease) in net assets resulting from operations	(2,036,814)	3,048,923

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,095,528)	(277,240)
From tax return of capital	(83,271)	–
Total distributions	(1,178,799)	(277,240)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	4,984,526	21,611,468
Cost of shares redeemed	(7,966,498)	(145,280)
Net increase/(decrease) from capital share transactions	(2,981,972)	21,466,188
Net increase/(decrease) in net assets	(6,197,585)	24,237,871

NET ASSETS:
Beginning of period	24,237,871	–
End of year	$18,040,286	$24,237,871

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	820,002	–
Shares sold	175,000	825,002
Shares redeemed	(280,000)	(5,000)
Shares outstanding, end of period	715,002	820,002

See Notes to Financial Statements.

9 | November 30, 2022

ALPS Active REIT ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2022	For the Period February 25, 2021 (Commencement of Operations) to November 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$29.56	$24.62

INCOME FROM OPERATIONS:
Net investment income(a)	0.54	0.37
Net realized and unrealized gain/(loss)	(3.39)	5.01
Total from investment operations	(2.85)	5.38

DISTRIBUTIONS:
From net investment income	(0.53)	(0.38)
From net realized gains	(0.83)	(0.06)
From tax return of capital	(0.12)	–
Total distributions	(1.48)	(0.44)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(4.33)	4.94
NET ASSET VALUE, END OF PERIOD	$25.23	$29.56
TOTAL RETURN(b)	(10.17)%	22.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$18,040	$24,238

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	0.68%	0.68	%(c)
Ratio of net investment income to average net assets	1.96%	1.69	%(c)
Portfolio turnover rate(d)	120%	92%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the year and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

10 | November 30, 2022

ALPS Active REIT ETF

Notes to Financial Statements	November 30, 2022

1.  ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2022, the Trust consisted of twenty-three separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Active REIT ETF (the “Fund”). The investment objective of the Fund is to seek total return through dividends and capital appreciation. The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund’s Shares (“Shares”) are listed on the Nasdaq Stock Market LLC (“Nasdaq Exchange”). The Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 5,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the "Adviser") as the valuation designee ("Valuation Designee") for each Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

11 | November 30, 2022

ALPS Active REIT ETF

Notes to Financial Statements	November 30, 2022

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 2	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2022:

ALPS Active REIT ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$17,674,661	$–	$–	$17,674,661
Short Term Investments	392,506	–	–	392,506
Total	$18,067,167	$–	$–	$18,067,167

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2022.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

12 | November 30, 2022

ALPS Active REIT ETF

Notes to Financial Statements	November 30, 2022

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2022, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Total Distributable Earnings/(Accumulated Losses)
ALPS Active REIT ETF	$958,443	$(958,443)

The tax character of the distributions paid during the year ended November 30, 2022 and the fiscal period ended November 30, 2021 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2022
ALPS Active REIT ETF	$1,070,973	$24,555	$83,271

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2021
ALPS Active REIT ETF	$277,240	$–	$–

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2022, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Active REIT ETF	$875,539	$–

As of November 30, 2022, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Fund	Accumulated Net Investment Income	Accumulated Net Realized Gain/(Loss) on Investments	Other Accumulated Gains	Net Unrealized Appreciation/(Depreciation) on Investments	Total
ALPS Active REIT ETF	$–	$(875,539)	$–	$(438,860)	$(1,314,399)

As of November 30, 2022, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

ALPS Active REIT ETF
Gross appreciation (excess of value over tax cost)	$796,643
Gross depreciation (excess of tax cost over value)	(1,235,503)
Net unrealized appreciation/(depreciation)	$(438,860)
Cost of investments for income tax purposes	$18,506,027

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

F. Real Estate Investment Trusts (“REITs”)

As part of its investments in real estate related securities, the Fund will invest in REITs and is subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

13 | November 30, 2022

ALPS Active REIT ETF

Notes to Financial Statements	November 30, 2022

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund's investment strategy results in the Fund investing in REIT shares, the percentage of the Fund's dividend income received from REIT shares will likely exceed the percentage of the Fund's portfolio that is comprised of REIT shares. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund's investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to the Fund's investments in REITs, the Fund may also make distributions in excess of the Fund's earnings and capital gains. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder’ shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder.

G. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Code applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

H. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations. As of November 30, 2022, the Fund did not have any securities on loan.

14 | November 30, 2022

ALPS Active REIT ETF

Notes to Financial Statements	November 30, 2022

3.  INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.68% of the Fund’s average daily net assets.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit, trustees and other services, except for acquired fund fees and expenses, interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

GSI Capital Advisors LLC (the “Sub-Adviser”) serves as the Fund's sub-adviser pursuant to a sub-advisory agreement with the Trust (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the Adviser’s advisory fee for the services it provides. The fee is payable on a monthly basis at the annual rate of 0.35% of the Fund's average daily net assets.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Effective February 16, 2022, each Trustee receives (1) a quarterly retainer of $20,000, (2) a per meeting fee of $10,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles. Prior to February 16, 2022, each Trustee received (1) a quarterly retainer of $10,000, (2) a per meeting fee of $5,000, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each received a quarterly retainer of $2,000, in connection with their respective roles.

4.  PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2022, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Active REIT ETF	$23,344,267	$23,830,120

For the year ended November 30, 2022, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Active REIT ETF	$4,820,916	$7,753,542

For the year ended November 30, 2022, the ALPS Active REIT ETF had in-kind net realized gain of $960,264.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5.  CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 5,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

15 | November 30, 2022

ALPS Active REIT ETF

Notes to Financial Statements	November 30, 2022

6.  MARKET RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause the Fund to lose value. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of the Fund’s securities or other assets. Such impacts may adversely affect the performance of the Fund.

7.  SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

16 | November 30, 2022

ALPS Active REIT ETF

Additional Information	November 30, 2022 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The ALPS Active REIT ETF designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2021:

	Qualified Dividend Income	Dividend Received Deduction	199A
ALPS Active REIT ETF	0.00%	0.00%	20.33%

In early 2022, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2021 via Form 1099. The Fund will notify shareholders in early 2023 of amounts paid to them by the Fund, if any, during the calendar year 2022.

17 | November 30, 2022

ALPS Active REIT ETF

Board Considerations Regarding Approval of	November 30, 2022 (Unaudited)
Investment Advisory Agreement and Investment Sub-Advisory Agreement

At a meeting held June 21, 2022 via electronic means (video-conference), the Board of Trustees of the Trust (the “Board” or the “Trustees”),including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of (i) the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Active REIT ETF (“REIT” or the "Fund") (the “REIT Advisory Agreement”) and (ii) the Investment Sub-Advisory Agreement between AAI and GSI Capital Advisors LLC (the “Sub-Adviser” or “GSI”) with respect to REIT (the “GSI Capital Sub-Advisory Agreement”). The Independent Trustees also met separately to consider the REIT Advisory Agreement and GSI Capital Sub-Advisory Agreement.

In evaluating the REIT Advisory Agreement, the Board, including the Independent Trustees, considered various factors, including (i) the nature, extent and quality of the services provided by the Adviser to REIT under the REIT Advisory Agreement; (ii) the advisory fees and other expenses paid by REIT compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to REIT and the profits realized by the Adviser and its affiliates from the Adviser’s relationship with REIT; (iv) the extent to which economies of scale have been or would be realized, if and as REIT’s assets grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by the Adviser under the REIT Advisory Agreement, the Board, including the Independent Trustees, considered and reviewed information concerning the services provided under the REIT Advisory Agreement, the investment strategy, financial information regarding the Adviser and its parent company, information describing the Adviser’s current organization and the background and experience of the persons responsible for the day-to-day management of REIT, the financial support of REIT, and the nature and quality of services provided to other ETFs, open-end and closed-end funds sponsored by the Adviser. Based upon their review, the Board, including the Independent Trustees, concluded that the Adviser was qualified to oversee the services to be provided by other service providers and that the services provided by the Adviser to REIT are satisfactory.

With respect to the nature, extent and quality of the services provided by the Adviser under the REIT Advisory Agreement, the Board considered and reviewed information concerning the services provided under the REIT Advisory Agreement, financial information regarding the Adviser and its parent company, information describing the Adviser’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund.

The Board reviewed information on the performance of the Fund and its benchmark and the FUSE performance group. Based on this review, the Board, including the Independent Trustees, found that the nature and extent of services provided to the Fund under the REIT Advisory Agreement was appropriate and that the quality was satisfactory.

The Board noted that the advisory fee for the Fund was a unitary fee pursuant to which the Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the REIT Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Board, including the Independent Trustees, noted the following:

The gross management fee rate for the Fund is higher than the median of its FUSE expense group. The Fund's net expense ratio is slightly above the median of its FUSE expense group.

Based on the foregoing, and the other information available to them, the Board, including the Independent Trustees, concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees, considered other benefits available to the Adviser because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to the Fund the information provided by the Adviser about the costs and profitability of the Adviser with respect to the Fund, including the asset levels and other factors that influence the profitability and financial viability of the Fund. The Board, including the Independent Trustees, reviewed and noted the relatively small size of the Fund and concluded that the Adviser was not realizing any economies of scale. The Independent Trustees determined that the Adviser should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

In voting to renew the REIT Advisory Agreement, the Board, including the Independent Trustees, concluded that the terms of the REIT Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

18 | November 30, 2022

ALPS Active REIT ETF

Board Considerations Regarding Approval of	November 30, 2022 (Unaudited)
Investment Advisory Agreement and Investment Sub-Advisory Agreement

GSI Capital Sub-Advisory Agreement

The Board, including the Independent Trustees, discussed the GSI Sub-Advisory Agreement.

In evaluating the GSI Sub-Advisory Agreement, the Board, including the Independent Trustees, considered various factors, including (i) the nature, extent and quality of the services provided by GSI with respect to REIT under the GSI Sub-Advisory Agreement; (ii) the advisory fees and other expenses paid by REIT compared to those of similar funds managed by other investment advisers; (iii) the profitability to GSI of its sub-advisory relationship with REIT and the reasonableness of compensation to GSI; (iv) the extent to which economies of scale would be realized if, and as, REIT’s assets increase, and whether the fee level in the GSI Sub-Advisory Agreement reflects these economies of scale; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by GSI under the GSI Sub-Advisory Agreement, the Board, including the Independent Trustees, considered and reviewed information concerning the services provided under the GSI Sub-Advisory Agreement, REIT’s performance, financial information regarding GSI, information describing GSI’s current organization and the background and experience of the persons responsible for the day-to-day management of REIT. Based upon their review, the Board, including the Independent Trustees, concluded that GSI was qualified to oversee the portfolio management of REIT and that the services provided by GSI to REIT are satisfactory. The Board, including the Independent Trustees, considered that the contractual sub-advisory fee to be paid to GSI with respect to REIT was 0.35% of REIT’s average daily net assets out of a total management fee of 0.68% of REIT’s average daily net assets. Based on the consideration of all factors deemed relevant by them, the Board, including the Independent Trustees, concluded that the sub-advisory fees received by GSI under the GSI Sub-Advisory Agreement were reasonable under the circumstances and in light of the quality of services provided.

With respect to the costs of services provided and profits realized by GSI, the Board, including the Independent Trustees, considered the resources involved in managing REIT. Based on their review of the profitability of REIT to GSI, the Board, including the Independent Trustees, concluded that the profitability of REIT to GSI was not unreasonable.

The Board, including the Independent Trustees, also considered other benefits that have been and may be realized by GSI from its relationship with REIT and concluded that the sub-advisory fees with respect to REIT were reasonable taking into account such benefits.

The Board, including the Independent Trustees, considered the extent to which economies of scale may be realized if REIT’s assets continue to grow in size and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of the Fund’s investors. The Board, including the Independent Trustees, noted that REIT launched in February 2021 and had not yet achieved scale in terms of assets. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved with respect to REIT.

In voting to approve the GSI Sub-Advisory Agreement, the Board, including the Independent Trustees, concluded that the terms of the GSI Sub-Advisory Agreement are reasonable and fair in light of the services performed, expenses incurred and such other matters as the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Board, including the Independent Trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

19 | November 30, 2022

ALPS Active REIT ETF

Trustees & Officers	November 30, 2022 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees, each of whom have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”).

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES
Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	38	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund.
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	38	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014- 2017; Board Member, Strong-Bridge Consulting, 2015- 2019; Board Member, IRI/ODMS Holdings LLC, 2017 – 2019; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015- present; Director, Citywide Bank Advisory Board 2017-present;Trustee, Boettcher Foundation,2018 -present.	24	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds), Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

20 | November 30, 2022

ALPS Active REIT ETF

Trustees & Officers	November 30, 2022 (Unaudited)

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Edmund J. Burke, 1961	Trustee	Since December 2017	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a webbased system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020).	33	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (29 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

21 | November 30, 2022

ALPS Active REIT ETF

Trustees & Officers	November 30, 2022 (Unaudited)

OFFICERS:
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Laton Spahr, 1975	President	Since June 2021	Mr. Spahr joined ALPS in 2019 and currently serves as President and Portfolio Manager of AAI. Prior to his current role, Mr. Spahr was a Senior Vice President and Strategy Leader of the Value & Income Team for Oppenheimer Funds from 2013 to 2019.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019), Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. From September 2019 to September 2022 he served as Chief Compliance Officer of RiverNorth Opportunities Fund, Inc
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at AFS. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns also serves as President of ALPS Variable Investment Trust and Principal Real Estate Income Fund. From June 2019 to September 2022 she served as President of RiverNorth Opportunities Fund, Inc. and from June 2018 to November 2021 she served as Treasurer of Boulder Growth & Income Fund, Inc.
Michael P. Lawlor, 1969	Secretary	Since December 2022	Mr. Lawlor joined ALPS in January 2022, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Lawlor was Lead Fund Counsel at Brighthouse Financial (insurance company) (January 2007-April 2021). Mr. Lawlor also serves as Secretary of Financial Investors Trust and ALPS Variable Investment Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-759-5679.

22 | November 30, 2022

Intentionally Left Blank

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Annual Report

November 30, 2022

ALPS Equal Sector Weight ETF (NYSE ARCA: EQL)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview	1
Disclosure of Fund Expenses	4
Report of Independent Registered Public Accounting Firm	5
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Additional Information	17
Board Considerations Regarding Approval of Investment Advisory Agreement	18
Trustees & Officers	19

alpsfunds.com

ALPS Equal Sector Weight ETF
Performance Overview	November 30, 2022 (Unaudited)

Investment Objective

The ALPS Equal Sector Weight ETF (the “Fund”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the NYSE® Equal Sector Weight Index™ (the “Underlying Index”).

The Underlying Index is an index of exchange-traded funds (“ETFs") comprised of all active Select Sector SPDR® ETFs in an equal-weighted portfolio. These are the Communication Services Select Sector SPDR® Fund, Consumer Discretionary Select Sector SPDR® Fund, Consumer Staples Select Sector SPDR® Fund, Materials Select Sector SPDR® Fund, Energy Select Sector SPDR® Fund, Technology Select Sector SPDR® Fund, Utilities Select Sector SPDR® Fund, Financial Select Sector SPDR® Fund, Industrial Select Sector SPDR® Fund, Health Care Select Sector SPDR® Fund and Real Estate Select Sector SPDR® Fund (each, an “Underlying Sector ETF” and collectively, the “Underlying Sector ETFs”). In order to track the Underlying Index, the Fund will use a “fund of funds” approach, and seek to achieve its investment objective by investing at least 90% of its total assets in the shares of the Underlying Sector ETFs.

The Underlying Index is designed to track performance of the equally weighted Underlying Sector ETFs. Accordingly, the Underlying Index is rebalanced to an equal weighting quarterly during the months of March, June, September, and December.

Each Underlying Sector ETF is an “index fund” that invests in the equity securities of companies in a particular sector or group of industries. The objective of each Underlying Sector ETF is to track its respective underlying sector index by replicating the securities in the underlying sector index. Together, the Underlying Sector ETFs represent the Underlying Index as a whole.

Performance Overview

For the twelve-month period ended November 30, 2022, the Fund generated a total return of -0.59%, relatively in-line with the Fund’s Underlying Index, net of fees, which returned -0.48%. The Fund outperformed the S&P 500® Total Return Index (the “S&P 500”), which returned -9.21% for the same period.

The S&P 500 returned -9.21% for the trailing twelve-month (TTM) period ended November 30, 2022, as fiscal year 2022 saw the worst drawdown for equities since the pandemic. Pressured by the Federal Reserve (Fed) raising interest rates to combat inflation, markets adjusted equity values to reflect a forward-looking slowed economy. Main macroeconomic talking points throughout 2022 centered on the path of future interest rates driven by monetary policy, and inflation sustaining levels well above the Fed’s 2% inflation target. Inflation fears continued to be justified with the year-over-year Consumer Price Index (CPI) surging above 9% in June, along with core inflation readings maintaining levels above 6%. Despite the quantitative tightening efforts in 2022, many economic indicators remain strong including consumer spending, wage growth and low unemployment in the U.S., offering a sliver of hope for a soft landing. Global supply chains were relieved of backlogs and most delays stemming from COVID-19 restrictions, benefitting company margins and lowering some pressure on prices of inflated goods. The latest economic data shows U.S. Real gross domestic product year-over-year rising 1.9%, offset by CPI of 7.7%. Looking forward, the Fund's adviser believes markets have likely discounted a significant portion of quantitative tightening as the S&P 500 Price-to-Earnings ratio is below its 10-year average, and any pause or pivot in rate hikes would serve as a positive catalyst for U.S. and global equities.

The best performing Fund holdings for the period were the Energy Select Sector SPDR® (XLE) (+74.42%), the Consumer Staples Select Sector SPDR® (XLP) (+12.60%) and the Utilities Select Sector SPDR® (XLU) (+11.79%). The worst performing Fund holdings for the period were the Communication Services Select Sector SPDR® (XLC) which lost 31.03% and the Consumer Discretionary Select Sector SPDR® (XLY) which fell 27.97%.

Looking forward, the Fund’s strategy of holding each of the eleven sectors in the S&P 500 via the Select SPDR® Funds can result in a diversified core holding, and potential for market participation in all economic cycles through equal sector weighting.

1 | November 30, 2022

ALPS Equal Sector Weight ETF
Performance Overview	November 30, 2022 (Unaudited)

Performance (as of November 30, 2022)

	1 Year	5 Year	10 Year	Since Inception^
ALPS Equal Sector Weight ETF - NAV	-0.59%	10.27%	12.19%	13.31%
ALPS Equal Sector Weight ETF - Market Price*	-0.54%	10.26%	12.19%	13.32%
NYSE® Equal Sector Weight Total Return Index™	-0.48%	10.43%	12.41%	13.57%
S&P 500® Total Return Index	-9.21%	10.98%	13.34%	14.19%

Total Expense Ratio (per the current Prospectus) is 0.48%. Net Expense Ratio (per the current Prospectus) is 0.27%. Net expense ratio reflects the reimbursement of distribution fees for underlying sector ETFs. In addition, the Adviser has contractually agreed, through March 31, 2023, to reduce its advisory fee by 0.19%. This fee waiver may only be terminated by the Fund’s Board of Trustees (and not by the Adviser) prior to such date. Please see the prospectus for additional information.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

Net Asset Value (NAV) is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on July 6, 2009 with an Inception Date, the first day of trading on the Exchange, of July 7, 2009.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The NYSE® Equal Sector Weight Total Return Index™ consists of a strategy that holds all active Select Sector SPDR® ETFs in an equal-weighted portfolio. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

S&P 500® Total Return Index: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. The indexes are reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS Equal Sector Weight ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

2 | November 30, 2022

ALPS Equal Sector Weight ETF
Performance Overview	November 30, 2022 (Unaudited)

The following table shows the sector weights of both the Fund and the S&P 500® Total Return Index as of November 30, 2022:

Sector Weighting Comparison (as of November 30, 2022)

	EQL*	S&P 500®	+/-
Energy	10.01%	5.12%	4.89%
Industrials	9.82%	8.44%	1.38%
Materials	9.77%	2.68%	7.09%
Financials	9.46%	11.61%	-2.15%
Health Care	9.39%	15.22%	-5.83%
Consumer Staples	9.32%	6.99%	2.33%
Technology	9.10%	26.41%	-17.31%
Communication Services	8.51%	7.46%	1.05%
Real Estate	8.37%	2.68%	5.69%
Utilities	8.26%	2.99%	5.27%
Consumer Discretionary	7.97%	10.40%	-2.43%
Money Market Fund	0.02%	–	0.02%
Total	100.00%	100.00%

Source: S&P 500®

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2022)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years including dividend reinvestment with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gain distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2022

ALPS Equal Sector Weight ETF
Disclosure of Fund Expenses	November 30, 2022 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the six month period and held through November 30, 2022.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/22	Ending Account Value 11/30/22	Expense Ratio(a)	Expenses Paid During Period 6/1/22 - 11/30/22(b)
ALPS Equal Sector Weight ETF
Actual	$1,000.00	$994.40	0.16%	$0.80
Hypothetical (5% return before expenses)	$1,000.00	$1,024.27	0.16%	$0.81

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

4 | November 30, 2022

ALPS Equal Sector Weight ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ALPS ETF Trust and the Shareholders of ALPS Equal Sector Weight ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of ALPS Equal Sector Weight ETF, a series of shares of beneficial interest in ALPS ETF Trust (the “Fund”), including the schedule of investments, as of November 30, 2022, and the related statements of operations and changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, and the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended November 30, 2021 and the financial highlights for each of the years in the four-year period then ended were audited by other auditors whose report dated January 26, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the ALPS ETF Trust since 2022.

Philadelphia, Pennsylvania

January 27, 2023

5 | November 30, 2022

ALPS Equal Sector Weight ETF
Schedule of Investments	November 30, 2022

Security Description	Shares	Value
EXCHANGE TRADED FUNDS (99.99%)
Communication Services (8.51%)
Communication Services
Select Sector SPDR Fund(a)	565,047	$29,105,571

Consumer Discretionary (7.97%)
Consumer Discretionary
Select Sector SPDR Fund(a)	186,534	27,265,675

Consumer Staples (9.32%)
Consumer Staples Select
Sector SPDR Fund(a)	413,038	31,882,403

Energy (10.01%)
Energy Select Sector SPDR Fund	375,606	34,236,487

Financials (9.46%)
Financial Select Sector SPDR Fund	891,169	32,358,346

Healthcare (9.39%)
Health Care Select Sector SPDR Fund(a)	231,167	32,136,836

Industrials (9.82%)
Industrial Select Sector SPDR Fund(a)	330,253	33,593,335

Materials (9.78%)
Materials Select Sector SPDR Fund(a)	404,134	33,442,089

Real Estate (8.37%)
Real Estate Select Sector SPDR Fund	730,157	28,651,361

Technology (9.10%)
Technology Select Sector SPDR Fund	228,905	31,121,924

Utilities (8.26%)
Utilities Select Sector SPDR Fund(a)	395,622	28,259,279

TOTAL EXCHANGE TRADED FUNDS
(Cost $279,695,621)		342,053,306

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS(24.50%)
Money Market Fund (0.02%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $69,789)	3.69%	69,789	$69,789

Investments Purchased with Collateral from Securities Loaned (24.48%)
State Street Navigator
Securities Lending
Government Money
Market Portfolio, 3.86%
(Cost $83,760,048)		83,760,048	83,760,048
TOTAL SHORT TERM INVESTMENTS
(Cost $83,829,837)			83,829,837

TOTAL INVESTMENTS (124.49%)
(Cost $363,525,458)			$425,883,143
LIABILITIES IN EXCESS OF OTHER ASSETS(-24.49%)			(83,784,309)
NET ASSETS - 100.00%			$342,098,834

(a)	Security, or a portion of the security position is currently on loan.

The total market value of securities on loan is $91,196,271.

Common Abbreviations:

SPDR® - Standard & Poor's Depositary Receipts

See Notes to Financial Statements.

6 | November 30, 2022

ALPS Equal Sector Weight ETF
Statement of Assets and Liabilities	November 30, 2022

ASSETS:
Investments, at value(a)	$425,883,143
Dividends receivable	17,413
Total Assets	425,900,556

LIABILITIES:
Payable to adviser	41,674
Payable for collateral upon return of securities loaned	83,760,048
Total Liabilities	83,801,722
NET ASSETS	$342,098,834

NET ASSETS CONSIST OF:
Paid-in capital	$284,579,180
Total distributable earnings/(accumulated losses)	57,519,654
NET ASSETS	$342,098,834

INVESTMENTS, AT COST	$363,525,458

PRICING OF SHARES
Net Assets	$342,098,834
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	3,375,000
Net Asset Value, offering and redemption price per share	$101.36

(a)	Includes $91,196,271 of securities on loan.

See Notes to Financial Statements.

7 | November 30, 2022

ALPS Equal Sector Weight ETF
Statement of Operations	For the Year Ended November 30, 2022

INVESTMENT INCOME:
Dividends	$4,863,390
Securities Lending Income	108,817
Total Investment Income	4,972,207

EXPENSES:
Investment adviser fees	900,819
Total Expenses before waiver/reimbursement	900,819
Less fee waiver/reimbursement by investment adviser	(518,506)
Net Expenses	382,313
NET INVESTMENT INCOME	4,589,894

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments(a)	5,922,093
Net change in unrealized appreciation/(depreciation) on investments	(9,615,305)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(3,693,212)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$896,682

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements.

8 | November 30, 2022

ALPS Equal Sector Weight ETF
Statements of Changes in Net Assets

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
OPERATIONS:
Net investment income	$4,589,894	$3,568,055
Net realized gain	5,922,093	7,438,861
Net change in unrealized appreciation/(depreciation)	(9,615,305)	32,612,619
Net increase in net assets resulting from operations	896,682	43,619,535

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(4,607,523)	(3,568,055)
From tax return of capital	–	(37,609)
Total distributions	(4,607,523)	(3,605,664)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	153,184,146	27,797,544
Cost of shares redeemed	(15,270,895)	(24,055,755)
Net increase from capital share transactions	137,913,251	3,741,789
Net increase in net assets	134,202,410	43,755,660

NET ASSETS:
Beginning of year	207,896,424	164,140,764
End of year	$342,098,834	$207,896,424

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	2,000,000	1,950,000
Shares sold	1,525,000	300,000
Shares redeemed	(150,000)	(250,000)
Shares outstanding, end of period	3,375,000	2,000,000

See Notes to Financial Statements.

9 | November 30, 2022

ALPS Equal Sector Weight ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$103.95	$84.17	$78.33	$70.34	$69.28

INCOME FROM OPERATIONS:
Net investment income(a)	1.89	1.76	1.91	1.53	1.50
Net realized and unrealized gain/(loss)	(2.55)	19.82	5.84	8.03	1.02
Total from investment operations	(0.66)	21.58	7.75	9.56	2.52

DISTRIBUTIONS:
From net investment income	(1.93)	(1.78)	(1.90)	(1.57)	(1.46)
From tax return of capital	–	(0.02)	(0.01)	–	–
Total distributions	(1.93)	(1.80)	(1.91)	(1.57)	(1.46)

NET INCREASE/(DECREASE) IN NET ASSET
VALUE	(2.59)	19.78	5.84	7.99	1.06
NET ASSET VALUE, END OF PERIOD	$101.36	$103.95	$84.17	$78.33	$70.34
TOTAL RETURN(b)	(0.59)%	25.89%	10.37%	13.86%	3.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)	$342,099	$207,896	$164,141	$168,407	$154,742

Ratio of expenses excluding waiver/reimbursement to average net assets	0.37%	0.37%	0.37%	0.37%	0.37%
Ratio of expenses including waiver/reimbursement to average net assets	0.16%	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income excluding waiver/reimbursement to average net assets	1.68%	1.59%	2.31%	1.89%	1.92%
Ratio of net investment income including waiver/reimbursement to average net assets	1.89%	1.81%	2.53%	2.11%	2.14%
Portfolio turnover rate(c)	12%	8%	11%	4%	14%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

10 | November 30, 2022

ALPS Equal Sector Weight ETF
Notes to Financial Statements	November 30, 2022

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2022, the Trust consisted of twenty-three separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Equal Sector Weight ETF (the “Fund”). The investment objective of the Fund is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the NYSE® Equal Sector Weight Index (the “Underlying Index”). The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc (the “NYSE Arca”). The Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the "Adviser") as the valuation designee ("Valuation Designee") for each Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

11 | November 30, 2022

ALPS Equal Sector Weight ETF
Notes to Financial Statements	November 30, 2022

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Exchange Traded Funds, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2022:

ALPS Equal Sector Weight ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds*	$342,053,306	$–	$–	$342,053,306
Short Term Investments	83,829,837	–	–	83,829,837
Total	$425,883,143	$–	$–	$425,883,143

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2022.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

12 | November 30, 2022

ALPS Equal Sector Weight ETF
Notes to Financial Statements	November 30, 2022

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2022, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Total Distributable Earnings/(Accumulated Losses)
ALPS Equal Sector Weight ETF	$7,171,474	$(7,171,474)

The tax character of the distributions paid during the fiscal years ended November 30, 2022 and November 30, 2021 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2022
ALPS Equal Sector Weight ETF	$4,607,523	$–	$–

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2021
ALPS Equal Sector Weight ETF	$3,568,055	$–	$37,609

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2022, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Equal Sector Weight ETF	$992,242	$3,075,574

As of November 30, 2022, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Fund	Accumulated Net Investment Income	Accumulated Net Realized Gain/(Loss) on Investments	Other Accumulated Gains	Net Unrealized Appreciation/(Depreciation) on Investments	Total
ALPS Equal Sector Weight ETF	$–	$(4,067,816)	$–	$61,587,470	$57,519,654

As of November 30, 2022, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

ALPS Equal Sector Weight ETF
Gross appreciation (excess of value over tax cost)	$68,491,139
Gross depreciation (excess of tax cost over value)	(6,903,669)
Net unrealized appreciation/(depreciation)	$61,587,470
Cost of investments for income tax purposes	$364,295,673

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

13 | November 30, 2022

ALPS Equal Sector Weight ETF
Notes to Financial Statements	November 30, 2022

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2022:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS Equal Sector Weight ETF	$91,196,271	$83,760,048	$7,558,240	$91,318,288

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

14 | November 30, 2022

ALPS Equal Sector Weight ETF
Notes to Financial Statements	November 30, 2022

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2022:

ALPS Equal Sector Weight ETF Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$83,760,048	$–	$–	$–	$83,760,048
Total Borrowings					83,760,048
Gross amount of recognized liabilities for securities lending (collateral received)					$83,760,048

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.37% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive 0.19% of its annual unitary fee payable by the Fund until at least March 31, 2023. The waiver may only be terminated by the Fund's Board of Trustees prior to such date.

ALPS Portfolio Solutions Distributor, Inc. (“APSD”) is both the distributor for the Fund as well as the Select Sector SPDR exchange traded funds (“Underlying Sector ETFs”) that the Fund invests in. As required by exemptive relief obtained by the Underlying Sector ETFs, the Adviser will reimburse the Fund an amount equal to the distribution fee received by APSD from the Underlying Sector ETFs attributable to the Fund’s investment in the Underlying Sector ETFs, for so long as APSD acts as the distributor to the Fund and the Underlying Sector ETFs. Such reimbursement is generally expected to be approximately 0.02% - 0.03% annually.

Out of the unitary management fees, the Adviser pays substantially all expenses of the Fund, including licensing fees to the Underlying Index provider, the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for acquired fund fees and expenses, interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Effective February 16, 2022, each Trustee receives (1) a quarterly retainer of $20,000, (2) a per meeting fee of $10,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles. Prior to February 16, 2022, each Trustee received (1) a quarterly retainer of $10,000, (2) a per meeting fee of $5,000, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each received a quarterly retainer of $2,000, in connection with their respective roles.

15 | November 30, 2022

ALPS Equal Sector Weight ETF
Notes to Financial Statements	November 30, 2022

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2022 the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Equal Sector Weight ETF	$28,712,812	$28,770,607

For the year ended November 30, 2022, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Equal Sector Weight ETF	$153,188,314	$15,270,806

For the year ended November 30, 2022, the ALPS Equal Sector Weight ETF had in-kind net realized gain of $7,076,803.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. MARKET RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause the Fund to lose value. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of the Fund’s securities or other assets. Such impacts may adversely affect the performance of the Fund.

7. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

16 | November 30, 2022

ALPS Equal Sector Weight ETF
Additional Information	November 30, 2022 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The ALPS Equal Sector Weight ETF designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2021:

	Qualified Dividend Income	Dividend Received Deduction
ALPS Equal Sector Weight ETF	88.31%	85.80%

In early 2022, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2021 via Form 1099. The Fund will notify shareholders in early 2023 of amounts paid to them by the Fund, if any, during the calendar year 2022.

LICENSING AGREEMENT

ICE Data Indices, LLC (the “Index Provider”) is not affiliated with the ALPS Equal Sector Weight ETF (the “Fund”) or ALPS Advisors, Inc. (the “Adviser”). The Fund is entitled to use the Underlying Index pursuant to a licensing agreement with the Index Provider and the Adviser. The Adviser pays a licensing fee to the Index Provider out of the management fee.

The only relationship that the Index Provider has with the Fund, the Adviser or Distributor of the Fund in connection with the Fund is that the Index Provider has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of the Fund. The Index Provider has no obligation to take the specific needs of the Adviser, Distributor or owners of the Fund into consideration in the determination and calculation of the Underlying Index. The Index Provider is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the net asset value of the Fund. The Index Provider has no obligation or liability in connection with the administration or trading of the Fund.

NYSE® Equal Sector Weight Index is a service mark of ICE Data Indices, LLC or its affiliates (“ICE Data”) and has been licensed for use by the Adviser in connection with the Fund. Neither the Trust nor the Fund is sponsored, endorsed, sold or promoted by ICE Data. ICE Data makes no representations or warranties regarding the Adviser or the Fund or the ability of the NYSE® Equal Sector Weight Index to track general stock market performance.

ICE DATA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE NYSE® EQUAL SECTOR WEIGHT INDEX OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL ICE DATA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

17 | November 30, 2022

ALPS Equal Sector Weight ETF
Board Considerations Regarding Approval of	November 30, 2022 (Unaudited)
Investment Advisory Agreement

At a meeting held on June 21, 2022 via electronic means (video-conference), the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Equal Sector Weight ETF (“EQL” or the “Fund”). The Independent Trustees also met separately to consider the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement with respect to the Fund, the Board, including the Independent Trustees, considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of the Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund.

The Board reviewed information on the performance of the Fund and its applicable benchmark. The Board also evaluated the correlation and tracking error between the underlying index and the Fund’s performance. Based on this review, the Board, including the Independent Trustees, found that the nature and extent of services provided to the Fund under the Investment Advisory Agreement was appropriate and that the quality was satisfactory.

The Board noted that the advisory fee for the Fund was a unitary fee pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Investment Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Board, including the Independent Trustees, noted the following:

The gross management fee rate the Fund is higher than the median of its FUSE expense group. The Fund’s net expense ratio, however, is lower than the median of its FUSE expense group.

Based on the foregoing, and the other information available to them, the Board, including the Independent Trustees, concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees, considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered, with respect to the Fund, the information provided by AAI about the costs and profitability of AAI with respect to the Fund, including the asset levels and other factors that influence the profitability and financial viability of the Fund. The Board, including the Independent Trustees, reviewed and noted the relatively small size of the Fund and concluded that AAI was not realizing any economies of scale. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

In voting to renew the Investment Advisory Agreement, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

18 | November 30, 2022

ALPS Equal Sector Weight ETF
Trustees & Officers	November 30, 2022 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees, each of whom have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”).

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	38	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund.
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	38	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014- 2017; Board Member, Strong-Bridge Consulting, 2015- 2019; Board Member, IRI/ODMS Holdings LLC, 2017 – 2019; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015- present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018 -present.	24	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds), Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

19 | November 30, 2022

ALPS Equal Sector Weight ETF
Trustees & Officers	November 30, 2022 (Unaudited)

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Edmund J. Burke, 1961	Trustee	Since December 2017	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web- based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020).	33	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All -Star Equity Fund (1 fund); Director of the Liberty All- Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (29 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

20 | November 30, 2022

ALPS Equal Sector Weight ETF
Trustees & Officers	November 30, 2022 (Unaudited)

OFFICERS:

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Laton Spahr, 1975	President	Since June 2021	Mr. Spahr joined ALPS in 2019 and currently serves as President and Portfolio Manager of AAI. Prior to his current role, Mr. Spahr was a Senior Vice President and Strategy Leader of the Value & Income Team for Oppenheimer Funds from 2013 to 2019.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. From September 2019 to September 2022 he served as Chief Compliance Officer of RiverNorth Opportunities Fund, Inc.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at AFS. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns also serves as President of ALPS Variable Investment Trust and Principal Real Estate Income Fund. From June 2019 to September 2022 she served as President of RiverNorth Opportunities Fund, Inc. and from June 2018 to November 2021 she served as Treasurer of Boulder Growth & Income Fund, Inc.
Michael P. Lawlor, 1969	Secretary	Since December 2022	Mr. Lawlor joined ALPS in January 2022, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Lawlor was Lead Fund Counsel at Brighthouse Financial (insurance company) (January 2007-April 2021). Mr. Lawlor also serves as Secretary of Financial Investors Trust and ALPS Variable Investment Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-759-5679.

21 | November 30, 2022

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Annual Report

November 30, 2022

ALPS Hillman Active Value ETF (NYSE ARCA: HVAL)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview	1
Disclosure of Fund Expenses	4
Report of Independent Registered Public Accounting Firm	5
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Additional Information	18
Board Considerations Regarding Approval of Investment Advisory Agreement and Investment
Sub-Advisory Agreement	19
Trustees & Officers	21

alpsfunds.com

ALPS Hillman Active Value ETF
Performance Overview	November 30, 2022 (Unaudited)

Investment Objective

The ALPS Hillman Active Value ETF (the "Fund") seeks long-term total return from a combination of income and capital gains. The Fund seeks to achieve its investment objective by investing in U.S. companies that Hillman Capital Management, Inc. (“HCM”), the Fund's sub-adviser believes have competitive advantages and have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; whose value is not currently well known; or whose value is not fully recognized by the public.

Performance Overview

For the fiscal year ended November 30, 2022, the Fund returned, at NAV, -3.05% versus a return of 2.42% for the Russell 1000® Value Total Return Index. While the team at HCM is not pleased with the short-term performance versus the Fund’s benchmark index, it is our view that investment in enterprises which we believe possess sustainable competitive advantages, coupled with strict adherence to our fundamentally sound valuation discipline, should work well for long term investors.

During the period, U.S. equity investors appeared concerned by rising interest rates and inflation. Further dampening enthusiasm, supply chain issues lingered, exacerbated by war in Ukraine and China’s zero tolerance COVID policy. The U.S. Federal Reserve Bank’s Open Market Committee increased the target federal funds rate from a range of 0.00% to 0.25% to a range of 3.75% to 4.00%, and the yield on the benchmark Ten Year U.S. Treasury Note rose from 1.43% to 3.68%.

The Fund benefitted from strong performance in the Consumer Staples, Health Care, and Energy sectors. The Communication Services, Information Technology, and Consumer Discretionary sectors weighed heavily on relative performance.

The top 5 performers for the period were Biogen Inc. (BIIB), Merck & Co Inc. (MRK), Bristol-Myers Squibb Company (BMY), Plains All American Pipeline LP (PAA), and Exxon Mobil Corporation (XOM).

The bottom 5 performers for the fiscal year were Meta Platforms Inc (META), Warner Brothers Discovery (WBD), Amazon.com Inc. (AMZN), Salesforce.com Inc. (CRM), and ServiceNow Inc. (NOW).

HCM’s equity strategies are driven by its core belief that competitively advantaged companies will outperform their peers through economic cycles and market cycles. HCM’s goal is to invest in great enterprises at attractive prices. HCM’s investment team will continue to invest according to this precept for the long-term interest of our clients. HCM feels that the Fund is well positioned with investments in companies with sustainable competitive advantages, at prices that it believes to be reasonable.

1 | November 30, 2022

ALPS Hillman Active Value ETF
Performance Overview	November 30, 2022 (Unaudited)

Performance (as of November 30, 2022)

	1 Year	Since Inception^
ALPS Hillman Active Value ETF - NAV	-3.05%	-4.81%
ALPS Hillman Active Value ETF – Market Price*	-3.21%	-4.87%
Russell 1000® Value Total Return Index	2.42%	2.18%

Total Expense Ratio (per the current prospectus) is 0.55%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

Net Asset Value (NAV) is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on July 15, 2021, with the first day of trading on the exchange of July 16, 2021.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times. .

Russell 1000® Value Total Return is a broad-based benchmark that measures the performance of the large cap value segment of the US equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS Hillman Active Value ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

2 | November 30, 2022

ALPS Hillman Active Value ETF
Performance Overview	November 30, 2022 (Unaudited)

Top 10 Holdings* (as of November 30, 2022)

Air Products and Chemicals, Inc.	2.91%
Constellation Brands, Inc.	2.78%
Wells Fargo & Co.	2.61%
Enterprise Products Partners LP	2.51%
Becton Dickinson and Co.	2.48%
Kraft Heinz Co.	2.47%
Meta Platforms, Inc.	2.41%
Emerson Electric Co.	2.39%
AT&T, Inc.	2.38%
Lam Research Corp.	2.37%
Total % of Top 10 Holdings	25.31%

Sector Allocation* (as of November 30, 2022)

Information Technology	19.79%
Communication Services	15.21%
Health Care	12.16%
Consumer Staples	11.48%
Financials	11.44%
Industrials	10.92%
Materials	7.42%
Consumer Discretionary	5.68%
Energy	2.51%
Real Estate	2.29%
Money Market Fund	1.10%
Total Investments	100.00%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2022)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund's benchmark

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2022

ALPS Hillman Active Value ETF
Disclosure of Fund Expenses	November 30, 2022 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the six month period and held through November 30, 2022.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/22	Ending Account Value 11/30/22	Expense Ratio(a)	Expenses Paid During Period 6/1/22 - 11/30/22(b)
ALPS Hillman Active Value ETF
Actual	$1,000.00	$982.10	0.55%	$2.73
Hypothetical (5% return before expenses)	$1,000.00	$1,022.31	0.55%	$2.79

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

4 | November 30, 2022

ALPS Hillman Active Value ETF
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ALPS ETF Trust and the Shareholders of ALPS Hillman Active Value ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of ALPS Hillman Active Value ETF, a series of shares of beneficial interest in ALPS ETF Trust (the “Fund”), including the schedule of investments, as of November 30, 2022, and the related statements of operations and changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, and the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets and the financial highlights for the period from July 15, 2021 (commencement of operations) through November 30, 2021 were audited by other auditors whose report dated January 26, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the ALPS ETF Trust since 2022.

Philadelphia, Pennsylvania

January 27, 2023

5 | November 30, 2022

ALPS Hillman Active Value ETF
Schedule of Investments	November 30, 2022

Security Description	Shares	Value
COMMON STOCKS (96.22%)
Communication Services (15.18%)
Alphabet, Inc., Class A(a)	1,360	$137,346
AT&T, Inc.	8,358	161,142
Comcast Corp., Class A	3,972	145,534
Meta Platforms, Inc., Class A(a)	1,385	163,569
Verizon Communications, Inc.	2,943	114,718
Walt Disney Co.(a)	1,550	151,699
Warner Bros Discovery, Inc.(a)	13,759	156,852
Total Communication Services		1,030,860

Consumer Discretionary (5.67%)
Amazon.com, Inc.(a)	1,400	135,156
CarMax, Inc.(a)	1,760	122,074
Nordstrom, Inc.(b)	6,095	127,812
Total Consumer Discretionary		385,042

Consumer Staples (11.46%)
Anheuser-Busch InBev SA, ADR(b)	2,385	140,453
Conagra Brands, Inc.	3,789	143,906
Constellation Brands, Inc., Class A	733	188,637
Kellogg Co.	1,893	138,094
Kraft Heinz Co.	4,250	167,238
Total Consumer Staples		778,328

Financials (11.42%)
Bank of New York Mellon Corp.	3,359	154,178
BlackRock, Inc.	217	155,372
T Rowe Price Group, Inc.	1,077	134,528
Wells Fargo & Co.	3,684	176,648
Western Union Co.	10,581	155,117
Total Financials		775,843

Health Care (12.14%)
Becton Dickinson and Co.	673	167,806
Biogen, Inc.(a)	477	145,566
CVS Health Corp.	1,487	151,496
GSK PLC, ADR(b)	3,454	119,474
Medtronic PLC	1,299	102,673
Zimmer Biomet Holdings, Inc.	1,143	137,274
Total Health Care		824,289

Industrials (10.90%)
3M Co.	1,139	143,480
Boeing Co.(a)	826	147,755
Emerson Electric Co.	1,692	162,043
General Electric Co.	1,641	141,077
Raytheon Technologies Corp.	1,477	145,809
Total Industrials		740,164

Information Technology (19.76%)
Adobe, Inc.(a)	463	159,702
ASML Holding NV	242	147,165
Equifax, Inc.	740	146,054
Intel Corp.	4,341	130,534

Security Description	Shares	Value
Information Technology (continued)
Lam Research Corp.	340	$160,610
Microsoft Corp.	589	150,277
Salesforce, Inc.(a)	915	146,629
ServiceNow, Inc.(a)	377	156,945
Taiwan Semiconductor
Manufacturing Co., Ltd., ADR	1,732	143,721
Total Information Technology		1,341,637

Materials (7.41%)
Air Products and Chemicals, Inc.	637	197,572
Compass Minerals
International, Inc.	3,571	158,374
DuPont de Nemours, Inc.	2,084	146,943
Total Materials		502,889

Real Estate (2.28%)
Simon Property Group, Inc.	1,299	155,153

TOTAL COMMON STOCKS
(Cost $7,446,926)		6,534,205

Security Description	Shares	Value
MASTER LIMITED PARTNERSHIPS (2.50%)
Energy (2.50%)
Enterprise Products Partners LP	6,852	169,998

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $171,009)		169,998

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (5.09%)
Money Market Fund (1.11%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $75,268)	3.69%	75,268	75,268

Investments Purchased with Collateral from Securities Loaned (3.98%)
State Street Navigator Securities Lending Government Money Market Portfolio, 3.86%
(Cost $270,198)		270,198	270,198
TOTAL SHORT TERM INVESTMENTS
(Cost $345,466)			345,466

TOTAL INVESTMENTS (103.81%)
(Cost $7,963,401)			$7,049,669
LIABILITIES IN EXCESS OF OTHER ASSETS (-3.81%)			(258,577)
NET ASSETS - 100.00%			$6,791,092

6 | November 30, 2022

ALPS Hillman Active Value ETF
Schedule of Investments	November 30, 2022

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $266,932.

See Notes to Financial Statements.

7 | November 30, 2022

ALPS Hillman Active Value ETF
Statement of Assets and Liabilities	November 30, 2022

ASSETS:
Investments, at value*	$7,049,669
Dividends receivable	14,665
Total Assets	7,064,334

LIABILITIES:
Payable to adviser	3,044
Payable for collateral upon return of securities loaned	270,198
Total Liabilities	273,242
NET ASSETS	$6,791,092

NET ASSETS CONSIST OF:
Paid-in capital	$7,573,022
Total distributable earnings/(accumulated losses)	(781,930)
NET ASSETS	$6,791,092

INVESTMENTS, AT COST	$7,963,401

PRICING OF SHARES
Net Assets	$6,791,092
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	300,002
Net Asset Value, offering and redemption price per share	$22.64

*	Includes $266,932 of securities on loan.

See Notes to Financial Statements.

8 | November 30, 2022

ALPS Hillman Active Value ETF
Statement of Operations	For the Year Ended November 30, 2022

INVESTMENT INCOME:
Dividends*	$158,169
Securities Lending Income	169
Total Investment Income	158,338

EXPENSES:
Investment adviser fees	35,841
Net Expenses	35,841
NET INVESTMENT INCOME	122,497

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments(a)	151,616
Net change in unrealized appreciation/(depreciation) on investments	(602,794)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(451,178)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(328,681)

*	Net of foreign tax withholding of $865.
(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements.

9 | November 30, 2022

ALPS Hillman Active Value ETF
Statements of Changes in Net Assets

	For the Year Ended November 30, 2022	For the Period July 15, 2021 (Commencement of Operations) to November 30, 2021
OPERATIONS:
Net investment income	$122,497	$50,743
Net realized gain	151,616	60,733
Net change in unrealized depreciation	(602,794)	(310,938)
Net decrease in net assets resulting from operations	(328,681)	(199,462)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(144,140)	(17,283)
Total distributions	(144,140)	(17,283)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	3,537,225	6,232,629
Cost of shares redeemed	(1,652,974)	(636,222)
Net increase from capital share transactions	1,884,251	5,596,407
Net increase in net assets	1,411,430	5,379,662

NET ASSETS:
Beginning of period	5,379,662	–
End of period	$6,791,092	$5,379,662

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	225,002	–
Shares sold	150,000	250,002
Shares redeemed	(75,000)	(25,000)
Shares outstanding, end of period	300,002	225,002

See Notes to Financial Statements.

10 | November 30, 2022

ALPS Hillman Active Value ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2022	For the Period July 15, 2021 (Commencement of Operations) to November 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$23.91	$24.88

INCOME FROM OPERATIONS:
Net investment income(a)	0.42	0.22
Net realized and unrealized loss	(1.14)	(1.12)
Total from investment operations	(0.72)	(0.90)

DISTRIBUTIONS:
From net investment income	(0.34)	(0.07)
From net realized gains	(0.21)	–
Total distributions	(0.55)	(0.07)

NET (DECREASE) IN NET ASSET VALUE	(1.27)	(0.97)
NET ASSET VALUE, END OF PERIOD	$22.64	$23.91
TOTAL RETURN(b)	(3.05)%	(3.63)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$6,791	$5,380

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	0.55%	0.55	%(c)
Ratio of net investment income to average net assets	1.88%	2.28	%(c)
Portfolio turnover rate(d)	33%	10%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

11 | November 30, 2022

ALPS Hillman Active Value ETF
Notes to Financial Statements	November 30, 2022

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2022, the Trust consisted of twenty-three separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Hillman Active Value ETF (the “Fund”). The Fund seeks long-term total return from a combination of income and capital gains. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). The Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the "Adviser") as the valuation designee ("Valuation Designee") for each Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

12 | November 30, 2022

ALPS Hillman Active Value ETF
Notes to Financial Statements	November 30, 2022

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability; including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities and Limited Partnerships, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2022:

ALPS Hillman Active Value ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$6,534,205	$–	$–	$6,534,205
Master Limited Partnerships*	169,998	–	–	169,998
Short Term Investments	345,466	–	–	345,466
Total	$7,049,669	$–	$–	$7,049,669

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2022.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are declared and distributed at least annually.

13 | November 30, 2022

ALPS Hillman Active Value ETF
Notes to Financial Statements	November 30, 2022

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2022, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Total Distributable Earnings/(Accumulated Losses)
ALPS Hillman Active Value ETF	$78,568	$(78,568)

The tax character of the distributions paid during the year ended November 30, 2022 and the fiscal period ended November 30, 2021 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2022
ALPS Hillman Active Value ETF	$144,059	$81	$–

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2021
ALPS Hillman Active Value ETF	$17,283	$–	$–

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

As of November 30, 2022, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Fund	Accumulated Net Investment Income	Accumulated Net Realized Gain/(Loss) on Investments	Other Accumulated Gains	Net Unrealized Appreciation/(Depreciation) on Investments	Total
ALPS Hillman Active Value ETF	$112,135	$14,414	$–	$(908,479)	$(781,930)

As of November 30, 2022, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

ALPS Hillman Active Value ETF
Gross appreciation (excess of value over tax cost)	$255,484
Gross depreciation (excess of tax cost over value)	(1,163,963)
Net unrealized appreciation/(depreciation)	$(908,479)
Cost of investments for income tax purposes	$7,958,148

The differences between book-basis and tax-basis are primarily due to the deferral of losses from investments in partnerships.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the

14 | November 30, 2022

ALPS Hillman Active Value ETF
Notes to Financial Statements	November 30, 2022

applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the fund's securities lending agreement and related cash and non-cash collateral received as of November 30,2022

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS Hillman Active Value ETF	$266,932	$270,198	$–	$270,198

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2022:

ALPS Hillman Active Value ETF Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$270,198	$–	$–	$–	$270,198
Total Borrowings					270,198
Gross amount of recognized liabilities for securities lending (collateral received)					$270,198

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.55% of the Fund’s average daily net assets.

Out of the unitary management fees, the Adviser pays substantially all expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

15 | November 30, 2022

ALPS Hillman Active Value ETF
Notes to Financial Statements	November 30, 2022

Hillman Capital Management, Inc. (the “Sub-Adviser”) serves as the Fund’s sub-adviser pursuant to a sub-advisory agreement with the Trust (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the Adviser’s advisory fee for the services it provides. The fee is payable on a monthly basis at the annual rate of 0.25% of the Fund's average daily net assets.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Effective February 16, 2022, each Trustee receives (1) a quarterly retainer of $20,000, (2) a per meeting fee of $10,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles. Prior to February 16, 2022, each Trustee received (1) a quarterly retainer of $10,000, (2) a per meeting fee of $5,000, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each received a quarterly retainer of $2,000, in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2022, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales
ALPS Hillman Active Value ETF	$2,192,924	$2,144,801

For the year ended November 30, 2022, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Hillman Active Value ETF	$3,485,680	$1,640,955

For the year ended November 30, 2022, Fund had in-kind net realized gains of $71,453.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 Shares (prior to October 1, 2021, the Creation Unit size was 50,000 Shares). Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. MARKET RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause the Fund to lose value. Securities in the Fund's portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund's investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to

16 | November 30, 2022

ALPS Hillman Active Value ETF
Notes to Financial Statements	November 30, 2022

business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of the Fund’s securities or other assets. Such impacts may adversely affect the performance of the Fund.

7. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements ere issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

17 | November 30, 2022

ALPS Hillman Active Value ETF
Additional Information	November 30, 2022 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2021:

	Qualified Dividend Income	Dividend Received Deduction
ALPS Hillman Active Value ETF	57.96%	52.67%

In early 2022, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2021 via Form 1099. The Fund will notify shareholders in early 2023 of amounts paid to them by the Fund, if any, during the calendar year 2022.

18 | November 30, 2022

ALPS Hillman Active Value ETF
Board Considerations Regarding Approval of	November 30, 2022 (Unaudited)
Investment Advisory Agreement and Investment Sub-Advisory Agreement

At a meeting held on June 21, 2022, via electronic means (video-conference), the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of (i) the Investment Advisory Agreement (the “HVAL Advisory Agreement”) between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Hillman Active Value ETF (“HVAL” or the “Fund”) and (ii) the Investment Sub-Advisory Agreement (the “HCM Sub-Advisory Agreement”) between AAI and Hillman Capital Management, Inc. (the “Sub-Adviser” or “HCM”) with respect to the Fund. The Independent Trustees also met separately to consider each Agreement.

In evaluating the HVAL Advisory Agreement, the Board, including the Independent Trustees, considered various factors, including (i) the nature, extent and quality of the services provided by the Adviser to HVAL under the HVAL Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund and the profits realized by the Adviser and its affiliates from the Adviser’s relationship with the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the Fund’s assets grow and whether fees reflect these economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by the Adviser under the HVAL Advisory Agreement, the Board considered and reviewed information concerning the services provided under the HVAL Advisory Agreement, financial information regarding the Adviser and its parent company, information describing the Adviser’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund.

The Board reviewed information on the performance of the Fund and its benchmark and the FUSE performance group. Based on this review, the Board, including the Independent Trustees, found that the nature and extent of services provided to the Fund under the HVAL Advisory Agreement was appropriate and that the quality was satisfactory.

The Board noted that the advisory fee for the Fund was a unitary fee pursuant to which the Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the HVAL Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Board, including the Independent Trustees, noted the following: The gross management fee rate for the Fund is approximately equal to the median of its FUSE expense group.

Based on the foregoing, and the other information available to them, the Board, including the Independent Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees considered other benefits available to the Adviser because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees also considered with respect to the Fund the information provided by the Adviser about the costs and profitability of the Adviser with respect to the Fund, including the asset levels and other factors that influence the profitability and financial viability of the Fund. The Board, including the Independent Trustees reviewed and noted the relatively small size of the Fund and concluded that the Adviser was not realizing any economies of scale. The Independent Trustees determined that the Adviser should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

In voting to renew the HVAL Advisory Agreement, the Board, including the Independent Trustees concluded that the terms of the HVAL Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

19 | November 30, 2022

ALPS Hillman Active Value ETF
Board Considerations Regarding Approval of	November 30, 2022 (Unaudited)
Investment Advisory Agreement and Investment Sub-Advisory Agreement

HCM Sub-Advisory Agreement

In evaluating the HCM Sub-Advisory Agreement, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by HCM with respect to HVAL under the HCM Sub-Advisory Agreement; (ii) the advisory fees and other expenses paid by HVAL compared to those of similar funds managed by other investment advisers; (iii) the profitability to HCM of its sub-advisory relationship with HVAL and the reasonableness of compensation to HCM (iv) the extent to which economies of scale would be realized if, and as, HVAL’s assets increase, and whether the fee level in the HCM Sub-Advisory Agreement reflects these economies of scale; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by HCM under the HCM Sub-Advisory Agreement, the Board, including the Independent Trustees considered and reviewed information concerning the services provided under the HCM Sub-Advisory Agreement, HVAL's performance, financial information regarding HCM, information describing HCM’s current organization and the background and experience of the persons responsible for the day-to-day management of HVAL. Based upon their review, the Board, including the Independent Trustees concluded that HCM was qualified to oversee the portfolio management of HVAL and that the services provided by HCM to HVAL are satisfactory. The Board, including the Independent Trustees considered that the contractual sub-advisory fee to be paid to HCM with respect to HVAL was 0.25% of HVAL’s average daily net assets out of a total management fee of 0.55% of HVAL's average daily net assets. Based on the consideration of all factors deemed relevant by them, the Board, including the Independent Trustees concluded that the sub-advisory fees received by HCM under the HCM Sub-Advisory Agreement were reasonable under the circumstances and in light of the quality of services provided.

With respect to the costs of services provided and profits realized by HCM, the Board, including the Independent Trustees considered the resources involved in managing HVAL. Based on their review of the profitability of HVAL to HCM, the Board including the Independent Trustees, concluded that the profitability of HVAL to HCM was not unreasonable.

The Board, including the Independent Trustees also considered other benefits that have been and may be realized by HCM from its relationships with HVAL and concluded that the sub-advisory fees with respect to HVAL were reasonable taking into account such benefits.

The Board, including the Independent Trustees considered the extent to which economies of scale may be realized if HVAL’s assets continue to grow in size and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of the Fund’s investors. The Board, including the Independent Trustees noted that HVAL was launched in July 2021 and has not yet achieved scale in terms of assets. The Independent Trustees determined that the Adviser should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved with respect to HVAL.

In voting to approve the HCM Sub-Advisory Agreement, the Board, including the Independent Trustees concluded that the terms of the HCM Sub-Advisory Agreement are reasonable and fair in light of the services performed, expenses incurred and such other matters as the Board, including the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

20 | November 30, 2022

ALPS Hillman Active Value ETF
Trustees & Officers	November 30, 2022 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees, each of whom have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”).

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	38	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund.
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	38	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014- 2017; Board Member, Strong-Bridge Consulting, 2015- 2019; Board Member, IRI/ODMS Holdings LLC, 2017 – 2019; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015- present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018 -present.	24	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds), Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

21 | November 30, 2022

ALPS Hillman Active Value ETF
Trustees & Officers	November 30, 2022 (Unaudited)

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Edmund J. Burke, 1961	Trustee	Since December 2017	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web- based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020).	33	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All- Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (29 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

22 | November 30, 2022

ALPS Hillman Active Value ETF
Trustees & Officers	November 30, 2022 (Unaudited)

OFFICERS:
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Laton Spahr, 1975	President	Since June 2021	Mr. Spahr joined ALPS in 2019 and currently serves as President and Portfolio Manager of AAI. Prior to his current role, Mr. Spahr was a Senior Vice President and Strategy Leader of the Value & Income Team for Oppenheimer Funds from 2013 to 2019.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. From September 2019 to September 2022 he served as Chief Compliance Officer of RiverNorth Opportunities Fund, Inc.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at AFS. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns also serves as President of ALPS Variable Investment Trust and Principal Real Estate Income Fund. From June 2019 to September 2022 she served as President of RiverNorth Opportunities Fund, Inc. and from June 2018 to November 2021 she served as Treasurer of Boulder Growth & Income Fund, Inc.
Michael P. Lawlor, 1969	Secretary	Since December 2022	Mr. Lawlor joined ALPS in January 2022, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Lawlor was Lead Fund Counsel at Brighthouse Financial (insurance company) (January 2007-April 2021). Mr. Lawlor also serves as Secretary of Financial Investors Trust and ALPS Variable Investment Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-759-5679.

23 | November 30, 2022

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Annual Report

November 30, 2022

ALPS Intermediate Municipal Bond ETF (NYSE ARCA: MNBD)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview	1
Disclosure of Fund Expenses	4
Report of Independent Registered Public Accounting Firm	5
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Additional Information	19
Trustees & Officers	20

alpsfunds.com

ALPS Intermediate Municipal Bond ETF
Performance Overview	November 30, 2022 (Unaudited)

Investment Objective

ALPS Intermediate Municipal Bond ETF (the “Fund") seeks to protect investor's capital and generate attractive risk-adjusted returns. The Fund seeks to actively achieve its investment objective by applying bottom-up fundamental analysis and investing in a long-term, tax-aware manner. Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal bonds that pay interest that is generally excludable from gross income for federal income tax purposes (except that the interest paid by certain municipal securities may be includable in taxable income for purposes of the federal alternative minimum tax).

Performance Overview

The ALPS Intermediate Municipal Bond ETF produced a total return of 3.19%, based on its market price and 2.38%, based on its NAV from its inception date of May 19, 2022 through November 30, 2022. By comparison, the Fund’s benchmark, the Bloomberg Municipal Bond 1-15 Year Blend Index had a return of 2.03%. Throughout the measurement period, the bond market experienced elevated volatility amid the Federal Reserve’s (Fed’s) most aggressive inflation-fighting campaign in decades.

The objective of the Fund is to protect investors’ capital and generate attractive risk-adjusted returns. The Fund seeks to achieve this objective by investing in a limited number of durable credits that provide attractive yields or return potential. From its launch, the Fund’s net assets increased from both net inflows and positive investment returns, ending November 2022 at $31 million.

In the Municipal market, valuations are often disconnected from their underlying fundamentals, particularly during periods of heightened market volatility. 2022 began with elevated valuations that the Fund’s sub-adviser viewed as heavily dependent on fiscal and monetary stimulus measures as well as record inflows into industry funds. These market supports crumbled as the Fed pivoted to contain the 40-year high in domestic inflation. By the fall, yields increased to their highest levels since the Global Financial Crisis, credit valuations normalized, and fund redemptions hit record levels. The Fund’s sub-adviser views volatility constructively and actively engaged throughout the year as our opportunity set expanded.

In addition to higher yields, the Fund’s sub-adviser was pleased that credit valuations normalized, reversing much of last year’s outperformance of lower-rated credits. The Fund’s exposure to BBB-rated bonds has been modest, at around 4%, and it has zero high-yield exposure. The Fund owns a portfolio of resilient, higher-quality credits which provided the Fund’s sub-adviser the flexibility to take advantage of many opportunities that emerged during the year.

The Fund's sub-adviser invests the Fund's portfolio from the bottom-up and have continued to identify more opportunities in Revenue Bonds than in General Obligation issues (GO). As of November 30, 2022, the Fund held approximately 84% of its net assets in Revenue Bonds and the balance in GOs. Within the Revenue sector, the Fund’s largest exposure was to the State Housing Finance Authority (HFA) sector, which comprised 24% of net assets at the end of November. The Fund also held significant exposures of Prepaid Natural Gas bonds and Airport bonds, which represented 14% and 12% of the Fund’s net assets, respectively. The combination of higher base yields, wider credit spreads and rampant forced selling helped generate a wide range of opportunities. Consequently, the Fund had elevated levels of portfolio activity.

The Fund also held large exposures to bonds with non-standard coupons such as zero-coupon bonds and floating-rate notes. As of November 30th, 2022, these two types of bonds comprised 18% and 7% of the Fund’s net assets, respectively. The magnitude of rate increases also materially extended the duration of the Fund’s benchmark. Consistent with the Fund’s sub-adviser’s strategy, they executed many purchases in ten- to fifteen-year maturities to keep the Fund’s duration relatively in-line.

Heightened volatility and forced selling throughout the Fund’s fiscal period provided a wide range of credit opportunities as well as attractive entry points for bonds with non-standard coupon structures. Together, these opportunities helped drive the outperformance of the Fund. Although the Fund’s State Housing Finance Authority bonds detracted from performance, they offer generous risk-adjusted yields.

Despite the performance headwinds from rising interest rates, municipal market valuations have improved significantly. The Fund’s sub-adviser believes the Fund is well-positioned going forward with its holdings of high-quality credits that are providing attractive yields.

1 | November 30, 2022

ALPS Intermediate Municipal Bond ETF
Performance Overview	November 30, 2022 (Unaudited)

Fund Performance (as of November 30, 2022)

	6 Months	Since Inception^
ALPS Intermediate Municipal Bond ETF - NAV	-0.53%	2.38%
ALPS Intermediate Municipal Bond ETF - Market*	-0.01%	3.19%
Bloomberg Municipal Bond 1-15 Year Blend Index	-0.40%	2.03%

Total Expense Ratio (per the current prospectus) is 0.50%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

Net Asset Value (NAV) is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on May 19, 2022, with the first day of trading on the exchange of May 20, 2022.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

Bloomberg Municipal Bond 1-15 Year Blend Index is an unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between 1 and 17 years. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund is new with limited operating history.

ALPS Intermediate Municipal Bond ETF's shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

ALPS Intermediate Municipal Bond ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

2 | November 30, 2022

ALPS Intermediate Municipal Bond ETF
Performance Overview	November 30, 2022 (Unaudited)

Top Ten Holdings* (as of November 30, 2022)

Port Authority of New York & New Jersey	3.81%
City of San Antonio TX Electric & Gas Systems Revenue	3.67%
City of Houston TX Airport System Revenue	3.43%
Deschutes & Jefferson Counties School District No 2J Redmond	3.36%
South Dakota Housing Development Authority	3.33%
Tennessee Housing Development Agency	3.33%
Ohio Housing Finance Agency	3.33%
Connecticut State Health & Educational Facilities Authority	3.08%
E-470 Public Highway Authority	3.03%
North Dakota Housing Finance Agency	3.02%
Total % of Top 10 Holdings	33.39%

*	% of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2022)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

Sector Allocation* (as of November 30, 2022)

Revenue Bonds	82.40%
General Obligation Bonds	14.88%
Money Market Fund	2.72%
Total	100.00%

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2022

ALPS Intermediate Municipal Bond ETF
Disclosure of Fund Expenses	November 30, 2022 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the six month period and held through November 30, 2022.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/22	Ending Account Value 11/30/22	Expense Ratio(a)	Expenses Paid During Period 6/1/22 - 11/30/22(b)
ALPS Intermediate Municipal Bond ETF
Actual	$1,000.00	$994.70	0.50%	$2.50
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.50%	$2.54

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

4 | November 30, 2022

ALPS Intermediate Municipal Bond ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ALPS ETF Trust and the Shareholders of ALPS Intermediate Municipal Bond ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of ALPS Intermediate Municipal Bond ETF, a series of shares of beneficial interest in ALPS ETF Trust (the “Fund”), including the schedule of investments, as of November 30, 2022, and the related statements of operations and changes in net assets and the financial highlights for the period from May 19, 2022 (commencement of operations) through November 30, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, and the results of its operations, the changes in its net assets, and its financial highlights for the period May 19, 2022 through November 30, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the ALPS ETF Trust since 2022.

Philadelphia, Pennsylvania

January 27, 2023

5 | November 30, 2022

ALPS Intermediate Municipal Bond ETF
Schedule of Investments	November 30, 2022

Security Description	Principal Amount	Value
MUNICIPAL BONDS (98.08%)
General Obligation Limited (2.33%)
Pennsylvania (2.33%)
School District of Philadelphia
5.00%, 09/01/2034	$500,000	$521,518
4.00%, 09/01/2036	200,000	199,481
Total Pennsylvania		720,999

Total General Obligation Limited		720,999

General Obligation Unlimited (12.67%)
California (6.82%)
Chino Valley Unified School
District
0.00%, 08/01/2035(a)	95,000	57,800
Long Beach Community College
District
0.00%, 06/01/2030(a)	1,000,000	774,569
Oak Grove School District
0.00%, 08/01/2031(a)	200,000	144,897
Rio Hondo Community College
District
0.00%, 08/01/2036(a)	300,000	173,634
Rowland Unified School District
0.00%, 08/01/2033(a)	1,000,000	612,140
San Diego Unified School District
0.00%, 07/01/2034(a)	100,000	63,974
San Mateo County Community
College District
0.00%, 09/01/2035(a)	110,000	68,515
San Mateo Union High School
District
0.00%, 09/01/2041(a)	220,000	209,767
Total California		2,105,296

New York (0.81%)
City of New York NY
4.00%, 08/01/2037	250,000	251,413
Total New York		251,413

Oregon (3.38%)
Deschutes & Jefferson Counties
School District No 2J Redmond
0.00%, 06/15/2028(a)	1,250,000	1,047,344
Total Oregon		1,047,344

Texas (1.66%)
Northside Independent School
District
0.70%, 06/01/2050(b)	200,000	188,592
2.00%, 06/01/2052(b)	345,000	323,529
Total Texas		512,121

Total General Obligation Unlimited		3,916,174

Security Description	Principal Amount	Value
Revenue Bonds (83.08%)
Arizona (3.80%)
Salt Verde Financial Corp.
5.00%, 12/01/2032	$675,000	$708,875
5.00%, 12/01/2037	450,000	465,755
Total Arizona		1,174,630

California (3.97%)
Anaheim Public Financing
Authority
0.00%, 09/01/2030(a)	275,000	208,128
Long Beach Bond Finance
Authority
3M US L + 1.45%,
11/15/2027(b)	430,000	407,657
Northern California Gas Authority
No 1
3M US L + 0.72%,
07/01/2027(b)	275,000	266,384
University of California
5.00%, 05/15/2031(c)	300,000	347,685
Total California		1,229,854

Colorado (4.65%)
City & County of Denver Co.
Airport System Revenue
5.75%, 11/15/2036	250,000	293,849
Colorado Health Facilities
Authority
4.00%, 01/01/2038	200,000	201,958
E-470 Public Highway Authority
0.00%, 09/01/2024(a)	1,000,000	944,445
Total Colorado		1,440,252

Connecticut (4.63%)
Connecticut Housing Finance
Authority
4.00%, 11/15/2047	465,000	465,453
Connecticut State Health &
Educational Facilities Authority
0.25%, 07/01/2037(b)	1,000,000	960,710
Total Connecticut		1,426,163

Florida (2.26%)
County of Broward FL Airport
System Revenue
5.00%, 10/01/2031	200,000	215,701
Florida Housing Finance Corp.
5.50%, 01/01/2054	150,000	159,467
Greater Orlando Aviation
Authority
5.00%, 10/01/2033	300,000	321,591
Total Florida		696,759

6 | November 30, 2022

ALPS Intermediate Municipal Bond ETF
Schedule of Investments	November 30, 2022

Security Description	Principal Amount	Value
Revenue Bonds (continued)
Georgia (4.42%)
Development Authority of Burke
County
1.50%, 01/01/2040(b)	$255,000	$239,537
1.70%, 12/01/2049(b)	650,000	625,164
Main Street Natural Gas, Inc.
4.00%, 08/01/2049(b)	500,000	503,338
Total Georgia		1,368,039

Illinois (3.17%)
Illinois Finance Authority
5.00%, 08/15/2035	225,000	245,609
5.00%, 02/15/2036	200,000	210,597
Railsplitter Tobacco Settlement
Authority
5.00%, 06/01/2025	500,000	524,245
Total Illinois		980,451

Indiana (0.32%)
Indiana Finance Authority
1.00%, 11/01/2037(b)	100,000	100,000
Total Indiana		100,000

Kentucky (1.65%)
Kentucky Public Energy Authority
4.00%, 12/01/2049(b)	210,000	208,766
1D US SOFR + 1.20%,
08/01/2052(b)	325,000	298,464
Total Kentucky		507,230

Massachusetts (2.32%)
Massachusetts Development
Finance Agency
4.00%, 07/01/2035	200,000	201,398
1.05%, 09/01/2037(b)	100,000	100,000
Massachusetts Housing Finance
Agency
4.15%, 12/01/2037	250,000	245,814
3.00%, 12/01/2050	175,000	170,146
Total Massachusetts		717,358

Minnesota (0.44%)
Minnesota Housing Finance
Agency
2.47%, 01/01/2050	149,237	136,458
Total Minnesota		136,458

Missouri (0.61%)
Missouri Housing Development
Commission
4.00%, 05/01/2050	190,000	190,142
Total Missouri		190,142

Security Description	Principal Amount	Value
Revenue Bonds (continued)
Nebraska (3.27%)
Central Plains Energy Project
5.00%, 05/01/2053(b)	$725,000	$743,691
Nebraska Investment Finance
Authority
3.50%, 09/01/2046	270,000	267,663
Total Nebraska		1,011,354

New Jersey (3.77%)
New Jersey Health Care Facilities
Financing Authority
5.00%, 07/01/2045(b)	220,000	234,509
New Jersey Transportation Trust
Fund Authority
0.00%, 12/15/2031(a)	1,375,000	932,222
Total New Jersey		1,166,731

New Mexico (0.97%)
New Mexico Mortgage Finance
Authority
5.25%, 03/01/2053	285,000	300,755
Total New Mexico		300,755

New York (8.59%)
Metropolitan Transportation
Authority
1D US SOFR + 0.33%,
11/01/2035(b)	470,000	458,624
New York City Transitional
Finance Authority Future Tax
Secured Revenue
1.00%, 11/01/2036(b)	100,000	100,000
4.00%, 02/01/2038	250,000	250,155
New York State Dormitory
Authority
4.00%, 03/15/2036	200,000	202,905
Port Authority of New York &
New Jersey
5.00%, 11/01/2030	1,100,000	1,186,465
Triborough Bridge & Tunnel
Authority
0.00%, 11/15/2039(a)	1,000,000	453,260
Total New York		2,651,409

North Carolina (1.63%)
Charlotte-Mecklenburg Hospital
Authority
4.00%, 01/15/2037	500,000	500,145
Total North Carolina		500,145

7 | November 30, 2022

ALPS Intermediate Municipal Bond ETF
Schedule of Investments	November 30, 2022

Security Description	Principal Amount	Value
Revenue Bonds (continued)
North Dakota (4.50%)
North Dakota Housing Finance
Agency
4.25%, 01/01/2049	$445,000	$447,694
3.00%, 01/01/2052	975,000	942,767
Total North Dakota		1,390,461

Ohio (4.96%)
Ohio Air Quality Development
Authority
4.25%, 11/01/2039(b)	500,000	498,020
Ohio Housing Finance Agency
5.00%, 03/01/2052	1,000,000	1,036,660
Total Ohio		1,534,680

Oklahoma (1.68%)
Oklahoma Housing Finance
Agency
5.00%, 03/01/2052	500,000	518,403
Total Oklahoma		518,403

Pennsylvania (0.27%)
State Public School Building
Authority
5.00%, 06/01/2033	80,000	83,698
Total Pennsylvania		83,698

South Dakota (3.34%)
South Dakota Housing
Development Authority
5.00%, 05/01/2053	1,000,000	1,036,694
Total South Dakota		1,036,694

Tennessee (3.34%)
Tennessee Housing Development
Agency
5.00%, 01/01/2053	1,000,000	1,036,680
Total Tennessee		1,036,680

Texas (11.32%)
City of Houston TX Airport System
Revenue
5.00%, 07/01/2028	1,000,000	1,069,579
City of San Antonio TX Electric &
Gas Systems Revenue
5.00%, 02/01/2031	1,000,000	1,143,145
Texas Department of Housing &
Community Affairs
4.40%, 07/01/2037	200,000	206,302
3.50%, 07/01/2052	300,000	292,200

Security Description	Principal Amount	Value
Revenue Bonds (continued)
Texas Municipal Gas Acquisition
and Supply Corp. I
3M US L + 0.70%,
12/15/2026(b)	$750,000	$735,701
6.25%, 12/15/2026	50,000	52,253
Total Texas		3,499,180

Washington D.C. (1.74%)
Metropolitan Washington
Airports Authority Aviation
Revenue
5.00%, 10/01/2028	500,000	538,523
Total Washington D.C.		538,523

Wisconsin (1.46%)
Public Finance Authority
3.70%, 10/01/2046(b)	150,000	150,200
University of Wisconsin Hospitals
& Clinics
1.00%, 04/01/2048(b)	100,000	100,000
Wisconsin Health & Educational
Facilities Authority
4.00%, 08/15/2036	200,000	200,549
Total Wisconsin		450,749

Total Revenue Bonds		25,686,798

TOTAL MUNICIPAL BONDS
(Cost $30,511,864)		30,323,971

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (2.74%)
Money Market Fund
State Street Institutional US
Government Money Market
Fund	3.66%	848,284	848,284

TOTAL SHORT TERM INVESTMENTS
(Cost $848,284)			848,284

TOTAL INVESTMENTS (100.82%)
(Cost $31,360,148)			$31,172,255
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.82%)			(252,902)
NET ASSETS - 100.00%			$30,919,353

8 | November 30, 2022

ALPS Intermediate Municipal Bond ETF
Schedule of Investments	November 30, 2022

(a)	Zero coupon bond.
(b)	Floating or variable rate security. Interest rate resets periodically on specific dates. The rate shown represents the coupon or interest rate in effect as of November 30, 2022. Security description includes the reference rate and spread if published and available.
(c)	Represents a security purchased on a when-issued basis.

See Notes to Financial Statements.

9 | November 30, 2022

ALPS Intermediate Municipal Bond ETF
Statement of Assets and Liabilities	November 30, 2022

ASSETS:
Investments, at value	$31,172,255
Interest receivable	279,336
Total Assets	31,451,591

LIABILITIES:
Payable for investments purchased	519,750
Payable to adviser	12,488
Total Liabilities	532,238
NET ASSETS	$30,919,353

NET ASSETS CONSIST OF:
Paid-in capital	$30,876,770
Total distributable earnings	42,583
NET ASSETS	$30,919,353

INVESTMENTS, AT COST	$31,360,148

PRICING OF SHARES
Net Assets	$30,919,353
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	1,225,002
Net Asset Value, offering and redemption price per share	$25.24

See Notes to Financial Statements.

10 | November 30, 2022

ALPS Intermediate Municipal Bond ETF
Statement of Operations	For the Period Ended November 30, 2022(a)

INVESTMENT INCOME:
Interest	$510,587
Dividends	3,880
Total Investment Income	514,467

EXPENSES:
Investment adviser fees	81,021
Net Expenses	81,021
NET INVESTMENT INCOME	433,446

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments	225,977
Net change in unrealized depreciation on investments	(187,893)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	38,084
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$471,530

(a)	The ALPS Intermediate Municipal Bond ETF commenced operations on May 19, 2022.

See Notes to Financial Statements.

11 | November 30, 2022

ALPS Intermediate Municipal Bond ETF
Statement of Changes in Net Assets

For the Period May 19, 2022 (Commencement of Operations) to November 30, 2022
OPERATIONS:
Net investment income	$433,446
Net realized gain	225,977
Net change in unrealized depreciation	(187,893)
Net increase in net assets resulting from operations	471,530

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(428,947)
Total distributions	(428,947)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	30,876,770
Net increase from capital share transactions	30,876,770
Net increase in net assets	30,919,353

NET ASSETS:
Beginning of period	–
End of period	$30,919,353

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	–
Shares sold	1,225,002
Shares outstanding, end of period	1,225,002

See Notes to Financial Statements.

12 | November 30, 2022

ALPS Intermediate Municipal Bond ETF
Financial Highlights	For a Share Outstanding Throughout the Period Presented

	For the Period May 19, 2022 (Commencement of Operations) to November 30, 2022
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.36
Net realized and unrealized gain	0.23
Total from investment operations	0.59

DISTRIBUTIONS:
From net investment income	(0.35)
Total distributions	(0.35)

NET INCREASE IN NET ASSET VALUE	0.24
NET ASSET VALUE, END OF PERIOD	$25.24
TOTAL RETURN(b)	2.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$30,919

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	0.50	%(c)
Ratio of net investment income to average net assets	2.67	%(c)
Portfolio turnover rate(d)	75%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

13 | November 30, 2022

ALPS Intermediate Municipal Bond ETF
Notes to Financial Statements	November 30, 2022

1.  ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2022, the Trust consisted of twenty-three separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Intermediate Municipal Bond ETF (the “Fund”). The investment objective of the Fund is to protect investor’s capital and generate attractive risk-adjusted returns. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). The Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the "NYSE"), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The market price for debt securities is generally the evaluated price supplied by an independent third-party pricing service approved by the Board, which references a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. To the extent the Fund’s debt securities are valued based on price quotations or other equivalent indications of value provided by a third-party pricing service, any such third-party pricing service may use a variety of methodologies to value some or all of the Fund’s debt securities to determine the market price.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees designated ALPS Advisors, Inc. (the “Adviser”) as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to all Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

14 | November 30, 2022

ALPS Intermediate Municipal Bond ETF
Notes to Financial Statements	November 30, 2022

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For municipal bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2022:

ALPS Intermediate Municipal Bond ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Municipal Bonds*	$–	$30,323,971	$–	$30,323,971
Short Term Investments	848,284	–	–	848,284
Total	$848,284	$30,323,971	$–	$31,172,255

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the period ended November 30, 2022.

15 | November 30, 2022

ALPS Intermediate Municipal Bond ETF
Notes to Financial Statements	November 30, 2022

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid monthly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. For the fiscal period ended November 30, 2022, there were no reclassifications between Paid-in-Capital and Total Distributable Earnings.

The tax character of the distributions paid during the fiscal period ended November 30, 2022 was as follows:

Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
November 30, 2022
ALPS Intermediate Municipal Bond ETF	$83,654	$345,293	$–	$–

The character of distributions made during the period may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2022, the Fund did not have any amounts available to carry forward to the next tax year.

As of November 30, 2022, the components of distributable earnings on a tax basis were as follows.

Fund	Accumulated Net Investment Income	Accumulated Net Realized Gain/(Loss) on Investments	Other Accumulated Gains	Net Unrealized Appreciation/(Depreciation) on Investments	Total
ALPS Intermediate Municipal Bond ETF	230,476	$–	$–	$(187,893)	$42,583

As of November 30, 2022, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

ALPS Intermediate Municipal Bond ETF
Gross appreciation (excess of value over tax cost)	$127,008
Gross depreciation (excess of tax cost over value)	(314,901)
Net unrealized appreciation/(depreciation)	$(187,893)
Cost of investments for income tax purposes	$31,360,148

G. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended November 30, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

16 | November 30, 2022

ALPS Intermediate Municipal Bond ETF
Notes to Financial Statements	November 30, 2022

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.50% of the Fund’s average daily net assets.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit, trustees and other services, except for acquired fund fees and expenses, interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

Brown Brothers Harriman & Co. (the “Sub-Adviser”) serves as the Fund's sub-adviser pursuant to a sub-advisory agreement with the Trust (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the Adviser's advisory fee for the services it provides. The fee is payable on a monthly basis at the annual rate of 0.25% of the Fund's average daily net assets.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee receives (1) a quarterly retainer of $20,000, (2) a per meeting fee of $10,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Givernance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the period starting with the commencement of operations and ending November 30, 2022, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Intermediate Municipal Bond ETF	$53,194,511	$22,915,562

For the period starting with the commencement of operations and ending November 30, 2022, there were no in-kind transactions or realized gain/(loss) on in-kind transactions.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. MARKET RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause the Fund to lose value. Securities in the Fund's portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund's investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

17 | November 30, 2022

ALPS Intermediate Municipal Bond ETF
Notes to Financial Statements	November 30, 2022

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of the Fund’s securities or other assets. Such impacts may adversely affect the performance of the Fund.

7. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

18 | November 30, 2022

ALPS Intermediate Municipal Bond ETF
Additional Information	November 30, 2022 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The Fund will notify shareholders in early 2023 via Form 1099 of amounts paid to them by the Fund, if any, during the calendar year 2022.

19 | November 30, 2022

ALPS Intermediate Municipal Bond ETF
Trustees & Officers	November 30, 2022 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees, each of whom have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”).

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	38	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund.
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	38	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014- 2017; Board Member, Strong-Bridge Consulting, 2015- 2019; Board Member, IRI/ODMS Holdings LLC, 2017 – 2019; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015- present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018 -present.	24	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds), Principal Real Estate Income Fund (1 fund).

20 | November 30, 2022

ALPS Intermediate Municipal Bond ETF
Trustees & Officers	November 30, 2022 (Unaudited)

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Edmund J. Burke, 1961	Trustee	Since December 2017	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web- based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020).	33	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (29 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

21 | November 30, 2022

ALPS Intermediate Municipal Bond ETF
Trustees & Officers	November 30, 2022 (Unaudited)

OFFICERS:

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Laton Spahr, 1975	President	Since June 2021	Mr. Spahr joined ALPS in 2019 and currently serves as President and Portfolio Manager of AAI. Prior to his current role, Mr. Spahr was a Senior Vice President and Strategy Leader of the Value & Income Team for Oppenheimer Funds from 2013 to 2019.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. From September 2019 to September 2022 he served as Chief Compliance Officer of RiverNorth Opportunities Fund, Inc.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at AFS. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns also serves as President of ALPS Variable Investment Trust and Principal Real Estate Income Fund. From June 2019 to September 2022 she served as President of RiverNorth Opportunities Fund, Inc. and from June 2018 to November 2021 she served as Treasurer of Boulder Growth & Income Fund, Inc.
Michael P. Lawlor, 1969	Secretary	Since December 2022	Mr. Lawlor joined ALPS in January 2022, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Lawlor was Lead Fund Counsel at Brighthouse Financial (insurance company) (January 2007-April 2021). Mr. Lawlor also serves as Secretary of Financial Investors Trust and ALPS Variable Investment Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling (toll-free) 1-866-759-5679.

22 | November 30, 2022

Intentionally Left Blank

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Annual Report

November 30, 2022

ALPS Clean Energy ETF (NYSE Arca: ACES)

ALPS Disruptive Technologies ETF (NYSE Arca: DTEC)

ALPS Global Travel Beneficiaries ETF (NYSE Arca: JRNY)

ALPS Medical Breakthroughs ETF (NYSE Arca: SBIO)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview
ALPS Clean Energy ETF	1
ALPS Disruptive Technologies ETF	4
ALPS Global Travel Beneficiaries ETF	7
ALPS Medical Breakthroughs ETF	10
Disclosure of Fund Expenses	13
Report of Independent Registered Public Accounting Firm	14
Financial Statements
Schedules of Investments
ALPS Clean Energy ETF	15
ALPS Disruptive Technologies ETF	17
ALPS Global Travel Beneficiaries ETF	19
ALPS Medical Breakthroughs ETF	21
Statements of Assets and Liabilities	23
Statements of Operations	24
Statements of Changes in Net Assets
ALPS Clean Energy ETF	25
ALPS Disruptive Technologies ETF	26
ALPS Global Travel Beneficiaries ETF	27
ALPS Medical Breakthroughs ETF	28
Financial Highlights	29
Notes to Financial Statements	33
Additional Information	42
Board Considerations Regarding Approval of Investment Advisory Agreements	46
Trustees & Officers	47

alpsfunds.com

ALPS Clean Energy ETF
Performance Overview	November 30, 2022 (Unaudited)

Investment Objective

The ALPS Clean Energy ETF (the “Fund” or “ACES”) seeks investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the CIBC Atlas Clean Energy Total Return Index (ticker symbol NACEX) (the “Underlying Index”). The Underlying Index utilizes a rules-based methodology developed by CIBC National Trust Company, which is designed to provide exposure to a diverse set of U.S. and Canadian companies involved in the clean energy sector including renewables and clean technology.

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Underlying Index utilizes a rules-based methodology developed by CIBC National Trust Company (the “Index Provider”), which is designed to provide exposure to a diverse set of U.S. and Canadian companies involved in the clean energy sector including renewables and clean technology. The clean energy sector is comprised of companies that provide the products and services that enable the evolution of a more sustainable energy sector. Clean energy business segments include, but are not limited to, the following activities: (i) renewable energy sources, including solar power, wind power, hydroelectricity, geothermal energy, biomass, biofuels, and tidal/wave energy, (ii) clean technologies, including electric vehicles, energy storage, lithium, fuel cell, smart grid, and energy efficiency technologies and (iii) other emerging clean energy activities and technologies. The Underlying Index is compiled by the Index Provider and may be comprised of U.S. or Canadian companies. In order to be eligible for inclusion in the Underlying Index, a company’s stock must be traded on one or more major U.S. or Canadian securities exchanges, be based in the U.S. or in Canada, have a minimum float-adjusted market capitalization and minimum average daily trading value thresholds established by the index rulebook of at least $300 million, and have a minimum median average daily trading liquidity of greater than $3 million over the last 60 trading days prior to the selection date, and the company must derive a majority of its value from clean energy business segments (as defined above). Such eligible companies shall be defined as the “Index Universe.” All equity securities meeting the above criteria are selected for inclusion in the Index Universe. The Underlying Index is reconstituted and rebalanced quarterly on the third Friday in March, June, September and December.

Performance Overview

For the twelve-month period ended November 30, 2022, the Fund generated a total return of -24.00%. Performance was relatively in-line with the Fund’s Underlying Index, net of fees, which returned -23.92%. The Fund underperformed the S&P 1000 Total Return Index, which returned -4.11% for the same period.

The S&P 500® Total Return Index (S&P 500), returned -9.21% for the trailing twelve-month (TTM) period that ended November 30, 2022, as fiscal year 2022 saw the worst drawdown for equities since the pandemic. Pressured by the Federal Reserve (Fed) raising interest rates to combat inflation, markets adjusted equity values to reflect a forward-looking slowed economy. Main macroeconomic talking points throughout 2022 centered on the path of future interest rates driven by monetary policy, and inflation sustaining levels well above the Fed’s 2% inflation target. Inflation fears continued to be justified with the year-over-year Consumer Price Index (CPI) surging above 9% in June, along with core inflation readings maintaining levels above 6%. Despite the quantitative tightening efforts in 2022, many economic indicators remain strong including consumer spending, wage growth and low unemployment in the US, offering a sliver of hope for a soft landing. Global supply chains were relieved of backlogs and most delays stemming from COVID-19 restrictions, benefitting company margins and lowering some pressure on prices of inflated goods. The latest economic data shows US Real GDP year-over-year rising 1.9% in the US, offset by CPI of 7.7%. Looking forward, we believe markets have likely discounted a significant portion of quantitative tightening as the S&P 500 Price-to-Earnings (P/E) ratio is below its 10-year average, and any pause or pivot in rate hikes would serve as a positive catalyst for US and global equities.

2022 saw an acceleration of clean energy adoption and mandates driven by legislation. The Biden Administration has set forth enormous initiatives to reduce greenhouse gas emissions by 50% by 2030, setting the precedent for further infrastructure spending and tax credits aimed at achieving these goals. The $260 billion Inflation Reduction Act was signed into law on August 16, 2022, with specific mandates and tax credits targeting all reaches of clean energy with initiatives that aim to create a 100% carbon pollution-free power sector by 2035. Solar and wind stocks stole the spotlight throughout the year, as tax credits from the Inflation Reduction Act were highly geared towards those clean energy segments. It is likely that North America will see more policy support targeted at clean energy infrastructure in the near future, as projections call for immediate increases in policy action in order to meet a net-zero global fleet by 2050.

The best performing stocks in the Fund for the period were First Solar, Inc. (FSLR US), which increased 66.53%, Infrastructure and Energy Alternatives, Inc. (IEA US), which saw a gain of 45.03%, and Renewable Energy Group, Inc. (REGI US), which rose 28.71%. The largest detractors were Volta, Inc. (VLTA US), which decreased 94.07%, Lion Electric Co. (LEV US), falling 74.50%, and Spruce Power Holdings Corp. (SPRU US), which lost 73.35%.

ACES Underlying Index has a differentiated approach to investing in clean energy. First, by narrowing the list of constituents to companies whose primary operations are focused on clean energy, the Fund offers more pure-play exposure to the clean energy sector. Second, constituents are diversified across the sector and offer exposure to the full opportunity set of the transition from fossil fuels to renewable energy. Lastly, focusing on U.S. and Canadian-based companies helps to further minimize the risk of investing in a global industry by reducing risks related to foreign holdings, including currency exchange rates, financial disclosures, and regulatory and policy changes.

1 | November 30, 2022

ALPS Clean Energy ETF
Performance Overview	November 30, 2022 (Unaudited)

Fund Performance (as of November 30, 2022)

	1 Year	3 Year	Since Inception^
ALPS Clean Energy ETF - NAV	-24.00%	21.16%	21.21%
ALPS Clean Energy ETF - Market Price*	-24.10%	20.94%	21.18%
S&P 1000® Total Return Index	-4.11%	10.01%	7.55%
CIBC Atlas Clean Energy Total Return Index	-23.92%	21.53%	21.81%

Total Expense Ratio (per the current prospectus) is 0.55%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

Net Asset Value (NAV) is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 28, 2018, with the first day of trading on the exchange of June 29, 2018.
*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

CIBC Atlas Clean Energy Total Return Index is an adjusted market cap weighted index designed to provide exposure to a diverse set of U.S. or Canadian based companies involved in the clean energy sector including renewables and clean technology. The clean energy sector is comprised of companies that provide the products and services which enable the evolution of a more sustainable energy sector. Clean energy business segments include but are not limited to: solar, wind, hydro, geothermal, electric vehicles, LED, biomass, smart grid, energy efficiency and storage. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The S&P 1000® Total Return Index combines the S&P MidCap 400® and the S&P SmallCap 600® to form an investable benchmark for the mid- to small-cap segment of the U.S. equity market. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS Clean Energy ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the ALPS Clean Energy ETF.

2 | November 30, 2022

ALPS Clean Energy ETF
Performance Overview	November 30, 2022 (Unaudited)

Top Ten Holdings* (as of November 30, 2022)

First Solar, Inc.	7.49%
Enphase Energy, Inc.	6.30%
Sunrun, Inc.	5.69%
Rivian Automotive, Inc.	5.48%
NextEra Energy Partners LP	5.43%
Livent Corp.	4.60%
Northland Power, Inc.	4.58%
Brookfield Renewable Partners LP	4.18%
Tesla, Inc.	3.96%
Lucid Group, Inc.	3.67%
Total % of Top 10 Holdings	51.38%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Clean Energy Segment Allocation* (as of November 30, 2022)

Growth of $10,000 (as of November 30, 2022)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark indices. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2022

ALPS Disruptive Technologies ETF
Performance Overview	November 30, 2022 (Unaudited)

Investment Objective

ALPS Disruptive Technologies ETF (the “Fund” or “DTEC”) seeks investment results that correspond (before fees and expenses) generally to the performance of the Indxx Disruptive Technologies Net Total Return Index (ticker symbol IDTEC) (the “Underlying Index”). The Fund will invest at least 80% of its net assets in securities that comprise the Underlying Index.

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Underlying Index utilizes a rules-based methodology developed by Indxx, LLC (the “Index Provider”), which is designed to identify the companies using disruptive technologies in each of ten thematic areas: Healthcare Innovation, Internet of Things, Clean Energy and Smart Grid, Cloud Computing, Data and Analytics, FinTech, Robotics and Artificial Intelligence, Cybersecurity, 3D Printing, and Mobile Payments (each a “Theme” and together, the “Themes”). Companies using disruptive technologies are those that are entering traditional markets with new digital forms of production and distribution, seek to disrupt an existing market and value network, displace established market-leading firms, products and alliances and increasingly gain market share. The Underlying Index is compiled by the Index Provider and may be comprised of U.S. and non-U.S. companies, including foreign and emerging markets companies. In order to be eligible for inclusion in the Underlying Index’s Index Universe, a company’s stock must be traded on one or more major global securities exchanges, have a minimum market capitalization of at least $500 million, and have a six month minimum average daily trading volume of $2 million, and the company must derive a minimum of 50% of its revenue from a single Theme. All equity securities meeting the above criteria are selected for inclusion in the Index Universe. From the Index Universe, the Underlying Index methodology selects ten stocks in each Theme according to proprietary quantitative and qualitative factors. The eligible stocks that are selected for inclusion in the Underlying Index’s portfolio are equally weighted. The Underlying Index is reconstituted annually on the third Friday of September and rebalanced quarterly.

Performance Overview

For the twelve-month period ended November 30, 2022, the Fund generated a total return of -27.41%. Performance was relatively in-line with the Fund’s Underlying Index, net of fees, which returned -27.24%. The Fund underperformed the Morningstar Global Markets Index, which returned -11.76% for the same period.

The S&P 500® Total Return Index returned -9.21% for the trailing twelve-month (TTM) period that ended November 30, 2022, as fiscal year 2022 saw the worst drawdown for equities since the pandemic. Pressured by the Federal Reserve (Fed) raising interest rates to combat inflation, markets adjusted equity values to reflect a forward-looking slowed economy. Main macroeconomic talking points throughout 2022 centered on the path of future interest rates driven by monetary policy, and inflation sustaining levels well above the Fed’s 2% inflation target. Inflation fears continued to be justified with the year-over-year Consumer Price Index surging above 9% in June, along with core inflation readings maintaining levels above 6%. Despite the quantitative tightening efforts in 2022, many economic indicators remain strong including consumer spending, wage growth and low unemployment across developed and emerging markets, offering a sliver of hope for a soft landing. Global supply chains were relieved of backlogs and most delays stemming from COVID-19 restrictions, benefitting company margins and lowering some pressure on prices of inflated goods. The latest economic data shows Real GDP year-over-year rising 1.9% in the U.S., 2.3% in the Eurozone, 1.8% in Japan and 3.9% in China. Looking forward, global markets have likely discounted a significant portion of quantitative tightening. We believe that global stocks, as measured by the Morningstar Global Markets Index, that exhibit Price-to-Earnings ratios below 10-year averages, along with any pause or pivot in rate hikes across developed central banks, will likely serve as positive catalysts for global equities.

DTEC underperformed the Morningstar Global Markets Index, which returned -11.76% for the trailing twelve-month period ended November 30, 2022. The Fund holds roughly 69% U.S. equities and 31% foreign equities. The U.S. Dollar strengthened relative to the Euro, causing U.S. equities to pull back along with weakening potential growth. Value equities far outperformed growth equities internationally in 2022, with energy and other cyclical companies benefitting from elevated prices. Future growth prospects remain cautiously optimistic, predicated on a slowing of interest rate hikes and a strong consumer.

We believe that disruptive technologies pave the way for a brighter future through innovation and fundamentally alter the way industries operate. Furthermore, the potential to capture returns within different disruptive technology themes is compelling and offers the potential to supercharge a portfolio. DTEC employs an equal-weighted strategy to its disruptive themes, resulting in 10 sub-themes (3D Printing, Clean Energy & Smart Grid, Cloud Computing, Cyber Security, Data & Analytics, FinTech, Healthcare Innovation, IoT, Mobile Payments, Robotics & AI), each with a 10% holding. The Fund picks the top 10 names from its universe that most represent the specific theme. Cybersecurity was the best-performing theme for the year, although all DTEC themes were negative for the TTM period. DTEC’s top performing name on the year was First Solar, Inc. (FSLR), a solar module manufacturer, gaining an impressive 66.53%. In contrast, the worst-performing name for DTEC was Cerence, Inc. (CRNC), an application software provider for roadmap visibility, falling 76.15%.

Looking ahead, the Fund’s strategy of selecting the top disruptive themes in the market today will provide exposure to areas of the market ALPS Advisors, Inc. believes will be high-growth relative to the Morningstar Global Markets Index.

4 | November 30, 2022

ALPS Disruptive Technologies ETF
Performance Overview	November 30, 2022 (Unaudited)

Fund Performance (as of November 30, 2022)

	1 Year	3 Year	Since Inception^
ALPS Disruptive Technologies ETF - NAV	-27.41%	3.44%	7.25%
ALPS Disruptive Technologies ETF - Market Price*	-27.41%	3.38%	7.27%
Indxx Disruptive Technologies Net Total Return Index	-27.24%	3.73%	7.52%
Morningstar® Global Markets Net Return Index	-11.76%	6.27%	5.79%

Total Expense Ratio (per the current prospectus) is 0.50%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

Net Asset Value (NAV) is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on December 28, 2017, with the first day of trading on the exchange of December 29, 2017.
*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

Indxx Disruptive Technologies Net Total Return Index (Ticker: IDTEC) is based around companies that enter traditional markets with new digital forms of production and distribution, are likely to disrupt an existing market and value network, displace established market leading firms, products and alliances and increasingly gain market share. Total Return assumes reinvestment of any dividends and distributions realized during a given time period. Net Total Return (NTR) is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

The Morningstar® Global Markets Net Return Index, measures the performance of the stocks located in the developed and emerging countries across the world. Stocks in the index are weighted by their float capital, which removes corporate cross ownership, government holdings and other locked-in shares.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS Disruptive Technologies ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the ALPS Disruptive Technologies ETF.

5 | November 30, 2022

ALPS Disruptive Technologies ETF
Performance Overview	November 30, 2022 (Unaudited)

Top Ten Holdings* (as of November 30, 2022)

ABIOMED, Inc.	1.39%
Kaspi.KZ JSC	1.38%
AutoStore Holdings, Ltd.	1.37%
Allegro MicroSystems, Inc.	1.37%
Netflix, Inc.	1.36%
SAP SE	1.32%
Dexcom, Inc.	1.29%
Intuitive Surgical, Inc.	1.28%
First Solar, Inc.	1.27%
Schneider Electric SE	1.21%
Total % of Top 10 Holdings	13.24%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Thematic Allocation* (as of November 30, 2022)

Growth of $10,000 (as of November 30, 2022)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark indices. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6 | November 30, 2022

ALPS Global Travel Beneficiaries ETF
Performance Overview	November 30, 2022 (Unaudited)

Investment Objective

ALPS Global Travel Beneficiaries ETF (the "Fund" or "JRNY") seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network Global Travel Net Total Return Index (ticker symbol TRAVEL) (the “Underlying Index”).

The Underlying Index uses a rules-based methodology developed by S-Network Global Indexes Inc. (the "Index Provider"), which is designed to identify exchange-traded stocks of companies that are materially engaged in the global travel industry, including four segments: Airlines & Airport Services; Hotels, Casinos, Cruise Lines; Booking & Rental Agencies; and Ancillary Beneficiaries. The Underlying Index is compiled by the Index Provider and may be comprised of U.S. and non-U.S. companies, including foreign and emerging markets companies. In order to be eligible for inclusion in the Underlying Index's Index Universe, a company's stock must be traded on one or more major global securities exchanges and is principally engaged in or derives significant revenue from one of the segments. In addition, a company's stock must have a minimum market capitalization of at least $100 million, a three-month minimum average daily trading volume of $1 million, and a minimum free float factor of 18%. All equity securities meeting the above criteria are selected for inclusion in the Index Universe. From the Index Universe, the Underlying Index methodology selects and weights twenty stocks in each segment, subject to a minimum of one constituent per geographic region (U.S. & Canada, Europe, Pacific (ex-Canada), and Emerging) and a 65% maximum weight per geographic region. The Underlying Index is rebalanced and reconstituted quarterly on the third Friday of the last month in each calendar quarter.

Performance Overview

For the twelve-month period ended November 30, 2022, the Fund generated a total return of -10.27%, relatively in-line with the Fund’s Underlying Index, net of fees, which returned -10.04%. The Fund outperformed the Morningstar Global Markets Index, which returned -11.76% for the same period.

The S&P 500 Total Return Index returned -9.21% for the trailing twelve-month (TTM) period that ended November 30, 2022, as fiscal year 2022 saw the worst drawdown for equities since the pandemic. Pressured by the Federal Reserve (Fed) raising interest rates to combat inflation, markets adjusted equity values to reflect a forward-looking slowed economy. Main macroeconomic talking points throughout 2022 centered on the path of future interest rates driven by monetary policy, and inflation sustaining levels well above the Fed’s 2% inflation target. Inflation fears continued to be justified with the year-over-year Consumer Price Index surging above 9% in June, along with core inflation readings maintaining levels above 6%. Despite the quantitative tightening efforts in 2022, many economic indicators remain strong including consumer spending, wage growth and low unemployment across developed and emerging markets, offering a sliver of hope for a soft landing. Global supply chains were relieved of backlogs and most delays stemming from COVID-19 restrictions, benefitting company margins and lowering some pressure on prices of inflated goods. The latest economic data shows Real GDP year-over-year rising 1.9% in the US, 2.3% in the Eurozone, 1.8% in Japan and 3.9% in China. Looking forward, global markets have likely discounted a significant portion of quantitative tightening. We believe that global stocks, as measured by the Morningstar Global Markets Index, that exhibit Price-to-Earnings ratios below 10-year averages, along with any pause or pivot in rate hikes across developed central banks, will likely serve as positive catalysts for global equities.

In terms of global travel, we believe travel companies and beneficiaries are poised to benefit from the continued global re-opening. Global travel continues to have its pulse on the state of the consumer with strong travel spending expected to continue into 2023, affirmed by Thanksgiving weekend seeing the highest foot traffic across U.S. airports since the pandemic began, according to the U.S. Transportation Security Administration. Additionally, global air traffic and flights booked are expected to continue to increase as the International Air Transportation Association reported total airport traffic spiked +44.6% year-over-year in October of 2022. Travel beneficiaries have so far been able to pass the majority of increased costs related to inflation and supply chain disruptions on to consumers, reducing pressure on profit margins.

The best-performing stocks in the Fund for the TTM period were Dassault Aviation SA (AM FP), which increased 68.10%, and Localiza Rent A Car SA (RENT1 BZ), which saw a gain of 58.14%. Furthermore, the top-performing JRNY segment was Airlines & Airport Services, returning -2.58%. The largest individual detractors for the TTM period were SWVL Holdings Corp. (SWVL US), decreasing 94.64%, and Lyft, Inc. (LYFT US), which lost 72.37%.

Looking ahead, the Fund’s strategy of identifying companies that are materially engaged in global travel industries, including airlines, hotels, casinos and cruise lines, and companies that support and stand to benefit from those industries, is designed to provide a holistic and more diversified exposure to the secular tailwinds in global travel.

7 | November 30, 2022

ALPS Global Travel Beneficiaries ETF
Performance Overview	November 30, 2022 (Unaudited)

Fund Performance (as of November 30, 2022)

	1 Year	Since Inception^
ALPS Global Travel Beneficiaries ETF - NAV	-10.27%	-12.45%
ALPS Global Travel Beneficiaries ETF - Market Price*	-10.08%	-12.21%
S-Network Global Travel Net Total Return Index	-10.04%	-12.23%
Morningstar® Global Markets Net Return Index	-11.76%	-11.38%

Total Expense Ratio (per the current prospectus) is 0.65%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

Net Asset Value (NAV) is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on September 8, 2021, with the first day of trading on the exchange of September 9, 2021.
*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The S-Network Global Travel Net Total Return Index (Ticker: TRAVEL) is an Index of stocks listed on global recognized stock exchanges that are materially engaged in segments of the global travel industry, including Airlines & Airport Services; Hotels, Casinos, and Cruise Lines; Booking & Rental Agencies; and ancillary beneficiaries of global travel. Total Return assumes reinvestment of any dividends and distributions realized during a given time period. Net Total Return (NTR) is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

The Morningstar® Global Markets Net Return Index, measures the performance of the stocks located in the developed and emerging countries across the world. Stocks in the index are weighted by their float capital, which removes corporate cross ownership, government holdings and other locked-in shares.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS Global Travel Beneficiaries ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the ALPS Global Travel Beneficiaries ETF.

8 | November 30, 2022

ALPS Global Travel Beneficiaries ETF
Performance Overview	November 30, 2022 (Unaudited)

Top Ten Holdings* (as of November 30, 2022)

LVMH Moet Hennessy Louis Vuitton SE	5.12%
L'Oreal SA	4.64%
Booking Holdings, Inc.	4.62%
Hilton Worldwide Holdings, Inc.	4.51%
Marriott International, Inc.	4.45%
Cintas Corp.	4.43%
American Express Co.	4.41%
The Estee Lauder Company, Inc.	4.07%
Walt Disney Co.	3.74%
Airbnb, Inc.	3.69%
Total % of Top 10 Holdings	43.68%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Thematic Allocation* (as of November 30, 2022)

Growth of $10,000 (as of November 30, 2022)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark indices. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9 | November 30, 2022

ALPS Medical Breakthroughs ETF
Performance Overview	November 30, 2022 (Unaudited)

Investment Objective

ALPS Medical Breakthroughs ETF (the “Fund” or “SBIO”) seeks investment results that correspond (before fees and expenses) generally to the performance of the S-Network® Medical Breakthroughs Total Return Index (the “Underlying Index”). The Fund will normally invest at least 80% of its net assets in securities that comprise the Underlying Index (or depository receipts based on such securities).

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Underlying Index is comprised of small- and mid-cap stocks of biotechnology companies that have one or more drugs in either Phase II or Phase III of the U.S. Food and Drug Administration ("FDA") clinical trials. In a Phase II trial, the drug is administered to a group of 100-300 people to see if it is effective and to evaluate its safety. In a Phase III trial, the drug is given to a larger group, between 500-3,000 people, to confirm its effectiveness, monitor side effects, compare it to commonly used treatments and collect information that will allow the drug or treatment to be used safely. Stocks selected for inclusion in the Underlying Index must be listed on a U.S. stock exchange. Underlying Index constituents must have a market capitalization of no less than $200 million and no more than $5 billion. Stocks included in the Underlying Index must also sustain an average daily trading volume in excess of $1 million for the 90-day period preceding an Underlying Index reconstitution. Constituents must be able to sustain the monthly rates at which they use shareholder capital ("cash burn rates") for at least 24 months. The Underlying Index is reconstituted semi-annually on the third Fridays of June and December.

Performance Overview

For the twelve-month period ended November 30, 2022, the Fund generated a total return of -27.13%, relatively in-line with the Fund’s Underlying Index, net of fees, which returned -26.43%. The Fund underperformed the broad market, as represented by the S&P 500® Total Return Index (S&P 500), which returned -9.21% for the period, and also underperformed the NASDAQ Biotechnology Total Return Index’s (XNBI Index) return of -8.54% as the small and mid-cap (SMID) biotech companies saw multiples compress further than their large-cap counterparts.

The S&P 500 returned -9.21% for the trailing twelve-month (TTM) period ended November 30, 2022, as the fiscal year 2022 saw the worst drawdown for equities since the pandemic. Pressured by the Federal Reserve (Fed) raising interest rates to combat inflation, markets adjusted equity values to reflect a forward-looking slowed economy. Despite the quantitative tightening efforts in 2022, many economic indicators remain strong including consumer spending, wage growth and low unemployment in the US, offering a sliver of hope for a soft landing. Global supply chains were relieved of backlogs and most delays stemming from COVID-19 restrictions, benefitting company margins and lowering some pressure on prices of inflated goods. The latest economic data shows US Real GDP year-over-year rising 1.9% in the US, offset by Consumer Price Index of 7.7%. Looking forward, markets have likely discounted a significant portion of quantitative tightening as the S&P 500 Price-to-Earnings ratio is below its 10-year average, and any pause or pivot in rate hikes would serve as a positive catalyst for U.S. and global equities.

Specifically for the biotech industry and its high-growth stocks, 2022’s headwinds weighed on performance more than other segments of the market. Although Congress’ efforts to reduce drug pricing could potentially slow the pace of innovation for many drug companies, 2022 has seen a number of positive catalysts including major acquisitions by big pharma looking to add promising drugs to their pipeline and exceedingly positive drug trial results. Despite headwinds, the biotech industry’s continued positive fundamentals and depressed valuations paint an exciting future for drug therapies, and continued innovation. There have been 272 U.S. biotech M&A deals in 2022, with an average premium paid of +98.24% for the acquired biotech companies, highlighting what we believe to be attractive prices and a positive outlook for U.S. biotech.

The Fund’s volatility during the year was higher than the S&P 500, which is not unusual for the biotech industry as the space typically carries a higher beta relative to the broad market. The best-performing stocks in the Fund for the period were 4D Molecular Therapeutics Inc. (FDMT), Nuvalent, Inc. (NUVL), and Global Blood Therapeutics, Inc. (GBT), which returned 272.42%, 228.14%, and 177.93%, respectively. In contrast, the worst-performing stocks for the period were Allakos, Inc. (ALLK), Kodiak Sciences, Inc. (KOD), and Instil Bio, Inc. (TIL), which declined 96.40%, 91.96%, and 91.71%, respectively.

Due to the high failure rate of companies within the space, the non-traditional metrics used to evaluate biotech companies, and the technical knowledge required to succeed in the space, biotechnology is a difficult industry for stock pickers. We believe this environment makes a passive strategy attractive, as it provides a diversified, rules-based access vehicle for those looking to gain exposure to the biotechnology space, while mitigating single-stock risk. The Fund and its Underlying Index focus on innovation, seeking to capture research and development opportunities in the biotechnology industry. Looking forward, the Fund’s strategy of providing exposure to small and mid-cap biotechnology companies that have one or more drugs in either Phase II or Phase III FDA clinical trials can provide potential alpha and pure-play exposure to the biotech space.

10 | November 30, 2022

ALPS Medical Breakthroughs ETF
Performance Overview	November 30, 2022 (Unaudited)

Fund Performance (as of November 30, 2022)

	1 Year	5 Year	Since Inception^
ALPS Medical Breakthroughs ETF - NAV	-27.13%	0.66%	3.66%
ALPS Medical Breakthroughs ETF - Market Price*	-27.12%	0.65%	3.65%
S-Network Medical Breakthroughs Total Return Index	-26.43%	1.06%	4.07%
NASDAQ Biotechnology Total Return Index	-8.54%	6.27%	4.57%

Total Expense Ratio (per the current prospectus) is 0.50%

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

Net Asset Value (NAV) is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced investment operations on December 30, 2014.
*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

NASDAQ Biotechnology Total Return Index (Ticker: NBI) is a modified market capitalization-weighted index designed to measure the performance of all the NASDAQ stocks in the biotechnology sector. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

S-Network Medical Breakthroughs Total Return Index (Ticker: PMBI) is designed to capture research and development opportunities in the biotechnology industry. PMBI consists of small-cap and mid-cap biotechnology stocks listed on U.S. stock exchanges that have one or more drugs in either Phase II or Phase III U.S. FDA clinical trials. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

One cannot invest directly in an index. Index performance does not reflect fund performance.

Companies in the pharmaceuticals and biotechnology industry may be subject to extensive litigation based on product liability and similar claims. Legislation introduced or considered by certain governments on such industries or on the healthcare sector cannot be predicted.

Companies in the pharmaceuticals industry are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The profitability of some companies in the pharmaceuticals industry may be dependent on a relatively limited number of products. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the pharmaceuticals industry are subject to government approvals, regulation and reimbursement rates. The process of obtaining government approvals may be long and costly. Many companies in the pharmaceuticals industry are heavily dependent on patents and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

The development of new drugs generally has a high failure rate, and such failures may negatively impact the stock price of the company developing the failed drug. Biotechnology companies may have persistent losses during a new product’s transition from development to production. In order to fund operations, biotechnology companies may require financing from the capital markets, which may not always be available on satisfactory terms or at all.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS Medical Breakthroughs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the ALPS Medical Breakthroughs ETF.

ALPS Portfolio Solutions Distributor, Inc. is not affiliated with S-Network Global Indexes, Inc.

11 | November 30, 2022

ALPS Medical Breakthroughs ETF
Performance Overview	November 30, 2022 (Unaudited)

Top Ten Holdings* (as of November 30, 2022)

Karuna Therapeutics, Inc.	4.41%
Ascendis Pharma A/S	3.85%
Ionis Pharmaceuticals, Inc.	3.25%
Mirati Therapeutics, Inc.	2.85%
Cerevel Therapeutics Holdings, Inc.	2.53%
CRISPR Therapeutics AG	2.40%
Alkermes PLC	2.28%
Cytokinetics, Inc.	2.24%
Zai Lab, Ltd.	2.24%
Denali Therapeutics, Inc.	2.21%
Total % of Top 10 Holdings	28.26%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Sector Allocation* (as of November 30, 2022)

Growth of $10,000 (as of November 30, 2022)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark indices. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12 | November 30, 2022

ALPS ETF Trust
Disclosure of Fund Expenses	November 30, 2022 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the six month period and held through November 30, 2022.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/22	Ending Account Value 11/30/22	Expense Ratio(a)	Expenses Paid During Period 6/1/22 - 11/30/22(b)
ALPS Clean Energy ETF
Actual	$1,000.00	$1,053.70	0.55%	$2.83
Hypothetical (5% return before expenses)	$1,000.00	$1,022.31	0.55%	$2.79
ALPS Disruptive Technologies ETF
Actual	$1,000.00	$956.50	0.50%	$2.45
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.50%	$2.54
ALPS Global Travel Beneficiaries ETF
Actual	$1,000.00	$982.30	0.65%	$3.23
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29
ALPS Medical Breakthroughs ETF
Actual	$1,000.00	$1,217.00	0.50%	$2.78
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.50%	$2.54

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.
13 | November 30, 2022

ALPS ETF Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ALPS ETF Trust and the Shareholders of ALPS Clean Energy ETF, ALPS Disruptive Technologies ETF, ALPS Global Travel Beneficiaries ETF, and ALPS Medical Breakthroughs ETF

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of ALPS Clean Energy ETF, ALPS Disruptive Technologies ETF, ALPS Global Travel Beneficiaries ETF, and ALPS Medical Breakthroughs ETF, each a series of shares of beneficial interest in ALPS ETF Trust (the “Funds”), including the schedules of investments, as of November 30, 2022, and the related statements of operations and changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2022, and the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. The financial statements and financial highlights for the periods presented below were audited by other auditors whose report dated January 26, 2022 expressed an unqualified opinion on those financial statements and financial highlights.

Fund	Financial Statements and Financial Highlights Audited by Other Auditor
ALPS Clean Energy ETF	Statement of Changes in Net Assets for the year ended November 30, 2021 and Financial Highlights for each of the years ended November 30, 2021, 2020, 2019 and for the period June 28, 2018 (commencement of operations) to November 30, 2018
ALPS Disruptive Technologies ETF	Statement of Changes in Net Assets for the year ended November 30, 2021 and Financial Highlights for each of the years ended November 30, 2021, 2020, 2019 and for the period December 28, 2017 (commencement of operations) to November 30, 2018
ALPS Global Travel Beneficiaries ETF	Statement of Changes in Net Assets and Financial Highlights for the period September 8, 2021 (commencement of operations) to November 30, 2021
ALPS Medical Breakthroughs ETF	Statement of Changes in Net Assets for the year ended November 30, 2021 and Financial Highlights for each of the years in the four-year period ended November 30, 2021

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the ALPS ETF Trust since 2022.

Philadelphia, Pennsylvania

January 27, 2023

14 | November 30, 2022

ALPS Clean Energy ETF
Schedule of Investments	November 30, 2022

Security Description	Shares	Value
COMMON STOCKS (88.61%)
Consumer Discretionary (13.88%)
EVgo, Inc.(a)(b)	446,769	$2,859,322
Lucid Group, Inc.(a)(b)	2,560,508	25,963,550
Rivian Automotive, Inc.(a)(b)	1,210,239	38,776,057
Tesla, Inc.(a)	143,727	27,983,647
Volta, Inc.(a)(b)	699,046	344,140
Workhorse Group, Inc.(a)	1,002,006	2,304,614
Total Consumer Discretionary		98,231,330

Energy (4.27%)
Aemetis, Inc.(a)(b)	192,273	1,059,424
Archaea Energy, Inc., Class A(a)	522,268	13,547,632
Green Plains, Inc.(a)	365,423	12,629,019
REX American Resources Corp.(a)	101,378	2,991,665
Total Energy		30,227,740

Financials (2.57%)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	561,775	18,223,981

Industrials (28.08%)
Ameresco, Inc., Class A(a)(b)	206,351	13,520,118
Array Technologies, Inc.(a)	929,905	19,472,211
Ballard Power Systems, Inc.(a)(b)	1,548,922	9,448,424
Blink Charging Co.(a)(b)	289,002	4,011,348
ChargePoint Holdings, Inc.(a)(b)	1,667,499	20,710,337
Fluence Energy, Inc.(a)(b)	242,155	4,160,223
Hyliion Holdings Corp.(a)(b)	812,983	2,455,209
Li-Cycle Holdings Corp.(a)(b)	778,829	4,961,141
Lion Electric Co.(a)(b)	591,456	1,644,248
Microvast Holdings, Inc.(a)	957,177	2,096,218
Nikola Corp.(a)(b)	1,702,543	4,460,663
Plug Power, Inc.(a)(b)	1,499,999	23,939,984
Proterra, Inc.(a)(b)	1,334,156	7,391,224
Shoals Technologies Group, Inc., Class A(a)	400,138	11,591,998
Stem, Inc.(a)(b)	950,428	12,422,094
SunPower Corp.(a)(b)	554,385	13,443,836
Sunrun, Inc.(a)	1,235,526	40,253,437
TPI Composites, Inc.(a)	234,150	2,828,532
Total Industrials		198,811,245

Information Technology (15.97%)
Enphase Energy, Inc.(a)	139,061	44,581,565
First Solar, Inc.(a)	307,027	52,971,369
Itron, Inc.(a)	292,234	15,541,004
Total Information Technology		113,093,938
Security Description	Shares	Value
Materials (4.60%)
Livent Corp.(a)	1,162,631	$32,542,042

Utilities (19.24%)
Altus Power, Inc.(a)	216,834	1,550,363
Boralex, Inc., Class A(b)	666,942	18,746,665
Clearway Energy, Inc., Class C	532,025	18,854,966
Innergex Renewable Energy, Inc.(b)	1,005,071	12,582,534
Montauk Renewables, Inc.(a)(b)	388,225	4,685,876
Northland Power, Inc.	1,143,467	32,387,535
Ormat Technologies, Inc.(b)	279,240	25,251,673
Sunnova Energy International, Inc.(a)(b)	644,123	14,705,328
TransAlta Renewables, Inc.(b)	695,494	7,388,477
Total Utilities		136,153,417

TOTAL COMMON STOCKS
(Cost $728,185,609)		627,283,693

Security Description	Shares	Value
MASTER LIMITED PARTNERSHIPS (11.23%)
Energy (1.62%)
Enviva, Inc.(b)	202,325	11,481,944

Utilities (9.61%)
Brookfield Renewable Partners LP	1,047,446	29,566,609
NextEra Energy Partners LP(b)	477,391	38,425,202
Total Utilities		67,991,811

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $81,873,114)		79,473,755
15 | November 30, 2022

ALPS Clean Energy ETF
Schedule of Investments	November 30, 2022

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (13.81%)
Money Market Fund (0.06%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $438,918)	3.69%	438,918	$438,918

Investments Purchased with Collateral from Securities Loaned (13.75%)
State Street Navigator Securities Lending Government Money Market Portfolio, 3.86%
(Cost $97,315,282)		97,315,282	97,315,282
TOTAL SHORT TERM INVESTMENTS
(Cost $97,754,200)			97,754,200

TOTAL INVESTMENTS (113.65%)
(Cost $907,812,923)			$804,511,648
LIABILITIES IN EXCESS OF OTHER ASSETS (-13.65%)			(96,600,794)
NET ASSETS - 100.00%			$707,910,854

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $162,310,785.

See Notes to Financial Statements.

16 | November 30, 2022

ALPS Disruptive Technologies ETF
Schedule of Investments	November 30, 2022

Security Description	Shares	Value
COMMON STOCKS (99.04%)
Communication Services (1.36%)
Netflix, Inc.(a)	5,442	$1,662,694

Consumer Discretionary (3.79%)
ADT, Inc.	151,699	1,416,869
Garmin, Ltd.	13,795	1,282,797
iRobot Corp.(a)	21,082	1,098,161
Tesla, Inc.(a)	4,275	832,343
Total Consumer Discretionary		4,630,170

Financials (4.42%)
American Express Co.	8,101	1,276,637
Kaspi.KZ JSC, GDR(b)	22,163	1,682,172
Moody's Corp.	4,203	1,253,628
S&P Global, Inc.	3,387	1,194,934
Total Financials		5,407,371

Health Care (12.81%)
ABIOMED, Inc.(a)	4,500	1,700,054
Align Technology, Inc.(a)	4,847	953,211
Boston Scientific Corp.(a)	29,069	1,315,954
Cutera, Inc.(a)(c)	24,894	1,184,457
Dexcom, Inc.(a)	13,556	1,576,292
DiaSorin SpA(c)	9,274	1,225,139
HealthEquity, Inc.(a)	18,854	1,196,852
Insulet Corp.(a)	4,608	1,379,497
Intuitive Surgical, Inc.(a)	5,788	1,565,017
PROCEPT BioRobotics Corp.(a)	24,908	1,068,553
ResMed, Inc.	5,319	1,224,434
Smith & Nephew PLC, Sponsored ADR	48,096	1,275,506
Total Health Care		15,664,966

Industrials (16.46%)
ABB, Ltd., Sponsored ADR(c)	44,465	1,400,203
AeroVironment, Inc.(a)	12,180	1,120,438
AutoStore Holdings, Ltd.(a)(b)(c)(d)	923,988	1,671,039
Experian PLC	39,942	1,398,475
FANUC Corp.	7,793	1,149,283
Proto Labs, Inc.(a)	32,248	855,217
RELX PLC, Sponsored ADR(c)	47,513	1,338,916
Schneider Electric SE	10,210	1,475,965
Sensata Technologies Holding PLC	30,231	1,363,418
Siemens Gamesa Renewable Energy SA(a)	68,975	1,294,116
Thomson Reuters Corp.(c)	11,134	1,311,017
TransUnion	16,194	1,021,518
Security Description	Shares	Value
Industrials (continued)
Verisk Analytics, Inc.	6,518	$1,197,422
Vestas Wind Systems A/S	50,693	1,272,866
Wolters Kluwer NV	12,191	1,334,568
Xinjiang Goldwind Science & Technology Co., Ltd., Class H	844,200	906,783
Total Industrials		20,111,244

Information Technology (58.38%)
Adobe, Inc.(a)	3,211	1,107,570
Adyen NV(a)(b)(d)	857	1,305,414
Alarm.com Holdings, Inc.(a)	17,528	874,647
Allegro MicroSystems, Inc.(a)	53,621	1,669,758
ams-OSRAM AG(a)	177,296	1,440,103
ANSYS, Inc.(a)	4,896	1,245,053
Autodesk, Inc.(a)	5,915	1,194,534
Black Knight, Inc.(a)	18,803	1,165,598
Block, Inc., Class A(a)	17,581	1,191,464
Check Point Software Technologies, Ltd.(a)	10,324	1,371,337
Cognex Corp.	27,910	1,389,360
Crowdstrike Holdings, Inc., Class A(a)	6,902	812,020
CyberArk Software, Ltd.(a)	8,531	1,271,716
Dassault Systemes SE	32,060	1,170,498
Datadog, Inc., Class A(a)	12,673	960,360
Dynatrace, Inc.(a)	31,202	1,209,078
FARO Technologies, Inc.(a)	36,652	1,096,628
Fidelity National Information Services, Inc.	13,794	1,001,169
First Solar, Inc.(a)	9,016	1,555,530
Fiserv, Inc.(a)	11,740	1,225,187
FleetCor Technologies, Inc.(a)	5,789	1,135,802
Fortinet, Inc.(a)	23,987	1,275,148
Gen Digital, Inc.	53,071	1,218,510
Global Payments, Inc.	9,424	978,023
GMO Payment Gateway, Inc.	16,600	1,461,771
Guidewire Software, Inc.(a)	18,296	1,085,136
Intuit, Inc.	2,828	1,152,665
Itron, Inc.(a)	25,090	1,334,286
Keyence Corp.	3,309	1,369,224
Mastercard, Inc., Class A	3,771	1,343,984
Materialise NV, ADR(a)	101,053	975,161
Nemetschek SE	21,388	1,037,150
Okta, Inc.(a)	19,800	1,055,736
Omron Corp.	24,300	1,239,548
Pagseguro Digital, Ltd., Class A(a)(c)	84,467	889,438
Palo Alto Networks, Inc.(a)	6,805	1,156,170
PayPal Holdings, Inc.(a)	12,884	1,010,234
17 | November 30, 2022

ALPS Disruptive Technologies ETF
Schedule of Investments	November 30, 2022

Security Description	Shares	Value
Information Technology (continued)
PTC, Inc.(a)	10,374	$1,319,676
Qorvo, Inc.(a)	13,618	1,351,587
Qualys, Inc.(a)	8,063	994,329
Renishaw PLC	31,248	1,390,474
Salesforce, Inc.(a)	7,930	1,270,783
SAP SE, Sponsored ADR	14,535	1,611,496
ServiceNow, Inc.(a)	2,746	1,143,160
Silicon Laboratories, Inc.(a)	9,865	1,434,765
Skyworks Solutions, Inc.	12,434	1,188,939
Snowflake, Inc., Class A(a)	6,886	984,009
SolarEdge Technologies, Inc.(a)	3,936	1,176,313
Splunk, Inc.(a)	13,888	1,078,820
SS&C Technologies Holdings, Inc.	21,910	1,177,882
Stratasys, Ltd.(a)	74,521	1,045,530
Temenos AG	15,303	922,789
Trend Micro, Inc.(c)	21,253	1,048,106
Visa, Inc., Class A	6,170	1,338,890
VMware, Inc., Class A(a)	10,633	1,291,802
Workday, Inc., Class A(a)	7,401	1,242,628
Xero, Ltd.(a)	21,033	1,008,465
Xinyi Solar Holdings, Ltd.	946,000	1,091,220
Zoom Video Communications, Inc., Class A(a)	15,452	1,165,544
Zscaler, Inc.(a)	8,049	1,074,139
Total Information Technology		71,326,356

Real Estate (1.07%)
Equinix, Inc.	1,899	1,311,544

Utilities (0.75%)
China Longyuan Power Group Corp., Ltd., Class H	757,000	922,633

TOTAL COMMON STOCKS
(Cost $140,738,263)		121,036,978

Security Description	Shares	Value
MASTER LIMITED PARTNERSHIPS (0.76%)
Utilities (0.76%)
Brookfield Renewable Partners LP	32,989	931,192

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $979,249)		931,192
	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (4.20%)
Money Market Fund (0.11%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $138,234)	3.69%	138,234	$138,234

Investments Purchased with Collateral from Securities Loaned (4.09%)
State Street Navigator Securities Lending Government Money Market Portfolio, 3.86%
(Cost $5,000,014)		5,000,014	5,000,014
TOTAL SHORT TERM INVESTMENTS
(Cost $5,138,248)			5,138,248

TOTAL INVESTMENTS (104.00%)
(Cost $146,855,760)			$127,106,418
LIABILITIES IN EXCESS OF OTHER ASSETS (-4.00%)			(4,892,834)
NET ASSETS - 100.00%			$122,213,584

(a)	Non-income producing security.
(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2022, the market value of those securities was $4,658,625 representing 3.81% of net assets.
(c)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $5,154,490.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $2,976,453, representing 2.44% of net assets.

See Notes to Financial Statements.

18 | November 30, 2022

ALPS Global Travel Beneficiaries ETF
Schedule of Investments	November 30, 2022

Security Description	Shares	Value
COMMON STOCKS (99.86%)
Communication Services (3.94%)
TripAdvisor, Inc.(a)	764	$15,578
Walt Disney Co.(a)	3,023	295,861
Total Communication Services		311,439

Consumer Discretionary (43.47%)
Airbnb, Inc., Class A(a)	2,859	292,017
Booking Holdings, Inc.(a)	176	365,983
Caesars Entertainment, Inc.(a)	1,384	70,321
Choice Hotels International, Inc.	332	40,909
Churchill Downs, Inc.	281	62,371
Dufry AG(a)	515	20,801
Expedia Group, Inc.(a)	1,183	126,392
Flight Centre Travel Group, Ltd.(a)	1,621	17,670
Galaxy Entertainment Group, Ltd.	21,000	125,555
H World Group, Ltd.	13,700	54,285
Hilton Grand Vacations, Inc.(a)	932	41,027
Hilton Worldwide Holdings, Inc.	2,503	356,977
Intercontinental Hotels Group	922	53,306
Las Vegas Sands Corp.(a)	2,256	105,671
LVMH Moet Hennessy Louis Vuitton SE	529	405,869
Marriott International, Inc., Class A	2,130	352,195
Marriott Vacations Worldwide Corp.	331	49,312
MGM Resorts International	2,796	103,061
Moncler SpA	1,184	60,434
Oriental Land Co., Ltd.	1,160	165,655
Penn Entertainment, Inc.(a)	1,248	43,917
Samsonite International SA(a)(b)(c)	17,400	46,335
Sonder Holdings, Inc.(a)	8,486	15,020
Thule Group AB(b)(c)	802	18,687
Tongcheng Travel Holdings, Ltd.(a)(c)	7,600	16,230
Trainline PLC(a)(b)(c)	4,785	19,285
Trip.com Group, Ltd., ADR(a)	6,732	215,087
TUI AG(a)	12,328	21,796
Vacasa, Inc.(a)	4,751	7,459
Vail Resorts, Inc.	367	94,517
WH Smith PLC	1,172	19,959
Security Description	Shares	Value
Consumer Discretionary (continued)
Wyndham Hotels & Resorts, Inc.	743	$54,477
Total Consumer Discretionary		3,442,580

Consumer Staples (12.76%)
Estee Lauder Cos., Inc., Class A	1,366	322,089
Hormel Foods Corp.	2,325	109,275
L'Oreal SA	996	367,730
Premium Brands Holdings Corp.	255	16,081
Shiseido Co., Ltd.	4,670	196,114
Total Consumer Staples		1,011,289

Financials (4.41%)
American Express Co.	2,216	349,219

Industrials (27.99%)
Aena SME SA(a)(b)(c)	418	53,632
Air China, Ltd., Class H(a)(d)	21,000	16,669
Airports of Thailand PCL(a)	13,800	29,349
Alaska Air Group, Inc.(a)	1,326	62,905
American Airlines Group, Inc.(a)	3,927	56,667
ANA Holdings, Inc.(a)	2,800	59,705
Auckland International Airport, Ltd.(a)	9,647	48,876
Avis Budget Group, Inc.(a)	119	26,608
China Airlines, Ltd.	81,000	47,438
China Southern Airlines Co., Ltd., Class H(a)(d)	38,000	22,476
Cintas Corp.	760	350,953
Dassault Aviation SA	144	22,657
Delta Air Lines, Inc.(a)	5,030	177,911
Deutsche Lufthansa AG(a)	3,054	24,334
Elis SA	1,512	19,667
Eva Airways Corp.	68,000	61,497
Flughafen Zurich AG(a)	116	19,124
Grab Holdings, Ltd.(a)	13,445	40,604
Grupo Aeroportuario del Pacifico SAB de CV, ADR	392	63,719
Grupo Aeroportuario del
Sureste SAB de CV, Class B	2,030	50,222
Hertz Global Holdings, Inc.(a)	993	17,080
Korean Air Lines Co., Ltd.(a)	4,043	78,018
Localiza Rent a Car SA	4,935	57,155
Lyft, Inc., Class A(a)	1,094	12,275
Qantas Airways, Ltd.(a)	23,275	98,579
Ryanair Holdings PLC, ADR(a)	275	20,815
Sixt SE	195	18,658
Southwest Airlines Co.(a)	5,686	226,928
19 | November 30, 2022

ALPS Global Travel Beneficiaries ETF
Schedule of Investments	November 30, 2022

Security Description	Shares	Value
Industrials (continued)
Swvl Holdings Corp.(a)	12,257	$4,535
Textron, Inc.	1,641	117,135
Uber Technologies, Inc.(a)	7,273	211,935
United Airlines Holdings, Inc.(a)	2,241	98,985
Total Industrials		2,217,111

Information Technology (3.98%)
Agilysys, Inc.(a)	382	25,365
Amadeus IT Group SA(a)	4,303	229,528
Euronet Worldwide, Inc.(a)	457	42,478
Sabre Corp.(a)	2,864	17,499
Total Information Technology		314,870

Real Estate (3.31%)
Gaming and Leisure
Properties, Inc.	2,634	138,575
Host Hotels & Resorts, Inc.	6,543	123,924
Total Real Estate		262,499

TOTAL COMMON STOCKS
(Cost $8,626,832)		7,909,007

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.59%)
Money Market Fund (0.14%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $11,318)	3.69%	11,318	11,318

Investments Purchased with Collateral from Securities Loaned (0.45%)
State Street Navigator Securities Lending Government Money Market Portfolio, 3.86%
(Cost $35,640)		35,640	35,640
TOTAL SHORT TERM INVESTMENTS
(Cost $46,958)			46,958

TOTAL INVESTMENTS (100.45%)
(Cost $8,673,790)			$7,955,965
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.45%)			(35,251)
NET ASSETS - 100.00%			$7,920,714
(a)	Non-income producing security.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $137,939, representing 1.74% of net assets.
(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2022, the market value of those securities was $154,169 representing 1.95% of net assets.
(d)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $35,256.

See Notes to Financial Statements.

20 | November 30, 2022

ALPS Medical Breakthroughs ETF
Schedule of Investments	November 30, 2022

Security Description	Shares	Value
COMMON STOCKS (99.95%)
Biotechnology (98.61%)
4D Molecular Therapeutics, Inc.(a)(b)	20,890	$504,911
Aadi Bioscience, Inc.(a)	13,556	181,379
ACADIA Pharmaceuticals, Inc.(a)	104,428	1,626,988
Adaptimmune Therapeutics PLC, ADR(a)(b)	104,441	226,637
ADC Therapeutics SA(a)	45,643	167,053
Adicet Bio, Inc.(a)(b)	25,834	469,662
Affimed NV(a)(b)	94,167	201,517
Agenus, Inc.(a)(b)	182,707	493,309
Agios Pharmaceuticals, Inc.(a)	35,371	1,066,082
Akero Therapeutics, Inc.(a)	24,243	1,127,300
Albireo Pharma, Inc.(a)(b)	12,654	279,400
Aldeyra Therapeutics, Inc.(a)	37,629	210,722
Alector, Inc.(a)	53,279	452,339
Alkermes PLC(a)	105,978	2,626,135
Allogene Therapeutics, Inc.(a)(b)	92,794	914,949
Allovir, Inc.(a)(b)	60,054	451,006
Altimmune, Inc.(a)	31,629	314,709
ALX Oncology Holdings, Inc.(a)	26,293	291,852
Amarin Corp. PLC, ADR(a)(b)	260,034	299,039
Amicus Therapeutics, Inc.(a)	180,987	2,189,943
AnaptysBio, Inc.(a)(b)	18,218	503,363
Anavex Life Sciences Corp.(a)(b)	50,287	443,531
Arbutus Biopharma Corp.(a)(b)	96,758	227,381
Arcturus Therapeutics Holdings, Inc.(a)	17,153	316,301
Arcus Biosciences, Inc.(a)	46,562	1,637,586
Arcutis Biotherapeutics, Inc.(a)	38,827	668,989
Arrowhead Pharmaceuticals, Inc.(a)	68,296	2,199,131
Ascendis Pharma A/S, ADR(a)	36,006	4,430,899
Aurinia Pharmaceuticals, Inc.(a)	91,548	469,641
Autolus Therapeutics PLC, ADR(a)(b)	58,651	154,839
Avidity Biosciences, Inc.(a)	33,632	391,476
BELLUS Health, Inc.(a)	80,766	797,160
Bicycle Therapeutics PLC, ADR(a)(b)	19,141	554,323
BioCryst Pharmaceuticals, Inc.(a)(b)	119,982	1,602,959
Bioxcel Therapeutics, Inc.(a)(b)	18,079	299,569
C4 Therapeutics, Inc.(a)	31,561	270,478
Catalyst Pharmaceuticals, Inc.(a)	66,309	1,112,002
Celldex Therapeutics, Inc.(a)	30,168	1,118,931
Centessa Pharmaceuticals PLC, ADR(a)(b)	60,862	243,448
Security Description	Shares	Value
Biotechnology (continued)
Cerevel Therapeutics Holdings, Inc.(a)(b)	100,494	$2,910,307
Chinook Therapeutics, Inc.(a)	61,279	919,114
Cogent Biosciences, Inc.(a)	42,430	533,769
Compass Pathways PLC, ADR(a)(b)	27,440	282,632
Concert Pharmaceuticals, Inc.(a)	30,939	149,126
Crinetics Pharmaceuticals, Inc.(a)	34,682	619,767
CRISPR Therapeutics AG(a)(b)	50,340	2,758,128
Cullinan Oncology, Inc.(a)	29,426	365,765
Cytokinetics, Inc.(a)(b)	60,752	2,581,960
Day One Biopharmaceuticals, Inc.(a)	47,403	1,006,366
Denali Therapeutics, Inc.(a)	79,591	2,539,749
Eagle Pharmaceuticals, Inc.(a)	8,567	311,153
Editas Medicine, Inc.(a)(b)	44,351	470,121
Emergent BioSolutions, Inc.(a)	32,170	395,691
Enanta Pharmaceuticals, Inc.(a)	13,371	585,516
EQRx, Inc.(a)	289,153	1,087,215
Erasca, Inc.(a)	78,818	595,076
Essa Pharma, Inc.(a)(b)	28,447	104,969
Fate Therapeutics, Inc.(a)(b)	62,586	1,303,041
FibroGen, Inc.(a)	60,490	869,241
Galapagos NV, Sponsored ADR(a)(b)	42,841	1,703,787
HilleVax, Inc.(a)	21,569	431,380
Icosavax, Inc.(a)(b)	25,731	85,942
Ideaya Biosciences, Inc.(a)	25,367	453,562
I-Mab, ADR(a)	53,325	197,303
Imago Biosciences, Inc.(a)(b)	21,766	776,829
Immunocore Holdings PLC, ADR(a)	28,306	1,777,900
ImmunoGen, Inc.(a)	142,407	739,092
Immunovant, Inc.(a)	75,219	986,121
Instil Bio, Inc.(a)(b)	83,688	111,305
Intellia Therapeutics, Inc.(a)	49,045	2,523,856
Intercept Pharmaceuticals, Inc.(a)	19,230	286,719
Invivyd, Inc.(a)	70,218	158,693
Ionis Pharmaceuticals, Inc.(a)	91,576	3,735,386
Iovance Biotherapeutics, Inc.(a)	101,816	651,622
Ironwood Pharmaceuticals, Inc.(a)	98,866	1,197,267
iTeos Therapeutics, Inc.(a)	22,951	462,463
IVERIC bio, Inc.(a)	76,195	1,799,726
Jounce Therapeutics, Inc.(a)	33,354	29,352
KalVista Pharmaceuticals, Inc.(a)(b)	15,856	85,464
21 | November 30, 2022

ALPS Medical Breakthroughs ETF
Schedule of Investments	November 30, 2022

Security Description	Shares	Value
Biotechnology (continued)
Karuna Therapeutics, Inc.(a)	21,578	$5,077,520
Keros Therapeutics, Inc.(a)(b)	16,615	828,092
Kezar Life Sciences, Inc.(a)	44,110	344,499
Kodiak Sciences, Inc.(a)	33,587	247,872
Kronos Bio, Inc.(a)	36,623	69,584
Krystal Biotech, Inc.(a)	16,564	1,287,685
Kura Oncology, Inc.(a)	43,166	680,728
LianBio, ADR(a)(b)	69,098	108,484
MannKind Corp.(a)(b)	166,037	777,053
Merus NV(a)(b)	29,607	454,467
MiMedx Group, Inc.(a)	73,301	238,228
Mirati Therapeutics, Inc.(a)	35,878	3,278,533
MoonLake Immunotherapeutics(a)	23,821	229,396
Novavax, Inc.(a)(b)	50,470	832,250
Nuvalent, Inc.(a)	27,733	911,861
Ocugen, Inc.(a)	139,730	217,979
Organogenesis Holdings, Inc.(a)	84,456	231,409
PMV Pharmaceuticals, Inc.(a)(b)	29,433	293,741
Point Biopharma Global, Inc.(a)	58,154	396,029
Prometheus Biosciences, Inc.(a)	26,397	1,085,181
Protagonist Therapeutics, Inc.(a)	31,678	250,573
Prothena Corp. PLC(a)	30,276	1,892,553
PTC Therapeutics, Inc.(a)	46,154	1,914,929
Rallybio Corp.(a)	20,732	119,416
RAPT Therapeutics, Inc.(a)	19,133	338,271
Recursion Pharmaceuticals, Inc.(a)(b)	106,546	1,001,532
REGENXBIO, Inc.(a)	27,897	666,738
Repare Therapeutics, Inc.(a)(b)	27,058	433,740
Replimune Group, Inc.(a)	31,820	651,355
Rigel Pharmaceuticals, Inc.(a)	111,517	74,895
Rocket Pharmaceuticals, Inc.(a)	42,610	804,477
Sage Therapeutics, Inc.(a)	38,342	1,573,556
Seres Therapeutics, Inc.(a)(b)	80,055	520,358
SpringWorks Therapeutics, Inc.(a)(b)	31,897	771,269
Stoke Therapeutics, Inc.(a)	25,433	191,765
Syndax Pharmaceuticals, Inc.(a)	36,488	874,252
Tango Therapeutics, Inc.(a)	56,814	426,673
Travere Therapeutics, Inc.(a)	41,269	830,745
uniQure NV(a)(b)	30,149	797,743
Vanda Pharmaceuticals, Inc.(a)	36,446	397,626
Vaxart, Inc.(a)(b)	81,630	96,323
Vaxcyte, Inc.(a)	38,275	1,762,947
VBI Vaccines, Inc.(a)(b)	166,629	86,647
Vera Therapeutics, Inc.(a)(b)	17,453	291,465
Vericel Corp.(a)	30,435	694,831
Vir Biotechnology, Inc.(a)	85,587	2,415,265
Security Description	Shares	Value
Biotechnology (continued)
Viridian Therapeutics, Inc.(a)	24,631	$622,425
Xencor, Inc.(a)	38,514	1,144,636
Xenon Pharmaceuticals, Inc.(a)	40,172	1,481,543
Zai Lab, Ltd., ADR(a)	66,684	2,571,335
Total Biotechnology		113,409,888

Health Care Providers & Services (0.65%)
OPKO Health, Inc.(a)(b)	498,088	747,132

Pharmaceuticals (0.69%)
Ligand Pharmaceuticals, Inc.(a)	10,893	794,100

TOTAL COMMON STOCKS
(Cost $127,157,082)		114,951,120

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (6.46%)
Money Market Fund (0.08%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $95,179)	3.69%	95,179	95,179

Investments Purchased with Collateral from Securities Loaned (6.38%)
State Street Navigator Securities Lending Government Money Market Portfolio, 3.86%
(Cost $7,329,078)		7,329,078	7,329,078
TOTAL SHORT TERM INVESTMENTS
(Cost $7,424,257)			7,424,257

TOTAL INVESTMENTS (106.41%)
(Cost $134,581,339)			$122,375,377
LIABILITIES IN EXCESS OF OTHER ASSETS (-6.41%)			(7,366,801)
NET ASSETS - 100.00%			$115,008,576

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $12,973,826. See Notes to Financial Statements
22 | November 30, 2022

ALPS ETF Trust
Statements of Assets and Liabilities	November 30, 2022

	ALPS Clean Energy ETF	ALPS Disruptive Technologies ETF	ALPS Global Travel Beneficiaries ETF	ALPS Medical Breakthroughs ETF
ASSETS:
Investments, at value(a)	$804,511,648	$127,106,418	$7,955,965	$122,375,377
Foreign Currency, at value (Cost $34,097, $30, $– and $–)	34,097	32	–	–
Dividends receivable	992,836	155,844	4,467	4,922
Due from Authorized Participant	3,444,433	–	–	–
Receivable for shares sold	–	–	–	2,347,114
Total Assets	808,983,014	127,262,294	7,960,432	124,727,413

LIABILITIES:
Payable to adviser	312,209	48,696	4,078	42,479
Payable for investments purchased	3,444,669	–	–	2,347,280
Payable for collateral upon return of securities loaned	97,315,282	5,000,014	35,640	7,329,078
Total Liabilities	101,072,160	5,048,710	39,718	9,718,837
NET ASSETS	$707,910,854	$122,213,584	$7,920,714	$115,008,576

NET ASSETS CONSIST OF:
Paid-in capital	$928,666,797	$159,327,519	$9,487,310	$260,687,365
Total distributable earnings/(accumulated losses)	(220,755,943)	(37,113,935)	(1,566,596)	(145,678,789)
NET ASSETS	$707,910,854	$122,213,584	$7,920,714	$115,008,576

INVESTMENTS, AT COST	$907,812,923	$146,855,760	$8,673,790	$134,581,339

PRICING OF SHARES
Net Assets	$707,910,854	$122,213,584	$7,920,714	$115,008,576
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	12,700,002	3,500,002	375,002	3,675,000
Net Asset Value, offering and redemption price per share	$55.74	$34.92	$21.12	$31.29

(a)	Includes $162,310,785, $5,154,490, $35,256 and $12,973,826 of securities on loan.

See Notes to Financial Statements.

23 | November 30, 2022

ALPS ETF Trust
Statements of Operations	For the Year Ended November 30, 2022

	ALPS Clean Energy ETF	ALPS Disruptive Technologies ETF	ALPS Global Travel Beneficiaries ETF	ALPS Medical Breakthroughs ETF
INVESTMENT INCOME:
Dividends*	$5,315,090	$695,505	$39,436	$715
Securities Lending Income	3,851,234	23,421	1,544	128,789
Total Investment Income	9,166,324	718,926	40,980	129,504

EXPENSES:
Investment adviser fees	4,050,594	793,281	57,189	610,816
Total Expenses	4,050,594	793,281	57,189	610,816
NET INVESTMENT INCOME/(LOSS)	5,115,730	(74,355)	(16,209)	(481,312)

REALIZED AND UNREALIZED GAIN/LOSS
Net realized gain/(loss) on investments(a)	(19,724,263)	4,744,055	(512,883)	(64,609,014)
Net realized gain/(loss) on foreign currency transactions	(50,285)	44,186	(960)	–
Total net realized gain/(loss)	(19,774,548)	4,788,241	(513,843)	(64,609,014)
Net change in unrealized appreciation/(depreciation) on investments	(235,887,640)	(64,941,945)	(342,636)	14,490,450
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	4,374	2,289	(22)	–
Total net change in unrealized appreciation/(depreciation)	(235,883,266)	(64,939,656)	(342,658)	14,490,450
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(255,657,814)	(60,151,415)	(856,501)	(50,118,564)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(250,542,084)	$(60,225,770)	$(872,710)	$(50,599,876)
*Net of foreign tax withholding.	$467,857	$66,068	$2,410	$–

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements.

24 | November 30, 2022

ALPS Clean Energy ETF
Statements of Changes in Net Assets

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
OPERATIONS:
Net investment income	$5,115,730	$2,492,485
Net realized gain/(loss)	(19,774,548)	85,403,452
Net change in unrealized depreciation	(235,883,266)	(103,058,310)
Net decrease in net assets resulting from operations	(250,542,084)	(15,162,373)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(2,463,315)	(2,023,844)
From tax return of capital	(3,378,816)	(3,160,255)
Total distributions	(5,842,131)	(5,184,099)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	203,438,962	667,197,824
Cost of shares redeemed	(253,910,852)	(241,541,495)
Net increase/(decrease) from capital share transactions	(50,471,890)	425,656,329
Net increase/(decrease) in net assets	(306,856,105)	405,309,857

NET ASSETS:
Beginning of year	1,014,766,959	609,457,102
End of year	$707,910,854	$1,014,766,959

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	13,725,002	8,700,002
Shares sold	3,625,000	8,400,000
Shares redeemed	(4,650,000)	(3,375,000)
Shares outstanding, end of year	12,700,002	13,725,002

See Notes to Financial Statements.

25 | November 30, 2022

ALPS Disruptive Technologies ETF
Statements of Changes in Net Assets

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
OPERATIONS:
Net investment income/(loss)	$(74,355)	$676,422
Net realized gain	4,788,241	14,565,809
Net change in unrealized appreciation/(depreciation)	(64,939,656)	5,497,585
Net increase/(decrease) in net assets resulting from operations	(60,225,770)	20,739,816

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(621,900)	(633,863)
Total distributions	(621,900)	(633,863)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	14,781,795	100,271,458
Cost of shares redeemed	(69,266,142)	(33,290,851)
Net increase/(decrease) from capital share transactions	(54,484,347)	66,980,607
Net increase/(decrease) in net assets	(115,332,017)	87,086,560

NET ASSETS:
Beginning of year	237,545,601	150,459,041
End of year	$122,213,584	$237,545,601

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	4,925,002	3,500,002
Shares sold	325,000	2,125,000
Shares redeemed	(1,750,000)	(700,000)
Shares outstanding, end of year	3,500,002	4,925,002

See Notes to Financial Statements.

26 | November 30, 2022

ALPS Global Travel Beneficiaries ETF
Statements of Changes in Net Assets

	For the Year Ended November 30, 2022	For the Period September 8, 2021 (Commencement of Operations) to November 30, 2021
OPERATIONS:
Net investment income/(loss)	$(16,209)	$12,482
Net realized loss	(513,843)	(19,713)
Net change in unrealized depreciation	(342,658)	(375,185)
Net decrease in net assets resulting from operations	(872,710)	(382,416)

DISTRIBUTIONS:
From distributable earnings	(12,194)	–
Total distributions	(12,194)	–
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	9,593,771	8,047,426
Cost of shares redeemed	(8,453,163)	–
Net increase from capital share transactions	1,140,608	8,047,426
Net increase in net assets	255,704	7,665,010

NET ASSETS:
Beginning of period	7,665,010	–
End of period	$7,920,714	$7,665,010

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	325,002	–
Shares sold	450,000	325,002
Shares redeemed	(400,000)	–
Shares outstanding, end of period	375,002	325,002

See Notes to Financial Statements.

27 | November 30, 2022

ALPS Medical Breakthroughs ETF
Statements of Changes in Net Assets

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
OPERATIONS:
Net investment loss	$(481,312)	$(852,170)
Net realized gain/(loss)	(64,609,014)	46,250,415
Net change in unrealized appreciation/(depreciation)	14,490,450	(77,077,650)
Net decrease in net assets resulting from operations	(50,599,876)	(31,679,405)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	23,693,301	97,970,744
Cost of shares redeemed	(47,014,164)	(119,904,054)
Net decrease from capital share transactions	(23,320,863)	(21,933,310)
Net decrease in net assets	(73,920,739)	(53,612,715)

NET ASSETS:
Beginning of year	188,929,315	242,542,030
End of year	$115,008,576	$188,929,315

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	4,400,000	4,950,000
Shares sold	725,000	1,800,000
Shares redeemed	(1,450,000)	(2,350,000)
Shares outstanding, end of year	3,675,000	4,400,000

See Notes to Financial Statements.

28 | November 30, 2022

ALPS Clean Energy ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021		For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Period June 28, 2018 (Commencement of Operations) to November 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$73.94	$70.05		$32.23	$25.03	$24.95

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.39	0.20		0.25	0.32	0.09
Net realized and unrealized gain/(loss)	(18.14)	4.11		38.08	7.42	(0.01)
Total from investment operations	(17.75)	4.31		38.33	7.74	0.08

DISTRIBUTIONS:
From net investment income	(0.19)	(0.17)		(0.18)	(0.23)	–
Tax return of capital	(0.26)	(0.25)		(0.33)	(0.31)	–
Total distributions	(0.45)	(0.42)		(0.51)	(0.54)	–

Net increase/(decrease) in net asset value	(18.20)	3.89		37.82	7.20	0.08
NET ASSET VALUE, END OF PERIOD	$55.74	$73.94		$70.05	$32.23	$25.03
TOTAL RETURN(b)	(24.00)%	6.16%		120.45%	31.28%	0.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$707,911	$1,014,767		$609,457	$106,359	$16,271

Ratio of expenses to average net assets	0.55%	0.56	%(c)	0.65%	0.65%	0.65	%(d)
Ratio of net investment income to average net assets	0.69%	0.26%		0.57%	1.10%	0.89	%(d)
Portfolio turnover rate(e)	44%	39%		34%	15%	9%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Effective January 1, 2021, the Fund's Advisory Fee changed from 0.65% to 0.55%.
(d)	Annualized.
(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

29 | November 30, 2022

ALPS Disruptive Technologies ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Period December 28, 2017 (Commencement of Operations) to November 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$48.23	$42.99	$31.88	$26.21	$25.08

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	(0.02)	0.15	0.25	0.14	0.13
Net realized and unrealized gain/(loss)	(13.17)	5.26	11.00	5.61	1.00	(b)
Total from investment operations	(13.19)	5.41	11.25	5.75	1.13

DISTRIBUTIONS:
From net investment income	(0.12)	(0.17)	(0.14)	(0.08)	–
Total distributions	(0.12)	(0.17)	(0.14)	(0.08)	–

Net increase/(decrease) in net asset value	(13.31)	5.24	11.11	5.67	1.13
NET ASSET VALUE, END OF PERIOD	$34.92	$48.23	$42.99	$31.88	$26.21
TOTAL RETURN(c)	(27.41)%	12.60%	35.42%	22.04%	4.47%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$122,214	$237,546	$150,459	$74,910	$48,483

Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50	%(d)
Ratio of net investment income/(loss) to average net assets	(0.05)%	0.31%	0.72%	0.48%	0.53	%(d)
Portfolio turnover rate(e)	31%	26%	38%	42%	33%

(a)	Based on average shares outstanding during the period.
(b)	Net realized and unrealized gain on investments per share does not correlate to aggregate of the net realized and unrealized loss in the Statements of Operations for the period ended November 30, 2018, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to the fluctuating market values for the Fund's portfolio.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

30 | November 30, 2022

ALPS Global Travel Beneficiaries ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2022	For the Period September 8, 2021 (Commencement of Operations) to November 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$23.58	$24.91

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	(0.04)	0.05
Net realized and unrealized loss	(2.39)	(1.38)
Total from investment operations	(2.43)	(1.33)

DISTRIBUTIONS:
From net investment income	(0.03)	–
Total distributions	(0.03)	–

Net (decrease) in net asset value	(2.46)	(1.33)
NET ASSET VALUE, END OF PERIOD	$21.12	$23.58
TOTAL RETURN(b)	(10.27)%	(5.34)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$7,921	$7,665

Ratio of expenses to average net assets	0.65%	0.65	%(c)
Ratio of net investment income/(loss) to average net assets	(0.18)%	0.82	%(c)
Portfolio turnover rate(d)	57%	19%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

31 | November 30, 2022

ALPS Medical Breakthroughs ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$42.94	$49.00	$39.51	$33.59	$31.70

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	(0.13)	(0.18)	(0.13)	0.03	(0.10)
Net realized and unrealized gain/(loss)	(11.52)	(5.88)	9.64	6.67	2.57 (b)
Total from investment operations	(11.65)	(6.06)	9.51	6.70	2.47

DISTRIBUTIONS:
From net investment income	–	–	(0.02)	(0.78)	(0.58)
Total distributions	–	–	(0.02)	(0.78)	(0.58)

Net increase/(decrease) in net asset value	(11.65)	(6.06)	9.49	5.92	1.89
NET ASSET VALUE, END OF PERIOD	$31.29	$42.94	$49.00	$39.51	$33.59
TOTAL RETURN(c)	(27.13)%	(12.37)%	24.07%	20.99%	7.81%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$115,009	$188,929	$242,542	$197,570	$221,694

Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income/(loss) to average net assets	(0.39)%	(0.36)%	(0.33)%	0.09%	(0.27)%
Portfolio turnover rate(d)	88%	81%	68%	88%	48%

(a)	Based on average shares outstanding during the period.
(b)	Net realized and unrealized gain on investments per share does not correlate to aggregate of the net realized and unrealized loss in the Statements of Operations for the year ended November 30, 2018, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to the fluctuating market values for the Fund's portfolio.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

32 | November 30, 2022

ALPS ETF Trust
Notes to Financial Statements	November 30, 2022

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2022, the Trust consisted of twenty-three separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the ALPS Clean Energy ETF, ALPS Disruptive Technologies ETF, ALPS Global Travel Beneficiaries ETF and the ALPS Medical Breakthroughs ETF (each a “Fund” and collectively, the “Funds”).

The investment objective of the ALPS Clean Energy ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the CIBC Atlas Clean Energy Index. The investment objective of the ALPS Disruptive Technologies ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the Indxx Disruptive Technologies Index. The investment objective of the ALPS Global Travel Beneficiaries ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the S-Network Global Travel Index. The investment objective of the ALPS Medical Breakthroughs ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the S-Network Medical Breakthroughs Index.

ALPS Clean Energy ETF is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. ALPS Disruptive Technologies ETF, ALPS Global Travel Beneficiaries ETF and ALPS Medical Breakthroughs ETF have elected to qualify as a diversified series of the Trust under the 1940 Act.

Each Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). Each Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the "Adviser") as the valuation designee ("Valuation Designee") for each Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

33 | November 30, 2022

ALPS ETF Trust
Notes to Financial Statements	November 30, 2022

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability; including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.
34 | November 30, 2022

ALPS ETF Trust
Notes to Financial Statements	November 30, 2022

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2022:

ALPS Clean Energy ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$627,283,693	$–	$–	$627,283,693
Master Limited Partnerships*	79,473,755	–	–	79,473,755
Short Term Investments	97,754,200	–	–	97,754,200
Total	$804,511,648	$–	$–	$804,511,648

ALPS Disruptive Technologies ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$121,036,978	$–	$–	$121,036,978
Master Limited Partnerships*	931,192	–	–	931,192
Short Term Investments	5,138,248	–	–	5,138,248
Total	$127,106,418	$–	$–	$127,106,418

ALPS Global Travel Beneficiaries ETF
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$7,909,007	$–	$–	$7,909,007
Short Term Investments	46,958	–	–	46,958
Total	$7,955,965	$–	$–	$7,955,965

ALPS Medical Breakthroughs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$114,951,120	$–	$–	$114,951,120
Short Term Investments	7,424,257	–	–	7,424,257
Total	$122,375,377	$–	$–	$122,375,377

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2022.

C. Foreign Investment Risk

The Funds may directly purchase securities of foreign issuers. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Fund will not enter into transactions to hedge against declines in the value of the Fund’s assets that are denominated in foreign currency.

Countries with emerging markets may have relatively unstable governments and may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events.

35 | November 30, 2022

ALPS ETF Trust
Notes to Financial Statements	November 30, 2022

Because foreign markets may be open on different days than the days during which investors may purchase the shares of the Fund, the value of the Funds’ securities may change on the days when investors are not able to purchase the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by the Index may adversely affect a Fund's ability to track its Index.

D. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

E. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis.

F. Dividends and Distributions to Shareholders

Dividends from net investment income for the ALPS Disruptive Technologies ETF, the ALPS Global Travel Beneficiaries ETF and the ALPS Medical Breakthroughs ETF, if any, are declared and paid annually or as the Board may determine from time to time. Dividends from net investment income for ALPS Clean Energy ETF, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

G. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2022, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Total Distributable Earnings/(Accumulated Losses)
ALPS Clean Energy ETF	$51,104,581	$(51,104,581)
ALPS Disruptive Technologies ETF	17,201,594	(17,201,594)
ALPS Global Travel Beneficiaries ETF	299,276	(299,276)
ALPS Medical Breakthroughs ETF	(10,218,894)	10,218,894

Included in the amounts reclassified was a net operating loss offset to Paid-in Capital as follows:

Paid-in Capital
ALPS Clean Energy ETF	$–
ALPS Disruptive Technologies ETF	–
ALPS Global Travel Beneficiaries ETF	16,966
ALPS Medical Breakthroughs ETF	601,772
36 | November 30, 2022

ALPS ETF Trust
Notes to Financial Statements	November 30, 2022

The tax character of the distributions paid during the fiscal years ended November 30, 2022 and November 30, 2021 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2022
ALPS Clean Energy ETF	$2,463,315	$–	$3,378,816
ALPS Disruptive Technologies ETF	621,900	–	–
ALPS Global Travel Beneficiaries ETF	12,194	–	–
ALPS Medical Breakthroughs ETF	–	–	–

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2021
ALPS Clean Energy ETF	$2,023,844	$–	$3,160,255
ALPS Disruptive Technologies ETF	633,863	–	–
ALPS Global Travel Beneficiaries ETF	–	–	–
ALPS Medical Breakthroughs ETF	–	–	–

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration.

As of November 30, 2022, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Clean Energy ETF	$95,237,759	$17,824,699
ALPS Disruptive Technologies ETF	9,594,458	6,638,043
ALPS Global Travel Beneficiaries ETF	770,617	68,861
ALPS Medical Breakthroughs ETF	81,852,451	50,190,516

As of November 30, 2022, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Fund	Accumulated Net Investment Income	Accumulated Net Realized Gain/(Loss) on Investments	Other Accumulated Losses(a)	Net Unrealized Appreciation/(Depreciation) on Investments	Total
ALPS Clean Energy ETF	$–	$(113,062,458)	$–	$(107,693,485)	$(220,755,943)
ALPS Disruptive Technologies ETF	–	(16,232,501)	(93,177)	(20,788,257)	(37,113,935)
ALPS Global Travel Beneficiaries ETF	–	(839,478)	(104)	(727,014)	(1,566,596)
ALPS Medical Breakthroughs ETF	–	(132,042,967)	(413,192)	(13,222,630)	(145,678,789)

(a)	Other accumulated losses represents late year ordinary losses the Fund elects to defer to the year ending November 30, 2023.
37 | November 30, 2022

ALPS ETF Trust
Notes to Financial Statements	November 30, 2022

As of November 30, 2022, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Fund	ALPS Clean Energy ETF	ALPS Disruptive Technologies ETF	ALPS Global Travel Beneficiaries ETF	ALPS Medical Breakthroughs ETF
Gross appreciation (excess of value over tax cost)	$101,756,757	$10,744,487	$336,337	$20,753,364
Gross depreciation (excess of tax cost over value)	(209,451,394)	(31,534,866)	(1,063,332)	(33,975,994)
Net appreciation/(depreciation) of foreign currency	1,152	2,122	(19)	–
Net unrealized appreciation/(depreciation)	$(107,693,485)	$(20,788,257)	$(727,014)	$(13,222,630)
Cost of investments for income tax purposes	$912,206,285	$147,896,797	$8,682,960	$135,598,007

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales, investments in partnerships and investments in passive foreign investment companies.

H. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2022, each Fund did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Each Fund’s tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

I. Lending of Portfolio Securities

The Funds have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. Each Fund may lend their portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. Each Funds’ securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with each Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by each Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to each Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in a Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of each Fund, and each Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

38 | November 30, 2022

ALPS ETF Trust
Notes to Financial Statements	November 30, 2022

The following is a summary of each Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2022:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS Clean Energy ETF	$162,310,785	$97,315,282	$61,664,500	$158,979,782
ALPS Disruptive Technologies ETF	5,154,490	5,000,014	202,098	5,202,112
ALPS Global Travel Beneficiaries ETF	35,256	35,640	–	35,640
ALPS Medical Breakthroughs ETF	12,973,826	7,329,078	5,717,977	13,047,055

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received. The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2022:

ALPS Clean Energy ETF	Remaining Contractual Maturity of the Agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$97,315,282	$–	$–	$–	$97,315,282
Total Borrowings					97,315,282
Gross amount of recognized liabilities for securities lending (collateral received)					$97,315,282

ALPS Disruptive Technologies ETF	Remaining Contractual Maturity of the Agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$5,000,014	$–	$–	$–	$5,000,014
Total Borrowings					5,000,014
Gross amount of recognized liabilities for securities lending (collateral received)					$5,000,014

ALPS Global Travel Beneficiaries ETF	Remaining Contractual Maturity of the Agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$35,640	$–	$–	$–	$35,640
Total Borrowings					35,640
Gross amount of recognized liabilities for securities lending (collateral received)					$35,640

ALPS Medical Breakthroughs ETF	Remaining Contractual Maturity of the Agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$7,329,078	$–	$–	$–	$7,329,078
Total Borrowings					7,329,078
Gross amount of recognized liabilities for securities lending (collateral received)					$7,329,078

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below. From time to time, the Adviser may waive all or a portion of its fee.

39 | November 30, 2022

ALPS ETF Trust
Notes to Financial Statements	November 30, 2022

Fund	Advisory Fee
ALPS Clean Energy ETF	0.55%
ALPS Disruptive Technologies ETF	0.50%
ALPS Global Travel Beneficiaries ETF	0.65%
ALPS Medical Breakthroughs ETF	0.50%

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including licensing fees to the Underlying Index provider, the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund's expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator for the Funds.

Effective February 16, 2022, each Trustee receives (1) a quarterly retainer of $20,000, (2) a per meeting fee of $10,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles. Prior to February 16, 2022, each Trustee received (1) a quarterly retainer of $10,000, (2) a per meeting fee of $5,000, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each received a quarterly retainer of $2,000, in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2022, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Clean Energy ETF	$332,361,831	$331,976,581
ALPS Disruptive Technologies ETF	49,926,252	50,282,898
ALPS Global Travel Beneficiaries ETF	5,084,806	4,960,320
ALPS Medical Breakthroughs ETF	109,147,623	109,526,765

For the year ended November 30, 2022, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Clean Energy ETF	$198,444,514	$247,677,009
ALPS Disruptive Technologies ETF	14,720,020	69,259,744
ALPS Global Travel Beneficiaries ETF	9,269,955	8,270,922
ALPS Medical Breakthroughs ETF	23,696,044	47,008,604

For the year ended November 30, 2022, the in-kind net realized gain/(loss) were as follows:

Fund	Net Realized Gain/(Loss)
ALPS Clean Energy ETF	$57,641,943
ALPS Disruptive Technologies ETF	18,070,066
ALPS Global Travel Beneficiaries ETF	323,693
ALPS Medical Breakthroughs ETF	(8,477,163)

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

40 | November 30, 2022

ALPS ETF Trust
Notes to Financial Statements	November 30, 2022

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. MARKET RISK

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause each Fund to lose value. Securities in each Fund's portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund's investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities each Fund holds, and may adversely affect each Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of each Fund’s securities or other assets. Such impacts may adversely affect the performance of the Funds.

7. CONCENTRATION RISK

Each Fund seeks to track an underlying index, which itself may have concentration in certain regions, economies, countries, markets, industries or sectors. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in the Fund.

8. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

41 | November 30, 2022

ALPS ETF Trust
Additional Information	November 30, 2022 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2021:

Fund	Qualified Dividend Income	Dividend Received Deduction
ALPS Clean Energy ETF	76.58%	15.40%
ALPS Disruptive Technologies ETF	100.00%	100.00%
ALPS Global Travel Beneficiaries ETF	77.73%	28.51%
ALPS Medical Breakthroughs ETF	0.00%	0.00%

In early 2022, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2021 via Form 1099. The Funds will notify shareholders in early 2023 of amounts paid to them by the Funds, if any, during the calendar year 2022.

LICENSING AGREEMENT

ALPS Clean Energy ETF

CIBC NTC is the designer of the construction and methodology for the Underlying Index. “CIBC NTC” and “CIBC Atlas Clean Energy Index” are service marks or trademarks of the Index Provider. CIBC NTC acts as brand licensor for the Underlying Index and is not responsible for the descriptions of the Fund that appear herein.

The Fund is not sponsored by CIBC NTC or any of its affiliates. CIBC NTC makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly. CIBC NTC does not guarantee the quality, accuracy or completeness of the Underlying Index or any Underlying Index data included herein or derived therefrom and assumes no liability in connection with their use. The Underlying Index is determined and composed without regard to the Adviser or the Fund. CIBC NTC has no obligation to take the needs of the Adviser, the Fund or the shareholders of the Fund into consideration in determining, composing or calculating the Underlying Index. CIBC NTC is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. CIBC NTC has no obligation or liability in connection with the administration, marketing or trading of the Fund and is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund.

CIBC NTC has no obligation or liability in connection with the administration, marketing or trading of the Fund. CIBC NTC makes no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Underlying Index or any data included therein. CIBC NTC makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall CIBC NTC have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

All intellectual property rights in the Underlying Index vests in CIBC NTC.

42 | November 30, 2022

ALPS ETF Trust
Additional Information	November 30, 2022 (Unaudited)

The Underlying Index is the property of CIBC NTC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Underlying Index. The Underlying Index is not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the Underlying Index. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by CIBC NTC. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices. S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. S&P Dow Jones Indices’ only relationship to CIBC NTC with respect to the Underlying Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices, and the provision of the calculation services related to the Underlying Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund may be converted into cash or other redemption mechanics. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Underlying Index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY CIBC NTC, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

The Index Provider is not affiliated with the Trust, the Adviser or ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”). The Index Provider has entered into a license agreement with the Adviser (the “License Agreement”). The use of the Underlying Index by the Adviser and the Fund is subject to the terms of the License Agreement, which impose certain limitations and conditions on the Fund’s ability to use the Underlying Index.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

ALPS Disruptive Technologies ETF

“Indxx” is a service mark of Indxx, LLC (“Indxx” or the “Index Provider”) and has been licensed for use for certain purposes by ALPS Advisors, Inc. (the “Adviser”).

The ALPS Disruptive Technologies ETF is not sponsored, endorsed, sold or promoted by Indxx. Indxx makes no representation or warranty, express or implied, to the owners of the ALPS Disruptive Technologies ETF or any member of the public regarding the advisability of investing in securities generally or in the ALPS Disruptive Technologies ETF particularly. Indxx has no obligation to take the needs of ALPS Advisors, Inc. or the shareholders of ALPS Disruptive Technologies ETF into consideration in determining, composing, or calculating the Underlying Index. Indxx is not responsible for and has not participated in the determination of the timing, amount or pricing of the ALPS Disruptive Technologies ETF shares to be issued or in the determination or calculation of the equation by which the ALPS Disruptive Technologies ETF is to be converted into cash. Indxx has no obligation or liability in connection with the administration, marketing or trading of the ALPS Disruptive Technologies ETF.

INDXX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY ANY PERSON OR ENTITY FROM THE USE OF THE INDEX(ES), TRADING BASED ON THE INDEX(ES), OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE PRODUCTS, OR FOR ANY OTHER USE. INDXX EXPRESSLY DISCLAIMS ALL WARRANTIES AND CONDITIONS, EXPRESS, STATUTORY, OR IMPLIED, EXCEPT AS SET FORTH IN THIS AGREEMENT. EXCEPT AS OTHERWISE SPECIFICALLY SET FORTH IN THIS AGREEMENT, INDXX HEREBY EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES AND CONDITIONS OF MERCHANTABILITY, TITLE, OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX(ES) OR ANY DATA INCLUDED THEREIN. INDXX DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY DATA SUPPLIED BY IT OR ANY DATA INCLUDED THEREIN. INDXX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUNDS, ITS SHAREHOLDERS OR AFFILIATES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DATA SUPPLIED BY INDXX OR ANY DATA INCLUDED THEREIN. INDXX MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DATA SUPPLIED BY INDXX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL INDXX HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

43 | November 30, 2022

ALPS ETF Trust
Additional Information	November 30, 2022 (Unaudited)

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

ALPS Global Travel Beneficiaries ETF

S-Network and S-Network Global Travel Index are service marks of S-Network Global Indexes, Inc. ("S-Network") and have been licensed for use by the ALPS Advisors, Inc. (“ALPS” or the “Adviser”). The Fund is not issued, sponsored, endorsed, sold or promoted by S-Network or its affiliates. S-Network makes no representation or warranty, express or implied, to the purchasers or owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general market performance. S-Network's only relationship to the Fund is the licensing of the service marks and the Index, which is determined, composed and calculated by S-Network without regard to ALPS or the Fund. S-Network is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund issued by ALPS. S-Network has no obligation or liability in connection with the issuance, administration, marketing or trading of the Fund.

S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S-NETWORK GLOBAL TRAVEL INDEX OR ANY DATA INCLUDED THEREIN AND S-NETWORK SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S-NETWORK GLOBAL TRAVEL INDEX OR ANY DATA INCLUDED THEREIN. S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S-NETWORK GLOBAL TRAVEL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, UNLESS ARISING AS A RESULT OF S-NETWORK'S (i) GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, (ii) BREACH OF ITS CONFIDENTIALITY OBLIGATIONS: OR (iii) INDEMNIFICATION OBLIGATIONS, S-NETWORK SHALL NOT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

ALPS Medical Breakthroughs ETF

The Fund is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, Inc. (“Licensor”). Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track the performance of the physical commodities market. Licensor’s only relationship to the Licensee is the licensing of certain service marks and trade names of Licensor and of the Underlying Index that is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

44 | November 30, 2022

ALPS ETF Trust
Additional Information	November 30, 2022 (Unaudited)

LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Standard & Poor’s Custom Indexes serves as calculation agent for the Index. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to S-Network Global Indexes, Inc. is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s®, and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by S-Network Global Indexes, Inc.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

45 | November 30, 2022

ALPS ETF Trust
Board Considerations Regarding Approval of Investment Advisory Agreements	November 30, 2022 (Unaudited)

ALPS Clean Energy ETF, ALPS Disruptive Technologies ETF, ALPS Medical Breakthroughs ETF

At a meeting held on June 21, 2022 via electronic means (video-conference), the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreements between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Clean Energy ETF (“ACES”), the ALPS Disruptive Technologies ETF (“DTEC”) and the ALPS Medical Breakthroughs ETF (“SBIO”) (each “a Fund” and collectively the “Funds”). The Independent Trustees also met separately to consider each Investment Advisory Agreement.

In evaluating the Investment Advisory Agreements with respect to each Fund, the Board, including the Independent Trustees, considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the applicable Fund under the Investment Advisory Agreements; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreements, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreements, the investment parameters of the index of each Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Board reviewed information on the performance of each Fund and its applicable benchmark. The Board also evaluated the correlation and tracking error between each underlying index and its corresponding Fund’s performance. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreements was appropriate and that the quality was satisfactory.

The Board noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Board, including the Independent Trustees, noted the following:

The gross management fee rate for ACES is higher than the median of its FUSE expense group. The gross management fee rates for DTEC and SBIO are approximately equal to the median of their respective FUSE expense groups. DTEC's and SBIO's net expense ratios are at the median of their respective FUSE expense groups. ACES' net expense ratio is slightly above the median of its FUSE expense group.

Based on the foregoing, and the other information available to them, the Board, including the Independent Trustees, concluded that the advisory fee rate for each of the Funds was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees, considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds, including the asset levels and other factors that influence the profitability and financial viability of the Funds. The Board, including the Independent Trustees, reviewed and noted the relatively small sizes of DTEC and SBIO and concluded that AAI was not realizing any economies of scale. With respect to ACES, the Independent Trustees noted that the Fund’s asset levels have decreased over the prior year and that current profitability levels were not unreasonable. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

In voting to renew each Investment Advisory Agreement, the Board, including the Independent Trustees concluded that the terms of each Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

46 | November 30, 2022

ALPS ETF Trust
Trustees & Officers	November 30, 2022 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees, each of whom have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”).

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES
Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	38	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund.
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	38	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014- 2017; Board Member, Strong-Bridge Consulting, 2015- 2019; Board Member, IRI/ODMS Holdings LLC, 2017 – 2019; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015- present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018 -present.	24	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds), Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.
47 | November 30, 2022

ALPS ETF Trust
Trustees & Officers	November 30, 2022 (Unaudited)

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Edmund J. Burke, 1961	Trustee	Since December 2017	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020).	33	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (29 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.
48 | November 30, 2022

ALPS ETF Trust
Trustees & Officers	November 30, 2022 (Unaudited)

OFFICERS:
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Laton Spahr, 1975	President	Since June 2021	Mr. Spahr joined ALPS in 2019 and currently serves as President and Portfolio Manager of AAI. Prior to his current role, Mr. Spahr was a Senior Vice President and Strategy Leader of the Value & Income Team for Oppenheimer Funds from 2013 to 2019.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. From September 2019 to September 2022 he served as Chief Compliance Officer of RiverNorth Opportunities Fund, Inc.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at AFS. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns also serves as President of ALPS Variable Investment Trust and Principal Real Estate Income Fund. From June 2019 to September 2022 she served as President of RiverNorth Opportunities Fund, Inc. and from June 2018 to November 2021 she served as Treasurer of Boulder Growth & Income Fund, Inc.
Michael P. Lawlor, 1969	Secretary	Since December 2022	Mr. Lawlor joined ALPS in January 2022, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Lawlor was Lead Fund Counsel at Brighthouse Financial (insurance company) (January 2007-April 2021). Mr. Lawlor also serves as Secretary of Financial Investors Trust and ALPS Variable Investment Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-759-5679.

49 | November 30, 2022

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Annual Report

November 30, 2022

ALPS Sector Dividend Dogs ETF (NYSE ARCA: SDOG)

ALPS International Sector Dividend Dogs ETF (NYSE ARCA: IDOG)

ALPS Emerging Sector Dividend Dogs ETF (NYSE ARCA: EDOG)

ALPS REIT Dividend Dogs ETF (NYSE ARCA: RDOG)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview	1
Disclosure of Fund Expenses	13
Report of Independent Registered Public Accounting Firm	14
Financial Statements
Schedule of Investments	15
Statements of Assets and Liabilities	22
Statements of Operations	23
Statements of Changes in Net Assets	24
Financial Highlights	28
Notes to Financial Statements	32
Additional Information	41
Board Considerations Regarding Approval of Investment Advisory Agreements	43
Trustees and Officers	44

alpsfunds.com

ALPS Sector Dividend Dogs ETF
Performance Overview	November 30, 2022 (Unaudited)

Investment Objective

The ALPS Sector Dividend Dogs ETF (the “Fund” or “SDOG”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Sector Dividend Dogs Index (the “Underlying Index”).

The Underlying Index is a rules based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S&P 500® Total Return Index (“SPX”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the Global Industry Classification Standard (“GICS”) sectors, excluding the Real Estate sector, that make up the S&P 500® Total Return Index which offer the highest dividend yields.

Performance Overview

The ALPS Sector Dividend Dogs ETF, for the twelve-month period ended November 30, 2022, generated a total return of 10.42%, in-line with the Fund’s Underlying Index, net of fees, which returned 10.81%. The Fund greatly outperformed the S&P 500® Total Return Index (S&P 500), which returned -9.21% for the same period.

The trailing twelve-month (TTM) yield for the Fund’s underlying constituents as of November 30, 2022 was 3.77% vs. 1.57% for the S&P 500®.

The S&P 500 returned -9.21% for the TTM period ended November 30, 2022, as fiscal year 2022 saw the worst drawdown for equities since the pandemic. Pressured by the Federal Reserve (Fed) raising interest rates to combat inflation, markets adjusted equity values to reflect a forward-looking slowed economy. Main macroeconomic talking points throughout 2022 centered on the path of future interest rates driven by monetary policy, and inflation sustaining levels well above the Fed’s 2% inflation target. Inflation fears continued to be justified with the year-over-year Consumer Price Index (CPI) surging above 9% in June, along with core inflation readings maintaining levels above 6%. Despite the quantitative tightening efforts in 2022, many economic indicators remain strong including consumer spending, wage growth and low unemployment in the US, offering a sliver of hope for a soft landing. Global supply chains were relieved of backlogs and most delays stemming from COVID-19 restrictions, benefitting company margins and lowering some pressure on prices of inflated goods. The latest economic data shows US Real GDP year-over-year rising 1.9% in the U.S., offset by CPI of 7.7%. Looking forward, markets have likely discounted a significant portion of quantitative tightening as the S&P 500 Price-to-Earnings ratio is below its 10-year average, and any pause or pivot in rate hikes would serve as a positive catalyst for U.S. and global equities.

Compared to the S&P 500, the Fund saw a positive impact from security selection and asset allocation, leading to an approximately 2,000 bps outperformance over the S&P 500. The asset allocation outperformance was largely driven by relative over-weightings to cyclical sectors including Energy and Materials, while the security selection outperformance was mainly attributed to SDOG’s selection of high-yielding value securities across all sectors (excluding the Real Estate sector) that far outperformed core and growth year-to-date. The Fund also saw a negative impact (-7.48%) from selection effect, with Information Technology lagging all other sectors and detracting 3.32%. The Fund’s Health Care, Energy, and Industrials sectors led in terms of contribution to overall return over the TTM period.

The best performing stocks in the fund for the period were Valero Energy Corp. (VLO), which increased 106.85%, Exxon Mobil Corp. (XOM), which saw a gain of 93.39%, and Cardinal Health Inc. (CAH), rising 79.58%. The largest detractors for the Fund were Lumen Technologies Inc. (LUMN), which decreased 52.60%, VF Corp. (VFC), which fell 52.30%, and Seagate Technology Holdings (STX), which lost 41.15%.

Looking ahead, the Fund’s strategy of annually selecting the five highest yielding securities in each of the ten sectors (excluding the Real Estate sector) in the S&P 500 is intended to provide meaningfully higher yield relative to the S&P 500, the potential for market participation in all economic cycles through equal sector weighting, and a portfolio of securities that is identified through low valuations and high yield relative to sector peers.

Performance (as of November 30, 2022)

	1 Year	5 Year	10 Years	Since Inception^
ALPS Sector Dividend Dogs ETF – NAV	10.42%	7.29%	11.26%	11.60%
ALPS Sector Dividend Dogs ETF – Market Price*	10.46%	7.29%	11.25%	11.60%
S-Network® Sector Dividend Dogs Total Return Index	10.81%	7.73%	11.76%	12.10%
S&P 500® Total Return Index	-9.21%	10.98%	13.34%	13.29%

Total Expense Ratio (per the current prospectus) 0.40%.

1 | November 30, 2022

ALPS Sector Dividend Dogs ETF
Performance Overview	November 30, 2022 (Unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

Net Asset Value (NAV) is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was June 29, 2012.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times. The S-Network® Sector Dividend Dogs Total Return Index is designed to serve as a fair, impartial and transparent measure of the performance of US large cap equities with above average dividend yields. The Underlying Index is a portfolio of fifty stocks derived from the S&P 500® Index. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period.

The S&P 500® Total Return Index is an index of 500 stocks chosen for market size, liquidity and industry grouping among other factors. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS Sector Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the ETF.

2 | November 30, 2022

ALPS Sector Dividend Dogs ETF
Performance Overview	November 30, 2022 (Unaudited)

Top 10 Holdings* (as of November 30, 2022)

Gilead Sciences, Inc.	2.60%
Hewlett Packard Enterprise Co.	2.41%
Interpublic Group of Cos., Inc.	2.32%
Valero Energy Corp.	2.28%
Amgen, Inc.	2.23%
Exxon Mobil Corp.	2.23%
International Business Machines Corp.	2.23%
Lockheed Martin Corp.	2.22%
Cummins, Inc.	2.22%
Cardinal Health, Inc.	2.21%
Total % of Top 10 Holdings	22.95%

Sector Allocation* (as of November 30, 2022)

Health Care	11.45%
Energy	10.63%
Industrials	10.40%
Consumer Staples	10.38%
Financials	10.27%
Information Technology	10.07%
Materials	9.68%
Communication Services	9.54%
Utilities	9.30%
Consumer Discretionary	8.26%
Money Market Fund	0.02%
Total	100.00%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2022)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2022

ALPS International Sector Dividend Dogs ETF
Performance Overview	November 30, 2022 (Unaudited)

Investment Objective

The ALPS International Sector Dividend Dogs ETF (the “Fund” or “IDOG”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® International Sector Dividend Dogs Net Total Return Index (the “Underlying Index”).

The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S-Network® Developed Markets (ex NA) Index, a universe of mainly large capitalization stocks in international developed markets not located in the Americas (the “S-Net Developed Markets”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the Global Industry Classification Standard (“GICS”) sectors, excluding the Real Estate sector, that make up the S-Net Developed Markets which offer the highest dividend yields.

Performance Overview

The ALPS International Sector Dividend Dogs ETF, for the trailing twelve-month period ended November 30, 2022, generated a total return of 1.92%, relatively in-line with the Fund’s Underlying Index, net of fees, which returned 2.15%. The Fund greatly outperformed the Morningstar Developed Markets ex-North America Index (MSDINUS), which returned -11.63% for the same period.

The trailing twelve-month (TTM) yield for the Fund’s constituents as of November 30, 2022 was 4.18%, compared to the MSDINUS yield of 3.29%.

Developed Markets (ex-U.S.), as represented by the MSDINUS, returned -11.63% for the TTM period ended November 30, 2022 compared to the S&P 500® Total Return Index return of -9.21%, as the fiscal year 2022 saw the worst drawdown for equities since the pandemic. Pressured by the Federal Reserve (Fed) raising interest rates to combat inflation, markets adjusted equity values to reflect a forward-looking slowed economy. Main macroeconomic talking points throughout 2022 centered on the path of future interest rates driven by monetary policy, and inflation sustaining levels well above the Fed’s 2% inflation target. Inflation fears continued to be justified with the year-over-year Consumer Price Index surging above 9% in June, along with core inflation readings maintaining levels above 6%. Despite the quantitative tightening efforts in 2022, many economic indicators remain strong, including consumer spending, wage growth and low unemployment across developed and emerging markets, offering a sliver of hope for a soft landing. Global supply chains were relieved of backlogs and most delays stemming from COVID-19 restrictions, benefitting company margins and lowering some pressure on prices of inflated goods. The latest economic data shows Real GDP year-over-year rising 1.9% in the U.S., 2.3% in the Eurozone, 1.8% in Japan and 3.9% in China. Looking forward, global markets have likely discounted a significant portion of quantitative tightening as global stocks, as measured by the MSDINUS, exhibits a Price-to-Earnings ratio below its 10-year average, with any pause or pivot in rate hikes across developed central banks serving as a positive catalyst for global equities.

Compared to the MSDINUS, the Fund saw a positive impact from security selection and asset allocation, leading to a 1,355 bps outperformance over the index. The asset allocation outperformance was largely driven by relative over-weightings to cyclical sectors including Energy, Materials and Industrials, while the security selection outperformance was mainly attributed to IDOG’s selection of high-yielding value securities across all sectors (excluding the Real Estate sector) that far outperformed core and growth year-to-date. Conversely, the Fund’s relative overweight to the Communication Services sector detracted from positive performance.

From a geographical perspective, the highest contribution to return was attributed to holdings based in Australia, while the Fund’s performance was adversely impacted by holdings based in Sweden.

The best-performing stocks for the TTM period were Repsol SA (REP SM), which increased 45.75%, BP Plc. (BP/ LN), which returned 43.65%, and TotalEnergies SE (TTE FP), which gained 43.61%. The worst performing stocks for the TTM period were Ericsson LM (ERICB SS), losing 40.76%, Tokyo Electron LTD (8035 JP), falling 37.94%; and Hennes & Mauritz AB (HMB SS), which decreased 37.57%.

Looking ahead, the Fund’s strategy of annually selecting the five highest-yielding securities in each of the ten sectors in the S-Network Developed Markets (Ex NA) Index is intended to provide a high yield relative to the MSDINUS, the potential for market participation in all economic cycles through equal sector weighting, and a portfolio of securities that is identified through low valuations and high yield relative to sector peers.

Performance (as of November 30, 2022)

	1 Year	5 Year	Since Inception^
ALPS International Sector Dividend Dogs ETF – NAV	1.92%	2.54%	4.46%
ALPS International Sector Dividend Dogs ETF – Market Price*	2.86%	2.55%	4.52%
S-Network® International Sector Dividend Dogs Net Total Return Index	2.15%	2.90%	4.85%
Morningstar® Developed Markets ex-North America Net Total Return Index	-11.63%	1.58%	4.54%

Total Expense Ratio (per the current prospectus) 0.50%.

4 | November 30, 2022

ALPS International Sector Dividend Dogs ETF
Performance Overview	November 30, 2022 (Unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

Net Asset Value (NAV) is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was June 28, 2013.
*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The S-Network® International Sector Dividend Dogs Net Total Return Index is designed to serve as a fair, impartial and transparent measure of the performance of international large cap equities with above average dividend yields. The Underlying Index is a portfolio of fifty stocks derived from the S-Network International Developed Markets (ex-Americas) Index. Total Return assumes reinvestment of any dividends and distributions realized during a given time period. Net Total Return (NTR) is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

Morningstar® Developed Markets ex-North America Net Total Return Index measures the performance of companies in developed markets ex-North America. It covers approximately 97% of the full market capitalization in the Developed Markets ex-North America.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS International Sector Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the ETF.

5 | November 30, 2022

ALPS International Sector Dividend Dogs ETF
Performance Overview	November 30, 2022 (Unaudited)

Top 10 Holdings* (as of November 30, 2022)

Eni SpA	2.37%
OMV AG	2.34%
TotalEnergies SE	2.34%
SAP SE	2.33%
Japan Tobacco, Inc.	2.27%
Bayerische Motoren Werke AG	2.26%
Anglo American PLC	2.25%
Rio Tinto PLC	2.21%
Swedbank AB	2.21%
Sumitomo Corp.	2.21%
Total % of Top 10 Holdings	22.79%

Sector Allocation* (as of November 30, 2022)

Energy	11.36%
Materials	10.82%
Financials	10.24%
Industrials	10.17%
Health Care	10.07%
Consumer Staples	9.95%
Consumer Discretionary	9.76%
Utilities	9.67%
Information Technology	9.39%
Communication Services	8.45%
Money Market Fund	0.12%
Total	100.00%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2022)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6 | November 30, 2022

ALPS Emerging Sector Dividend Dogs ETF
Performance Overview	November 30, 2022 (Unaudited)

Investment Objective

The ALPS Emerging Sector Dividend Dogs ETF (the “Fund” or “EDOG”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Emerging Sector Dividend Dogs Net Total Return Index (the “Underlying Index”).

The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S-Network® Emerging Markets Index, a universe of mainly large capitalization stocks domiciled in emerging markets (the “S-Network Emerging Markets”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the Global Industry Classification Standard (“GICS”) sectors, excluding the real estate sector, that make up the S-Network® Emerging Markets which offer the highest dividend yields. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations.

Performance Overview

The ALPS Emerging Sector Dividend Dogs ETF, for the trailing twelve-month period ended November 30, 2022, generated a total return of -5.20%, relatively in-line with the Fund’s Underlying Index, net of fees, which returned -4.43%. The Fund outperformed the Morningstar Emerging Markets Index (MEMMN), which returned -15.44% for the same period. It is important to note that the excess return difference of the benchmark and the Fund was partially attributed to the removal and delisting of Russian securities, which were essentially worthless after Russia’s invasion of Ukraine.

The trailing twelve-month (TTM) yield for the Fund’s constituents as of November 30, 2022 was 4.66% vs. 3.60% for the MEMMN.

Through the first half of the year, emerging markets benefitted from the continued recovery from the COVID-19 pandemic, as countries saw growth in export volumes and consumption. Despite higher inflation and weakening currencies relative to the U.S. dollar, emerging markets exhibited strong support from increased activity. The TTM period saw emerging market equities underperform broad U.S. indexes, a result of a stronger dollar, as Fiscal year 2022 saw the worst drawdown for equities since the pandemic. Pressured by the Federal Reserve (Fed) raising interest rates to combat inflation, markets adjusted equity values to reflect a forward-looking slowed economy. Main macroeconomic talking points throughout 2022 centered on the path of future interest rates driven by monetary policy, and inflation sustaining levels well above the Fed’s 2% inflation target. Inflation fears continued to be justified with the year-over-year Consumer Price Index surging in the high double-digits across many emerging market countries. Global supply chains were relieved of backlogs and most delays stemming from COVID-19 restrictions, benefitting company margins and lowering some pressure on prices of inflated goods. The latest economic data shows Real GDP year-over-year rising 1.9% in the U.S., 2.3% in the Eurozone, 1.8% in Japan and 3.9% in China. China continues to pose significant headwinds for emerging market performance as U.S. regulators threaten to potentially delist a number of Chinese equities on U.S. exchanges along with the global impact of China’s COVID-zero policy, although positive reforms point to a relaxation of strict mandates in the near future. Looking forward, emerging markets have likely discounted a significant portion of quantitative tightening. Global stocks, as measured by the MEMMN, that exhibit Price-to-Earnings ratios below their 10-year averages, along with any pause or pivot in rate hikes across developed central banks or a weaker dollar, will likely serve as positive catalysts for global and emerging market equities.

Compared to the MEMMN, the Fund saw a positive impact from security selection and asset allocation, leading to a 1,024 bps outperformance over the index. The asset allocation outperformance was largely driven by relative overweight to the Energy sector and relative underweight to the Information Technology sector, a result of the equal sector weighting strategy. Security selection outperformance was mainly attributed to EDOG’s selection of high-yielding value securities across all sectors (excluding the Real Estate sector) that far outperformed core and growth year-to-date.

From a geographical perspective, the highest contribution to return was attributed to holdings based in South Africa. The Fund’s performance was adversely impacted by holdings based in Russia.

The best-performing stocks for the period were Petroleo Brasileiro SA (PETR3 BZ), which increased 71.68%, Exxaro Resources Ltd. (EXX SJ), gaining 60.03%, and Bim Birlesik Magazalar AS (BIMAS TI), which gained 56.47%. The worst-performing stocks for the TTM period were Magnit PJSC (MGNT TI), losing 99.92%, Severstal (SVST LI), which fell 99.70%; and Novolipetsk Steel PJSC (NLMK LI), decreasing 98.93%.

Looking ahead, the Fund’s strategy of annually selecting the five highest-yielding securities in each of the ten sectors in the S-Net Emerging Markets Index is intended to provide high yield relative to the MEMMN, potential for market participation in all economic cycles through equal sector weighting, and a portfolio of securities that is identified through low valuations and high yield relative to sector peers.

7 | November 30, 2022

ALPS Emerging Sector Dividend Dogs ETF
Performance Overview	November 30, 2022 (Unaudited)

Performance (as of November 30, 2022)

	1 Year	5 Year	Since Inception^
ALPS Emerging Sector Dividend Dogs ETF – NAV	-5.20%	1.76%	2.15%
ALPS Emerging Sector Dividend Dogs ETF – Market Price*	-5.00%	1.69%	2.16%
S-Network® Emerging Sector Dividend Dogs Net Total Return Index	-4.43%	2.53%	2.98%
Morningstar® Emerging Markets Net Total Return Index	-15.44%	0.72%	3.20%

Total Expense Ratio (per the current prospectus) 0.60%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

Net Asset Value (NAV) is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was March 28, 2014.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The S-Network® Emerging Sector Dividend Dogs Net Total Return Index is a portfolio of stocks derived from a universe of mainly large capitalization stocks domiciled in emerging markets (the “S-Network Emerging Markets Index” or “SNEMX”). The index methodology selects the five stocks in each of the GICS sectors, excluding the real estate sector, that make up the universe which offer the highest dividend yields as of the last trading day of November. The fifty stocks that are selected for inclusion in the portfolio are equally weighted. The universe includes stocks whose domicile and primary exchange listings are in countries identified by the World Bank as Upper Middle Income (certain lower middle income countries are also included, as well as stocks traded on the Taiwan Stock Exchange despite non-recognition by the World Bank). The selection criteria for the universe, in addition to the aforementioned country qualifications, also include requirements for sector inclusion, primary exchange listing, minimum market capitalization, share price, average daily trading volume and other factors. Total Return assumes reinvestment of any dividends and distributions realized during a given time period. Net Total Return (NTR) is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

Morningstar® Emerging Markets Net Total Return Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization. The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS Emerging Sector Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the ETF.

8 | November 30, 2022

ALPS Emerging Sector Dividend Dogs ETF
Performance Overview	November 30, 2022 (Unaudited)

Top 10 Holdings* (as of November 30, 2022)

Turkcell Iletisim Hizmetleri AS	2.60%
Enka Insaat ve Sanayi AS	2.54%
Eregli Demir ve Celik Fabrikalari TAS	2.48%
Ford Otomotiv Sanayi AS	2.39%
Enel Chile SA	2.31%
Kimberly-Clark de Mexico SAB de CV	2.29%
Globe Telecom, Inc.	2.29%
Powszechny Zaklad Ubezpieczen SA	2.28%
El Puerto de Liverpool SAB de CV	2.28%
LPP SA	2.21%
Total % of Top 10 Holdings	23.67%
Sector Allocation* (as of November 30, 2022)

Communication Services	10.86%
Health Care	10.55%
Industrials	10.52%
Consumer Discretionary	10.28%
Materials	10.20%
Financials	10.09%
Information Technology	9.73%
Utilities	9.41%
Consumer Staples	9.35%
Energy	8.77%
Money Market Fund	0.24%
Total	100.00%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2022)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9 | November 30, 2022

ALPS REIT Dividend Dogs ETF
Performance Overview	November 30, 2022 (Unaudited)

Investment Objective

The ALPS REIT Dividend Dogs ETF (the “Fund” or "RDOG") seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® REIT Dividend Dogs Total Return Index (the “Underlying Index”).

The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying real estate investment trusts (“REITs”) (i.e. “Dividend Dogs”) in the S-Network® Composite US REIT Index, a universe of mainly REITs listed in the United States (the “S-Net U.S. REIT” or "SNREIT"), on a segment-by-segment basis. “Dividend Dogs” refers to the five REITs in each of the nine segments that make up the S-Net U.S. REIT which offer the highest dividend yields.

Performance Overview

The ALPS REIT Dividend Dogs ETF, for the twelve-month period ended November 30, 2022, generated a total return of -13.06%, slightly underperforming the Fund’s Underlying Index, net of fees, which returned -12.76%. The Fund outperformed the broader U.S. REIT market, as represented by the S-Network Composite US REIT Index (SNREIT), which returned -13.86% for the same period.

The trailing twelve-month (TTM) yield for the Fund as of November 30, 2022 was 4.87% while the SNREIT TTM yield was 4.36%.

The S&P 500® Total Return Index (S&P 500) returned -9.21% for the TTM period ended November 30, 2022, as fiscal year 2022 saw the worst drawdown for equities since the pandemic. Pressured by the Federal Reserve (Fed) raising interest rates to combat inflation, markets adjusted equity values to reflect a forward-looking slowed economy. Main macroeconomic talking points throughout 2022 centered on the path of future interest rates driven by monetary policy, and inflation sustaining levels well above the Fed’s 2% inflation target. Inflation fears continued to be justified with the year-over-year Consumer Price Index (CPI) surging above 9% in June, along with core inflation readings maintaining levels above 6%. Despite the quantitative tightening efforts in 2022, many economic indicators remain strong, including consumer spending, wage growth and low unemployment in the U.S., offering a sliver of hope for a soft landing. Global supply chains were relieved of backlogs and most delays stemming from COVID-19 restrictions, benefitting company margins and lowering some pressure on prices of inflated goods. The latest economic data shows U.S. Real GDP year-over-year rising 1.9% in the U.S., offset by CPI of 7.7%. Looking forward, markets have likely discounted a significant portion of quantitative tightening as the S&P 500 Price-to-Earnings ratio is below its 10-year average, and any pause or pivot in rate hikes would serve as a positive catalyst for U.S. and global equities.

Rising rates and a work-from-home culture negatively impacted Office REITs and Mortgage REITs, as properties became less attractive with higher cap rates and pressure of funds-from-operations (FFO). In contrast, defensive REIT segments including Health Care REITs and Specialized REITs, provided positive performance for the Fund, benefitting from more consistent lease demand.

The best-performing stocks in the Fund for the period were VICI Properties Inc. (VICI), which increased 32.18%, LTC Properties Inc. (LTC), gaining 31.45%, and American Campus Communities (ACC), which rose 27.59%. The largest detractors were Industrial Logistics Properties (ILPT), falling 81.00%, Innovative Industrial Properties (IIPR), losing 47.18% and Brandywine Realty Trust (BDN), which fell 41.98%.

Looking ahead, the Fund’s strategy of annually selecting the five highest-yielding securities in each of the nine segments in the S-Network Composite US REIT Index is intended to provide meaningfully higher yield relative to the S-Network Composite US REIT Index, potential for market participation in all economic cycles through equal segment weighting, and a portfolio of securities that is identified through low valuations and high yield relative to segment peers.

Performance (as of November 30, 2022)

				Since
	1 Year	5 Year	10 Year	Inception^
ALPS REIT Dividend Dogs ETF – NAV	-13.06%	2.56%	4.52%	2.76%
ALPS REIT Dividend Dogs ETF – Market Price*	-13.61%	2.45%	4.47%	2.72%
S-Network® REIT Dividend Dogs Total Return Index	-12.76%	–	–	–
S-Network® Composite US REIT Index	-13.86%	5.10%	–	–
S-Network® REIT Dividend Dogs Index/S&P United States REIT Index**	-12.76%	3.42%	6.66%	5.63%

Total Expense Ratio (per the current prospectus) is 0.35%.

Performance data quoted represents past performance. Past performance does not guarantee future results. On January 2, 2020, the Fund changed its Underlying Index and principal investment strategies. Consequently, the Fund's total returns shown above for the periods prior to January 2, 2020 are not necessarily indicative of the performance of the Fund, as it is currently managed. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on

10 | November 30, 2022

ALPS REIT Dividend Dogs ETF
Performance Overview	November 30, 2022 (Unaudited)

Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

Net Asset Value (NAV) is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Inception Date was May 7, 2008.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

**	The performance shown reflects a combination of the Fund's Underlying Index, and for periods prior to January 2, 2020, the S&P United States REIT Index. Prior to January 2, 2020, the Fund used a different Underlying Index than the S&P United States REIT Index. Therefore, the historical returns shown for the periods prior to January 2, 2020, are not necessarily indicative of the historical strategy of the Fund.

The S-Network® REIT Dividend Dogs Total Return Index, like the S-Net U.S. REIT from which components of the Underlying Index are selected, divides into nine segments, eight of which are based on Global Industry Classification Standard (“GICS”) Sub-Industries (excluding Technology REITs involved in cell towers and/or data centers) and a separate Technology REIT segment based on the research of the Underlying Index provider, S-Network® Global Indexes, Inc. (the “Index Provider”). The Underlying Index generally consists of 45 REITs on each annual reconstitution date. The Underlying Index’s REITs must be constituents of the S-Net U.S. REIT universe, which includes a universe of mainly REITs listed in the United States. The selection criteria for the universe also includes requirements for segment inclusion, primary exchange listing, minimum market capitalization, share price, average daily trading volume and other factors. The Underlying Index is rebalanced quarterly. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index commenced operations on October 29, 2019.

The S-Network® Composite US REIT Index (the “S-Net U.S. REIT” or “SNREIT”) is a benchmark index for the Real Estate Investment Trust component of the US stock market. The SNREIT provides the universe of stocks for RDOGX. The selection criteria for SNREIT include requirements for sector inclusion, primary exchange listing, minimum market capitalization, minimum average daily trading volume, and other factors. All constituents of RDOGX must be constituents of SNREIT. The index commenced operations on February 12, 2016.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. Total return assumes reinvestment of any dividends and distributions realized during a given time period. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS REIT Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the ETF.

11 | November 30, 2022

ALPS REIT Dividend Dogs ETF
Performance Overview	November 30, 2022 (Unaudited)

Top 10 Holdings* (as of November 30, 2022)

Innovative Industrial Properties, Inc.	3.16%
Simon Property Group, Inc.	2.84%
STORE Capital Corp.	2.84%
Service Properties Trust	2.77%
Apple Hospitality REIT, Inc.	2.60%
Gaming and Leisure Properties, Inc.	2.60%
Equinix, Inc.	2.59%
American Assets Trust, Inc.	2.58%
Essential Properties Realty Trust, Inc.	2.55%
STAG Industrial, Inc.	2.55%
Total % of Top 10 Holdings	27.08%
REIT Sector Allocation* (as of November 30, 2022)

Retail REITs	12.47%
Diversified REITs	12.36%
Specialized REITs	11.92%
Technology REITs	11.33%
Health Care REITs	10.89%
Office REITs	10.63%
Residential REITs	10.44%
Hotel & Resort REITs	10.02%
Industrial REITs	9.65%
Money Market Fund	0.29%
Total	100.00%

*	% of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2022)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12 | November 30, 2022

ALPS ETF Trust
Disclosure of Fund Expenses	November 30, 2022 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the six month period and held through November 30, 2022.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/22	Ending Account Value 11/30/22	Expense Ratio(a)	Expenses Paid During Period 6/1/22 - 11/30/22(b)
ALPS Sector Dividend Dogs ETF
Actual	$ 1,000.00	$ 977.10	0.40%	$ 1.98
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,023.06	0.40%	$ 2.03
ALPS International Sector Dividend Dogs ETF
Actual	$ 1,000.00	$ 942.50	0.50%	$ 2.43
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,022.56	0.50%	$ 2.54
ALPS Emerging Sector Dividend Dogs ETF
Actual	$ 1,000.00	$ 989.10	0.60%	$ 2.99
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,022.06	0.60%	$ 3.04
ALPS REIT Dividend Dogs ETF
Actual	$ 1,000.00	$ 915.90	0.35%	$ 1.68
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,023.31	0.35%	$ 1.78

(a)	Annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

13 | November 30, 2022

ALPS ETF Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ALPS ETF Trust and the Shareholders of ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF, and ALPS REIT Dividend Dogs ETF

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF, and ALPS REIT Dividend Dogs ETF, each a series of shares of beneficial interest in ALPS ETF Trust (the “Funds”), including the schedules of investments, as of November 30, 2022, and the related statements of operations and changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2022, and the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. The statements of changes in net assets for the year ended November 30, 2021 and the financial highlights for each of the years in the four-year period then ended were audited by other auditors whose report dated January 26, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the ALPS ETF Trust since 2022.

Philadelphia, Pennsylvania

January 27, 2023

14 | November 30, 2022

ALPS Sector Dividend Dogs ETF
Schedule of Investments	November 30, 2022

Security Description	Shares	Value
COMMON STOCKS (99.50%)
Communication Services (9.49%)
AT&T, Inc.	1,469,667	$28,335,180
Interpublic Group of Cos., Inc.	876,654	30,121,832
Lumen Technologies, Inc.(a)	2,510,377	13,731,762
Omnicom Group, Inc.	355,467	28,352,048
Verizon Communications, Inc.	592,533	23,096,936
Total Communication Services		123,637,758

Consumer Discretionary (8.22%)
Best Buy Co., Inc.	328,287	28,002,881
Hasbro, Inc.	307,281	19,303,392
Newell Brands, Inc.	1,378,217	17,875,475
VF Corp.	577,225	18,944,525
Whirlpool Corp.	156,223	22,891,356
Total Consumer Discretionary		107,017,629

Consumer Staples (10.34%)
Altria Group, Inc.	549,233	25,583,273
Conagra Brands, Inc.	728,204	27,657,188
Kraft Heinz Co.	686,461	27,012,241
Philip Morris International, Inc.	257,863	25,701,205
Walgreens Boots Alliance, Inc.	690,634	28,661,311
Total Consumer Staples		134,615,218

Energy (10.58%)
Exxon Mobil Corp.	259,364	28,877,588
Kinder Morgan, Inc.	1,366,925	26,135,606
ONEOK, Inc.	400,516	26,802,531
Valero Energy Corp.	220,865	29,511,981
Williams Cos., Inc.	763,765	26,502,645
Total Energy		137,830,351

Financials (10.22%)
Franklin Resources, Inc.(a)	948,770	25,436,524
Huntington Bancshares, Inc.	1,770,048	27,400,343
Principal Financial Group, Inc.	319,685	28,669,351
Prudential Financial, Inc.	254,144	27,455,176
Truist Financial Corp.	516,259	24,166,084
Total Financials		133,127,478

Health Care (11.40%)
AbbVie, Inc.	176,981	28,525,797
Amgen, Inc.	101,042	28,938,429
Bristol-Myers Squibb Co.	356,735	28,638,686
Cardinal Health, Inc.	358,117	28,710,240
Gilead Sciences, Inc.	383,399	33,673,934
Total Health Care		148,487,086

Industrials (10.35%)
3M Co.	203,313	25,611,339
Cummins, Inc.	114,560	28,772,889
Huntington Ingalls Industries, Inc.	106,367	24,672,889
Lockheed Martin Corp.	59,378	28,809,612
Security Description	Shares	Value
Industrials (continued)
Snap-On, Inc.	112,025	$26,953,215
Total Industrials		134,819,944

Information Technology (10.02%)
Cisco Systems, Inc.	546,835	27,188,636
Hewlett Packard Enterprise Co.	1,863,621	31,271,561
Intel Corp.	795,561	23,922,519
International Business
Machines Corp.	193,737	28,847,439
Seagate Technology Holdings PLC	363,627	19,261,322
Total Information Technology		130,491,477

Materials (9.63%)
Amcor PLC	2,036,484	25,150,577
International Paper Co.	599,920	22,269,030
LyondellBasell Industries NV, Class A	297,495	25,290,050
Newmont Mining Corp.	579,765	27,521,445
The Dow Chemical Co.	495,517	25,256,502
Total Materials		125,487,604

Utilities (9.25%)
Edison International	362,205	24,144,585
FirstEnergy Corp.	602,947	24,865,534
Pinnacle West Capital Corp.	324,876	25,444,288
PPL Corp.	838,476	24,751,812
Southern Co.	314,740	21,289,014
Total Utilities		120,495,233

TOTAL COMMON STOCKS
(Cost $1,227,997,950)		1,296,009,778

15 | November 30, 2022

ALPS Sector Dividend Dogs ETF
Schedule of Investments	November 30, 2022

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.36%)
Money Market Fund (0.02%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $318,909)	3.69%	318,909	$318,909

Investments Purchased with Collateral from Securities Loaned (0.34%)
State Street Navigator
Securities Lending
Government Money
Market Portfolio, 3.86%
(Cost $4,423,194)		4,423,194	4,423,194
TOTAL SHORT TERM INVESTMENTS
(Cost $4,742,103)			4,742,103

TOTAL INVESTMENTS (99.86%)
(Cost $1,232,740,053)			$1,300,751,881
OTHER ASSETS IN EXCESS OF LIABILITIES (0.14%)			1,816,517
NET ASSETS - 100.00%			$1,302,568,398

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $10,861,316.

See Notes to Financial Statements.

16 | November 30, 2022

ALPS International Sector Dividend Dogs ETF
Schedule of Investments	November 30, 2022

Security Description	Shares	Value
COMMON STOCKS (99.14%)
Australia (11.84%)
Australia & New Zealand
Banking Group, Ltd.(a)	198,458	$3,332,553
BHP Group, Ltd.	119,941	3,705,772
Coles Group, Ltd.(a)	264,995	3,048,711
Fortescue Metals Group, Ltd.	256,526	3,374,380
Wesfarmers, Ltd.(a)	96,632	3,185,649
Westpac Banking Corp.	214,995	3,468,697
Total Australia		20,115,762

Austria (2.32%)
OMV AG	75,640	3,948,159

Finland (2.00%)
Nordea Bank Abp	326,367	3,402,942

France (8.08%)
Danone SA	61,132	3,185,800
Orange SA	309,117	3,142,058
Sanofi	38,481	3,462,962
TotalEnergies SE	62,874	3,945,900
Total France		13,736,720

Germany (8.69%)
BASF SE	71,924	3,631,077
Bayer AG	59,064	3,403,780
Bayerische Motoren Werke AG	42,497	3,816,850
SAP SE	36,095	3,923,582
Total Germany		14,775,289

Hong Kong (1.81%)
CITIC, Ltd.	3,001,000	3,069,792

Italy (6.32%)
Enel SpA	643,119	3,435,839
Eni SpA	267,818	3,991,993
Snam SpA	655,239	3,319,219
Total Italy		10,747,051

Japan (19.61%)
Bridgestone Corp.	86,200	3,225,399
Canon, Inc.	135,363	3,148,569
Honda Motor Co., Ltd.	120,900	2,938,232
Japan Tobacco, Inc.(a)	187,500	3,822,914
Kyocera Corp.	56,120	2,837,090
Marubeni Corp.	316,400	3,546,869
Mitsubishi Corp.	101,800	3,394,808
Sumitomo Corp.	228,800	3,723,033
Takeda Pharmaceutical Co.,
Ltd.	114,600	3,361,069
Tokyo Electron, Ltd.	10,200	3,330,567
Total Japan		33,328,550

Norway (3.64%)
DNB Bank ASA	172,530	3,337,459
Security Description	Shares	Value
Norway (continued)
Telenor ASA	293,729	$2,842,472
Total Norway		6,179,931

Spain (7.70%)
Endesa SA	178,613	3,289,819
Naturgy Energy Group SA	113,463	3,161,917
Repsol SA	238,822	3,678,085
Telefonica SA	794,723	2,964,767
Total Spain		13,094,588

Sweden (7.17%)
H & M Hennes & Mauritz AB,
Class B	297,112	3,300,474
Swedbank AB, Class A	231,612	3,731,604
Telefonaktiebolaget LM
Ericsson, Class B	419,674	2,602,320
Telia Co. AB	933,360	2,543,625
Total Sweden		12,178,023

Switzerland (1.98%)
Novartis AG	38,006	3,359,791

United Kingdom (17.98%)
Anglo American PLC	92,509	3,799,258
BAE Systems PLC	344,882	3,419,307
BP PLC	601,375	3,605,931
British American Tobacco PLC	77,610	3,171,936
GSK PLC	200,611	3,401,465
Imperial Brands PLC	138,656	3,551,211
Rio Tinto PLC	55,508	3,736,437
SSE PLC	151,196	3,113,395
Vodafone Group PLC	2,493,788	2,760,389
Total United Kingdom		30,559,329

TOTAL COMMON STOCKS
(Cost $179,743,663)		168,495,927

17 | November 30, 2022

ALPS International Sector Dividend Dogs ETF
Schedule of Investments	November 30, 2022

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (2.25%)
Money Market Fund (0.10%)
State Street Institutional
Treasury Plus Money
Market Fund (Premier Class)
(Cost $166,933)	3.69%	166,933	$166,933

Investments Purchased with Collateral from Securities Loaned (2.15%)
State Street Navigator Securities Lending Government Money Market Portfolio, 3.86%
(Cost $3,652,196)		3,652,196	3,652,196
TOTAL SHORT TERM INVESTMENTS
(Cost $3,819,129)			3,819,129

TOTAL INVESTMENTS (101.39%)
(Cost $183,562,792)			$172,315,056
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.39%)			(2,364,414)
NET ASSETS - 100.00%			$169,950,642

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $3,499,054.

See Notes to Financial Statements.

18 | November 30, 2022

ALPS Emerging Sector Dividend Dogs ETF
Schedule of Investments	November 30, 2022

Security Description	Shares	Value
COMMON STOCKS (99.40%)
Brazil (8.65%)
Centrais Eletricas Brasileiras
SA, ADR(a)	61,087	$547,340
Engie Brasil Energia SA	68,700	522,927
JBS SA	99,287	421,879
Petroleo Brasileiro SA	78,175	457,810
Vibra Energia SA	153,607	489,295
Total Brazil		2,439,251

Chile (9.49%)
Banco Santander Chile	13,198,263	513,109
Cencosud SA	366,449	544,838
Empresas CMPC SA	303,465	502,651
Empresas COPEC SA	66,511	464,868
Enel Chile SA, ADR(a)	297,944	649,518
Total Chile		2,674,984

China (9.16%)
China Railway Signal &
Communication Corp., Ltd.,
Class H(b)(c)	1,731,000	554,030
China Shenhua Energy Co.,
Ltd., Class H	164,500	505,444
Huadian Power International
Corp., Ltd., Class H(a)	1,140,000	439,306
Legend Holdings Corp., Class
H(b)(c)	504,500	514,127
Zoomlion Heavy Industry
Science and Technology
Co., Ltd., Class H	1,223,000	568,368
Total China		2,581,275

Czech Republic (1.71%)
CEZ AS	14,031	482,161

Hungary (2.11%)
Richter Gedeon Nyrt	27,653	594,220

India (3.92%)
Infosys, Ltd., Sponsored ADR	28,254	574,969
Wipro, Ltd., ADR(a)	103,334	529,070
Total India		1,104,039

Indonesia (3.72%)
Gudang Garam Tbk PT	338,000	428,637
Kalbe Farma Tbk PT	4,711,700	619,980
Total Indonesia		1,048,617

Luxembourg (1.89%)
Ternium SA, Sponsored ADR(a)	16,879	531,520

Malaysia (9.82%)
Hartalega Holdings Bhd	1,500,100	583,513
Malayan Banking Bhd	271,000	525,853
RHB Bank Bhd	421,900	533,126
Sime Darby Bhd	1,089,800	526,828
Security Description	Shares	Value
Malaysia (continued)
Top Glove Corp. Bhd	3,057,400	$598,075
Total Malaysia		2,767,395

Mexico (8.61%)
El Puerto de Liverpool SAB de
CV	109,777	639,693
Grupo Aeroportuario del
Sureste SAB de CV, ADR	2,446	604,871
Kimberly-Clark de Mexico SAB
de CV, Class A	378,700	643,794
Orbia Advance Corp. SAB de
CV	275,407	538,567
Total Mexico		2,426,925

Philippines (4.33%)
Globe Telecom, Inc.	15,819	643,276
PLDT, Inc.	18,595	575,998
Total Philippines		1,219,274

Poland (4.48%)
LPP SA	291	620,287
Powszechny Zaklad
Ubezpieczen SA	91,109	641,599
Total Poland		1,261,886

Russia (0.01%)
Magnit PJSC, GDR(c)(d)	32,174	321
Mobile TeleSystems PJSC,
Sponsored ADR(d)(e)	64,600	646
Novolipetsk Steel PJSC,
GDR(c)(d)	17,594	176
Severstal PAO, GDR(c)(d)	23,283	233
X5 Retail Group NV, GDR(c)(d)	17,785	178
Total Russia		1,554

South Africa (9.55%)
African Rainbow Minerals, Ltd.	35,572	597,091
Exxaro Resources, Ltd.	40,541	530,037
Mr Price Group, Ltd.	47,574	465,940
MultiChoice Group	83,704	576,053
Vodacom Group, Ltd.	71,800	522,596
Total South Africa		2,691,717

Thailand (9.90%)
Bangkok Dusit Medical
Services PCL	660,100	566,228
BTS Group Holdings PCL	2,272,100	541,206
Delta Electronics Thailand PCL	29,400	560,238
PTT PCL	535,100	504,525
TMBThanachart Bank PCL	15,594,200	619,081
Total Thailand		2,791,278

Turkey (12.05%)
BIM Birlesik Magazalar AS	81,344	587,014
Enka Insaat ve Sanayi AS	517,140	711,976

19 | November 30, 2022

ALPS Emerging Sector Dividend Dogs ETF
Schedule of Investments	November 30, 2022

Security Description	Shares	Value
Turkey (continued)
Eregli Demir ve Celik
Fabrikalari TAS	303,644	$695,002
Ford Otomotiv Sanayi AS	28,115	671,122
Turkcell Iletisim Hizmetleri AS,
ADR	162,428	730,926
Total Turkey		3,396,040

TOTAL COMMON STOCKS
(Cost $29,815,829)		28,012,136

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (3.64%)
Money Market Fund (0.22%)
State Street Institutional
Treasury Plus Money
Market Fund (Premier
Class)
(Cost $62,759)	3.69%	62,759	62,759

Investments Purchased with Collateral from Securities Loaned (3.42%)
State Street Navigator
Securities Lending
Government Money Market
Portfolio, 3.86%
(Cost $964,712)		964,712	964,712
TOTAL SHORT TERM INVESTMENTS
(Cost $1,027,471)			1,027,471

TOTAL INVESTMENTS (103.04%)
(Cost $30,843,300)			$29,039,607
LIABILITIES IN EXCESS OF OTHER ASSETS (-3.04%)			(857,621)
NET ASSETS - 100.00%			$28,181,986

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $1,755,722.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $1,068,157, representing 3.79% of net assets.
(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2022, the market value of those securities was $1,069,065 representing 3.79% of net assets.
(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 securities under the fair value hierarchy.
(e)	Non-income producing security. See Notes to Financial Statements.

See Notes to Financial Statements.

20 | November 30, 2022

ALPS REIT Dividend Dogs ETF
Schedule of Investments	November 30, 2022

Security Description	Shares	Value
COMMON STOCKS (99.62%)
Diversified REITs (12.35%)
American Assets Trust, Inc.	18,235	$534,103
Broadstone Net Lease, Inc.	26,207	444,733
Essential Properties Realty
Trust, Inc.	22,746	527,935
STORE Capital Corp.	18,447	588,459
WP Carey, Inc.	5,934	467,599
Total Diversified REITs		2,562,829

Health Care REITs (10.88%)
LTC Properties, Inc.	11,545	453,603
Medical Properties Trust, Inc.	34,446	451,932
National Health Investors, Inc.	7,733	435,059
Omega Healthcare Investors, Inc.	15,654	474,003
Sabra Health Care REIT, Inc.	34,310	442,942
Total Health Care REITs		2,257,539

Hotel & Resort REITs (10.01%)
Apple Hospitality REIT, Inc.	31,656	540,051
Pebblebrook Hotel Trust	27,997	466,150
RLJ Lodging Trust	40,989	496,787
Service Properties Trust	73,285	575,287
Total Hotel & Resort REITs		2,078,275

Industrial REITs (9.65%)
Industrial Logistics Properties
Trust	71,854	292,446
Innovative Industrial
Properties, Inc.	5,398	654,291
LXP Industrial Trust	48,999	527,229
STAG Industrial, Inc.	16,037	527,778
Total Industrial REITs		2,001,744

Office REITs (10.62%)
Brandywine Realty Trust	60,969	421,296
Easterly Government
Properties, Inc.	27,984	443,267
Piedmont Office Realty Trust,
Inc., Class A	41,189	428,777
SL Green Realty Corp.	10,591	444,398
Vornado Realty Trust	18,465	466,980
Total Office REITs		2,204,718

Residential REITs (10.43%)
Apartment Income REIT Corp.	11,908	453,099
AvalonBay Communities, Inc.	2,383	416,787
Centerspace	6,546	422,217
Equity Residential	6,626	429,762
UDR, Inc.	10,661	442,112
Total Residential REITs		2,163,977

Retail REITs (12.45%)
Agree Realty Corp.	6,845	478,808
National Retail Properties, Inc.	11,314	524,517
Realty Income Corp.	7,657	482,927
Security Description	Shares	Value
Retail REITs (continued)
Simon Property Group, Inc.	4,931	$588,958
Spirit Realty Capital, Inc.	12,295	509,259
Total Retail REITs		2,584,469

Specialized REITs (19.01%)
American Tower Corp.	1,954	432,323
EPR Properties	11,690	486,421
Equinix, Inc.	778	537,326
Four Corners Property Trust, Inc.	19,208	521,305
Gaming and Leisure
Properties, Inc.	10,234	538,411
Iron Mountain, Inc.	9,264	503,313
Uniti Group, Inc.	53,454	407,319
VICI Properties, Inc.	15,172	518,882
Total Specialized REITs		3,945,300

Technology REITs (4.22%)
Crown Castle, Inc.	2,931	414,532
Digital Realty Trust, Inc.	4,111	462,323
Total Technology REITs		876,855

TOTAL COMMON STOCKS
(Cost $24,407,667)		20,675,706

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.29%)
Money Market Fund (0.29%)
State Street Institutional
Treasury Plus Money
Market Fund (Premier
Class)	3.69%	59,397	59,397

TOTAL SHORT TERM INVESTMENTS

(Cost $59,397)	59,397

TOTAL INVESTMENTS (99.91%)
(Cost $24,467,064)	$20,735,103
OTHER ASSETS IN EXCESS OF LIABILITIES (0.09%)	18,539
NET ASSETS - 100.00%	$20,753,642

See Notes to Financial Statements.

21 | November 30, 2022

ALPS ETF Trust
Statements of Assets and Liabilities	November 30, 2022

	ALPS Sector Dividend Dogs ETF	ALPS International Sector Dividend Dogs ETF	ALPS Emerging Sector Dividend Dogs ETF	ALPS REIT Dividend Dogs ETF
ASSETS:
Investments, at value*	$1,300,751,881	$172,315,056	$29,039,607	$20,735,103
Foreign currency, at value (Cost $–, $45,304, $3,619 and $–)	–	45,343	3,838	–
Foreign tax reclaims	–	441,520	5,505	1,223
Dividends receivable	6,649,592	867,675	110,965	23,209
Total Assets	1,307,401,473	173,669,594	29,159,915	20,759,535

LIABILITIES:
Payable for investments purchased	–	445	–	–
Payable to adviser	409,881	66,311	13,217	5,893
Payable for collateral upon return of securities loaned	4,423,194	3,652,196	964,712	–
Total Liabilities	4,833,075	3,718,952	977,929	5,893
NET ASSETS	$1,302,568,398	$169,950,642	$28,181,986	$20,753,642

NET ASSETS CONSIST OF:
Paid-in capital	$1,438,158,765	$235,550,533	$38,754,471	$31,006,108
Total Distributable earnings/(Accumulated losses)	(135,590,367)	(65,599,891)	(10,572,485)	(10,252,466)
NET ASSETS	$1,302,568,398	$169,950,642	$28,181,986	$20,753,642

INVESTMENTS, AT COST	$1,232,740,053	$183,562,792	$30,843,300	$24,467,064

PRICING OF SHARES:
Net Assets	$1,302,568,398	$169,950,642	$28,181,986	$20,753,642
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	24,309,141	6,575,000	1,325,000	500,000
Net Asset Value, offering and redemption price per share	$53.58	$25.85	$21.27	$41.51

*	Includes $10,861,316, $3,499,054, $1,755,722, and $– respectively of securities on loan.

See Notes to Financial Statements.

22 | November 30, 2022

ALPS ETF Trust
Statements of Operations	For the Year Ended November 30, 2022

	ALPS Sector Dividend Dogs ETF	ALPS International Sector Dividend Dogs ETF	ALPS Emerging Sector Dividend Dogs ETF	ALPS REIT Dividend Dogs ETF
INVESTMENT INCOME:
Dividends*	$51,964,957	$8,086,188	$1,492,225	$888,417
Securities Lending Income	44,480	5,539	8,583	216
Total Investment Income	52,009,437	8,091,727	1,500,808	888,633

EXPENSES:
Investment adviser fees	4,902,751	820,322	156,027	86,810
Total Expenses	4,902,751	820,322	156,027	86,810
NET INVESTMENT INCOME	47,106,686	7,271,405	1,344,781	801,823

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on investments(a)	79,831,594	212,315	(66,267)	3,120,138
Net realized loss on foreign currency transactions	–	(200,262)	(31,253)	(10)
Total net realized gain/(loss)	79,831,594	12,053	(97,520)	3,120,128
Net change in unrealized depreciation on investments	(10,173,890)	(5,821,516)	(2,292,345)	(7,304,443)
Net change in unrealized appreciation/(depreciation) on
translation of assets and liabilities denominated in foreign currencies	–	17,347	2,199	(262)
Total net change in unrealized depreciation	(10,173,890)	(5,804,169)	(2,290,146)	(7,304,705)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	69,657,704	(5,792,116)	(2,387,666)	(4,184,577)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$116,764,390	$1,479,289	$(1,042,885)	$(3,382,754)
*Net of foreign tax withholding:	$–	$875,356	$153,295	$1,603

(a)         Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements.

23 | November 30, 2022

ALPS Sector Dividend Dogs ETF
Statements of Changes in Net Assets

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
OPERATIONS:
Net investment income	$47,106,686	$39,668,912
Net realized gain`	79,831,594	20,856,818
Net change in unrealized appreciation/(depreciation)	(10,173,890)	133,811,971
Net increase in net assets resulting from operations	116,764,390	194,337,701

Net Equalization Credits/(Debits)	1,492,734	(376,556)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(46,839,426)	(41,129,463)
Total distributions	(46,839,426)	(41,129,463)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	142,289,681	42,671,156
Cost of shares redeemed	(44,389,643)	(68,650,049)
Net income equalization (Note 2)	(1,492,734)	376,556
Net increase/(decrease) from share transactions	96,407,304	(25,602,337)
Net increase in net assets	167,825,002	127,229,345

NET ASSETS:
Beginning of year	1,134,743,396	1,007,514,051
End of year	$1,302,568,398	$1,134,743,396

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	22,484,141	23,059,141
Shares sold	2,700,000	800,000
Shares redeemed	(875,000)	(1,375,000)
Shares outstanding, end of year	24,309,141	22,484,141

See Notes to Financial Statements.

24 | November 30, 2022

ALPS International Sector Dividend Dogs ETF
Statements of Changes in Net Assets

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
OPERATIONS:
Net investment income	$7,271,405	$6,944,021
Net realized gain/(loss)	12,053	(3,001,108)
Net change in unrealized appreciation/(depreciation)	(5,804,169)	12,459,941
Net increase in net assets resulting from operations	1,479,289	16,402,854
Net Equalization Credits/(Debits)	157,925	(1,568,545)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(6,875,035)	(7,018,603)
From tax return of capital	(104,515)	(36,242)
Total distributions	(6,979,550)	(7,054,845)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	47,390,193	22,093,394
Cost of shares redeemed	(29,427,911)	(20,383,668)
Net income equalization (Note 2)	(157,925)	1,568,545
Net increase from share transactions	17,804,357	3,278,271
Net increase in net assets	12,462,021	11,057,735

NET ASSETS:
Beginning of year	157,488,621	146,430,886
End of year	$169,950,642	$157,488,621

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	5,950,000	5,900,000
Shares sold	1,775,000	800,000
Shares redeemed	(1,150,000)	(750,000)
Shares outstanding, end of year	6,575,000	5,950,000

See Notes to Financial Statements.

25 | November 30, 2022

ALPS Emerging Sector Dividend Dogs ETF
Statements of Changes in Net Assets

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
OPERATIONS:
Net investment income	$1,344,781	$1,061,607
Net realized gain/(loss)	(97,520)	998,537
Net change in unrealized appreciation/(depreciation)	(2,290,146)	1,419,906
Net increase/(decrease) in net assets resulting from operations	(1,042,885)	3,480,050

Net Equalization Credits	69,251	19,079

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,199,258)	(971,386)
Total distributions	(1,199,258)	(971,386)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	8,949,252	1,275,304
Cost of shares redeemed	(3,266,629)	–
Net income equalization (Note 2)	(69,251)	(19,079)
Net increase from share transactions	5,613,372	1,256,225
Net increase in net assets	3,440,480	3,783,968

NET ASSETS:
Beginning of year	24,741,506	20,957,538
End of year	$28,181,986	$24,741,506

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,050,000	1,000,000
Shares sold	450,000	50,000
Shares redeemed	(175,000)	–
Shares outstanding, end of year	1,325,000	1,050,000

See Notes to Financial Statements.

26 | November 30, 2022

ALPS REIT Dividend Dogs ETF
Statements of Changes in Net Assets

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
OPERATIONS:
Net investment income	$801,823	$770,660
Net realized gain/(loss)	3,120,128	(1,539,997)
Net change in unrealized appreciation/(depreciation)	(7,304,705)	8,191,103
Net increase/(decrease) in net assets resulting from operations	(3,382,754)	7,421,766

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(825,395)	(874,838)
From tax return of capital	(282,853)	(444,426)
Total distributions	(1,108,248)	(1,319,264)

CAPITAL SHARE TRANSACTIONS:
Cost of shares redeemed	(3,444,778)	(3,733,564)
Net decrease from share transactions	(3,444,778)	(3,733,564)
Net increase/(decrease) in net assets	(7,935,780)	2,368,938

NET ASSETS:
Beginning of year	28,689,422	26,320,484
End of year	$20,753,642	$28,689,422

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	575,000	650,000
Shares sold	–	–
Shares redeemed	(75,000)	(75,000)
Shares outstanding, end of year	500,000	575,000

See Notes to Financial Statements.

27 | November 30, 2022

ALPS Sector Dividend Dogs ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$50.47	$43.69	$45.78	$44.26	$45.61

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	2.02	1.75	1.70	1.71	1.54
Net realized and unrealized gain/(loss)	3.11	6.84	(2.14)	1.34	(1.31)
Total from investment operations	5.13	8.59	(0.44)	3.05	0.23

DISTRIBUTIONS:
From net investment income	(2.02)	(1.81)	(1.65)	(1.53)	(1.58)
Total distributions	(2.02)	(1.81)	(1.65)	(1.53)	(1.58)

Net increase/(decrease) in net asset value	3.11	6.78	(2.09)	1.52	(1.35)
NET ASSET VALUE, END OF PERIOD	$53.58	$50.47	$43.69	$45.78	$44.26
TOTAL RETURN(b)	10.42%	19.77%	(0.27)%	7.26%	0.51%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,302,568	$1,134,743	$1,007,514	$1,746,784	$2,166,709

Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	3.84%	3.43%	4.27%	3.97%	3.40%
Portfolio turnover rate(c)	53%	54%	77%	55%	61%
Undistributed net investment income included in price of units issued and redeemed(a)(d)	$0.06	$(0.02)	$0.12	$0.06	$0.04

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(d)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.

28 | November 30, 2022

ALPS International Sector Dividend Dogs ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$26.47	$24.82	$26.88	$25.14	$28.27

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.15	1.09	0.75	1.20	1.15
Net realized and unrealized gain/(loss)	(0.68)	1.65	(1.66)	1.69	(3.19)
Total from investment operations	0.47	2.74	(0.91)	2.89	(2.04)

DISTRIBUTIONS:
From net investment income	(1.07)	(1.08)	(1.11)	(1.15)	(1.09)
Tax return of capital	(0.02)	(0.01)	(0.04)	–	–
Total distributions	(1.09)	(1.09)	(1.15)	(1.15)	(1.09)

Net increase/(decrease) in net asset value	(0.62)	1.65	(2.06)	1.74	(3.13)
NET ASSET VALUE, END OF PERIOD	$25.85	$26.47	$24.82	$26.88	$25.14
TOTAL RETURN(b)	1.92%	10.93%	(3.08)%	11.79%	(7.47)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$169,951	$157,489	$146,431	$221,741	$285,327

Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	4.43%	3.92%	3.22%	4.65%	4.16%
Portfolio turnover rate(c)	53%	61%	79%	58%	72%
Undistributed net investment income included in price of units issued and redeemed(a)(d)	$0.03	$(0.25)	$0.00 (e)	$0.04	$0.05

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(d)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share
(e)	Less than $0.005.

See Notes to Financial Statements.

29 | November 30, 2022

ALPS Emerging Sector Dividend Dogs ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$23.56	$20.96	$20.67	$21.33	$24.29

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.11	1.04	0.56	0.89	0.91
Net realized and unrealized gain/(loss)	(2.41)	2.50	0.42	(0.33)	(3.02)
Total from investment operations	(1.30)	3.54	0.98	0.56	(2.11)

DISTRIBUTIONS:
From net investment income	(0.99)	(0.94)	(0.69)	(1.22)	(0.85)
Total distributions	(0.99)	(0.94)	(0.69)	(1.22)	(0.85)

Net increase/(decrease) in net asset value	(2.29)	2.60	0.29	(0.66)	(2.96)
NET ASSET VALUE, END OF PERIOD	$21.27	$23.56	$20.96	$20.67	$21.33
TOTAL RETURN(b)	(5.20)%	16.81%	5.20%	2.67%	(8.76)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$28,182	$24,742	$20,958	$28,941	$35,201

Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	5.17%	4.32%	2.92%	4.16%	3.88%
Portfolio turnover rate(c)	90%	84%	93%	83%	85%
Undistributed net investment income included in price of units issued and redeemed(a)(d)	$0.06	$0.02	$0.02	$0.01	$0.10

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(d)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.

30 | November 30, 2022

ALPS REIT Dividend Dogs ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020(a)		For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$49.89	$40.49	$48.42		$44.18	$45.37

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	1.49	1.21	1.29		1.19	1.17
Net realized and unrealized gain/(loss)	(7.86)	10.25	(7.26)		4.45	(0.53)
Total from investment operations	(6.37)	11.46	(5.97)		5.64	0.64

DISTRIBUTIONS:
From net investment income	(1.51)	(1.36)	(1.57)		(1.40)	(1.83)
Tax return of capital	(0.50)	(0.70)	(0.39)		–	–
Total distributions	(2.01)	(2.06)	(1.96)		(1.40)	(1.83)

Net increase/(decrease) in net asset value	(8.38)	9.40	(7.93)		4.24	(1.19)
NET ASSET VALUE, END OF PERIOD	$41.51	$49.89	$40.49		$48.42	$44.18
TOTAL RETURN(c)	(13.06)%	29.03%	(11.77)%		13.00%	1.47%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$20,754	$28,689	$26,320		$53,265	$55,222

Ratio of expenses to average net assets	0.35%	0.35%	0.38	%(d)	0.55%	0.55%
Ratio of net investment income to average net assets	3.23%	2.60%	3.26%		2.56%	2.67%
Portfolio turnover rate(e)	85%	78%	148%		10%	14%

(a)	Prior to January 2, 2020, the ALPS REIT Dividend Dogs ETF was known as the Cohen & Steers Global Realty Majors ETF.
(b)	Based on average shares outstanding during the period.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Effective January 2, 2020 the Fund's Advisory Fee changed from 0.55% to 0.35%.
(e)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

31 | November 30, 2022

ALPS ETF Trust
Notes to Financial Statements	November 30, 2022

1.  ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2022, the Trust consisted of twenty-three separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the ALPS Sector Dividend Dogs ETF, the ALPS International Sector Dividend Dogs ETF, the ALPS Emerging Sector Dividend Dogs ETF, and the ALPS REIT Dividend Dogs ETF (each a “Fund” and collectively, the “Funds”).

The investment objective of the ALPS Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Sector Dividend Dogs Index. The investment objective of the ALPS International Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® International Sector Dividend Dogs Index. The investment objective of the ALPS Emerging Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Emerging Sector Dividend Dogs Index. The investment objective of the ALPS REIT Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® REIT Dividend Dogs Index. Each Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

Each Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). Each Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the "Adviser") as the valuation designee ("Valuation Designee") for each Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

32 | November 30, 2022

ALPS ETF Trust
Notes to Financial Statements	November 30, 2022

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2022:

ALPS Sector Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$1,296,009,778	$–	$–	$1,296,009,778
Short Term Investments	4,742,103	–	–	4,742,103
Total	$1,300,751,881	$–	$–	$1,300,751,881

ALPS International Sector Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$168,495,927	$–	$–	$168,495,927
Short Term Investments	3,819,129	–	–	3,819,129
Total	$172,315,056	$–	$–	$172,315,056

33 | November 30, 2022

ALPS ETF Trust
Notes to Financial Statements	November 30, 2022

ALPS Emerging Sector Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*
Russia	$–	$–	$1,554	$1,554
Other*	$28,010,582	–	–	$28,010,582
Short Term Investments	1,027,471	–	–	1,027,471
Total	$29,038,053	$–	$1,554	$29,039,607

ALPS REIT Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$20,675,706	$–	$–	$20,675,706
Short Term Investments	59,397	–	–	59,397
Total	$20,735,103	$–	$–	$20,735,103

*	For a detailed sector/country breakdown, see the accompanying Schedules of Investments.

The Funds, except for the ALPS Emerging Sector Dividend Dogs ETF, did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2022. As of November 30, 2022, ALPS Emerging Sector Dividend Dogs ETF held securities classified as Level 3 in the fair value hierarchy valued at $1,554, which represents 0.01% of net assets. The net change in unrealized depreciation included in the Statements of Operations attributable to Level 3 investments held at November 30, 2022 is $2,459,526.

C. Foreign Securities

The ALPS International Sector Dividend Dogs ETF, the ALPS Emerging Sector Dividend Dogs ETF, and the ALPS REIT Dividend Dogs ETF may directly purchase securities of foreign issuers. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

Because foreign markets may be open on different days than the days during which investors may purchase the shares of each Fund, the value of each Fund's securities may change on the days when investors are not able to purchase the shares of the Funds. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE or NASDAQ. Any use of a different rate from the rates used by the Index may adversely affect a Fund's ability to track its Index.

D. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

E. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis, including any amortization of premiums and accretion of discounts.

F. Dividends and Distributions to Shareholders

Dividends from net investment income for each Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

34 | November 30, 2022

ALPS ETF Trust
Notes to Financial Statements	November 30, 2022

G. Equalization

The ALPS Sector Dividend Dogs ETF, the ALPS International Sector Dividend Dogs ETF, and the ALPS Emerging Sector Dividend Dogs ETF utilize the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring the Funds’ shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Funds’ shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.

H. Real Estate Investment Trusts (“REITs”)

As part of its investments in real estate related securities, the ALPS REIT Dividend Dogs ETF (“RDOG”) will invest in REITs and is subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of RDOG’s investment strategy results in RDOG investing in REIT shares, the percentage of RDOG’s dividend income received from REIT shares will likely exceed the percentage of RDOG’s portfolio that is comprised of REIT shares. Distributions received by RDOG from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from RDOG’s investments in REITs are reported to RDOG after the end of the calendar year; accordingly, RDOG estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to RDOG after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to RDOG’s investments in REITs, RDOG may also make distributions in excess of RDOG’s earnings and capital gains. Distributions, if any, in excess of RDOG’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder.

I. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2022, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Total Distributable Earnings
ALPS Sector Dividend Dogs ETF	$5,275,846	$(5,275,846)
ALPS International Sector Dividend Dogs ETF	1,392,749	(1,392,749)
ALPS Emerging Sector Dividend Dogs ETF	165,862	(165,862)
ALPS REIT Dividend Dogs ETF	166,844	(166,844)

35 | November 30, 2022

ALPS ETF Trust
Notes to Financial Statements	November 30, 2022

The tax character of distributions paid during the fiscal years ended November 30, 2022 and November 30, 2021 was as follows:

Fund	Ordinary Income	Return of Capital
November 30, 2022
ALPS Sector Dividend Dogs ETF	$46,839,426	$–
ALPS International Sector Dividend Dogs ETF	6,875,035	104,515
ALPS Emerging Sector Dividend Dogs ETF	1,199,258	–
ALPS REIT Dividend Dogs ETF	825,395	282,853

Fund	Ordinary Income	Return of Capital
November 30, 2021
ALPS Sector Dividend Dogs ETF	$41,129,463	$–
ALPS International Sector Dividend Dogs ETF	7,018,603	36,242
ALPS Emerging Sector Dividend Dogs ETF	971,386	–
ALPS REIT Dividend Dogs ETF	874,838	444,426

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2022, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Sector Dividend Dogs ETF	$–	$200,576,307
ALPS International Sector Dividend Dogs ETF	4,571,287	48,986,381
ALPS Emerging Sector Dividend Dogs ETF	436,837	7,651,923
ALPS REIT Dividend Dogs ETF	5,407,710	979,936

The ALPS Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF and ALPS REIT Dividend Dogs ETF used capital loss carryovers during the year ended November 30, 2022 in the amount of $78,336,431, $465,578, and $ 2,884,455, respectively.

As of November 30, 2022, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed net investment income	Accumulated net realized loss on investments	Net unrealized appreciation/ (depreciation) on investments	Total
ALPS Sector Dividend Dogs ETF	$4,643,070	$(200,576,307)	$60,342,870	$(135,590,367)
ALPS International Sector Dividend Dogs ETF	–	(53,557,668)	(12,042,223)	(65,599,891)
ALPS Emerging Sector Dividend Dogs ETF	224,618	(8,088,760)	(2,708,343)	(10,572,485)
ALPS REIT Dividend Dogs ETF	–	(6,387,646)	(3,864,820)	(10,252,466)

As of November 30, 2022, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
ALPS Sector Dividend Dogs ETF	$187,745,253	$(127,402,383)	$–	$60,342,870	$1,240,409,011
ALPS International Sector Dividend Dogs ETF	10,879,886	(22,930,955)	8,846	(12,042,223)	184,366,125
ALPS Emerging Sector Dividend Dogs ETF	2,545,409	(5,255,270)	1,518	(2,708,343)	31,749,468
ALPS REIT Dividend Dogs ETF	885,736	(4,750,453)	(103)	(3,864,820)	24,599,820

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales

36 | November 30, 2022

ALPS ETF Trust
Notes to Financial Statements	November 30, 2022

J. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Code, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2022, each Fund did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Each Fund’s tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

K. Lending of Portfolio Securities

The Funds have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. Each Fund may lend its portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statements of Operations.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2022:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS Sector Dividend Dogs ETF	$10,861,316	$4,423,194	$6,613,669	$11,036,863
ALPS International Sector Dividend Dogs ETF	3,499,054	3,652,196	–	3,652,196
ALPS Emerging Sector Dividend Dogs ETF	1,755,722	964,712	871,650	1,836,362

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

37 | November 30, 2022

ALPS ETF Trust
Notes to Financial Statements	November 30, 2022

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2022:

ALPS Sector Dividend Dogs ETF	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$4,423,194	$–	$–	$–	$4,423,194
Total Borrowings					4,423,194
Gross amount of recognized liabilities for securities lending (collateral received)					$4,423,194

ALPS International Sector Dividend Dogs ETF	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$3,652,196	$–	$–	$–	$3,652,196
Total Borrowings					3,652,196
Gross amount of recognized liabilities for securities lending (collateral received)					$3,652,196

ALPS Emerging Sector Dividend Dogs ETF	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$964,712	$–	$–	$–	$964,712
Total Borrowings					964,712
Gross amount of recognized liabilities for securities lending (collateral received)					$964,712

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below. From time to time, the Adviser may waive all or a portion of its fee.

Fund	Advisory Fee
ALPS Sector Dividend Dogs ETF	0.40%
ALPS International Sector Dividend Dogs ETF	0.50%
ALPS Emerging Sector Dividend Dogs ETF	0.60%
ALPS REIT Dividend Dogs ETF	0.35%

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including licensing fees to the Underlying Index provider, the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund's expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Funds.

Effective February 16, 2022, each Trustee receives (1) a quarterly retainer of $20,000, (2) a per meeting fee of $10,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles. Prior to February 16, 2022, each Trustee received (1) a quarterly retainer of $10,000, (2) a per meeting fee of $5,000, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each received a quarterly retainer of $2,000, in connection with their respective roles.

38 | November 30, 2022

ALPS ETF Trust
Notes to Financial Statements	November 30, 2022

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2022, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Sector Dividend Dogs ETF	$651,111,558	$648,908,071
ALPS International Sector Dividend Dogs ETF	87,117,978	86,616,339
ALPS Emerging Sector Dividend Dogs ETF	25,056,436	23,208,308
ALPS REIT Dividend Dogs ETF	20,965,868	20,980,488

For the year ended November 30, 2022, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Sector Dividend Dogs ETF	$142,270,611	$44,382,656
ALPS International Sector Dividend Dogs ETF	46,694,143	29,331,781
ALPS Emerging Sector Dividend Dogs ETF	6,282,279	2,428,929
ALPS REIT Dividend Dogs ETF	–	3,445,174

For the year ended November 30, 2022, the in-kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
ALPS Sector Dividend Dogs ETF	$6,300,891
ALPS International Sector Dividend Dogs ETF	1,706,733
ALPS Emerging Sector Dividend Dogs ETF	231,858
ALPS REIT Dividend Dogs ETF	301,728

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 25,000 shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. RELATED PARTY TRANSACTIONS

The ALPS Sector Dividend Dogs ETF and ALPS International Sector Dividend Dogs ETF engaged in cross trades between other funds in the Trust during the year ended November 30, 2022 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2022, were as follows:

	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sales
ALPS Sector Dividend Dogs ETF	$8,768,015	$3,311,891	$(731,437)
ALPS International Sector Dividend Dogs ETF	412,584	513,553	(197,524)

39 | November 30, 2022

ALPS ETF Trust
Notes to Financial Statements	November 30, 2022

7. MARKET RISK

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause each Fund to lose value. Securities in each Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities each Fund holds, and may adversely affect each Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of each Fund’s securities or other assets. Such impacts may adversely affect the performance of the Funds.

8. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

40 | November 30, 2022

ALPS ETF Trust
Additional Information	November 30, 2022 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2021:

	Qualified Dividend Income	Dividend Received Deduction	199A
ALPS Sector Dividend Dogs ETF	97.81%	91.15%	0.00%
ALPS International Sector Dividend Dogs ETF	100.00%	0.00%	0.00%
ALPS Emerging Sector Dividend Dogs ETF	73.67%	0.00%	0.00%
ALPS REIT Dividend Dogs ETF	0.47%	0.00%	70.35%

In early 2022, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2021 via Form 1099. The Funds will notify shareholders in early 2023 of amounts paid to them by the Funds, if any, during the calendar year 2022.

Pursuant to Section 853(c) of the Internal Revenue Code, the following Funds designated the following for the calendar year ended December 31, 2022:

	Foreign Taxes Paid	Foreign Source Income
ALPS International Sector Dividend Dogs ETF	$751,325	$8,734,207
ALPS Emerging Sector Dividend Dogs ETF	$136,708	$1,576,116

LICENSING AGREEMENTS

ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF, and ALPS REIT Dividend Dogs ETF

The Funds are not sponsored, endorsed, sold or promoted by S-Network Global Indexes, Inc.SM (“Licensor”). Licensor makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the (i) in the case of SDOG, S-Network Sector Dividend DogsSM, (ii) in the case of IDOG, S-Network International Sector Dividend DogsSM, (iii) in the case of EDOG, S-Network Emerging Sector Dividend Dogs IndexSM, and (iv) in the case of RDOG, S-Network REIT Dividend Dogs IndexSM (each an “Underlying Index”) to track the performance of a market or sector. Licensor’s only relationship to the Licensee is the licensing of certain service marks and trade names of Licensor and of the Underlying Index that is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

41 | November 30, 2022

ALPS ETF Trust
Additional Information	November 30, 2022 (Unaudited)

The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of each Fund or any member of the public regarding the advisability of investing in securities generally or in each Fund particularly or the ability of each Underlying Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to the Index Provider is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of each Fund or the timing of the issuance or sale of each Fund or in the determination or calculation of the equation by which each Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of each Fund.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by the Index Provider.

The S&P 500® is the property of Standard and Poor’s Financial Services LLC (“S&P”) and has been licensed by S&P for use by S-Network® Global Indexes, Inc. in connection with the S-Network® Sector Dividend Dogs Index (Ticker: SDOGX), the S-Network® International Sector Dividend Dogs Index (Ticker: IDOGX), the S-Network® Emerging Sector Dividend Dogs Index (Ticker: EDOGX), and the S-Network® REIT Dividend Dogs Index (Ticker: RDOGX).

The Adviser does not guarantee the accuracy and/or the completeness of each Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by each Fund, owners of the Shares of each Fund or any other person or entity from the use of each Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to each Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of each Underlying Index, even if notified of the possibility of such damages.

42 | November 30, 2022

ALPS ETF Trust
Board Considerations Regarding Approval of	November 30, 2022 (Unaudited)
Investment Advisory Agreements

At a meeting held on June 21, 2022 via electronic means (video-conference), the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreements between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Sector Dividend Dogs ETF (“SDOG”), the ALPS International Sector Dividend Dogs ETF (“IDOG”), the ALPS Emerging Sector Dividend Dogs ETF (“EDOG”), and the ALPS REIT Dividend Dogs ETF (“RDOG”) (each “a Fund” and collectively the “Funds”). The Independent Trustees also met separately to consider each Investment Advisory Agreement.

In evaluating the Investment Advisory Agreements with respect to each Fund, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the applicable Fund under the Investment Advisory Agreements; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreements, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreements, the investment parameters of the index of each Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Board reviewed information on the performance of each Fund and its applicable benchmark. The Board also evaluated the correlation and tracking error between each underlying index and its corresponding Fund’s performance. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreements was appropriate and that the quality was satisfactory.

The Board noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Board, including the Independent Trustees, noted the following:

The gross management fee rate for SDOG and IDOG is higher than the median of their respective FUSE expense groups. These Funds’ respective net expense ratios, however, are slightly above the median of their respective FUSE expense groups.

The gross management fee rate for EDOG is approximately equal to the median of its FUSE expense group. EDOG'S net expense ratio is at the median of its FUSE expense group.

The gross management fee rate for RDOG is lower than the median of its FUSE expense group. RDOG’s net expense ratio is also below the median of its FUSE expense group.

Based on the foregoing, and the other information available to them, the Board, including the Independent Trustees, concluded that the advisory fee rate for each of the Funds was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees, considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds, including the asset levels and other factors that influence the profitability and financial viability of the Funds. The Board, including the Independent Trustees, reviewed and noted the relatively small sizes of the Funds (other than SDOG) and concluded that AAI was not realizing any economies of scale. With respect to SDOG, the Independent Trustees noted that the Fund’s asset levels have not recovered to its historic highs. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

In voting to renew each Investment Advisory Agreement, the Board, including the Independent Trustees concluded that the terms of each Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

43 | November 30, 2022

ALPS ETF Trust
Trustees and Officers	November 30, 2022 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees, each of whom have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”).

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	38	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund.
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	38	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014- 2017; Board Member, Strong-Bridge Consulting, 2015- 2019; Board Member, IRI/ODMS Holdings LLC, 2017 – 2019; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015- present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018 -present.	24	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds), Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

44 | November 30, 2022

ALPS ETF Trust
Trustees and Officers	November 30, 2022 (Unaudited)

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Edmund J. Burke, 1961	Trustee	Since December 2017	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web- based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020).	33	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All- Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (29 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

45 | November 30, 2022

ALPS ETF Trust
Trustees and Officers	November 30, 2022 (Unaudited)

OFFICERS:
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Laton Spahr, 1975	President	Since June 2021	Mr. Spahr joined ALPS in 2019 and currently serves as President and Portfolio Manager of AAI. Prior to his current role, Mr. Spahr was a Senior Vice President and Strategy Leader of the Value & Income Team for Oppenheimer Funds from 2013 to 2019.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019), Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. From September 2019 to September 2022 he served as Chief Compliance Officer of RiverNorth Opportunities Fund, Inc
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at AFS. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns also serves as President of ALPS Variable Investment Trust and Principal Real Estate Income Fund. From June 2019 to September 2022 she served as President of RiverNorth Opportunities Fund, Inc. and from June 2018 to November 2021 she served as Treasurer of Boulder Growth & Income Fund, Inc.
Michael P. Lawlor, 1969	Secretary	Since December 2022	Mr. Lawlor joined ALPS in January 2022, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Lawlor was Lead Fund Counsel at Brighthouse Financial (insurance company) (January 2007-April 2021). Mr. Lawlor also serves as Secretary of Financial Investors Trust and ALPS Variable Investment Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-759-5679.

46 | November 30, 2022

Intentionally Left Blank

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Annual Report

November 30, 2022

ALPS | O'Shares U.S. Quality Dividend ETF (Cboe BZX: OUSA)

ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF (Cboe BZX: OUSM)

ALPS | O'Shares Global Internet Giants ETF (Cboe BZX: OGIG)

ALPS | O'Shares Europe Quality Dividend ETF (Cboe BZX: OEUR)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview	1
Disclosure of Fund Expenses	14
Report of Independent Registered Public Accounting Firm	15
Financial Statements
Schedules of Investments	16
Statements of Assets and Liabilities	26
Statements of Operations	27
Statements of Changes in Net Assets	29
Financial Highlights	33
Notes to Financial Statements	37
Additional Information	46
Trustees & Officers	48

alpsfunds.com

ALPS | O’Shares U.S. Quality Dividend ETF
Performance Overview	November 30, 2022 (Unaudited)

Performance Objective

The ALPS|O’Shares U.S. Quality Dividend ETF (the "Fund") seeks investment results that track the performance, before fees and expenses, of the O'Shares U.S. Quality Dividend Index (the "Underlying Index").

The Underlying Index is designed to measure the performance of publicly-listed large-capitalization and mid-capitalization dividend-paying issuers in the United States that meet certain market capitalization, liquidity, high quality, low volatility and dividend yield thresholds, as determined by O'Shares Investment Advisers, LLC. The high quality and low volatility requirements are designed to reduce exposure to high dividend equities that have experienced large price declines. The constituents of the Underlying Index are selected from the S-Network U.S. Equity Large-Cap 500 Index.

Performance Overview

The ALPS | O’Shares U.S. Quality Dividend ETF, for the trailing five-month period ended November 30, 2022, generated a total return of 8.27%, performing relatively in line with the Fund’s Underlying Index, net of fees, which returned 8.51%. The Fund slightly underperformed the Russell 1000® Value Index and the S&P 500® Total Return Index (S&P 500), which returned 10.56% and 8.56%, respectively.

The trailing-twelve-month yield for the Fund’s underlying constituents as of November 30, 2022 was 1.85% vs. 1.88% for the Russell 1000® Value Index.

The S&P 500 returned 8.56% for the trailing five-month period ended November 30, 2022. Pressured by the Federal Reserve (Fed) raising interest rates to combat inflation, markets adjusted equity values to reflect a forward-looking slowed economy. Main macroeconomic talking points throughout 2022 centered on the path of future interest rates driven by monetary policy, and inflation sustaining levels well above the Fed’s 2% inflation target. Inflation fears continued to be justified with the year-over-year Consumer Price Index (CPI) surging above 9% in June, along with core inflation readings maintaining levels above 6%. Despite the quantitative tightening efforts in 2022, many economic indicators remain strong including consumer spending, wage growth and low unemployment in the U.S., offering a sliver of hope for a soft landing. Global supply chains were relieved of backlogs and most delays stemming from COVID-19 restrictions, benefitting company margins and lowering some pressure on prices of inflated goods. The latest economic data shows U.S. Real Gross Domestic Product year-over-year rising 1.9% in the U.S., offset by CPI of 7.7%. Looking forward, we believe markets have likely discounted a significant portion of quantitative tightening as the S&P 500® Index Price-to-Earnings ratio is below its 10-year average, and any pause or pivot in rate hikes would serve as a positive catalyst for U.S. and global equities.

Compared to the Russell 1000® Value Index, for the trailing five-month period ended November 30, 2022, the Fund saw a positive impact from its higher-quality holdings across non-cyclical sectors. The Fund outperformed the Index across Consumer Discretionary, Information Technology, and Health Care sectors, although its underweight to Energy drove the bulk of relative underperformance.

The best-performing stocks in the Fund for the period were TJX Companies Inc. (TJX), which increased 44.61%, Gilead Sciences Inc. (GILD), which saw a gain of 43.69%, and Trane Technologies Plc (TT), rising 37.97%. The largest detractors for the Fund were Verizon Communications Inc. (VZ), which decreased 20.88%, Intel Corp. (INTC), which fell 17.75%, and Church & Dwight Co Inc. (CHD), which lost 17.15%.

Looking forward we believe the Fund’s methodology of selecting large-cap and mid-cap companies in the U.S. with fundamental determinates including quality, low volatility, and dividend growth, provides a cost-efficient core investment holding.

Effective November 30, 2022, the Board of Trustees approved changing the fiscal year-end of the Fund from June 30 to November 30.

Performance (as of November 30, 2022)

	1 Year	5 Year	Since Inception^
ALPS | O'Shares U.S. Quality Dividend ETF – NAV	1.09%	8.99%	10.21%
ALPS | O'Shares U.S. Quality Dividend ETF – Market Price*	0.96%	8.96%	10.20%
O'Shares U.S. Quality Dividend Index**	1.58%	9.54%	10.77%
Russell 1000® Value Index	2.42%	7.86%	8.58%

Total Expense Ratio (per the current prospectus) is 0.48%.

Performance data quoted represents past performance. The Fund adopted the historical performance of the O'Shares U.S. Quality Dividend ETF (the "Predecessor Fund") as the result of a reorganization in which the Fund acquired all of the assets, subject to liabilities, of the Predecessor Fund on June 17, 2022. The returns presented for the Fund for periods prior to June 17, 2022 reflect the performance of the Predecessor Fund. At the time of the reorganization, the investment objectives of the Fund and the Predecessor Fund were identical and the investment strategies of the Fund and the Predecessor Fund were substantially the same. Previously, the Predecessor Fund had adopted the historical performance of the O’Shares FTSE U.S. Quality Dividend ETF (the “Previous Predecessor Fund”), a series of FQF Trust, as the result of a reorganization in which the Predecessor Fund acquired all of the assets, subject to liabilities, of the Previous Predecessor Fund on June 28, 2018. The returns presented for the Predecessor Fund for periods prior to June 28, 2018 reflect the performance of the Previous Predecessor Fund. At the time of the reorganization, the investment objectives of the Previous Predecessor Fund and the Predecessor Fund were identical and the investment strategies of the Previous Predecessor Fund and the Predecessor Fund were substantially the same. Effective June 1, 2020, the Predecessor Fund’s underlying index was changed to the Underlying Index from the FTSE USA Qual/Vol/Yield Factor 5% Capped Index (the “Former Index”). Thus, Predecessor Fund performance shown through May 31, 2020 reflects the Predecessor Fund seeking to track the performance of the Former Index, and Predecessor Fund performance shown beginning June 1, 2020 reflects the Predecessor Fund seeking to track the performance of the Underlying Index. In addition, the Underlying Index performance shown reflects the blended performance of the Former Index through May 31, 2020 and the Underlying Index thereafter. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

1 | November 30, 2022

ALPS | O’Shares U.S. Quality Dividend ETF
Performance Overview	November 30, 2022 (Unaudited)

Net Asset Value (NAV) is an exchange-traded fund's per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund's NAV and the number of days it was less than the Fund's NAV can be obtained at www.alpsfunds.com.

^	The Fund commencement date was July 14, 2015.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per shares, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

**	The O’Shares U.S. Quality Dividend Index performance information reflects the blended performance of the FTSE USA Qual/Vol/Yield Factor 5% Capped Index through May 31, 2020 and the O’Shares U.S. Quality Dividend Index thereafter.

The O’Shares U.S. Quality Dividend Index is designed to measure the performance of publicly-listed large-capitalization and mid-capitalization dividend-paying issuers in the United States that meet certain market capitalization, liquidity, high quality, low volatility and dividend yield thresholds. The high quality and low volatility requirements are designed to reduce exposure to high dividend equities that have experienced large price declines. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund's shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or "authorized participants" may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS | O’Shares U.S. Quality Dividend ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

2 | November 30, 2022

ALPS | O’Shares U.S. Quality Dividend ETF
Performance Overview	November 30, 2022 (Unaudited)

Top 10 Holdings* (as of November 30, 2022)

Home Depot, Inc.	5.11%
Microsoft Corp.	4.66%
Johnson & Johnson	4.25%
Pfizer, Inc.	4.03%
S&P Global, Inc.	3.91%
Merck & Co., Inc.	3.82%
Marsh & McLennan Cos., Inc.	3.80%
T Rowe Price Group, Inc.	3.73%
Apple, Inc.	3.39%
McDonald's Corp.	3.15%
Total % of Top 10 Holdings	39.85%

* % of Total Investments (excluding short term investments)

Future holdings are subject to change.

Sector Allocation* (as of November 30, 2022)

Information Technology	21.43%
Health Care	21.02%
Consumer Discretionary	16.43%
Financials	15.31%
Industrials	11.15%
Consumer Staples	9.64%
Communication Services	4.90%
Money Market Fund	0.12%
Total	100.00%

Growth of $10,000 (as of November 30, 2022)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2022

ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF
Performance Overview	November 30, 2022 (Unaudited)

Performance Objective

The ALPS|O’Shares U.S. Small-Cap Quality Dividend ETF (the "Fund") seeks investment results that track the performance, before fees and expenses, of the O'Shares U.S. Small-Cap Quality Dividend Index (the "Underlying Index").

The Underlying Index is designed to measure the performance of publicly-listed small-capitalization dividend-paying issuers in the United States that meet certain market capitalization, liquidity, high quality, low volatility and dividend yield thresholds, as determined by O'Shares Investment Advisers, LLC. The high quality and low volatility factors are designed to reduce exposure to high dividend equities that have experienced large price declines, as may occur with some dividend investing strategies. The constituents of the Underlying Index are selected from the S-Network U.S. Equity Mid/Small-Cap 2500 Index.

Performance Overview

The ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF, for the trailing five-month period ended November 30, 2022, generated a total return of 12.39%, relatively in line with the Fund’s Underlying Index, net of fees, which returned 12.63%. The Fund outperformed the S&P 500® Total Return Index and Russell 2000® Value Index, which returned 8.56% and 10.68%, respectively, for the same period.

The trailing-twelve-month yield for the Fund’s underlying constituents as of 11/30/2022 was 1.81% vs. 1.95% for the Russell 2000 Value Index. The Russell 2000® Value Index returned 10.68% for the trailing five-month period ended November 30, 2022. Pressured by the Federal Reserve (Fed) raising interest rates to combat inflation, markets adjusted equity values to reflect a forward-looking slowed economy. Main macroeconomic talking points throughout 2022 centered on the path of future interest rates driven by monetary policy, and inflation sustaining levels well above the Fed’s 2% inflation target. Inflation fears continued to be justified with the year-over-year Consumer Price Index (CPI) surging above 9% in June, along with core inflation readings maintaining levels above 6%. Despite the quantitative tightening efforts in 2022, many economic indicators remain strong including consumer spending, wage growth and low unemployment in the U.S., offering a sliver of hope for a soft landing. Global supply chains were relieved of backlogs and most delays stemming from COVID-19 restrictions, benefitting company margins and lowering some pressure on prices of inflated goods. The latest economic data shows U.S. Real Gross Domestic Product year-over-year rising 1.9% in the U.S., offset by CPI of 7.7%. Looking forward, we believe markets have likely discounted a significant portion of quantitative tightening as the Russell 2000 Value Index Price-to-Earnings ratio is below its 10-year average, and any pause or pivot in rate hikes would serve as a positive catalyst for U.S. and global equities.

Compared to the Russell 2000® Value Index, for the trailing five-month period ended November 30, 2022, the Fund saw a positive impact from its higher-quality holdings across non-cyclical sectors. The Fund outperformed the Index across Information Technology, Consumer Staples, Communication Services and Industrials sectors, although its underweight to Energy drove the bulk of relative underperformance.

The best-performing stocks in the Fund for the period were Lancaster Colony Corp. (LANC), which increased 61.60%, Erie Indemnity Company (ERIE), which saw a gain of 48.47%, and National Instruments Corp. (NATI), rising 33.28%. The largest detractors for the Fund were Cable One Inc. (CABO), which decreased 43.46%, Mercury General Corp. (MCY), which fell 27.03%, and Standard Motor Products, Inc. (SMP), which lost 23.09%. Looking forward, we believe the Fund’s methodology of selecting small-cap companies in the U.S. with fundamental determinates including quality, low volatility, and dividend growth, provides a cost-efficient core investment holding.

Effective November 30, 2022, the Board of Trustees approved changing the fiscal year-end of the Fund from June 30 to November 30.

Performance (as of November 30, 2022)

	1 Year	5 Year	Since Inception^
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF – NAV	2.51%	7.58%	8.23%
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF – Market Price*	2.53%	7.56%	8.23%
O'Shares U.S. Small-Cap Quality Dividend Index**	3.02%	8.11%	8.77%
Russell 2000® Value Index	-4.75%	5.35%	5.93%

Total Expense Ratio (per the current prospectus) is 0.48%.

Performance data quoted represents past performance. The Fund adopted the historical performance of the O'Shares U.S. Small-Cap Quality Dividend ETF (the "Predecessor Fund") as the result of a reorganization in which the Fund acquired all of the assets, subject to liabilities, of the Predecessor Fund on June 17, 2022. The returns presented for the Fund for periods prior to June 17, 2022 reflect the performance of the Predecessor Fund. At the time of the reorganization, the investment objectives of the Fund and the Predecessor Fund were identical and the investment strategies of the Fund and the Predecessor Fund were substantially the same. Effective May 4, 2018, the Predecessor Fund’s underlying index was changed from the FTSE USA Small Cap Qual/Vol/Yield Factor 3% Capped Index (the “Former Underlying Index 1”) to the FTSE USA Small Cap ex Real Estate 2Qual/Vol/Yield 3% Capped Factor Index (the “Former Underlying Index 2” and together with the Former Underlying Index 1, the “Former Underlying Indexes”). Effective June 1, 2020, the Predecessor Fund’s underlying index was changed from the Former Underlying Index 2 to the Underlying Index. Thus, Predecessor Fund performance shown prior to May 4, 2018 reflects the Predecessor Fund seeking to track the performance of the Former Underlying Index 1, Predecessor Fund performance shown from May 4, 2018 through May 31, 2020 reflects the Predecessor Fund seeking to track the performance of the Former Underlying Index 2, and Predecessor Fund performance shown beginning June 1, 2020 reflects the Predecessor Fund seeking to track the performance of the Underlying Index.

4 | November 30, 2022

ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF
Performance Overview	November 30, 2022 (Unaudited)

In addition, the Underlying Index performance shown reflects the blended performance of the Former Underlying Index 1 through May 3, 2018, the Former Underlying Index 2 from May 4, 2018 through May 31, 2020 and the Underlying Index thereafter. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

Net Asset Value (NAV) is an exchange-traded fund's per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund's NAV and the number of days it was less than the Fund's NAV can be obtained at www.alpsfunds.com.

^	The Fund commencement date was December 30, 2016.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per shares, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

**	The O’Shares U.S. Small-Cap Quality Dividend Index performance information reflects the blended performance of the FTSE USA Small Cap Qual/Vol/Yield 3% Capped Factor Index through May 3, 2018, the FTSE USA Small Cap ex Real Estate 2Qual/Vol/Yield 3% Capped Factor Index from May 4, 2018 through May 31, 2020 and the O’Shares U.S. Small-Cap Quality Dividend Index thereafter.

The O’Shares U.S. Small-Cap Quality Dividend Index is designed to reflect the performance of publicly-listed small-capitalization dividend paying issuers in the United States that meet certain market capitalization, liquidity, high quality, low volatility and dividend yield thresholds. The quality and low volatility requirements are designed to reduce exposure to high dividend equities that have experienced large price declines. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period.

The Russell 2000® Value Index measures the performance of the small capitalization value sector of the U.S. equity market.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund's shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or "authorized participants" may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

5 | November 30, 2022

ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF
Performance Overview	November 30, 2022 (Unaudited)

Top 10 Holdings* (as of November 30, 2022)

Houlihan Lokey, Inc.	2.41%
Erie Indemnity Co.	2.40%
Juniper Networks, Inc.	2.21%
Interpublic Group of Cos., Inc.	2.18%
Encompass Health Corp.	2.18%
Donaldson Co., Inc.	2.16%
SEI Investments Co.	2.12%
Old Republic International Corp.	2.11%
Snap-on, Inc.	2.07%
Gentex Corp.	2.05%
Total % of Top 10 Holdings	21.89%

* % of Total Investments (excluding short term investments)

Future holdings are subject to change.

Sector Allocation* (as of November 30, 2022)

Industrials	22.69%
Financials	21.30%
Information Technology	20.19%
Consumer Discretionary	13.30%
Health Care	7.96%
Consumer Staples	5.68%
Utilities	4.51%
Communication Services	4.28%
Money Market Fund	0.09%
Total	100.00%

Growth of $10,000 (as of November 30, 2022)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6 | November 30, 2022

ALPS | O’Shares Global Internet Giants ETF
Performance Overview	November 30, 2022 (Unaudited)

Performance Objective

The ALPS|O’Shares Global Internet Giants ETF (the "Fund") seeks investment results that track the performance, before fees and expenses, of the O'Shares Global Internet Giants Index (the "Underlying Index").

The Underlying Index is a rules-based index intended to give investors a means of tracking stocks exhibiting quality and growth characteristics in the "internet sector", as defined by O'Shares Investment Advisers, LLC.

Performance Overview

The ALPS|O’Shares Global Internet Giants ETF generated a total return of -7.27% for the trailing five-month period ended November 30, 2022, relatively in line with the Fund’s Underlying Index, net of fees, which returned -7.07%. The Fund underperformed the NASDAQ 100 Index, which returned 4.99% for the same period.

The S&P 500® Total Return Index returned 8.56% for the trailing five-month period that ended November 30, 2022. Pressured by the Federal Reserve (Fed) raising interest rates to combat inflation, markets adjusted equity values to reflect a forward-looking slowed economy. Main macroeconomic talking points throughout 2022 centered on the path of future interest rates driven by monetary policy, and inflation sustaining levels well above the Fed’s 2% inflation target. Inflation fears continued to be justified with the year-over-year Consumer Price Index surging above 9% in June, along with core inflation readings maintaining levels above 6%. Despite the quantitative tightening efforts in 2022, many economic indicators remain strong including consumer spending, wage growth and low unemployment across developed and emerging markets, offering a sliver of hope for a soft landing. Global supply chains were relieved of backlogs and most delays stemming from COVID-19 restrictions, benefitting company margins and lowering some pressure on prices of inflated goods. The latest economic data shows Real Gross Domestic Product year-over-year rising 1.9% in the U.S., 2.3% in the Eurozone, 1.8% in Japan and 3.9% in China. Looking forward, we believe global markets have likely discounted a significant portion of quantitative tightening. We believe that global stocks, as measured by the Morningstar Global Markets Index, that exhibit Price-to-Earnings ratios below 10-year averages, along with any pause or pivot in rate hikes across developed central banks, will likely serve as positive catalysts for global equities.

The Fund underperformed the NASDAQ 100 Index, which returned 4.99% for the trailing five-month period ending November 30, 2022. The Fund holds roughly 80% U.S. equities and 20% foreign equities, with the majority of foreign holdings domiciled in China. The U.S. Dollar created a headwind for global equities, strengthening relative to global currencies and cementing its status as the global reserve currency, causing ex-U.S. markets to underperform. Global markets and economic activity were directly impacted by Russia’s invasion of Ukraine, as well as the combined impact of regulatory crackdowns and the Zero COVID mandate in China pressuring supply chains. For emerging economies, higher energy prices and inflation was uncontrollable, disproportionately impacting yields and output compared to developed economies. Energy and natural gas shortages stemming from Russia have exacerbated inflation, adding to currency devaluation across ex-U.S. countries. Value outperformed growth equities in global markets for the trailing twelve-month period, with cyclical sectors leading due to company pricing power amidst higher prices. Although global growth prospects remain murky, quantitative tightening, defined as monetary policies that contract or reduce the Federal Reserve balance sheet, is well on its way, with China ahead of the pack and beginning to stimulate its economy through easing COVID-19 restrictions and monetary policy.

The best-performing stocks in the Fund for the period were Etsy Inc. (ETSY US), which increased by 80.43%, and Netflix Inc. (NFLX US), which saw a gain of 74.72%. Other top performers included Global-E Online Ltd (GLBE US), which climbed 64.95%. The largest detractors were Applovin Corp. (APP US), which decreased 58.16%, Sinch AB (SINCH SS), which fell 52.79%, and Twilio Inc. (TWLO) lost 41.51%.

Looking forward, we believe the Fund’s rules-based approach of investing in some of the largest global companies that derive most of their revenue from the internet technology and e-commerce business segments with above-average growth potential provides a quality and differentiated investment holding.

Effective November 30, 2022, the Board of Trustees approved changing the fiscal year-end of the Fund from June 30 to November 30.

Performance (as of November 30, 2022)

	1 Year	Since Inception^
ALPS | O'Shares Global Internet Giants ETF – NAV	-51.83%	0.10%
ALPS | O'Shares Global Internet Giants ETF – Market Price*	-51.72%	0.14%
O'Shares Global Internet Giants Index	-51.58%	0.60%
NASDAQ 100 Index	-24.81%	13.32%

Total Expense Ratio (per the current prospectus) is 0.48%.

Performance data quoted represents past performance. The Fund adopted the historical performance of the O'Shares Global Internet Giants ETF (the "Predecessor Fund") as the result of a reorganization in which the Fund acquired all of the assets, subject to liabilities, of the Predecessor Fund on June 17, 2022. The returns presented for the Fund for periods prior to June 17, 2022 reflect the performance of the Predecessor Fund. At the time of the reorganization, the investment objectives of the Fund and the Predecessor Fund were identical and the investment strategies of the Fund and the Predecessor Fund were substantially the same. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

7 | November 30, 2022

ALPS | O’Shares Global Internet Giants ETF
Performance Overview	November 30, 2022 (Unaudited)

Net Asset Value (NAV) is an exchange-traded fund's per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund's NAV and the number of days it was less than the Fund's NAV can be obtained at www.alpsfunds.com.

^	The Fund commencement date was June 5, 2018.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per shares, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The O’Shares Global Internet Giants Index is a rules-based index intended to give investors a means of tracking stocks exhibiting quality and growth characteristics in the internet technology and e-commerce business segments and pass screens for gross margin and cash burn sustainability. Companies included in the Underlying Index derive at least 50% of their revenues from a) internet technology companies whose principal business is to provide the technologies that support internet commerce; and b) internet commerce companies whose principal business is to sell products and services via the internet. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period.

The NASDAQ 100 Index includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund's shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or "authorized participants" may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS | O’Shares Global Internet Giants ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

Top 10 Holdings* (as of November 30, 2022)

Microsoft Corp.	6.88%
Alphabet, Inc.	5.93%
Amazon.com, Inc.	5.18%
Meituan	2.30%
Pinduoduo, Inc.	1.86%
Shopify, Inc.	1.81%
Snowflake, Inc.	1.77%
ServiceNow, Inc.	1.75%
MercadoLibre, Inc.	1.75%
Take-Two Interactive Software, Inc.	1.48%
Total % of Top 10 Holdings	30.71%

*	% of Total Investments (excluding short term investments)

Future holdings are subject to change.

Country Exposure* (as of November 30, 2022)

United States	76.98%
China	12.18%
Canada	1.81%
Uruguay	1.75%
Germany	1.71%
Israel	1.70%
Poland	1.21%
Singapore	1.08%
New Zealand	0.72%
Japan	0.52%
Sweden	0.34%
Total	100.00%

8 | November 30, 2022

ALPS | O’Shares Global Internet Giants ETF
Performance Overview	November 30, 2022 (Unaudited)

Growth of $10,000 (as of November 30, 2022)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9 | November 30, 2022

ALPS | O’Shares Europe Quality Dividend ETF
Performance Overview	November 30, 2022 (Unaudited)

Performance Objective

The ALPS|O’Shares Europe Quality Dividend ETF (the "Fund") seeks investment results that track the performance, before fees and expenses, of the O'Shares Europe Quality Dividend Index (the "Underlying Index").

The Underlying Index is designed to measure the performance of publicly-listed large-capitalization and mid-capitalization dividend-paying issuers in Europe that meet certain market capitalization, liquidity, high quality, low volatility and dividend yield thresholds, as determined by O'Shares Investment Advisers, LLC. The high quality and low volatility requirements are designed to reduce exposure to high dividend equities that have experienced large price declines. The constituents of the Underlying Index are selected from the S-Network Europe Equity 500 Index.

Performance Overview

The ALPS|O’Shares Europe Quality Dividend ETF generated a total return of 7.78% for the trailing five-month period ended November 30, 2022, relatively in-line with the Fund’s Underlying Index, net of fees, which returned 8.41%. The Fund outperformed the Morningstar Developed Markets ex-North America Index (MSDINUS Index) but lagged the Euro Stoxx 50 Index, which returned 5.73% and 13.48%, respectively, for the same period.

The trailing five-month yield for the Fund’s constituents as of November 30, 2022 was 1.90% vs. 3.29% for the MSDINUS Index.

European stocks, as represented by the Euro Stoxx 50 Index, returned 15.36% for the trailing five-month period ended November 30, 2022.

Developed Markets (ex-U.S.), as represented by the MSDINUS Index, returned 5.73% for the trailing five-month period ended November 30, 2022 compared to the S&P 500 Total Return Index return of 8.56%. Pressured by the Federal Reserve (Fed) raising interest rates to combat inflation, markets adjusted equity values to reflect a forward-looking slowed economy. Main macroeconomic talking points throughout 2022 centered on the path of future interest rates driven by monetary policy, and inflation sustaining levels well above the Fed’s 2% inflation target. Inflation fears continued to be justified with the year-over-year Consumer Price Index surging above 9% in June, along with core inflation readings maintaining levels above 6%. Despite the quantitative tightening efforts in 2022, many economic indicators remain strong including consumer spending, wage growth and low unemployment across developed and emerging markets, offering a sliver of hope for a soft landing. Global supply chains were relieved of backlogs and most delays stemming from COVID-19 restrictions, benefitting company margins and lowering some pressure on prices of inflated goods. The latest economic data shows Real Gross Domestic Product year-over-year rising 1.9% in the U.S., 2.3% in the Eurozone, 1.8% in Japan, and 3.9% in China. Looking forward, we believe global markets have likely discounted a significant portion of quantitative tightening. We believe that global stocks, as measured by the MSDINUS Index, that exhibit Price-to-Earnings ratios below 10-year averages, along with any pause or pivot in rate hikes across developed central banks, will likely serve as positive catalysts for global equities.

Compared to the Euro Stoxx 50 Index, the Fund saw a positive impact of +0.36% from its relative underweight to Industrials while the Fund’s underweight to Financials was the largest detractor (-2.11%) from relative performance. From a geographical perspective, the highest contribution to return was attributed to holdings based in Germany, which contributed +1.83% towards overall Fund performance. All regions in the Fund contributed positive performance for the trailing five-month period.

The best-performing stocks for the trailing five-month period were Hermes International (RMS FP), which increased 42.43%, Atlas Copco AB (ATCOA SS), which returned 31.15%, and LVMH Moet Hennessy Louis Vuitton (MC FP), which gained 24.88%. The worst performing stocks were GSK PLC (GSK LN), losing 21.08%, Essity Aktiebolag (ESSITYB SS), which fell 16.66%, and Accelleron Industries AG (ACLN SW), which decreased by 13.57%.

Looking forward, we believe the Fund’s methodology of selecting large-cap and mid-cap companies in Europe with fundamental determinates including quality, low volatility and dividend growth, provides a cost-efficient core investment holding.

Effective November 30, 2022, the Board of Trustees approved changing the fiscal year-end of the Fund from June 30 to November 30.

Performance (as of November 30, 2022)

	1 Year	5 Year	Since Inception^
ALPS | O'Shares Europe Quality Dividend ETF – NAV	-10.59%	2.18%	2.51%
ALPS | O'Shares Europe Quality Dividend ETF – Market Price*	-10.27%	2.33%	2.65%
O'Shares Europe Quality Dividend Index**	-10.25%	2.66%	3.00%
EURO STOXX 50 Net Return USD Index	-8.49%	1.55%	3.24%

Total Expense Ratio (per the current prospectus) is 0.48%.

Performance data quoted represents past performance. The Fund adopted the historical performance of the O'Shares Europe Quality Dividend ETF (the "Predecessor Fund") as the result of a reorganization in which the Fund acquired all of the assets, subject to liabilities, of the Predecessor Fund on June 17, 2022. The returns presented for the Fund for periods prior to June 17, 2022 reflect the performance of the Predecessor Fund. At the time of the reorganization, the investment objectives of the Fund and the Predecessor Fund were identical and the investment strategies of the Fund and the Predecessor Fund were substantially the same. Previously, the Predecessor Fund had adopted the historical performance of the O’Shares FTSE Europe Quality Dividend ETF (the “Previous Predecessor Fund”), a series of FQF Trust, as the result of a reorganization in which the Predecessor Fund acquired all of the assets, subject to liabilities, of the Previous Predecessor Fund on June 28, 2018. The returns presented for the Predecessor Fund for periods prior to June 28, 2018 reflect the performance of the Previous Predecessor Fund. At the time of the reorganization, the investment objectives of the Previous Predecessor Fund and the Predecessor Fund were identical and the investment strategies of the Previous Predecessor Fund and the Predecessor Fund were substantially the same.

10 | November 30, 2022

ALPS | O’Shares Europe Quality Dividend ETF
Performance Overview	November 30, 2022 (Unaudited)

Effective June 1, 2020, the Predecessor Fund’s underlying index was changed to the Underlying Index from the FTSE Developed Europe Qual/Vol/Yield 5% Capped Factor Index (the “Former Index”). Thus, Predecessor Fund performance shown through May 31, 2020 reflects the Predecessor Fund seeking to track the performance of the Former Index, and Predecessor Fund performance shown beginning June 1, 2020 reflects the Predecessor Fund seeking to track the performance of the Underlying Index. In addition, the Underlying Index performance shown reflects the blended performance of the Former Index through May 31, 2020 and the Underlying Index thereafter. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

Net Asset Value (NAV) is an exchange-traded fund's per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund's NAV and the number of days it was less than the Fund's NAV can be obtained at www.alpsfunds.com.

^	The Fund commencement date was August 19, 2015.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per shares, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

**	The O’Shares Europe Quality Dividend Index performance information reflects the blended performance of the FTSE Developed Europe Qual/Vol/Yield 5% Capped Factor Index through May 31, 2020 and the O’Shares Europe Quality Dividend Index thereafter.

The O’Shares Europe Quality Dividend Index is designed to reflect the performance of publicly-listed large-capitalization and mid-capitalization dividend paying issuers in Europe that meet certain market capitalization, liquidity, high quality, low volatility and high dividend yield thresholds. The quality and low volatility requirements are designed to reduce exposure to high dividend equities that have experienced large price declines. The index is reported on a Net Total Return basis which assumes reinvestment of any dividends and distributions realized during a given time period (net of any amounts of withholding tax).

The EURO STOXX 50 Net Return USD Index represents the performance of the 50 largest companies among the 20 supersectors in terms of free-float market cap in Eurozone countries.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund's shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or "authorized participants" may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS | O’Shares Europe Quality Dividend ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

11 | November 30, 2022

ALPS | O’Shares Europe Quality Dividend ETF
Performance Overview	November 30, 2022 (Unaudited)

Top 10 Holdings* (as of November 30, 2022)

SAP SE	5.67%
ASML Holding NV	5.49%
LVMH Moet Hennessy Louis Vuitton SE	5.38%
Novartis AG	4.92%
Nestle SA	4.73%
Novo Nordisk A/S	4.61%
Roche Holding AG	3.93%
Schneider Electric SE	3.40%
Kering SA	2.81%
3i Group PLC	2.72%
Total % of Top 10 Holdings	43.66%

Country Exposure* (as of November 30, 2022)

Switzerland	21.86%
France	18.59%
Great Britain	13.77%
Germany	13.02%
Netherlands	10.65%
Sweden	8.05%
Denmark	6.73%
Finland	3.44%
Spain	2.47%
Ireland	1.37%
United States	0.05%
Total	100.00%

*	% of Total Investments (excluding short term investments)

Future holdings are subject to change.

Sector Allocation* (as of November 30, 2022)

Industrials	23.39%
Health Care	15.68%
Information Technology	15.64%
Consumer Staples	15.23%
Consumer Discretionary	14.92%
Utilities	6.56%
Financials	5.84%
Communication Services	1.52%
Transportation	1.17%
Money Market Fund	0.05%
Total	100.00%

12 | November 30, 2022

ALPS | O’Shares Europe Quality Dividend ETF
Performance Overview	November 30, 2022 (Unaudited)

Growth of $10,000 (as of November 30, 2022)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

13 | November 30, 2022

ALPS ETF Trust
Disclosure of Fund Expenses	November 30, 2022 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the six month period and held through November 30, 2022.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/22	Ending Account Value 11/30/22	Expense Ratio(a)	Expenses Paid During Period 6/1/22 - 11/30/22(b)
ALPS | O’Shares U.S. Quality Dividend ETF
Actual(c)	$ 1,000.00	$ 1,082.70	0.48%	$ 2.10
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.95	0.48%	$ 2.03

ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF
Actual(c)	$ 1,000.00	$ 1,123.90	0.48%	$ 2.14
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.95	0.48%	$ 2.03

ALPS | O’Shares Global Internet Giants ETF
Actual(c)	$ 1,000.00	$ 927.30	0.48%	$ 1.94
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.95	0.48%	$ 2.03

ALPS | O’Shares Europe Quality Dividend ETF
Actual(c)	$ 1,000.00	$ 1,077.80	0.48%	$ 2.09
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.95	0.48%	$ 2.03

(a)	Annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

(c)	The Funds' fiscal year end changed from June 30th to November 30th. Actual expenses on the Funds are equal to the Fund's annualized expense ratio multiplied by the average account value of the period, multiplied by the number of days since the prior year-end (153) divided by 365. Actual returns for the Funds represent the period July 1, 2022 to November 30, 2022.

14 | November 30, 2022

ALPS ETF Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ALPS ETF Trust and the Shareholders of ALPS | O’Shares U.S. Quality Dividend ETF, ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF, ALPS | O’Shares Global Internet Giants ETF, and ALPS | O’Shares Europe Quality Dividend ETF

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of ALPS | O’Shares U.S. Quality Dividend ETF, ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF, ALPS | O’Shares Global Internet Giants ETF, and ALPS | O’Shares Europe Quality Dividend ETF, each a series of shares of beneficial interest in ALPS ETF Trust (the “Funds”), including the schedules of investments, as of November 30, 2022, and the related statements of operations for the period July 1, 2022 through November 30, 2022 and for the year ended June 30, 2022, the statements of changes in net assets for the period July 1, 2022 through November 30, 2022 and for each of the years in the two-year period ended June 30, 2022, the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2022, and the results of their operations and the changes in their net assets for each of the periods noted above and their financial highlights for each of the periods noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights Presented
ALPS | O’Shares U.S. Quality Dividend ETF	For the period July 1, 2022 through November 30, 2022 and each of the years in the five-year period ended June 30, 2022
ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	For the period July 1, 2022 through November 30, 2022 and each of the years in the five-year period ended June 30, 2022
ALPS | O’Shares Global Internet Giants ETF	For the period July 1, 2022 through November 30, 2022 and each of the years in the four-year period ended June 30, 2022 and for the period from June 5, 2018 (commencement of operations) to June 30, 2018
ALPS | O’Shares Europe Quality Dividend ETF	For the period July 1, 2022 through November 30, 2022 and each of the years in the five-year period ended June 30, 2022

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the ALPS ETF Trust and the former OSI ETF Trust since 2017.

Philadelphia, Pennsylvania

January 27, 2023

15 | November 30, 2022

ALPS | O’Shares U.S. Quality Dividend ETF
Schedule of Investments	November 30, 2022

Security Description	Shares	Value
COMMON STOCKS (99.87%)
Aerospace & Defense (2.06%)
General Dynamics Corp.	9,684	$2,444,145
L3Harris Technologies, Inc.	4,529	1,028,445
Lockheed Martin Corp.	14,014	6,799,453
Northrop Grumman Corp.	9,702	5,173,980
Total Aerospace & Defense		15,446,023

Air Freight & Logistics (2.48%)
CH Robinson Worldwide, Inc.	7,791	780,814
Expeditors International of Washington, Inc.	14,999	1,740,784
United Parcel Service, Inc., Class B	84,975	16,122,308
Total Air Freight & Logistics		18,643,906

Beverages (2.79%)
Brown-Forman Corp., Class B	13,139	959,410
Coca-Cola Co.	159,487	10,144,968
PepsiCo, Inc.	52,749	9,785,467
Total Beverages		20,889,845

Biotechnology (3.22%)
AbbVie, Inc.	65,107	10,493,946
Amgen, Inc.	34,801	9,967,006
Gilead Sciences, Inc.	41,353	3,632,034
Total Biotechnology		24,092,986

Building Products (0.18%)
Trane Technologies PLC	7,379	1,316,561

Capital Markets (10.91%)
BlackRock, Inc.	8,046	5,760,936
Blackstone, Inc.	78,275	7,164,511
Moody's Corp.	21,928	6,540,465
MSCI, Inc.	9,965	5,060,526
S&P Global, Inc.	82,816	29,217,484
T Rowe Price Group, Inc.	223,207	27,880,786
Total Capital Markets		81,624,708

Commercial Services & Supplies (0.45%)
Cintas Corp.	2,932	1,353,939
Waste Management, Inc.	11,909	1,997,377
Total Commercial Services & Supplies		3,351,316

Communications Equipment (2.61%)
Cisco Systems, Inc.	369,578	18,375,418
Motorola Solutions, Inc.	4,244	1,155,217
Total Communications Equipment		19,530,635

Diversified Telecommunication Services (2.52%)
AT&T, Inc.	245,015	4,723,889
Verizon Communications, Inc.	364,080	14,191,839
Total Diversified Telecommunication Services		18,915,728

Security Description	Shares	Value
Electrical Equipment (0.42%)
Eaton Corp. PLC	7,210	$1,178,475
Emerson Electric Co.	20,194	1,933,979
Total Electrical Equipment		3,112,454

Electronic Equipment, Instruments & Components (0.56%)
Amphenol Corp., Class A	19,324	1,554,229
Corning, Inc.	17,525	598,128
TE Connectivity, Ltd.	15,993	2,017,038
Total Electronic Equipment, Instruments & Components		4,169,395

Food & Staples Retailing (1.34%)
Costco Wholesale Corp.	9,415	5,077,039
Walmart, Inc.	32,463	4,948,010
Total Food & Staples Retailing		10,025,049

Food Products (0.94%)
Archer-Daniels-Midland Co.	8,837	861,608
General Mills, Inc.	14,936	1,274,041
Hershey Co.	6,920	1,627,376
Mondelez International, Inc., Class A	36,530	2,469,793
Tyson Foods, Inc., Class A	12,328	817,100
Total Food Products		7,049,918

Health Care Equipment & Supplies (1.85%)
Abbott Laboratories	103,504	11,134,961
Medtronic PLC	34,631	2,737,234
Total Health Care Equipment & Supplies		13,872,195

Health Care Providers & Services (1.67%)
CVS Health Corp.	5,513	561,664
Elevance Health, Inc.	1,357	723,172
Quest Diagnostics, Inc.	4,922	747,308
UnitedHealth Group, Inc.	19,061	10,440,854
Total Health Care Providers & Services		12,472,998

Hotels, Restaurants & Leisure (6.31%)
McDonald's Corp.	86,351	23,555,689
Starbucks Corp.	177,081	18,097,678
Yum! Brands, Inc.	43,168	5,553,995
Total Hotels, Restaurants & Leisure		47,207,362

Household Durables (0.34%)
Garmin, Ltd.	27,086	2,518,727

Household Products (3.47%)
Colgate-Palmolive Co.	37,066	2,871,874
Kimberly-Clark Corp.	12,085	1,639,089
Procter & Gamble Co.	143,909	21,465,466
Total Household Products		25,976,429

Industrial Conglomerates (1.80%)
3M Co.	38,333	4,828,808

16 | November 30, 2022

ALPS | O’Shares U.S. Quality Dividend ETF
Schedule of Investments	November 30, 2022

Security Description	Shares	Value
Industrial Conglomerates (continued)
Honeywell International, Inc.	39,373	$8,644,342
Total Industrial Conglomerates		13,473,150

Insurance (4.40%)
Chubb, Ltd.	20,444	4,489,298
Marsh & McLennan Cos., Inc.	164,149	28,427,324
Total Insurance		32,916,622

IT Services (5.31%)
Accenture PLC, Class A	42,251	12,714,594
Automatic Data Processing, Inc.	10,320	2,725,925
Cognizant Technology Solutions Corp., Class A	44,643	2,777,241
International Business Machines Corp.	8,580	1,277,562
Mastercard, Inc., Class A	11,246	4,008,074
Paychex, Inc.	18,368	2,278,183
Visa, Inc., Class A	64,471	13,990,208
Total IT Services		39,771,787

Life Sciences Tools & Services (0.27%)
Agilent Technologies, Inc.	4,488	695,550
Danaher Corp.	2,959	809,021
Thermo Fisher Scientific, Inc.	964	540,052
Total Life Sciences Tools & Services		2,044,623

Machinery (1.58%)
Caterpillar, Inc.	7,691	1,818,229
Cummins, Inc.	6,666	1,674,233
Illinois Tool Works, Inc.	30,029	6,830,697
Otis Worldwide Corp.	18,772	1,465,905
Total Machinery		11,789,064

Media (2.38%)
Comcast Corp., Class A	485,032	17,771,572

Multiline Retail (0.78%)
Dollar General Corp.	11,185	2,859,781
Target Corp.	17,665	2,951,291
Total Multiline Retail		5,811,072

Personal Products (0.09%)
Estee Lauder Cos., Inc., Class A	2,760	650,780

Pharmaceuticals (14.01%)
Bristol-Myers Squibb Co.	65,139	5,229,359
Eli Lilly & Co.	19,733	7,322,522
Johnson & Johnson	178,491	31,771,397
Merck & Co., Inc.	259,821	28,611,489
Pfizer, Inc.	601,042	30,130,234
Zoetis, Inc.	10,912	1,681,976
Total Pharmaceuticals		104,746,977

Security Description	Shares	Value
Professional Services (0.10%)
Verisk Analytics, Inc.	4,151	$762,580

Road & Rail (1.64%)
CSX Corp.	54,830	1,792,393
Norfolk Southern Corp.	9,009	2,310,809
Union Pacific Corp.	37,398	8,131,446
Total Road & Rail		12,234,648

Semiconductors & Semiconductor Equipment (4.42%)
Analog Devices, Inc.	15,064	2,589,652
Broadcom, Inc.	5,390	2,970,052
Intel Corp.	115,875	3,484,361
QUALCOMM, Inc.	7,865	994,844
Texas Instruments, Inc.	127,548	23,017,312
Total Semiconductors & Semiconductor Equipment		33,056,221

Software (5.01%)
Microsoft Corp.	136,740	34,887,844
Oracle Corp.	31,346	2,602,658
Total Software		37,490,502

Specialty Retail (8.49%)
Home Depot, Inc.	117,997	38,229,849
Lowe's Cos., Inc.	59,962	12,744,923
TJX Cos., Inc.	115,370	9,235,369
Tractor Supply Co.	14,646	3,314,536
Total Specialty Retail		63,524,677

Technology Hardware, Storage & Peripherals (3.51%)
Apple, Inc.	171,198	25,342,440
HP, Inc.	29,383	882,665
Total Technology Hardware, Storage & Peripherals		26,225,105

Textiles, Apparel & Luxury Goods (0.51%)
NIKE, Inc., Class B	35,041	3,843,647

Tobacco (1.01%)
Altria Group, Inc.	29,582	1,377,930
Philip Morris International, Inc.	61,895	6,169,074
Total Tobacco		7,547,004

Trading Companies & Distributors (0.44%)
Fastenal Co.	63,493	3,270,524

TOTAL COMMON STOCKS
(Cost $654,946,874)		747,146,790

17 | November 30, 2022

ALPS | O’Shares U.S. Quality Dividend ETF
Schedule of Investments	November 30, 2022

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.12%)
Money Market Fund (0.12%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)	3.69%	925,127	$925,127

TOTAL SHORT TERM INVESTMENTS
(Cost $925,127)			925,127

TOTAL INVESTMENTS (99.99%)
(Cost $655,872,001)			$748,071,917
OTHER ASSETS IN EXCESS OF LIABILITIES (0.01%)			49,585
NET ASSETS - 100.00%			$748,121,502

See Notes to Financial Statements.

18 | November 30, 2022

ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF
Schedule of Investments	November 30, 2022

Security Description	Shares	Value
COMMON STOCKS (99.88%)
Air Freight & Logistics (0.43%)
Forward Air Corp.	6,962	$782,320

Auto Components (3.04%)
BorgWarner, Inc.	29,368	1,248,434
Gentex Corp.	129,201	3,733,908
Lear Corp.	3,853	555,757
Total Auto Components		5,538,099

Beverages (0.32%)
Molson Coors Beverage Co., Class B	10,706	590,008

Building Products (2.75%)
A O Smith Corp.	61,138	3,713,522
Simpson Manufacturing Co., Inc.	6,918	643,720
UFP Industries, Inc.	7,874	644,566
Total Building Products		5,001,808

Capital Markets (12.34%)
Artisan Partners Asset
Management, Inc., Class A	35,803	1,242,006
Cohen & Steers, Inc.	20,657	1,368,526
Diamond Hill Investment Group, Inc.	4,759	846,912
Evercore, Inc., Class A	18,548	2,136,359
GCM Grosvenor, Inc.	166,823	1,463,038
Hamilton Lane, Inc., Class A	13,389	989,179
Houlihan Lokey, Inc.	44,515	4,378,049
Invesco, Ltd.	40,269	769,541
Lazard, Ltd., Class A	57,969	2,122,245
Moelis & Co., Class A	55,716	2,408,046
Morningstar, Inc.	3,558	872,173
SEI Investments Co.	62,047	3,864,287
Total Capital Markets		22,460,361

Commercial Services & Supplies (1.21%)
Ennis, Inc.	40,165	933,033
Tetra Tech, Inc.	8,190	1,266,092
Total Commercial Services & Supplies		2,199,125

Communications Equipment (2.21%)
Juniper Networks, Inc.	120,959	4,020,677

Consumer Finance (0.55%)
FirstCash Holdings, Inc.	10,716	1,005,804

Diversified Consumer Services (2.42%)
H&R Block, Inc.	30,910	1,351,076
Service Corp. International	42,647	3,047,128
Total Diversified Consumer Services		4,398,204

Security Description	Shares	Value
Diversified Telecommunication Services (0.43%)
Cogent Communications
Holdings, Inc.	13,598	$789,364

Electric Utilities (1.97%)
ALLETE, Inc.	3,789	250,832
IDACORP, Inc.	3,470	383,539
MGE Energy, Inc.	2,654	191,115
NRG Energy, Inc.	21,318	904,950
OGE Energy Corp.	22,277	901,327
Otter Tail Corp.	4,754	283,481
Pinnacle West Capital Corp.	5,582	437,182
Portland General Electric Co.	4,630	227,935
Total Electric Utilities		3,580,361

Electronic Equipment, Instruments & Components (5.08%)
Avnet, Inc.	74,899	3,383,188
Littelfuse, Inc.	6,438	1,586,967
National Instruments Corp.	73,109	2,998,931
Vishay Intertechnology, Inc.	55,242	1,272,776
Total Electronic Equipment, Instruments & Components		9,241,862

Food & Staples Retailing (0.45%)
Casey's General Stores, Inc.	2,282	554,572
Weis Markets, Inc.	3,039	265,031
Total Food & Staples Retailing		819,603

Food Products (4.34%)
Cal-Maine Foods, Inc.	14,756	859,980
Flowers Foods, Inc.	76,971	2,312,978
Ingredion, Inc.	22,938	2,247,236
J & J Snack Foods Corp.	2,632	431,701
Lamb Weston Holdings, Inc.	4,430	384,967
Lancaster Colony Corp.	6,431	1,332,117
Tootsie Roll Industries, Inc.	7,236	325,258
Total Food Products		7,894,237

Gas Utilities (1.48%)
Chesapeake Utilities Corp.	772	92,432
National Fuel Gas Co.	12,702	841,253
New Jersey Resources Corp.	4,266	212,234
Spire, Inc.	2,625	194,513
UGI Corp.	35,202	1,360,556
Total Gas Utilities		2,700,988

Health Care Equipment & Supplies (1.31%)
DENTSPLY SIRONA, Inc.	78,547	2,376,832

Health Care Providers & Services (4.95%)
Encompass Health Corp.	67,693	3,958,688
National HealthCare Corp.	28,727	1,770,732
Premier, Inc., Class A	98,564	3,287,109
Total Health Care Providers & Services		9,016,529

19 | November 30, 2022

ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF
Schedule of Investments	November 30, 2022

Security Description	Shares	Value
Hotels, Restaurants & Leisure (3.59%)
Choice Hotels International, Inc.	6,992	$861,554
Cracker Barrel Old Country Store, Inc.	4,689	538,297
Texas Roadhouse, Inc.	15,099	1,499,633
Vail Resorts, Inc.	12,087	3,112,887
Wyndham Hotels & Resorts, Inc.	7,265	532,670
Total Hotels, Restaurants & Leisure		6,545,041

Household Durables (1.28%)
Leggett & Platt, Inc.	34,863	1,241,471
Whirlpool Corp.	7,364	1,079,047
Total Household Durables		2,320,518

Household Products (0.57%)
Reynolds Consumer Products, Inc.	20,503	655,275
WD-40 Co.	2,237	374,698
Total Household Products		1,029,973

Independent Power and Renewable Electricity Producers (0.15%)
Clearway Energy, Inc.	7,681	272,215

Insurance (7.66%)
Erie Indemnity Co., Class A	15,433	4,358,125
First American Financial Corp.	64,905	3,547,058
Old Republic International Corp.	156,335	3,830,208
RLI Corp.	9,677	1,258,687
Stewart Information Services Corp.	21,131	935,258
Total Insurance		13,929,336

IT Services (9.71%)
Amdocs, Ltd.	41,520	3,689,467
CSG Systems International, Inc.	19,305	1,193,821
Genpact, Ltd.	61,962	2,857,068
Jack Henry & Associates, Inc.	17,601	3,332,749
Maximus, Inc.	44,475	3,126,593
Western Union Co.	235,928	3,458,704
Total IT Services		17,658,402

Leisure Products (0.78%)
Brunswick Corp.	6,849	508,196
Sturm Ruger & Co., Inc.	16,574	910,410
Total Leisure Products		1,418,606

Machinery (11.53%)
Crane Holdings Co.	15,009	1,590,053
Donaldson Co., Inc.	64,488	3,928,608
Franklin Electric Co., Inc.	11,812	983,940
Graco, Inc.	53,030	3,710,509
ITT, Inc.	16,095	1,360,349
Lincoln Electric Holdings, Inc.	25,079	3,708,683

Security Description	Shares	Value
Machinery (continued)
Mueller Industries, Inc.	10,583	$727,793
Snap-on, Inc.	15,631	3,760,819
Watts Water Technologies, Inc., Class A	7,691	1,218,639
Total Machinery		20,989,393

Media (3.85%)
Cable One, Inc.	441	319,412
Interpublic Group of Cos., Inc.	115,250	3,959,989
John Wiley & Sons, Inc., Class A	15,094	715,607
New York Times Co., Class A	16,655	610,406
News Corp., Class A	49,397	945,953
TEGNA, Inc.	22,360	441,386
Total Media		6,992,753

Multi-Utilities (0.59%)
Avista Corp.	3,025	124,872
Black Hills Corp.	2,405	172,270
NiSource, Inc.	21,372	597,134
NorthWestern Corp.	3,025	176,690
Total Multi-Utilities		1,070,966

Pharmaceuticals (1.69%)
Organon & Co.	118,366	3,079,883

Professional Services (2.85%)
Exponent, Inc.	16,243	1,679,689
Robert Half International, Inc.	44,510	3,506,497
Total Professional Services		5,186,186

Road & Rail (2.12%)
Landstar System, Inc.	11,584	2,003,800
Schneider National, Inc., Class B	71,726	1,847,662
Total Road & Rail		3,851,462

Semiconductors & Semiconductor Equipment (0.74%)
Power Integrations, Inc.	16,741	1,347,316

Software (2.45%)
Dolby Laboratories, Inc., Class A	47,004	3,519,189
InterDigital, Inc.	18,763	941,340
Total Software		4,460,529

Textiles, Apparel & Luxury Goods (2.19%)
Carter's, Inc.	16,132	1,178,281
Columbia Sportswear Co.	13,321	1,193,428
Ralph Lauren Corp.	8,190	926,453
Steven Madden, Ltd.	19,718	681,060
Total Textiles, Apparel & Luxury Goods		3,979,222

Thrifts & Mortgage Finance (0.74%)
Essent Group, Ltd.	14,490	580,904

20 | November 30, 2022

ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF
Schedule of Investments	November 30, 2022

Security Description	Shares	Value
Thrifts & Mortgage Finance (continued)
Radian Group, Inc.	38,734	$758,024
Total Thrifts & Mortgage Finance		1,338,928

Trading Companies & Distributors (1.80%)
Watsco, Inc.	12,167	3,272,680

Water Utilities (0.31%)
American States Water Co.	2,183	213,912
Essential Utilities, Inc.	7,401	357,024
Total Water Utilities		570,936

TOTAL COMMON STOCKS
(Cost $162,735,624)		181,730,527

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.09%)
Money Market Fund (0.09%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)	3.69%	161,958	161,958

TOTAL SHORT TERM INVESTMENTS
(Cost $161,958)			161,958

TOTAL INVESTMENTS (99.97%)
(Cost $162,897,582)			$181,892,485
OTHER ASSETS IN EXCESS OF LIABILITIES (0.03%)			51,429
NET ASSETS - 100.00%			$181,943,914

See Notes to Financial Statements.

21 | November 30, 2022

ALPS | O’Shares Global Internet Giants ETF
Schedule of Investments	November 30, 2022

Security Description	Shares	Value
COMMON STOCKS (99.93%)
Entertainment (9.07%)
Activision Blizzard, Inc.	14,645	$1,082,998
Bilibili, Inc., ADR(a)	89,474	1,553,269
Electronic Arts, Inc.	5,528	722,952
Live Nation Entertainment, Inc.(a)	16,400	1,193,264
NetEase, Inc.	39,068	546,685
Netflix, Inc.(a)	3,751	1,146,043
Nexon Co., Ltd.	38,000	796,379
ROBLOX Corp., Class A(a)	44,181	1,403,630
Roku, Inc.(a)	16,441	976,102
Sea, Ltd., ADR(a)	28,155	1,643,407
Spotify Technology SA(a)	6,544	519,724
Take-Two Interactive Software, Inc.(a)	21,303	2,251,515
Total Entertainment		13,835,968

Interactive Media & Services (13.46%)
Alphabet, Inc., Class A(a)	89,622	9,050,926
Baidu, Inc., Sponsored ADR(a)	5,244	569,498
Kanzhun, Ltd., ADR(a)	99,873	1,879,610
Kuaishou Technology(a)(b)(c)	146,000	1,057,016
Match Group, Inc.(a)	10,472	529,464
Meta Platforms, Inc., Class A(a)	15,649	1,848,147
Pinterest, Inc., Class A(a)	41,903	1,065,174
Snap, Inc., Class A(a)	88,021	907,497
Tencent Holdings, Ltd.	57,117	2,100,129
ZoomInfo Technologies, Inc.(a)	53,283	1,523,894
Total Interactive Media & Services		20,531,355

Internet & Direct Marketing Retail (17.89%)
Alibaba Group Holding, Ltd.,
Sponsored ADR(a)	17,950	1,571,702
Allegro.eu SA(a)(b)(c)	372,124	1,853,032
Amazon.com, Inc.(a)	81,924	7,908,944
Chewy, Inc., Class A(a)	21,463	925,699
Delivery Hero SE(a)(b)(c)	44,998	1,918,425
DoorDash, Inc., Class A(a)	30,335	1,767,014
Etsy, Inc.(a)	6,894	910,628
JD.com, Inc., Class A	50,846	1,424,296
Meituan, Class B(a)(b)(c)	167,366	3,505,473
MercadoLibre, Inc.(a)	2,861	2,663,548
Pinduoduo, Inc., ADR(a)	34,537	2,833,415
Total Internet & Direct Marketing Retail		27,282,176

IT Services (9.08%)
Cloudflare, Inc., Class A(a)	39,513	1,941,669
DigitalOcean Holdings, Inc.(a)	47,344	1,412,272
MongoDB, Inc.(a)	8,586	1,310,996
Okta, Inc.(a)	32,594	1,737,912
Shopify, Inc., Class A(a)	67,619	2,764,264
Snowflake, Inc., Class A(a)	18,913	2,702,668
Twilio, Inc., Class A(a)	28,941	1,418,688
VeriSign, Inc.(a)	2,825	564,463
Total IT Services		13,852,932

Security Description	Shares	Value
Software (50.43%)
Adobe, Inc.(a)	5,895	$2,033,362
AppLovin Corp., Class A(a)	39,811	573,677
Asana, Inc., Class A(a)	91,122	1,654,776
Atlassian Corp., Class A(a)	12,600	1,657,530
Bill.com Holdings, Inc.(a)	15,422	1,857,117
Ceridian HCM Holding, Inc.(a)	18,235	1,248,003
Confluent, Inc., Class A(a)	82,399	1,897,649
Crowdstrike Holdings, Inc., Class A(a)	16,490	1,940,049
Datadog, Inc., Class A(a)	28,435	2,154,804
DocuSign, Inc.(a)	14,557	685,198
Dynatrace, Inc.(a)	37,677	1,459,984
Elastic NV(a)	22,495	1,376,469
Five9, Inc.(a)	17,849	1,144,299
Fortinet, Inc.(a)	41,478	2,204,970
Gitlab, Inc., Class A(a)	41,820	1,653,981
HashiCorp, Inc., Class A(a)	63,764	1,740,757
HubSpot, Inc.(a)	5,793	1,755,453
Intuit, Inc.	3,912	1,594,492
Kingdee International Software Group Co., Ltd.(a)	934,215	1,540,490
Microsoft Corp.	41,144	10,497,480
Monday.com, Ltd.(a)	17,416	1,872,220
Nice, Ltd., ADR(a)	3,660	710,662
Oracle Corp.	25,795	2,141,759
Palantir Technologies, Inc., Class A(a)	228,160	1,711,200
Palo Alto Networks, Inc.(a)	11,783	2,001,932
Paycom Software, Inc.(a)	4,895	1,659,895
Paylocity Holding Corp.(a)	7,098	1,546,157
Qualtrics International, Inc., Class A(a)	117,644	1,207,027
Salesforce, Inc.(a)	13,084	2,096,711
Samsara, Inc., Class A(a)	165,937	1,581,380
SAP SE	6,319	686,885
SentinelOne, Inc., Class A(a)	86,006	1,247,087
ServiceNow, Inc.(a)	6,427	2,675,560
Smartsheet, Inc., Class A(a)	56,827	1,746,862
Splunk, Inc.(a)	16,482	1,280,322
Trade Desk, Inc., Class A(a)	34,990	1,824,379
Tyler Technologies, Inc.(a)	1,438	492,860
UiPath, Inc., Class A(a)	143,923	1,794,720
Unity Software, Inc.(a)	47,786	1,888,025
VMware, Inc., Class A(a)	4,842	588,255
Workday, Inc., Class A(a)	9,589	1,609,993
Xero, Ltd.(a)	22,899	1,097,933
Zoom Video Communications, Inc., Class A(a)	6,937	523,258
Zscaler, Inc.(a)	16,853	2,249,033
Total Software		76,904,655

TOTAL COMMON STOCKS
(Cost $244,205,523)		152,407,086

22 | November 30, 2022

ALPS | O’Shares Global Internet Giants ETF
Schedule of Investments	November 30, 2022

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.09%)
Money Market Fund (0.09%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)	3.69%	132,849	$132,849

TOTAL SHORT TERM INVESTMENTS
(Cost $132,849)			132,849

TOTAL INVESTMENTS (100.02%)
(Cost $244,338,372)			$152,539,935
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.02%)			(26,828)
NET ASSETS - 100.00%			$152,513,107

(a)	Non-income producing security.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $8,333,946, representing 5.46% of net assets.
(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2022, the market value of those securities was $8,333,946 representing 5.46% of net assets.

See Notes to Financial Statements.

23 | November 30, 2022

ALPS | O’Shares Europe Quality Dividend ETF
Schedule of Investments	November 30, 2022

Security Description	Shares	Value
COMMON STOCKS (99.55%)
Air Freight & Logistics (2.14%)
Deutsche Post AG	19,409	$764,056

Auto Components (1.17%)
Cie Generale des Etablissements Michelin SCA	14,961	416,068

Automobiles (3.86%)
Bayerische Motoren Werke AG	10,653	956,795
Stellantis NV	27,146	420,673
Total Automobiles		1,377,468

Beverages (3.04%)
Carlsberg A/s(a)	1,873	234,127
Diageo PLC	12,496	573,518
Heineken NV	1,536	141,104
Pernod Ricard SA	672	132,130
Total Beverages		1,080,879

Building Products (2.33%)
Assa Abloy AB, Class B	25,896	587,612
Geberit AG	515	243,173
Total Building Products		830,785

Capital Markets (5.10%)
3i Group PLC	59,441	966,086
Partners Group Holding AG	876	856,328
Total Capital Markets		1,822,414

Communications Equipment (2.18%)
Telefonaktiebolaget LM Ericsson	125,246	776,627

Diversified Telecommunication Services (1.52%)
Elisa Oyj	10,459	541,572

Electric Utilities (4.70%)
Iberdrola SA	78,190	877,113
SSE PLC	38,764	798,220
Total Electric Utilities		1,675,333

Electrical Equipment (6.39%)
ABB, Ltd.	22,951	712,118
Legrand SA	4,453	359,028
Schneider Electric SE	8,354	1,207,660
Total Electrical Equipment		2,278,806

Electronic Equipment, Instruments & Components (2.28%)
Hexagon AB, Class B	72,435	814,923

Food & Staples Retailing (0.94%)
Koninklijke Ahold Delhaize NV	11,629	336,595

Security Description	Shares	Value
Food Products (4.89%)
Chocoladefabriken Lindt & Spruengli AG	6	$62,901
Nestle SA	14,142	1,678,956
Total Food Products		1,741,857

Health Care Equipment & Supplies (0.29%)
Coloplast A/S, Class B	894	104,271

Household Products (1.50%)
Reckitt Benckiser Group PLC	7,450	534,080

Insurance (0.70%)
Zurich Insurance Group AG	524	250,800

Machinery (4.19%)
Atlas Copco AB	55,318	680,344
Kone Oyj, Class B	13,741	679,343
Schindler Holding AG(a)	733	137,227
Total Machinery		1,496,914

Marine (2.70%)
A P Moller-Maersk A/S(a)	193	414,508
Kuehne + Nagel International AG	2,280	550,814
Total Marine		965,322

Multi-Utilities (1.84%)
E.ON SE	69,127	656,325

Personal Products (4.50%)
L'Oreal SA	1,847	681,924
Unilever PLC	18,514	924,696
Total Personal Products		1,606,620

Pharmaceuticals (15.33%)
GSK PLC	8,671	147,021
Merck KGaA	1,297	234,572
Novartis AG	19,762	1,746,991
Novo Nordisk A/S, Class B	13,247	1,638,463
Roche Holding AG	4,292	1,396,119
Sanofi	3,347	301,201
Total Pharmaceuticals		5,464,367

Professional Services (6.69%)
Experian PLC	13,868	485,556
RELX PLC	30,034	836,912
SGS SA	55	127,873
Wolters Kluwer NV	8,541	934,997
Total Professional Services		2,385,338

Semiconductors & Semiconductor Equipment (5.47%)
ASML Holding NV	3,341	1,950,753

24 | November 30, 2022

ALPS | O’Shares Europe Quality Dividend ETF
Schedule of Investments	November 30, 2022

Security Description	Shares	Value
Software (5.65%)
SAP SE	18,531	$2,014,347

Textiles, Apparel & Luxury Goods (9.84%)
Hermes International	371	595,504
Kering SA	1,691	998,432
LVMH Moet Hennessy Louis Vuitton SE	2,492	1,911,957
Total Textiles, Apparel & Luxury Goods		3,505,893

Tobacco (0.31%)
British American Tobacco PLC	2,666	108,960

TOTAL COMMON STOCKS
(Cost $38,001,595)		35,501,373

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.05%)
Money Market Fund (0.05%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)	3.69%	18,888	18,888

TOTAL SHORT TERM INVESTMENTS
(Cost $18,888)			18,888

TOTAL INVESTMENTS (99.60%)
(Cost $38,020,483)			$35,520,261
OTHER ASSETS IN EXCESS OF LIABILITIES (0.40%)			143,827
NET ASSETS - 100.00%			$35,664,088

(a)	Non-income producing security.

See Notes to Financial Statements.

25 | November 30, 2022

ALPS ETF Trust
Statements of Assets and Liabilities	November 30, 2022

	ALPS | O'Shares U.S. Quality Dividend ETF	ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	ALPS | O'Shares Global Internet Giants ETF	ALPS | O'Shares Europe Quality Dividend ETF
ASSETS:
Investments, at value	$748,071,917	$181,892,485	$152,539,935	$35,520,261
Foreign Currency, at value (Cost $–, $–, $– and $326)	–	–	–	329
Dividends and foreign tax reclaims receivable	1,690,850	457,429	33,016	218,611
Receivable for shares sold	–	1,728,531	–	–
Total Assets	749,762,767	184,078,445	152,572,951	35,739,201

LIABILITIES:
Payable to adviser	282,523	66,916	59,844	13,413
Payable for investments purchased	–	1,727,842	–	–
Distribution payable	1,358,742	339,773	–	61,700
Total Liabilities	1,641,265	2,134,531	59,844	75,113
NET ASSETS	$748,121,502	$181,943,914	$152,513,107	$35,664,088

NET ASSETS CONSIST OF:
Paid-in capital	$711,649,987	$176,154,800	$388,523,703	$47,807,829
Total distributable earnings/(accumulated losses)	36,471,515	5,789,114	(236,010,596)	(12,143,741)
NET ASSETS	$748,121,502	$181,943,914	$152,513,107	$35,664,088

INVESTMENTS, AT COST	$655,872,001	$162,897,582	$244,338,372	$38,020,483

PRICING OF SHARES
Net Assets	$748,121,502	$181,943,914	$152,513,107	$35,664,088
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	17,300,000	5,154,000	6,075,000	1,475,000
Net Asset Value, offering and redemption price per share	$43.24	$35.30	$25.11	$24.18

See Notes to Financial Statements.

26 | November 30, 2022

ALPS ETF Trust
Statements of Operations

	ALPS | O'Shares U.S. Quality Dividend ETF(a)		ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF(a)
	For the Period Ended November 30, 2022	For the Year Ended June 30, 2022	For the Period Ended November 30, 2022	For the Year Ended June 30, 2022
INVESTMENT INCOME:
Dividends*	$7,811,756	$17,213,528	$1,857,374	$3,386,138
Total Investment Income	7,811,756	17,213,528	1,857,374	3,386,138

EXPENSES:
Investment adviser fees	1,448,088	3,652,468	323,006	749,085
Total Expenses	1,448,088	3,652,468	323,006	749,085
NET INVESTMENT INCOME	6,363,668	13,561,060	1,534,368	2,637,053

REALIZED AND UNREALIZED GAIN/LOSS
Net realized gain on investments(b)	3,499,404	43,405,783	669,930	14,022,562
Total net realized gain	3,499,404	43,405,783	669,930	14,022,562
Net change in unrealized appreciation/(depreciation) on investments	47,553,595	(83,029,339)	17,488,042	(29,865,443)
Total net change in unrealized appreciation/(depreciation)	47,553,595	(83,029,339)	17,488,042	(29,865,443)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	51,052,999	(39,623,556)	18,157,972	(15,842,881)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$57,416,667	$(26,062,496)	$19,692,340	$(13,205,828)
*Net of foreign tax withholding.	$–	$–	$–	$–

(a)	Effective November 30, 2022, the Board approved changing the fiscal year-end of the Fund from June 30 to November 30.
(b)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements.

27 | November 30, 2022

ALPS ETF Trust
Statements of Operations

	ALPS | O'Shares Global Internet Giants ETF(a)		ALPS | O'Shares Europe Quality Dividend ETF(a)
	For the Period Ended November 30, 2022	For the Year Ended June 30, 2022	For the Period Ended November 30, 2022	For the Year Ended June 30, 2022
INVESTMENT INCOME:
Dividends*	$89,176	$521,381	$117,298	$1,137,271
Income from non-cash dividends	–	223,794	–	45,145
Total Investment Income	89,176	745,175	117,298	1,182,416

EXPENSES:
Investment adviser fees	395,612	2,219,431	73,655	211,895
Total Expenses	395,612	2,219,431	73,655	211,895
NET INVESTMENT INCOME/(LOSS)	(306,436)	(1,474,256)	43,643	970,521

REALIZED AND UNREALIZED GAIN/LOSS
Net realized gain/(loss) on investments(b)	(48,523,377)	(38,672,396)	(4,894,756)	3,229,389
Net realized loss on foreign currency transactions	(28,528)	(4,792)	(3,093)	(32,845)
Total net realized gain/(loss)	(48,551,905)	(38,677,188)	(4,897,849)	3,196,544
Net change in unrealized appreciation/(depreciation) on investments	34,370,466	(244,942,759)	6,973,714	(14,648,951)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	89	(128)	2,078	(11,589)
Total net change in unrealized appreciation/(depreciation)	34,370,555	(244,942,887)	6,975,792	(14,660,540)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	(14,181,350)	(283,620,075)	2,077,943	(11,463,996)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(14,487,786)	$(285,094,331)	$2,121,586	$(10,493,475)
*Net of foreign tax withholding.	$–	$8,960	$6,733	$159,771

(a)	Effective November 30, 2022, the Board approved changing the fiscal year-end of the Fund from June 30 to November 30.
(b)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements.

28 | November 30, 2022

ALPS | O’Shares U.S. Quality Dividend ETF
Statements of Changes in Net Assets

	For the Period July 1, 2022 to November 30, 2022(a)	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
OPERATIONS:
Net investment income	$6,363,668	$13,561,060	$10,746,630
Net realized gain	3,499,404	43,405,783	32,907,730
Net change in unrealized appreciation/depreciation	47,553,595	(83,029,339)	102,443,817
Net increase/(decrease) in net assets resulting from operations	57,416,667	(26,062,496)	146,098,177

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(6,308,456)	(13,415,408)	(10,300,014)
Total distributions	(6,308,456)	(13,415,408)	(10,300,014)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	6,268,102	230,032,035	193,214,199
Cost of shares redeemed	(46,483,693)	(142,045,551)	(119,413,177)
Net increase/(decrease) from capital share transactions	(40,215,591)	87,986,484	73,801,022
Net increase in net assets	10,892,620	48,508,580	209,599,185

NET ASSETS:
Beginning of period	737,228,882	688,720,302	479,121,117
End of period	$748,121,502	$737,228,882	$688,720,302

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	18,300,000	16,400,000	14,450,000
Shares sold	150,000	5,200,000	5,150,000
Shares redeemed	(1,150,000)	(3,300,000)	(3,200,000)
Shares outstanding, end of period	17,300,000	18,300,000	16,400,000

(a)	Effective November 30, 2022, the Board approved changing the fiscal year-end of the Fund from June 30 to November 30.

See Notes to Financial Statements.

29 | November 30, 2022

ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF
Statements of Changes in Net Assets

	For the Period July 1, 2022 to November 30, 2022(a)	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
OPERATIONS:
Net investment income	$1,534,368	$2,637,053	$2,556,369
Net realized gain	669,930	14,022,562	4,938,284
Net change in unrealized appreciation/depreciation	17,488,042	(29,865,443)	34,458,826
Net increase/(decrease) in net assets resulting from operations	19,692,340	(13,205,828)	41,953,479

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,333,102)	(2,765,428)	(2,128,261)
Total distributions	(1,333,102)	(2,765,428)	(2,128,261)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	13,889,462	78,553,967	18,805,699
Cost of shares redeemed	(5,623,137)	(56,478,862)	(3,228,094)
Net increase from capital share transactions	8,266,325	22,075,105	15,577,605
Net increase in net assets	26,625,563	6,103,849	55,402,823

NET ASSETS:
Beginning of period	155,318,351	149,214,502	93,811,679
End of period	$181,943,914	$155,318,351	$149,214,502

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	4,904,000	4,254,000	3,754,000
Shares sold	425,000	2,250,000	600,000
Shares redeemed	(175,000)	(1,600,000)	(100,000)
Shares outstanding, end of period	5,154,000	4,904,000	4,254,000

(a)	Effective November 30, 2022, the Board approved changing the fiscal year-end of the Fund from June 30 to November 30.

See Notes to Financial Statements.

30 | November 30, 2022

ALPS | O’Shares Global Internet Giants ETF
Statements of Changes in Net Assets

	For the Period July 1, 2022 to November 30, 2022(a)	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
OPERATIONS:
Net investment loss	$(306,436)	$(1,474,256)	$(2,450,867)
Net realized gain/(loss)	(48,551,905)	(38,677,188)	108,500,737
Net change in unrealized appreciation/depreciation	34,370,555	(244,942,887)	77,354,082
Net increase/(decrease) in net assets resulting from operations	(14,487,786)	(285,094,331)	183,403,952

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	–	5,994,386	558,000,546
Cost of shares redeemed	(42,866,222)	(229,798,933)	(295,150,967)
Net increase/(decrease) from capital share transactions	(42,866,222)	(223,804,547)	262,849,579
Net increase/(decrease) in net assets	(57,354,008)	(508,898,878)	446,253,531

NET ASSETS:
Beginning of period	209,867,115	718,765,993	272,512,462
End of period	$152,513,107	$209,867,115	$718,765,993

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	7,750,000	12,600,000	7,200,000
Shares sold	–	150,000	11,100,000
Shares redeemed	(1,675,000)	(5,000,000)	(5,700,000)
Shares outstanding, end of period	6,075,000	7,750,000	12,600,000

(a)	Effective November 30, 2022, the Board approved changing the fiscal year-end of the Fund from June 30 to November 30.

See Notes to Financial Statements.

31 | November 30, 2022

ALPS | O’Shares Europe Quality Dividend ETF
Statements of Changes in Net Assets

	For the Period July 1, 2022 to November 30, 2022(a)	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
OPERATIONS:
Net investment income	$43,643	$970,521	$458,122
Net realized gain/(loss)	(4,897,849)	3,196,544	747,430
Net change in unrealized appreciation/depreciation	6,975,792	(14,660,540)	4,207,028
Net increase/(decrease) in net assets resulting from operations	2,121,586	(10,493,475)	5,412,580

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(284,255)	(1,031,977)	(682,515)
Total distributions	(284,255)	(1,031,977)	(682,515)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	–	43,521,283	4,045,935
Cost of shares redeemed	(6,889,121)	(17,876,858)	–
Net increase/(decrease) from capital share transactions	(6,889,121)	25,644,425	4,045,935
Net increase/(decrease) in net assets	(5,051,790)	14,118,973	8,776,000

NET ASSETS:
Beginning of period	40,715,878	26,596,905	17,820,905
End of period	$35,664,088	$40,715,878	$26,596,905

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,800,000	950,000	800,000
Shares sold	–	1,550,000	150,000
Shares redeemed	(325,000)	(700,000)	–
Shares outstanding, end of period	1,475,000	1,800,000	950,000

(a)	Effective November 30, 2022, the Board approved changing the fiscal year-end of the Fund from June 30 to November 30.

See Notes to Financial Statements.

32 | November 30, 2022

ALPS | O’Shares U.S. Quality Dividend ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Period July 1, 2022 to November 30, 2022(a)		For the Year Ended June 30, 2022	For the Year Ended June 30, 2021		For the Year Ended June 30, 2020		For the Year Ended June 30, 2019		For the Year Ended June 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$40.29		$42.00	$33.16		$34.13		$30.69		$29.25

INCOME FROM OPERATIONS:
Net investment income(b)	0.36		0.77	0.69	(c)	0.93		0.89	(c)	0.78
Net realized and unrealized gain/(loss)	2.95		(1.72)	8.81		(0.96)		3.44		1.46
Total from investment operations	3.31		(0.95)	9.50		(0.03)		4.33		2.24

DISTRIBUTIONS:
From net investment income	(0.36)		(0.76)	(0.66)		(0.94)		(0.89)		(0.80)
Total distributions	(0.36)		(0.76)	(0.66)		(0.94)		(0.89)		(0.80)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.95		(1.71)	8.84		(0.97)		3.44		1.44
NET ASSET VALUE, END OF PERIOD	$43.24		$40.29	$42.00		$33.16		$34.13		$30.69
TOTAL RETURN(d)	8.27%		(2.38)%	28.84%		(0.12)%		14.31%		7.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$748,122		$737,229	$688,720		$479,121		$496,574		$411,269

Ratio of expenses to average net assets	0.48	%(e)	0.48%	0.48%		0.48%		0.48%		0.48	%(f)
Ratio of expenses including waiver/reimbursement to average net assets	0.48	%(e)	0.48%	0.48%		0.48%		0.48%		0.48	%(f)
Ratio of net investment income excluding waiver/reimbursement to average net assets	2.11	%(e)	1.78%	1.81%		2.71%		2.76%		2.53%
Ratio of net investment income including waiver/reimbursement to average net assets	2.11	%(e)	1.78%	1.81	%(g)	2.71%		2.76	%(g)	2.54%
Portfolio turnover rate(h)	25%		15%	26%		64	%(i)	15%		18%

(a)	Effective November 30, 2022, the Board approved changing the fiscal year-end of the Fund from June 30 to November 30.
(b)	Based on average shares outstanding during the period.

(c)	The net investment income per share excluding the impact of large, non-recurring dividends (special dividends) was $0.67 during the year ended June 30, 2021 and $0.88 during the year ended June 30, 2019.
(d)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(e)	Annualized.
(f)	Prior to June 28, 2018, the unitary management fee was 0.48% and the former investment advisor to the Fund agreed to contractually waive its fees and reimburse expenses so that the total annual fund operating expenses were limited to 0.48%.
(g)	The ratio of net investment income, including waiver/reimbursement and excluding the impact of large, non-recurring dividends (special dividends) was 1.77% during the year ended June 30, 2021 and 2.71% during the year ended June 30, 2019.
(h)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(i)	Increase in the Portfolio turnover was a result of the Index change that was effective on June 1, 2020.

See Notes to Financial Statements.

33 | November 30, 2022

ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Period July 1, 2022 to November 30, 2022(a)		For the Year Ended June 30, 2022	For the Year Ended June 30, 2021		For the Year Ended June 30, 2020		For the Year Ended June 30, 2019		For the Year Ended June 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$31.67		$35.08	$24.99		$27.45		$27.07		$25.41

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.31		0.59	0.64	(c)	0.64	(c)	0.58	(c)	0.66
Net realized and unrealized gain/(loss)	3.59		(3.38)	9.98		(2.48)		0.38	(d)	1.70
Total from investment operations	3.90		(2.79)	10.62		(1.84)		0.96		2.36

DISTRIBUTIONS:
From net investment income	(0.27)		(0.62)	(0.53)		(0.57)		(0.58)		(0.66)
From net realized gain/loss	–		–	–		–		–		– (e)
From tax return of capital	–		–	–		(0.05)		–		(0.04)
Total distributions	(0.27)		(0.62)	(0.53)		(0.62)		(0.58)		(0.70)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.63		(3.41)	10.09		(2.46)		0.38		1.66
NET ASSET VALUE, END OF PERIOD	$35.30		$31.67	$35.08		$24.99		$27.45		$27.07
TOTAL RETURN(f)	12.39%		(8.12)%	42.79%		(6.82)%		3.65%		9.39%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$181,944		$155,318	$149,215		$93,812		$97,570		$136,802

Ratio of expenses to average net assets	0.48	%(g)	0.48%	0.48%		0.48%		0.48%		0.48%
Ratio of net investment income to average net assets	2.28	%(g)	1.69%	2.08	%(h)	2.38	%(h)	2.16	%(h)	2.51%
Portfolio turnover rate(i)	34%		34%	60%		101	%(j)	52%		64%

(a)	Effective November 30, 2022, the Board approved changing the fiscal year-end of the Fund from June 30 to November 30.
(b)	Based on average shares outstanding during the period.
(c)	The net investment income per share excluding the impact of large, non-recurring dividends (special dividends) was $0.57 during the year ended June 30, 2021, $0.62 during the year ended June 30, 2020 and $0.54 during the year ended June 30, 2019.
(d)	The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.
(e)	Per share amount is less than $0.01.
(f)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(g) Annualized.

(h)	The ratio of net investment income, including waiver/reimbursement and excluding the impact of large, non-recurring dividends (special dividends) was 1.84% during the year ended June 30, 2021, 2.30% during the year ended June 30, 2020 and 2.03% during the year ended June 30, 2019.
(i)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(j)	Increase in the Portfolio turnover was a result of the Index change that was effective on June 1, 2020.

See Notes to Financial Statements.

34 | November 30, 2022

ALPS | O’Shares Global Internet Giants ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Period July 1, 2022 to November 30, 2022(a)		For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019		For the Period June 5, 2018 (Commencement of operations) to June 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$27.08		$57.04	$37.85	$25.04	$24.06		$25.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.04)		(0.15)	(0.21)	(0.10)	(0.06	)(c)	(0.01)
Net realized and unrealized gain/(loss)	(1.93)		(29.81)	19.40	12.91	1.04		(0.93)
Total from investment operations	(1.97)		(29.96)	19.19	12.81	0.98		(0.94)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.97)		(29.96)	19.19	12.81	0.98		(0.94)
NET ASSET VALUE, END OF PERIOD	$25.11		$27.08	$57.04	$37.85	$25.04		$24.06
TOTAL RETURN(d)	(7.27)%		(52.52)%	50.70%	51.16%	4.07%		(3.76)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$152,513		$209,867	$718,766	$272,512	$48,834		$51,735

Ratio of expenses to average net assets	0.48	%(e)	0.48%	0.48%	0.48%	0.48%		0.48	%(e)
Ratio of net investment loss to average net assets	(0.37	)%(e)	(0.32)%	(0.40)%	(0.34)%	(0.28	)%(f)	(0.48	)%(e)
Portfolio turnover rate(g)	22%		51%	48%	38%	55%		8%

(a)	Effective November 30, 2022, the Board approved changing the fiscal year-end of the Fund from June 30 to November 30.
(b)	Based on average shares outstanding during the period.
(c)	The net investment loss per share excluding the impact of large, non-recurring dividends (special dividends) was $(0.07) during the year ended June 30, 2019.
(d)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(e)	Annualized.
(f)	The ratio of net investment loss, including waiver/reimbursement and excluding the impact of large, non-recurring dividends (special dividends) was (0.31)% during the year ended June 30, 2019.
(g)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

35 | November 30, 2022

ALPS | O’Shares Europe Quality Dividend ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Period July 1, 2022 to November 30, 2022(a)		For the Year Ended June 30, 2022	For the Year Ended June 30, 2021		For the Year Ended June 30, 2020		For the Year Ended June 30, 2019		For the Year Ended June 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$22.62		$28.00	$22.28		$24.28		$23.94		$24.69

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.03		0.58	0.55	(c)	0.64	(c)	0.76	(c)	0.69
Net realized and unrealized gain/(loss)	1.71		(5.33)	5.97		(1.95)		0.44		(0.55)
Total from investment operations	1.74		(4.75)	6.52		(1.31)		1.20		0.14

DISTRIBUTIONS:
From net investment income	(0.18)		(0.63)	(0.80)		(0.69)		(0.86)		(0.89)
Total distributions	(0.18)		(0.63)	(0.80)		(0.69)		(0.86)		(0.89)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.56		(5.38)	5.72		(2.00)		0.34		(0.75)
NET ASSET VALUE, END OF PERIOD	$24.18		$22.62	$28.00		$22.28		$24.28		$23.94
TOTAL RETURN(d)	7.78%		(17.29)%	29.72%		(5.44)%		5.16%		0.53%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$35,664		$40,716	$26,597		$17,821		$25,498		$40,698

Ratio of expenses to average net assets	0.48	%(e)	0.48%	0.48%		0.48%		0.48%		0.60	%(f)
Ratio of expenses including waiver/reimbursement to average net assets	0.48	%(e)	0.48%	0.48%		0.48%		0.48%		0.58	%(f)
Ratio of net investment income to average net assets	0.29	%(e)	2.20%	2.18%		2.72%		3.23%		2.75%
Ratio of net investment income including waiver/reimbursement to average net assets	0.29	%(e)	2.20%	2.18	%(g)	2.72	%(g)	3.23	%(g)	2.77	%(g)
Portfolio turnover rate(h)	38%		22%	42%		72	%(i)	35%		30%

(a)	Effective November 30, 2022, the Board approved changing the fiscal year-end of the Fund from June 30 to November 30.
(b)	Based on average shares outstanding during the period.
(c)	The net investment income per share excluding the impact of large, non-recurring dividends (special dividends) was $0.54 during the year ended June 30, 2021, $0.63 during the year ended June 30, 2020 and $0.74 during the year ended June 30, 2019.
(d)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(e)	Annualized.
(f)	Prior to June 28, 2018, the unitary management fee was 0.58% and the former investment advisor to the Fund agreed to contractually waive its fees and reimburse expenses so that the total annual fund operating expenses were limited to 0.58%.
(g)	The ratio of net investment income, including waiver/reimbursement and excluding the impact of large, non-recurring dividends (special dividends) was 2.15% during the year ended June 30, 2021, 2.70% during the year ended June 30, 2020 and 3.15% during the year ended June 30, 2019 and 2.76% during the year ended June 30, 2018.
(h)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(i)	Increase in the Portfolio turnover was a result of the Index change that was effective on June 1, 2020.

See Notes to Financial Statements.

36 | November 30, 2022

ALPS ETF Trust
Notes to Financial Statements	November 30, 2022

1. ORGANIZATION

ALPS ETF Trust (the ‘‘Trust’’), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). As of November 30, 2022, the Trust consisted of twenty-three separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the ALPS | O’Shares U.S. Quality Dividend ETF, the ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF, the ALPS | O’Shares Global Internet Giants ETF and the ALPS | O’Shares Europe Quality Dividend ETF (each a “Fund” and collectively, the “Funds”). Effective November 30, 2022, the Trust's Board of Trustees (the "Board") approved changing the fiscal year-end of the Funds from June 30 to November 30.

The investment objective of the ALPS | O’Shares U.S. Quality Dividend ETF is to seek investment results that track the performance (before fees and expenses) of the O’Shares U.S. Quality Dividend Index. The investment objective of the ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF is to seek investment results that track the performance (before fees and expenses) of the O’Shares U.S. Small-Cap Quality Dividend Index. The investment objective of the ALPS | O’Shares Global Internet Giants ETF is to seek investment results that track the performance (before fees and expenses) of the O’Shares Global Internet Giants Index. The investment objective of the ALPS | O’Shares Europe Quality Dividend ETF is to seek investment results that track the performance (before fees and expenses) of the O’Shares Europe Quality Dividend Index.

ALPS | O’Shares Global Internet Giants ETF is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. ALPS | O’Shares U.S. Quality Dividend ETF, ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF and ALPS | O’Shares Europe Quality Dividend ETF have each elected to qualify as a diversified series of the Trust under the 1940 Act The Funds, previously part of another investment company, OSI ETF Trust, reorganized effective after the close of business on June 17, 2022. See Note 7 for further discussion on the reorganizations.

Each Fund’s Shares (“Shares”) are listed on the Cboe BZX Exchange, Inc. (the “Cboe BZX”). Each Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

37 | November 30, 2022

ALPS ETF Trust
Notes to Financial Statements	November 30, 2022

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the "Adviser") as the valuation designee ("Valuation Designee") for each Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

38 | November 30, 2022

ALPS ETF Trust
Notes to Financial Statements	November 30, 2022

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2022:

ALPS | O’Shares U.S. Quality Dividend ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$747,146,790	$–	$–	$747,146,790
Short Term Investments	925,127	–	–	925,127
Total	$748,071,917	$–	$–	$748,071,917

ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$181,730,527	$–	$–	$181,730,527
Short Term Investments	161,958	–	–	161,958
Total	$181,892,485	$–	$–	$181,892,485

ALPS | O’Shares Global Internet Giants ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$152,407,086	$–	$–	$152,407,086
Short Term Investments	132,849	–	–	132,849
Total	$152,539,935	$–	$–	$152,539,935

ALPS | O’Shares Europe Quality Dividend ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$35,501,373	$–	$–	$35,501,373
Short Term Investments	18,888	–	–	18,888
Total	$35,520,261	$–	$–	$35,520,261

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the period ended November 30, 2022.

C. Foreign Investment Risk

The ALPS | O’Shares Global Internet Giants ETF and the ALPS | O’Shares Europe Quality Dividend ETF may directly purchase securities of foreign issuers. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

Countries with emerging markets may have relatively unstable governments and may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events.

Because foreign markets may be open on different days than the days during which investors may purchase the shares of each Fund, the value of each Fund's securities may change on the days when investors are not able to purchase the shares of the Funds. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE or NASDAQ. Any use of a different rate from the rates used by the Index may adversely affect a Fund's ability to track its Index.

39 | November 30, 2022

ALPS ETF Trust
Notes to Financial Statements	November 30, 2022

D. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

E. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

F. Dividends and Distributions to Shareholders

Dividends from net investment income for each Fund, if any, are declared and paid monthly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

G. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the fiscal period ended November 30, 2022, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Total Distributable Earnings/ (Accumulated Losses)
ALPS | O'Shares U.S. Quality Dividend ETF	$9,788,871	$(9,788,871)
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	812,536	(812,536)
ALPS | O'Shares Global Internet Giants ETF	(4,466,480)	4,466,480
ALPS | O'Shares Europe Quality Dividend ETF	(514,928)	514,928

The tax character of the distributions paid for the fiscal period ended November 30, 2022, and fiscal years ended June 30, 2022 and June 30, 2021 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2022
ALPS | O'Shares U.S. Quality Dividend ETF	$6,308,456	$–	$–
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	1,333,102	–	–
ALPS | O'Shares Global Internet Giants ETF	–	–	–
ALPS | O'Shares Europe Quality Dividend ETF	284,255	–	–

	Ordinary Income	Long-Term Capital Gain	Return of Capital
June 30, 2022
ALPS | O’Shares U.S. Quality Dividend ETF	$13,415,408	$–	$–
ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	2,765,428	–	–
ALPS | O’Shares Global Internet Giants ETF	–	–	–
ALPS | O’Shares Europe Quality Dividend ETF	1,031,977	–	–

	Ordinary Income	Long-Term Capital Gain	Return of Capital
June 30, 2021
ALPS | O'Shares U.S. Quality Dividend ETF	$10,300,014	$–	$–
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	2,128,261	–	–
ALPS | O'Shares Global Internet Giants ETF	–	–	–
ALPS | O'Shares Europe Quality Dividend ETF	682,515	–	–

40 | November 30, 2022

ALPS ETF Trust
Notes to Financial Statements	November 30, 2022

The character of distributions made during the period may differ from its ultimate characterization for federal income tax purposes.

As of November 30, 2022, the components of distributable earnings on a tax basis for each Fund were as follows:

	Accumulated net investment income	Accumulated net realized gain/(loss) on investments	Other accumulated gains	Net unrealized appreciation/ (depreciation) on investments	Total
ALPS | O’Shares U.S. Quality Dividend ETF	$679,101	$(56,166,401)	$–	$91,958,815	$36,471,515
ALPS | O’Shares U.S. Small-Cap Quality Dividend
ETF	332,539	(13,374,787)	–	18,831,362	5,789,114
ALPS | O’Shares Global Internet Giants ETF	–	(141,909,794)	–	(94,100,802)	(236,010,596)
ALPS | O’Shares Europe Quality Dividend ETF	107,853	(9,590,888)	–	(2,660,706)	(12,143,741)

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2022, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS | O'Shares U.S. Quality Dividend ETF	$19,082,389	$37,084,012
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	4,402,596	8,972,191
ALPS | O'Shares Global Internet Giants ETF	91,621,464	50,288,330
ALPS | O'Shares Europe Quality Dividend ETF	2,867,763	6,723,125

As of November 30, 2022, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	ALPS | O’Shares U.S. Quality Dividend ETF	ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	ALPS| O’Shares Global Internet Giants ETF	ALPS| O’Shares Europe Quality Dividend ETF
Gross appreciation (excess of value over tax cost)	$124,003,662	$23,994,061	$2,549,861	$1,656,634
Gross depreciation (excess of tax cost over value)	(32,044,847)	(5,162,699)	(96,650,478)	(4,308,785)
Net depreciation of foreign currency	–	–	(185)	(8,555)
Net unrealized appreciation (depreciation)	$91,958,815	$18,831,362	$(94,100,802)	$(2,660,706)
Cost of investments for income tax purposes	$656,113,102	$163,061,123	$246,640,552	$38,172,412

The differences between book-basis and tax basis are primarily due to the deferral of losses from wash sales, investments in partnerships and investments in passive foreign investment companies.

H. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the fiscal period ended November 30, 2022, each Fund did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Each Fund’s tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

I. Lending of Portfolio Securities

Effective June 20, 2022, the Funds have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. Each Fund may lend its portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Funds' securities held at SSB as custodian shall be available to be lent except those securities the Funds or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Funds collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

41 | November 30, 2022

ALPS ETF Trust
Notes to Financial Statements	November 30, 2022

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Funds' Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Funds, and the Funds do not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations. The Funds did not participate in any securities lending during the fiscal period ended November 30, 2022.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below. From time to time, the Adviser may waive all or a portion of its fee.

Fund	Advisory Fee
ALPS | O’Shares U.S. Quality Dividend ETF	Average net assets up to and including $2 billion	0.48%
	Average net assets greater than $2 billion up to and including $3 billion	0.44%
	Average net assets greater than $3 billion up to and including $4 billion	0.40%
	Average net assets greater than $4 billion up to and including $5 billion	0.36%
	Average net assets greater than $5 billion	0.32%
ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	Average net assets up to and including $2 billion	0.48%
	Average net assets greater than $2 billion up to and including $3 billion	0.44%
	Average net assets greater than $3 billion up to and including $4 billion	0.40%
	Average net assets greater than $4 billion up to and including $5 billion	0.36%
	Average net assets greater than $5 billion	0.32%
ALPS | O’Shares Global Internet Giants ETF		0.48%
ALPS | O’Shares Europe Quality Dividend ETF		0.48%

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including licensing fees to the Underlying Index provider, the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund’s expenses and to compensate the Adviser for providing services for each Fund.

Prior to June 17, 2022, O’Shares Investment Advisers, LLC (“OSI”) served as each predecessor fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “O’Shares Advisory Agreement”). Under the O’Shares Advisory Agreement, the Funds paid OSI a unitary management fee for its services payable on a monthly basis at an annual rate of 0.48%, based on the average daily net assets of each Fund. Under the O’Shares Advisory Agreement, OSI was responsible for all of the ordinary operating expenses of the Funds, except for (i) the management fee, (ii) payments under the Funds’ Rule 12b-1 plan, (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) acquired fund fees and expenses, (v) taxes, interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), litigation expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto) and (viii) other extraordinary or non-routine expenses. See Note 7.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Funds.

42 | November 30, 2022

ALPS ETF Trust
Notes to Financial Statements	November 30, 2022

Each Trustee receives (1) a quarterly retainer of $20,000, (2) a per meeting fee of $10,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the fiscal period ended November 30, 2022, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS | O’Shares U.S. Quality Dividend ETF	$181,119,740	$180,985,168
ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	55,297,037	54,999,215
ALPS | O’Shares Global Internet Giants ETF	40,921,794	41,055,178
ALPS | O’Shares Europe Quality Dividend ETF	13,962,835	14,289,311

For the fiscal period ended November 30, 2022, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS | O’Shares U.S. Quality Dividend ETF	$6,268,529	$46,486,259
ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	13,888,458	5,623,875
ALPS | O’Shares Global Internet Giants ETF	–	42,711,841
ALPS | O’Shares Europe Quality Dividend ETF	–	6,725,222

For the fiscal period ended November 30, 2022, the in-kind net realized gain/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
ALPS | O’Shares U.S. Quality Dividend ETF	$9,870,025
ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	871,499
ALPS | O’Shares Global Internet Giants ETF	(3,711,503)
ALPS | O’Shares Europe Quality Dividend ETF	(503,647)

For the year ended June 30, 2022, the cost of securities purchased and proceeds from sales of securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS | O'Shares U.S. Quality Dividend ETF	$109,264,630	$109,957,756
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	53,519,409	53,090,491
ALPS | O'Shares Global Internet Giants ETF	236,257,402	237,418,829
ALPS | O'Shares Europe Quality Dividend ETF	9,670,617	9,819,223

For the year ended June 30, 2022, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS | O'Shares U.S. Quality Dividend ETF	$229,540,202	$141,453,935
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	78,377,800	56,738,062
ALPS | O'Shares Global Internet Giants ETF	5,604,311	229,266,171
ALPS | O'Shares Europe Quality Dividend ETF	43,374,326	15,564,732

43 | November 30, 2022

ALPS ETF Trust
Notes to Financial Statements	November 30, 2022

For the year ended June 30, 2022, the in-kind net realized gain/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
ALPS | O'Shares U.S. Quality Dividend ETF	$47,018,417
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	15,086,636
ALPS | O'Shares Global Internet Giants ETF	36,553,162
ALPS | O'Shares Europe Quality Dividend ETF	2,867,757

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. MARKET RISK

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause each Fund to lose value. Securities in each Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities each Fund holds, and may adversely affect each Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of each Fund’s securities or other assets. Such impacts may adversely affect the performance of the Funds.

44 | November 30, 2022

ALPS ETF Trust
Notes to Financial Statements	November 30, 2022

7. FUND REORGANIZATIONS

On February 23, 2022, the Board of Trustees of OSI ETF Trust (the “OSI ETF Board”) approved an Agreement and Plan of Reorganization with the Trust (the “Plan”) to reorganize each Predecessor Fund listed below with and into its corresponding Acquiring Fund, each a newly created series of the Trust. Shareholders of the O’Shares U.S. Quality Dividend ETF and O’Shares U.S. Small-Cap Quality Dividend ETF approved the Plan on May 18, 2022. Shareholders of the O’Shares Global Internet Giants ETF approved the Plan on June 15, 2022 and shareholders of the O’Shares Europe Quality Dividend ETF approved the Plan on June 8, 2022. The Trust acquired all of the assets of the corresponding Predecessor Funds, each a series of OSI ETF Trust, in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Predecessor Fund (the “Reorganizations”). The Reorganizations were completed after the close of business on June 17, 2022 in a tax-free exchange in which each shareholder of the Acquiring Funds received the same aggregate share and net asset value.

Acquiring Fund	Predecessor Fund
ALPS | O’Shares U.S. Quality Dividend ETF	O’Shares U.S. Quality Dividend ETF
ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	O’Shares U.S. Small-Cap Quality Dividend ETF
ALPS | O’Shares Global Internet Giants ETF	O’Shares Global Internet Giants ETF
ALPS | O’Shares Europe Quality Dividend ETF	O’Shares Europe Quality Dividend ETF

At the time of the reorganizations, each Acquiring Fund had the same ticker symbol and underlying index as its respective Predecessor Fund, was managed in accordance with the same investment objective and was subject to substantially the same investment strategies, policies and risks as the Predecessor Fund. Each Acquiring Fund is the accounting successor of the corresponding Predecessor Fund and assumed the performance and accounting history of the Predecessor Fund. As a result, the financial statements and financial highlights reflect the operations of the Predecessor Funds for periods prior to June 17, 2022.

Prior to the Reorganizations, the Acquiring Funds did not have any assets or liabilities. For financial reporting purposes, assets received and shares issued by the Acquiring Funds were recorded at fair value; however, the cost basis of the investments received from the Predecessor Funds were carried forward to align ongoing reporting of the Acquiring Funds realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

8. SUBSEQUENT EVENTS

Effective January 3, 2023, dividends from net investment income, if any for the ALPS | O’Shares Europe Quality Dividend ETF are declared and paid quarterly.

45 | November 30, 2022

ALPS ETF Trust
Additional Information	November 30, 2022 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2021:

	Qualified Dividend Income	Dividend Received Deduction
ALPS | O’Shares U.S. Quality Dividend ETF	100%	100%
ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	100%	100%
ALPS | O’Shares Global Internet Giants ETF	0%	0%
ALPS | O’Shares Europe Quality Dividend ETF	87.61%	0%

In early 2022, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2021 via Form 1099. The Funds will notify shareholders in early 2023 of amounts paid to them by the Funds, if any, during the calendar year 2022.

Pursuant to Section 853(c) of the Internal Revenue Code, the following Funds designated the following for the calendar year ended December 31, 2022:

	Foreign Taxes Paid	Foreign Source Income
ALPS | O'Shares Europe Quality Dividend ETF	$166,881	$1,499,181

LICENSING AGREEMENTS

O’Shares Investment Advisers, LLC ( “O’Shares”) has entered into an index licensing agreement with ALPS Advisors Inc. (the “Adviser”) with respect to each of ALPS | O’Shares U.S. Quality Dividend ETF, ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF, ALPS | O’Shares Global Internet Giants ETF, and ALPS | O’Shares Europe Quality Dividend ETF (each, a “Fund”), to allow the Adviser’s use of the O'Shares U.S. Quality Dividend Index, the O'Shares U.S. Small-Cap Quality Dividend Index, the O'Shares Global Internet Giants Index, and the O'Shares Europe Quality Dividend Index (each, an “Underlying Index”). The following disclosure relates to O’Shares.

The Funds are not sponsored, endorsed, sold or promoted by O’Shares or its third party licensors. Neither O’Shares nor its third party licensors make any representation or warranty, express or implied, to shareholders of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the Underlying Index to track general stock market performance. O’Shares’ and its third party licensor’s only relationship to the Adviser and each Fund is the licensing of certain trademarks, service marks and trade names of O’Shares and/or its third party licensors and for the providing the Underlying Index. Neither O’Shares nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of a Fund or the timing of the issuance or sale of a Fund or in the determination or calculation of the equation by which a Fund is to be converted into cash. O’Shares has no obligation or liability in connection with the administration, marketing or trading of the Funds.

NEITHER O’SHARES, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. O’SHARES, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. O’SHARES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL O’SHARES, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

46 | November 30, 2022

ALPS ETF Trust
Additional Information	November 30, 2022 (Unaudited)

O’Shares Investments is a registered trademark and registered service mark of O’Shares Investment, Inc. and has been licensed for use by the Adviser and the Funds.

The Funds are not sponsored, endorsed, sold or promoted by O’Shares, its affiliates or their third party licensors and neither O’Shares, its affiliates nor its third party licensors make any representation regarding the advisability of investing in the Funds.

O’Shares has entered into an agreement with S-Network Global Indexes Inc. (“S-Network”) pursuant to which S-Network calculates each Underlying Index. The following disclosure relates to O’Shares.

The Funds are not sponsored, endorsed, sold or promoted by or its third party licensors. Neither S-Network nor its third party licensors make any representation or warranty, express or implied, to the owners of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the Underlying Index to track general stock market performance. S-Network's and its third party licensor’s only relationship to the Adviser is the licensing of certain trademarks, service marks and trade names of S-Network Global Indexes, Inc. and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S-Network nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of a Fund or the timing of the issuance or sale of a Fund or in the determination or calculation of the equation by which a Fund is to be converted into cash. S-Network has no obligation or liability in connection with the administration, marketing or trading of the Funds.

NEITHER S-NETWORK GLOBAL INDEXES, INC. (“S-Network”), ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE CUSTOM INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S-NETWORK, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE CUSTOM INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S-NETWORK, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

S-Network Global Indexes, Inc.SM, and SNGISM are registered trademarks and registered service marks of S-Network Global Indexes, Inc. “Calculated by S-Network Global Indexes, Inc.” and its related stylized mark are service marks of S-Network Global Indexes, Inc.SM, and have been licensed for use by the Adviser.

The Funds are not sponsored, endorsed, sold or promoted by SNGI, its affiliates or their third party licensors and neither SNGI, its affiliates nor their its third party licensors make any representation regarding the advisability of investing in a Fund.

47 | November 30, 2022

ALPS ETF Trust
Trustees & Officers	November 30, 2022 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees, each of whom have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”).

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	38	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund.
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	38	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014- 2017; Board Member, Strong-Bridge Consulting, 2015- 2019; Board Member, IRI/ODMS Holdings LLC, 2017 – 2019; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015- present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018 - present.	24	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds), Principal Real Estate Income Fund (1 fund).

48 | November 30, 2022

ALPS ETF Trust
Trustees & Officers	November 30, 2022 (Unaudited)

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Edmund J. Burke, 1961	Trustee	Since December 2017	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web- based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020).	33	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All- Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (29 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

49 | November 30, 2022

ALPS ETF Trust
Trustees & Officers	November 30, 2022 (Unaudited)

OFFICERS:

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Laton Spahr, 1975	President	Since June 2021	Mr. Spahr joined ALPS in 2019 and currently serves as President and Portfolio Manager of AAI. Prior to his current role, Mr. Spahr was a Senior Vice President and Strategy Leader of the Value & Income Team for Oppenheimer Funds from 2013 to 2019.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. From September 2019 to September 2022 he served as Chief Compliance Officer of RiverNorth Opportunities Fund, Inc.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at AFS. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns also serves as President of ALPS Variable Investment Trust and Principal Real Estate Income Fund. From June 2019 to September 2022 she served as President of RiverNorth Opportunities Fund, Inc. and from June 2018 to November 2021 she served as Treasurer of Boulder Growth & Income Fund, Inc.
Michael P. Lawlor, 1969	Secretary	Since December 2022	Mr. Lawlor joined ALPS in January 2022, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Lawlor was Lead Fund Counsel at Brighthouse Financial (insurance company) (January 2007-April 2021). Mr. Lawlor also serves as Secretary of Financial Investors Trust and ALPS Variable Investment Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling (toll-free) 1-866-759-5679.

50 | November 30, 2022

Intentionally Left Blank

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

ANNUAL REPORT

ALPS ETF TRUST | November 30, 2022

BFOR

BARRON'S 400℠ ETF

(NYSE ARCA: BFOR)

Performance Overview	1
Disclosure of Fund Expenses	7
Report of Independent Registered Public Accounting Firm	8
Schedule of Investments	9
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	18
Additional Information	24
Board Considerations Regarding Approval of Investment Advisory Agreement	26
Trustees & Officers	27

Barron’s 400SM ETF
Performance Overview	November 30, 2022 (Unaudited)

Investment Objective

The Barron’s 400SM ETF (the “Fund” or “BFOR”) seeks investment results that correspond generally, before fees and expenses, to the performance of the Barron’s 400 IndexSM (the “Underlying Index” or “B400T”). The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of high performing equity securities of U.S. companies. The Fund will invest at least 80% of its total assets in the equity securities which comprise the Underlying Index.

The Underlying Index generally consists of 400 stocks. The Underlying Index’s stocks are constituents of the MarketGrader U.S. Coverage Universe. In compiling the Underlying Index, MarketGrader Capital, LLC (the “Index Provider”) selects the 400 stocks from the MarketGrader U.S. Coverage Universe by using a methodology that selects components based on the strength of their fundamentals in growth, value, profitability and cash flow and then screens such potential Underlying Index components for certain criteria regarding concentration, market capitalization, and liquidity. The eligible stocks that are selected for inclusion in the Underlying Index’s portfolio are equally weighted. The Underlying Index is rebalanced by the Index Provider semiannually, on the third Friday of March and September each year.

Performance Overview

The Barron’s 400 ETF declined 6.2% between November 30, 2021, and November 30, 2022, its worst fiscal year return since the Fund was launched in June 2013. However, in a very challenging year for U.S. equities and for asset prices in general due to rapidly rising interest rates, BFOR showed resilience. The Dow Jones U.S. Total Stock Market Index, the broadest U.S. benchmark equity benchmark, lost 11.3% on a total return basis during the Fund’s fiscal year. Meanwhile, BFOR’s benchmark, the Barron’s 400 Index (B400T), fell by less than half the broad market’s decline, losing 5.5%, on a total return basis. Figure 1 represents the fiscal year returns for BFOR and B400T since the Fund’s inception on June 3, 2013.

Figure 1. Fiscal Year Returns for the Barron’s 400 ETF (BFOR) and its Benchmark, the Barron’s 400 Index (B400T) Since Inception on June 3, 2013.

Fiscal Year	Barron’s 400 ETF (BFOR)	Barron’s 400 Index (B400T)
2013*	17.2%	18.4%
2014	8.1%	9.0%
2015	1.0%	1.8%
2016	9.1%	9.9%
2017	21.9%	22.6%
2018	-2.1%	-1.5%
2019	5.0%	5.6%
2020	13.3%	14.1%
2021	33.2%	34.1%
2022	-6.2%	-5.5%

*	Fiscal year 2013 is measured from the Fund’s inception on June 3, 2013, through November 30, 2013. BFOR returns are based on the Fund’s last market price at each fiscal year’s end date. B400T figures reflect total returns. Source: Bloomberg.

Strategy Helps the Barron’s 400 Index Sidestep the Worst of the Market’s Decline

The most recent fiscal year was particularly challenging for growth stocks, especially when compared to their value counterparts, reversing years of large cap performance. The Russell 3000 Growth Index declined by -21.6% in the 12 months ending November 30th, trailing the Russell 3000 Value Index, which was up 1.9%, by a spread of over 23 percentage points. Meanwhile, the Barron’s 400 Index (B400T), which selects its constituents according to MarketGrader’s Growth at a Reasonable Price (GARP) methodology, was able to sidestep much of the growth benchmark’s decline, falling a mere 5.5%, which means the B400T outperformed the growth benchmark by more than 16 percentage points1.

Besides the Index’s GARP selection methodology, readers should remember that B400T equally weights its constituents at its semi-annual rebalances that take place every March and September. This also served it well during the most recent fiscal year as it helped the Index avoid an overconcentration in large cap growth stocks, which suffered larger declines than the overall market. This may be seen in the -21.6% return for the Russell 1000 Growth Index, well below the -10.7% return for the Russell 1000 Index. Additionally, the Index’s all-cap methodology served it well in outperforming both the large cap and small cap benchmarks, with B400T beating the Russell 1000 Index by 520 basis points and the Russell 2000 Index by 750 basis points. It also outperformed the S&P 500 Index, a widely followed large cap benchmark, by 370 basis points2. Figure 2 shows the fiscal year performance for both BFOR and B400T relative to various broad market benchmarks.

[1]	Source: Bloomberg
[2]	All figures cited above are based on total returns; source: Bloomberg.

1 | November 30, 2022

Barron’s 400SM ETF
Performance Overview	November 30, 2022 (Unaudited)

Figure 2. Fiscal Year 2022 Performance for the Barron’s 400 ETF (BFOR) and the Barron’s 400 Index (B400T) vs. Select Broad, Size, and Style U.S. Equity Benchmarks

Fiscal Year Return
11/30/2021 – 11/30/2022
Barron’s 400 ETF (BFOR)	-6.2%
Barron’s 400 Index (B400T)	-5.5%
Dow Jones US Total Stock Market Index	-11.3%
S&P 500 Index	-9.2%
Russell 1000 Index	-10.7%
Russell 1000 Growth Index	-21.6%
Russell 2000 Index	-13.0%
Russell 2000 Value Index	-4.7%
Russell 3000 Index	-10.8%
Russell 3000 Growth Index	-21.6%
Russell 3000 Value Index	1.9%

All figures are based on total returns. Source: Bloomberg

A Drill-Down Into the Barron’s 400 Companies

The Barron’s 400 Index, as its name implies, tracks 400 companies that are selected based on the quality of their GARP rating, as calculated by MarketGrader. However, over the course of BFOR’s fiscal year, which runs from November 30 of one year to November 30 of the following year, both the Index (B400T) and the Fund (BFOR) hold three different sets of 400 companies, given that B400T is reconstituted and rebalanced every March and September. The first portfolio of 400 companies is the one with which it starts the fiscal year (which was reconstituted in September of the previous fiscal year), and this is held through the March rebalance. When the B400T is reconstituted in March, this essentially determines the second portfolio of 400 companies that BFOR holds. Finally, when B400T reconstitutes in September, the third portfolio of Barron’s 400 companies that BFOR holds is determined. Each portfolio of companies is not, of course, completely different from the others as there is plenty of overlap across all three of them, as explained below.

During the fiscal year ended November 30, 2022, B400T and BFOR held a total of 714 stocks. Figure 3 shows how these holdings were broken down across all three holding periods. Among these 714 stocks, it is worth highlighting the 127 stocks that were selected to B400T across all three holding periods, or the entire fiscal year of BFOR. The average price return for these 127 stocks was -2.3%, outperforming the Index itself by 491 basis points. Figure 4 shows how these companies were broken down by sector along with each category’s average return.

Figure 3. Companies Selected to Barron’s 400 Index by Holding Period

Period	# of Companies
Sept. 2021 to March 2022 Only	147
March 2022 to Sept. 2022 Only	72
Sept. 2022 to Present Only (in current portfolio)	136
Sept. 2021 to March 2022 & March 2022 to Sept. 2022	95
Sept. 2021 to March 2022 & Sept. 2022 to Present	31
March 2022 to Sept. 2022 & Sept. 2022 to Present (in current portfolio)	106
Entire Period: Sept. 2021 to Present (in current portfolio)	127
Total Holdings from Sept. 2021 to Present	714

Source: MarketGrader Research

2 | November 30, 2022

Barron’s 400SM ETF
Performance Overview	November 30, 2022 (Unaudited)

Figure 4. Size & Sector Composition of Companies Selected to Barron’s 400 Index Across All Holding Periods During Fiscal Year 2022

Market Cap Breakdown	Count	Average Market Cap in USD Millions	Average Return
Large Caps	74	151,632	-5.2%
Small Caps	53	4,582	1.8%
Total	127	90,265	-2.3%

Sector Breakdown
Consumer Discretionary	20	9,460	-13.9%
Consumer Staples	5	70,656	20.2%
Energy	6	15,073	42.8%
Financials	16	9,091	-5.3%
Health Care	14	95,855	5.1%
Industrials	26	28,880	-10.8%
Materials	13	17,631	9.2%
Technology	27	309,749	-7.2%

Market Cap breakdown is based on MarketGrader’s annual categorization of the U.S. equity universe by size. All companies in the top 85% of aggregate market capitalization are considered large caps and the remaining companies are considered small caps. Sources: MarketGrader Research, FactSet.

3 | November 30, 2022

Barron’s 400SM ETF
Performance Overview	November 30, 2022 (Unaudited)

Lastly, Figure 5 shows the 30 best performing stocks in B400T during fiscal year 2022, across all holding periods. Some, like top performer Catalyst Pharmaceuticals (CPRX), achieved some of the year’s best returns because they were held for the entire period. Others, like San Juan Basin Royalty Trust (SJT), were held over two holding periods, starting with the March 2022 rebalance. And, remarkably, six of the top 30 made the list after only two months as members of B400T, having been selected in September 2022.

Figure 5. Top 30 Performing Stocks in the Barron’s 400 Index During the 2022 Fiscal Year*

Symbol	Company Name	Market Cap** (in USD Millions)	Sector	Start Date	End Date	Return (%)
CPRX	Catalyst Pharmaceuticals, Inc.	522	Health Care	11/30/21	11/30/22	139.6
TPL	Texas Pacific Land Corp.	10,267	Energy	11/30/21	11/30/22	114.5
CLFD	Clearfield, Inc.	524	Technology	11/30/21	11/30/22	103.3
BDSI	BioDelivery Sciences Intl.	360	Health Care	11/30/21	3/18/22	100.7
STLD	Steel Dynamics, Inc.	13,038	Materials	11/30/21	11/30/22	73.8
SJT	San Juan Basin Royalty Trust	324	Energy	3/21/22	11/30/22	73.7
VRTX	Vertex Pharmaceuticals Inc.	51,351	Health Care	11/30/21	11/30/22	69.3
CCRN	Cross Country Healthcare, Inc.	768	Health Care	3/21/22	11/30/22	64.8
EOG	EOG Resources, Inc.	39,777	Energy	11/30/21	11/30/22	63.1
HALO	Halozyme Therapeutics, Inc.	5,985	Health Care	11/30/21	3/18/22	58.8
	Archer-Daniels-Midland
ADM	Company	33,493	Consumer Staples	11/30/21	11/30/22	56.7
MUSA	Murphy USA, Inc.	4,103	Consumer Discretionary	3/21/22	11/30/22	54.3
BTU	Peabody Energy Corporation	3,463	Energy	9/19/22	11/30/22	50.5
MOS	Mosaic Company	11,173	Materials	11/30/21	11/30/22	49.9
CHRD	Chord Energy Corporation	2,313	Energy	9/19/22	11/30/22	48.9
CAT	Caterpillar Inc.	115,671	Industrials	11/30/21	3/18/22	48.3
DE	Deere & Company	108,228	Industrials	11/30/21	3/18/22	45.4
ATEN	A10 Networks, Inc.	934	Technology	9/19/22	11/30/22	45.2
MNRL	Brigham Minerals, Inc. Class A	1,002	Energy	3/21/22	11/30/22	43.4
MGPI	MGP Ingredients, Inc.	881	Consumer Staples	11/30/21	9/16/22	43.2
HDSN	Hudson Technologies, Inc.	326	Industrials	9/19/22	11/30/22	42.7
FHN	First Horizon Corporation	8,601	Financials	11/30/21	3/18/22	42.7
NUE	Nucor Corporation	33,678	Materials	11/30/21	11/30/22	41.1
PBF	PBF Energy, Inc. Class A	3,679	Energy	9/19/22	11/30/22	40.6
LSCC	Lattice Semiconductor Corp.	7,438	Technology	9/19/22	11/30/22	40.3
ABBV	AbbVie, Inc.	197,618	Health Care	11/30/21	11/30/22	39.8
MRK	Merck & Co., Inc.	192,673	Health Care	3/21/22	11/30/22	39.3
NOC	Northrop Grumman Corp.	58,867	Industrials	11/30/21	9/16/22	39.1
HES	Hess Corporation	28,224	Energy	3/21/22	11/30/22	38.6
MGY	Magnolia Oil & Gas Corp. Cl A	3,143	Energy	11/30/21	11/30/22	37.5

*	Regardless of holding period.
**	Market Capitalizations are from the first date each company was first selected to the Index across the three holding periods in fiscal year 2022. All returns are price-only. Sources: MarketGrader Research, FactSet.

4 | November 30, 2022

Barron’s 400SM ETF
Performance Overview	November 30, 2022 (Unaudited)

Performance (as of November 30, 2022)

	1 Year	5 Year	Since Inception^
Barron’s 400SM ETF – NAV	-6.18%	7.79%	10.04%
Barron’s 400SM ETF – Market Price*	-6.21%	7.79%	10.04%
Barron’s 400 IndexSM	-5.52%	8.51%	10.77%

Total Expense Ratio (per the current prospectus) is 0.65%

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

Net Asset Value (NAV) is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on June 4, 2013.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The Barron’s 400 IndexSM, calculated by NYSE Arca or its affiliates, measures the performance of a diversified group of U.S. companies selected in part based on fundamentals-related rules-based criteria. The index includes companies that have scored highest according to fundamentals-related rankings calculated by MarketGrader Capital, LLC. Additional rules-based screening provides for sector and market cap diversification. The Underlying Index has been licensed by MarketGrader for use with the Barron’s 400SM ETF.

The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect Fund performance.

Funds that emphasize investments in small/mid cap companies will generally experience greater price volatility.

Barron’s 400SM ETF shares are not individually redeemable. Investors buy and sell shares of the Barron’s 400SM ETF on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The Barron’s 400SM ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

5 | November 30, 2022

Barron’s 400SM ETF
Performance Overview	November 30, 2022 (Unaudited)

Top 10 Holdings*^ (as of November 30, 2022)

Amkor Technology, Inc.	0.35%
Texas Pacific Land Corp.	0.34%
Atkore, Inc.	0.34%
Hudson Technologies, Inc.	0.34%
Peabody Energy Corp.	0.33%
Netflix, Inc.	0.33%
Lattice Semiconductor Corp.	0.33%
A10 Networks, Inc.	0.33%
Halozyme Therapeutics, Inc.	0.32%
Medpace Holdings, Inc.	0.32%
Total % of Top 10 Holdings	3.33%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

^	Excludes Money Market Fund

Sector Allocation* (as of November 30, 2022)

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2022)

Comparison of change in value of a $10,000 investment in the Fund and the Underlying Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6 | November 30, 2022

Barron’s 400SM ETF
Disclosure of Fund Expenses	November 30, 2022 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the six month period and held through November 30, 2022.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/22	Ending Account Value 11/30/22	Expense Ratio(a)	Expenses Paid During Period 6/1/22 - 11/30/22(b)
Barron's 400 SM ETF
Actual	$1,000.00	$1,024.40	0.65%	$3.30
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

7 | November 30, 2022

Barron’s 400SM ETF
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ALPS ETF Trust and the shareholders of Barron’s 400SM ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Barron’s 400SM ETF, a series of shares of beneficial interest in ALPS ETF Trust (the “Fund”), including the schedule of investments, as of November 30, 2022, and the related statements of operations and changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, and the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended November 30, 2021 and the financial highlights for each of the years in the four-year period then ended were audited by other auditors whose report dated January 26, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the ALPS ETF Trust since 2022.

Philadelphia, Pennsylvania

January 27, 2023

8 | November 30, 2022

Barron’s 400SM ETF
Schedule of Investments	November 30, 2022

Security Description	Shares	Value
COMMON STOCKS (97.29%)
Communication Services (2.43%)
Alphabet, Inc., Class A(a)	3,083	$311,352
Charter Communications, Inc., Class A(a)	830	324,771
Electronic Arts, Inc.	2,522	329,827
Liberty Media Corp.-Liberty SiriusXM, Class C(a)	7,783	341,129
Meta Platforms, Inc., Class A(a)	2,100	248,010
Netflix, Inc.(a)	1,482	452,796
Nexstar Media Group, Inc., Class A	1,660	314,670
PubMatic, Inc., Class A(a)(b)	17,984	281,809
Warner Music Group Corp., Class A	11,611	397,909
World Wrestling Entertainment, Inc., Class A	4,706	375,915
Total Communication Services		3,378,188

Consumer Discretionary (13.53%)
Airbnb, Inc., Class A(a)	2,644	270,058
Asbury Automotive Group, Inc.(a)	1,991	373,551
Best Buy Co., Inc.	4,350	371,055
Booking Holdings, Inc.(a)	167	347,268
Buckle, Inc.	9,797	430,578
Cavco Industries, Inc.(a)	1,524	349,956
Chipotle Mexican Grill, Inc.(a)	190	309,122
Crocs, Inc.(a)	4,264	430,664
Darden Restaurants, Inc.	2,495	366,740
Dave & Buster's Entertainment, Inc.(a)	8,872	351,864
Deckers Outdoor Corp.(a)	960	382,925
Destination XL Group, Inc.(a)	53,762	358,055
Dillard's, Inc., Class A(b)	1,091	392,433
Dollar Tree, Inc.(a)	2,318	348,372
DR Horton, Inc.	4,626	397,836
Ethan Allen Interiors, Inc.	13,575	386,209
Ford Motor Co.	21,731	302,061
Fox Factory Holding Corp.(a)	3,642	386,416
Genuine Parts Co.	2,030	372,160
Green Brick Partners, Inc.(a)	14,192	343,163
H&R Block, Inc.	7,164	313,138
Hasbro, Inc.	4,010	251,908
Home Depot, Inc.	1,154	373,885
Installed Building Products, Inc.	3,650	309,995
Kontoor Brands, Inc.(b)	8,805	382,577
LCI Industries	2,770	273,842
Lennar Corp., Class B	5,440	394,998
LKQ Corp.	6,345	344,724
Malibu Boats, Inc., Class A(a)	5,892	340,027
MarineMax, Inc.(a)	9,926	327,856
Marriott International, Inc., Class A	2,056	339,960
Meritage Homes Corp.(a)	4,330	374,155
MGM Resorts International	9,450	348,327
Murphy USA, Inc.	1,132	334,857
NIKE, Inc., Class B	3,030	332,361

Security Description	Shares	Value
Consumer Discretionary (continued)
NVR, Inc.(a)	80	$371,121
OneWater Marine, Inc., Class A(a)	9,264	302,840
Oxford Industries, Inc.	3,713	419,049
Patrick Industries, Inc.	6,636	371,152
Pool Corp.	959	315,904
PulteGroup, Inc.	8,173	365,987
RCI Hospitality Holdings, Inc.	4,708	428,522
RH(a)	1,226	351,654
Shoe Carnival, Inc.	13,892	366,888
Skyline Champion Corp.(a)	5,979	310,848
Steven Madden, Ltd.	11,060	382,012
Taylor Morrison Home Corp., Class A(a)	13,636	414,398
Tesla, Inc.(a)	1,096	213,391
TopBuild Corp.(a)	1,835	282,737
Tractor Supply Co.	1,658	375,222
Ulta Beauty, Inc.(a)	747	347,236
Vista Outdoor, Inc.(a)(b)	11,401	318,886
Williams-Sonoma, Inc.	2,237	261,505
Winnebago Industries, Inc.(b)	5,534	324,237
Total Consumer Discretionary		18,836,685

Consumer Staples (2.41%)
Archer-Daniels-Midland Co.	3,720	362,700
Brown-Forman Corp., Class A	4,436	323,783
Cal-Maine Foods, Inc.	5,675	330,739
Campbell Soup Co.	6,798	364,849
Coca-Cola Co.	5,320	338,405
Costco Wholesale Corp.	631	340,267
Darling Ingredients, Inc.(a)	4,218	302,979
General Mills, Inc.	4,310	367,643
Hershey Co.	1,441	338,880
Tyson Foods, Inc., Class A	4,369	289,577
Total Consumer Staples		3,359,822

Energy (13.83%)
Antero Resources Corp.(a)	8,030	293,496
APA Corp.	8,184	383,420
Arch Resources, Inc., Class A	2,442	377,899
Brigham Minerals, Inc., Class A	11,619	411,661
California Resources Corp.	7,409	336,220
Callon Petroleum Co.(a)	7,623	319,556
Chesapeake Energy Corp.	3,163	327,370
Chevron Corp.	2,012	368,820
Chord Energy Corp.	2,297	350,361
Civitas Resources, Inc.	5,119	344,816
Comstock Resources, Inc.	16,353	300,078
ConocoPhillips	2,917	360,279
CONSOL Energy, Inc.	4,820	373,309
Coterra Energy, Inc.	10,661	297,549
Denbury, Inc.(a)	3,756	337,139
Devon Energy Corp.	4,640	317,933
Diamondback Energy, Inc.	2,377	351,844
Earthstone Energy, Inc., Class A(a)	21,381	338,675
EOG Resources, Inc.	2,642	374,979
EQT Corp.	6,680	283,299

9 | November 30, 2022

Barron’s 400SM ETF
Schedule of Investments	November 30, 2022

Security Description	Shares	Value
Energy (continued)
Exxon Mobil Corp.	3,368	$374,993
Halliburton Co.	10,989	416,373
Hess Corp.	2,587	372,295
HF Sinclair Corp.	6,228	388,254
Kinder Morgan, Inc.	17,621	336,914
Kosmos Energy, Ltd.(a)	49,801	331,177
Laredo Petroleum, Inc.(a)	4,469	285,256
Magnolia Oil & Gas Corp., Class A	13,969	364,312
Marathon Oil Corp.	12,094	370,439
Marathon Petroleum Corp.	3,292	400,999
Matador Resources Co.	5,489	364,250
Murphy Oil Corp.	8,081	381,423
Northern Oil and Gas, Inc.(b)	10,118	368,194
Occidental Petroleum Corp.	4,898	340,362
ONEOK, Inc.	5,191	347,382
Ovintiv, Inc.	6,212	346,381
PBF Energy, Inc., Class A	10,375	412,614
PDC Energy, Inc.	4,908	364,763
Peabody Energy Corp.(a)(b)	14,295	456,582
Permian Resources Corp.	41,000	416,560
Phillips 66	3,720	403,397
Pioneer Natural Resources Co.	1,328	313,395
Range Resources Corp.	10,181	293,925
Ranger Oil Corp.(a)	8,373	364,812
Sabine Royalty Trust(b)	3,928	314,672
San Juan Basin Royalty Trust	27,707	322,509
SandRidge Energy, Inc.(a)	17,408	355,123
Schlumberger Ltd.	8,320	428,896
SilverBow Resources, Inc.(a)	8,841	308,639
SM Energy Co.	7,150	308,236
Targa Resources Corp.	4,641	345,244
Texas Pacific Land Corp.	184	477,027
VAALCO Energy, Inc.	68,868	356,736
Valero Energy Corp.	2,880	384,826
Total Energy		19,265,663

Financials (16.49%)
Ally Financial, Inc.	10,011	270,397
Amalgamated Financial Corp.	14,086	375,674
American Equity Investment Life Holding Co.	8,639	349,966
American Express Co.	2,065	325,423
American International Group, Inc.	5,911	373,043
Ameriprise Financial, Inc.	1,154	383,070
Ameris Bancorp	6,835	361,435
Bank of America Corp.	9,459	358,023
Bank OZK	7,845	362,047
Blackstone, Inc.	3,395	310,744
Capital One Financial Corp.	3,179	328,200
Cathay General Bancorp	7,794	362,187
Charles Schwab Corp.	4,406	363,671
Comerica, Inc.	3,914	280,790
ConnectOne Bancorp, Inc.	12,925	339,152
Dime Community Bancshares, Inc.	10,388	370,540
Discover Financial Services	3,258	353,037

Security Description	Shares	Value
Financials (continued)
East West Bancorp, Inc.	4,386	$307,941
Enterprise Financial Services Corp.	6,930	362,716
Equitable Holdings, Inc.	10,743	340,983
FactSet Research Systems, Inc.	718	331,206
Farmers & Merchants Bancorp, Inc./Archbold OH	11,770	337,564
Fidelity National Financial, Inc., Class A	7,899	318,804
Fifth Third Bancorp	9,154	332,840
First BanCorp	22,565	347,050
First Citizens BancShares, Inc., Class A	380	310,255
First Commonwealth Financial Corp.	24,303	357,740
First Financial Bankshares, Inc.	7,654	282,815
First Foundation, Inc.	16,812	235,536
First Republic Bank	2,120	270,533
Hamilton Lane, Inc., Class A	4,534	334,972
Hancock Whitney Corp.	6,535	358,379
Hanmi Financial Corp.	13,399	362,443
Horizon Bancorp, Inc.	17,229	280,144
Huntington Bancshares, Inc.	22,840	353,563
Jackson Financial, Inc., Class A	9,925	370,699
JPMorgan Chase & Co.	2,762	381,653
KeyCorp	17,847	335,702
Lakeland Bancorp, Inc.	19,661	367,268
Marsh & McLennan Cos., Inc.	2,000	346,360
Metropolitan Bank Holding Corp.(a)	4,576	290,759
Mr Cooper Group, Inc.(a)	7,381	333,326
Northern Trust Corp.	3,370	313,781
OFG Bancorp	12,046	348,973
Origin Bancorp, Inc.	7,937	324,782
Pacific Premier Bancorp, Inc.	10,045	371,163
Patria Investments, Ltd., Class A	23,516	320,993
Pinnacle Financial Partners, Inc.	3,972	333,211
PNC Financial Services Group, Inc.	2,000	336,520
Preferred Bank	4,781	361,396
Premier Financial Corp.	12,507	364,954
Principal Financial Group, Inc.	4,140	371,275
Regions Financial Corp.	14,776	342,951
Sandy Spring Bancorp, Inc.	8,469	294,891
ServisFirst Bancshares, Inc.	3,876	293,878
Signature Bank/New York NY	1,801	251,240
Silvergate Capital Corp., Class A(a)(b)	3,605	98,885
South State Corp.	4,018	352,981
Southside Bancshares, Inc.	8,684	315,577
Synchrony Financial	10,130	380,685
Synovus Financial Corp.	7,985	336,408
The Hartford Financial Services Group, Inc.	4,844	369,936
Truist Financial Corp.	6,800	318,308
TrustCo Bank Corp.	9,738	378,224

10 | November 30, 2022

Barron’s 400SM ETF
Schedule of Investments	November 30, 2022

Security Description	Shares	Value
Financials (continued)
UMB Financial Corp.	3,650	$312,148
US Bancorp	7,093	321,951
Washington Federal, Inc.	10,336	364,551
Western Alliance Bancorp	4,282	293,488
WR Berkley Corp.	4,819	367,593
Total Financials		22,959,393

Health Care (8.32%)
Abbott Laboratories	3,038	326,828
AbbVie, Inc.	2,315	373,132
Agilent Technologies, Inc.	2,404	372,572
Amgen, Inc.	1,415	405,256
AMN Healthcare Services, Inc.(a)	3,111	384,831
Amphastar Pharmaceuticals, Inc.(a)	11,127	328,135
Bristol-Myers Squibb Co.	4,536	364,150
Catalyst Pharmaceuticals, Inc.(a)	20,996	352,103
Charles River Laboratories International, Inc.(a)	1,511	345,369
Cross Country Healthcare, Inc.(a)	12,144	434,512
Danaher Corp.	1,140	311,687
Doximity, Inc., Class A(a)(b)	9,684	329,159
Dynavax Technologies Corp.(a)(b)	28,518	353,908
Halozyme Therapeutics, Inc.(a)	7,779	445,426
Harmony Biosciences Holdings, Inc.(a)(b)	7,003	418,569
Hologic, Inc.(a)	4,728	360,085
IQVIA Holdings, Inc.(a)	1,510	329,210
iTeos Therapeutics, Inc.(a)	15,898	320,345
Laboratory Corp. of America Holdings	1,405	338,184
Medpace Holdings, Inc.(a)	2,105	441,818
Merck & Co., Inc.	3,722	409,867
Mettler-Toledo International, Inc.(a)	257	377,677
Moderna, Inc.(a)	2,442	429,572
QuidelOrtho Corp.(a)	3,836	336,072
Repligen Corp.(a)(b)	1,440	257,530
ResMed, Inc.	1,370	315,374
Shockwave Medical, Inc.(a)	1,115	282,764
SIGA Technologies, Inc.	24,090	221,146
Thermo Fisher Scientific, Inc.	574	321,566
Vertex Pharmaceuticals, Inc.(a)	1,144	361,962
Waters Corp.(a)	1,075	372,595
West Pharmaceutical Services, Inc.	1,096	257,187
Zoetis, Inc.	1,997	307,818
Total Health Care		11,586,409

Industrials (17.19%)
Advanced Drainage Systems, Inc.(b)	2,370	230,506
AerSale Corp.(a)	15,790	250,271
AMETEK, Inc.	2,606	371,146

Security Description	Shares	Value
Industrials (continued)
Applied Industrial Technologies, Inc.	3,073	$407,142
ArcBest Corp.	4,284	354,587
Atkore, Inc.(a)	3,904	476,874
Boise Cascade Co.	5,421	401,371
Builders FirstSource, Inc.(a)	5,652	361,332
Carlisle Cos., Inc.	1,064	279,949
Caterpillar, Inc.	1,740	411,353
CH Robinson Worldwide, Inc.	2,918	292,442
Cintas Corp.	787	363,421
Comfort Systems USA, Inc.	3,150	399,294
Copart, Inc.(a)	5,833	388,244
Covenant Logistics Group, Inc.	11,317	434,460
CSX Corp.	10,174	332,588
Deere & Co.	884	389,844
Dover Corp.	2,528	358,850
Eagle Bulk Shipping, Inc.(b)	6,861	352,998
Emerson Electric Co.	3,893	372,833
Encore Wire Corp.	2,723	397,857
Expeditors International of Washington, Inc.	3,217	373,365
Fastenal Co.	6,684	344,293
Forward Air Corp.	3,272	367,675
Genco Shipping & Trading, Ltd.	22,721	336,952
Generac Holdings, Inc.(a)	1,511	159,441
GMS, Inc.(a)	7,468	366,679
Golden Ocean Group, Ltd.(b)	34,843	294,075
Graco, Inc.	4,968	347,611
Herc Holdings, Inc.	2,780	356,313
Heritage-Crystal Clean, Inc.(a)	10,296	325,354
Hertz Global Holdings, Inc.(a)(b)	16,810	289,132
Hub Group, Inc., Class A(a)	4,187	352,336
Hubbell, Inc.	1,467	372,706
Hudson Technologies, Inc.(a)	41,921	473,288
IDEX Corp.	1,548	367,634
Insteel Industries, Inc.	11,513	339,518
JB Hunt Transport Services, Inc.	1,879	345,529
Knight-Swift Transportation Holdings, Inc.	6,462	358,189
Korn Ferry	6,190	353,016
Landstar System, Inc.	2,213	382,805
Marten Transport, Ltd.	16,411	349,718
Matson, Inc.	4,453	283,923
Mueller Industries, Inc.	5,247	360,836
Nordson Corp.	1,413	334,160
Old Dominion Freight Line, Inc.	1,235	373,723
Owens Corning	3,776	335,460
PACCAR, Inc.	3,735	395,574
Quanex Building Products Corp.	16,108	382,887
Republic Services, Inc.	2,193	305,463
Resources Connection, Inc.	16,928	326,710
Robert Half International, Inc.	4,094	322,525
Ryder System, Inc.	4,212	393,780
Saia, Inc.(a)	1,632	397,539
Schneider National, Inc., Class B	14,459	372,464

11 | November 30, 2022

Barron’s 400SM ETF
Schedule of Investments	November 30, 2022

Security Description	Shares	Value
Industrials (continued)
Simpson Manufacturing Co., Inc.	3,782	$351,915
Snap-on, Inc.	1,476	355,126
Trex Co., Inc.(a)	6,800	312,052
Triton International, Ltd.	5,346	360,695
UFP Industries, Inc.	4,359	356,828
United Parcel Service, Inc., Class B	1,664	315,711
United Rentals, Inc.(a)	1,088	384,097
Verisk Analytics, Inc.	1,728	317,451
Waste Management, Inc.	1,879	315,146
Watsco, Inc.	1,176	316,320
Watts Water Technologies, Inc., Class A	2,412	382,181
Werner Enterprises, Inc.	8,122	357,206
WW Grainger, Inc.	576	347,363
Total Industrials		23,940,126

Information Technology (13.41%)
A10 Networks, Inc.	24,169	452,202
Adobe, Inc.(a)	872	300,779
Advanced Micro Devices, Inc.(a)	4,178	324,338
Amkor Technology, Inc.	17,567	492,227
Amphenol Corp., Class A	4,329	348,181
Analog Devices, Inc.	2,168	372,701
Apple, Inc.	2,088	309,087
Applied Materials, Inc.	3,545	388,532
Arista Networks, Inc.(a)	2,680	373,324
Automatic Data Processing, Inc.	1,367	361,079
Axcelis Technologies, Inc.(a)	5,119	408,803
Black Knight, Inc.(a)	4,721	292,655
Broadcom, Inc.	638	351,557
Cadence Design Systems, Inc.(a)	1,925	331,177
CDW Corp.	1,860	350,870
Cirrus Logic, Inc.(a)	4,372	326,632
Cisco Systems, Inc.	7,291	362,509
Clearfield, Inc.(a)	3,198	420,921
Corning, Inc.	9,769	333,416
Diodes, Inc.(a)	4,770	439,937
Enphase Energy, Inc.(a)	1,050	336,619
Entegris, Inc.	3,360	259,694
FleetCor Technologies, Inc.(a)	1,516	297,439
GLOBALFOUNDRIES, Inc.(a)(b)	5,630	362,291
Jack Henry & Associates, Inc.	1,652	312,806
Keysight Technologies, Inc.(a)	1,902	344,053
KLA Corp.	941	369,954
Lam Research Corp.	763	360,426
Lattice Semiconductor Corp.(a)	6,212	452,420
Littelfuse, Inc.	1,430	352,495
Mastercard, Inc., Class A	988	352,123
MaxLinear, Inc.(a)	9,218	337,379
Microchip Technology, Inc.	5,084	402,602
Micron Technology, Inc.	5,978	344,632
Microsoft Corp.	1,274	325,048
Monolithic Power Systems, Inc.	759	289,908
NetApp, Inc.	4,504	304,515

Security Description	Shares	Value
Information Technology (continued)
ON Semiconductor Corp.(a)	5,013	$376,978
Onto Innovation, Inc.(a)	4,553	364,012
Paychex, Inc.	2,632	326,447
Paycom Software, Inc.(a)	890	301,799
Photronics, Inc.(a)	20,405	383,614
Power Integrations, Inc.	4,798	386,143
Progress Software Corp.	7,083	377,666
PTC, Inc.(a)	2,743	348,937
QUALCOMM, Inc.	2,565	324,447
Skyworks Solutions, Inc.	3,283	313,920
Synopsys, Inc.(a)	994	337,503
Teradyne, Inc.	3,850	359,783
Texas Instruments, Inc.	1,995	360,018
Verra Mobility Corp.(a)	19,623	311,025
Visa, Inc., Class A, Class A	1,606	348,502
Zoom Video Communications, Inc., Class A(a)	4,061	306,321
Total Information Technology		18,672,446

Materials (8.38%)
AdvanSix, Inc.	9,180	377,849
Air Products and Chemicals, Inc.	1,256	389,561
Alcoa Corp.	6,401	320,882
Alpha Metallurgical Resources, Inc.	2,348	402,048
Avery Dennison Corp.	1,738	336,008
Celanese Corp.	2,935	314,926
CF Industries Holdings, Inc.	3,199	346,100
Chemours Co.	9,215	286,126
Cliffs Natural Resources, Inc.(a)(b)	19,088	295,482
Commercial Metals Co.	8,052	396,319
Dow Chemical Co.	6,691	341,040
Eagle Materials, Inc.	2,749	374,799
Eastman Chemical Co.	3,810	330,022
Freeport-McMoRan, Inc.	10,318	410,656
Huntsman Corp.	12,194	338,749
International Paper Co.	7,910	293,619
Intrepid Potash, Inc.(a)	7,411	267,167
Louisiana-Pacific Corp.	6,043	385,543
Martin Marietta Materials, Inc.	946	346,690
Mosaic Co.	6,112	313,546
MP Materials Corp.(a)(b)	9,891	328,876
Myers Industries, Inc.	17,721	413,608
Nucor Corp.(b)	2,366	354,782
Olin Corp.	6,245	355,840
Olympic Steel, Inc.	12,291	431,291
Packaging Corp. of America	2,335	317,303
Reliance Steel & Aluminum Co.	1,711	361,517
Ryerson Holding Corp.	11,259	332,028
Steel Dynamics, Inc.	3,914	406,782
TimkenSteel Corp.(a)	19,648	367,418
United States Steel Corp.	14,393	378,392
Warrior Met Coal, Inc.	10,676	393,090
Westlake Corp.	3,408	366,871
Total Materials		11,674,930

12 | November 30, 2022

Barron’s 400SM ETF
Schedule of Investments	November 30, 2022

Security Description	Shares	Value
Real Estate (0.47%)
CBRE Group, Inc., Class A(a)	4,094	$325,882
Marcus & Millichap, Inc.	8,671	322,908
Total Real Estate		648,790

Utilities (0.83%)
Brookfield Renewable Corp.	8,081	263,521
National Fuel Gas Co.	4,620	305,983
Otter Tail Corp.	4,380	261,179
UGI Corp.	8,321	321,607
Total Utilities		1,152,290

TOTAL COMMON STOCKS
(Cost $120,888,734)		135,474,742

Security Description	Shares	Value
LIMITED PARTNERSHIPS (2.13%)
Energy (1.67%)
Black Stone Minerals LP	20,011	375,206
Dorchester Minerals LP	11,295	341,674
Enterprise Products Partners LP	12,094	300,052
Kimbell Royalty Partners LP	18,550	320,359
Magellan Midstream Partners LP	6,288	331,378
MPLX LP	9,772	332,150
Western Midstream Partners LP	11,601	324,596
Total Energy		2,325,415

Materials (0.23%)
CVR Partners LP	2,447	314,195

Utilities (0.22%)
Suburban Propane Partners LP	19,081	314,073

TOTAL LIMITED PARTNERSHIPS
(Cost $2,737,810)		2,953,683

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (1.81%)
Money Market Fund (0.46%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $646,709)	3.69%	646,709	$646,709

Investments Purchased with Collateral from Securities Loaned (1.35%)
State Street Navigator Securities Lending Government Money Market Portfolio, 3.86%
(Cost $1,877,149)		1,877,149	1,877,149
TOTAL SHORT TERM INVESTMENTS
(Cost $2,523,858)			2,523,858

TOTAL INVESTMENTS (101.22%)
(Cost $126,150,402)			$140,952,283
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.22%)			(1,704,687)
NET ASSETS - 100.00%			$139,247,596

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $4,395,851.

See Notes to Financial Statements.

13 | November 30, 2022

Barron’s 400SM ETF
Statement of Assets and Liabilities	November 30, 2022

ASSETS:
Investments, at value*	$140,952,283
Dividends receivable	243,665
Total Assets	141,195,948

LIABILITIES:
Payable to adviser	71,203
Payable for collateral upon return of securities loaned	1,877,149
Total Liabilities	1,948,352
NET ASSETS	$139,247,596

NET ASSETS CONSIST OF:
Paid-in capital	$175,223,529
Total distributable earnings/(accumulated losses)	(35,975,933)
NET ASSETS	$139,247,596

INVESTMENTS, AT COST	$126,150,402

PRICING OF SHARES
Net Assets	$139,247,596
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	2,400,000
Net Asset Value, offering and redemption price per share	$58.02

*	Includes $4,395,851 of securities on loan.

See Notes to Financial Statements.

14 | November 30, 2022

Barron’s 400SM ETF
Statement of Operations	For the Year Ended November 30, 2022

INVESTMENT INCOME:
Dividends*	$2,692,048
Securities Lending Income	14,940
Total Investment Income	2,706,988

EXPENSES:
Investment adviser fees	893,164
Net Expenses	893,164
NET INVESTMENT INCOME	1,813,824

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments(a)	4,441,694
Net change in unrealized appreciation/(depreciation) on investments	(15,691,208)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(11,249,514)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,435,690)

*	Net of foreign tax withholding of $3,402.
(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements.

15 | November 30, 2022

Barron’s 400SM ETF
Statements of Changes in Net Assets

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
OPERATIONS:
Net investment income	$1,813,824	$1,264,631
Net realized gain	4,441,694	35,081,287
Net change in unrealized appreciation/(depreciation)	(15,691,208)	2,133,972
Net increase/(decrease) in net assets resulting from operations	(9,435,690)	38,479,890

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,433,725)	(1,258,708)
Total distributions	(1,433,725)	(1,258,708)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	1,408,837	94,843,165
Cost of shares redeemed	(7,260,095)	(94,389,197)
Net increase/(decrease) from capital share transactions	(5,851,258)	453,968
Net increase/(decrease) in net assets	(16,720,673)	37,675,150

NET ASSETS:
Beginning of year	155,968,269	118,293,119
End of year	$139,247,596	$155,968,269

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	2,500,000	2,500,000
Shares sold	25,000	1,650,000
Shares redeemed	(125,000)	(1,650,000)
Shares outstanding, end of year	2,400,000	2,500,000

See Notes to Financial Statements.

16 | November 30, 2022

Barron’s 400SM ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$62.39	$47.32	$42.04	$40.42	$41.54

INCOME FROM OPERATIONS:
Net investment income(a)	0.75	0.52	0.43	0.44	0.40
Net realized and unrealized gain/(loss)	(4.55)	15.05	5.14	1.51	(1.27)
Total from investment operations	(3.80)	15.57	5.57	1.95	(0.87)

DISTRIBUTIONS:
From net investment income	(0.57)	(0.50)	(0.29)	(0.33)	(0.25)
Total distributions	(0.57)	(0.50)	(0.29)	(0.33)	(0.25)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(4.37)	15.07	5.28	1.62	(1.12)
NET ASSET VALUE, END OF PERIOD	$58.02	$62.39	$47.32	$42.04	$40.42
TOTAL RETURN(b)	(6.18)%	33.18%	13.33%	5.00%	(2.12)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)	$139,248	$155,968	$118,293	$147,150	$163,708

Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	1.32%	0.90%	1.08%	1.10%	0.93%
Portfolio turnover rate(c)	94%	91%	83%	109%	88%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year and redemption at the net asset value on the last day of the year and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

17 | November 30, 2022

Barron’s 400SM ETF
Notes to Financial Statements	November 30, 2022

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2022, the Trust consisted of twenty-three separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the Barron’s 400SM ETF (the “Fund”). The investment objective of the Fund is to seek investment results that correspond generally, before fees and expenses, to the performance of the Barron’s 400 IndexSM (the “Underlying Index”). The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). The Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the "Adviser") as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

18 | November 30, 2022

Barron’s 400SM ETF
Notes to Financial Statements	November 30, 2022

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability; including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities and Limited Partnerships, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2022:

Barron's 400 SM ETF
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$135,474,742	$–	$–	$135,474,742
Limited Partnerships*	2,953,683	–	–	2,953,683
Short Term Investments	2,523,858	–	–	2,523,858
Total	$140,952,283	$–	$–	$140,952,283

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2022.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

19 | November 30, 2022

Barron’s 400SM ETF
Notes to Financial Statements	November 30, 2022

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2022, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Total Distributable Earnings/ (Accumulated Losses)
Barron’s 400 SM ETF	$1,166,701	$(1,166,701)

The tax character of the distributions paid during the fiscal years ended November 30, 2022 and November 30, 2021 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2022
Barron’s 400 SM ETF	$1,433,725	$–	$–

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2021
Barron’s 400 SM ETF	$1,258,708	$–	$–

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2022, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Barron’s 400 SM ETF	$43,473,433	$8,875,623

During the year ended November 30, 2022, the Fund used capital loss carryovers in the amount of $3,312,792.

As of November 30, 2022, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Fund	Accumulated Net Investment Income	Accumulated Net Realized Gain/(Loss) on Investments	Other Accumulated Gains	Net Unrealized Appreciation/(Depreciation) on Investments	Total
Barron's 400 SM ETF	$1,569,830	$(52,349,056)	$–	$14,803,293	$(35,975,933)

As of November 30, 2022, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Barron’s 400SM ETF
Gross appreciation (excess of value over tax cost)	$21,162,212
Gross depreciation (excess of tax cost over value)	(6,358,919)
Net unrealized appreciation/(depreciation)	$14,803,293
Cost of investments for income tax purposes	$126,148,990

20 | November 30, 2022

Barron’s 400SM ETF
Notes to Financial Statements	November 30, 2022

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales and investments in partnerships and grantor trusts.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2022:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Barron's 400 SM ETF	$4,395,851	$1,877,149	$2,523,490	$4,400,639

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

21 | November 30, 2022

Barron’s 400SM ETF
Notes to Financial Statements	November 30, 2022

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2022:

Barron's 400 SM ETF		Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$1,877,149	$–	$–	$–	$1,877,149
Total Borrowings					1,877,149
Gross amount of recognized liabilities for securities lending (collateral received)					$1,877,149

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.65% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fees, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Effective February 16, 2022, each Trustee receives (1) a quarterly retainer of $20,000, (2) a per meeting fee of $10,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles. Prior to February 16, 2022, each Trustee received (1) a quarterly retainer of $10,000, (2) a per meeting fee of $5,000, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each received a quarterly retainer of $2,000, in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2022 the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales
Barron's 400 SM ETF	$127,933,150	$127,790,167

For the year ended November 30, 2022, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Barron's 400 SM ETF	$1,410,856	$7,257,626

For the year ended November 30, 2022 the Fund had in-kind net realized gains of $1,180,917.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

22 | November 30, 2022

Barron’s 400SM ETF
Notes to Financial Statements	November 30, 2022

5.  CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. RELATED PARTY TRANSACTIONS

The Fund engaged in cross trades between other funds in the Trust during the year ended November 30, 2022 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2022, were as follows:

Fund	Purchase Cost Paid	Sale Proceeds Received	Realized Gain/(Loss) on Sales
Barron's 400 SM ETF	$4,037,990	$2,874,105	$(207,521)

7. MARKET RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause the Fund to lose value. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of the Fund’s securities or other assets. Such impacts may adversely affect the performance of the Fund.

8. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

23 | November 30, 2022

Barron’s 400SM ETF
Additional Information	November 30, 2022 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The Barron’s 400SM ETF designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2021:

	Qualified Dividend Income	Dividend Received Deduction
Barron's 400SM ETF	100.00%	100.00%

In early 2022, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2021 via Form 1099. The Fund will notify shareholders in early 2023 of amounts paid to them by the Fund, if any, during the calendar year 2022.

LICENSING AGREEMENT

MarketGrader Capital, LLC (the “Index Provider”) has entered into a license agreement with Dow Jones & Company to use the “Barron’s” name and certain related intellectual property in connection with the Underlying Index. The Index Provider also has entered into a license and services agreement with its parent company, MarketGrader.com, to use the methodology for constructing the Underlying Index. The Index Provider in turn has entered into the Sublicense Agreement with the Adviser to use the Underlying Index. The following disclosure relates to such licensing agreements:

The Barron’s 400SM ETF (the “Fund”) is not sponsored, managed or advised by the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track the performance of a market or sector. The Index Provider’s only relationship to the Adviser or the Fund is the licensing of certain service marks and trade names of the Index Provider and of the Underlying Index that is determined, composed and calculated by the Index Provider without regard to the Adviser or the Fund. The Index Provider has no obligation to take the needs of the Adviser or the Fund or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“The Barron’s 400SM Index ” is calculated and published by the Index Provider. “Barron’s,” “Barron’s 400” and “Barron’s 400 Index” are trademarks or service marks of DJC & Company, Inc. (“DJC”) or its affiliates and have been licensed to the Index Provider and sublicensed for certain purposes by Barron’s 400 Exchange Traded Fund, a sub-fund of that certain ALPS ETF Trust, a Delaware Statutory Trust (the “Sub-Licensee”). The Barron’s 400SM ETF (the “Product”) is not sponsored or advised by DJC or its affiliates. DJC and its affiliates make no representation or warranty, express or implied, to the Licensee or to the owners of the Product(s) or any member of the public regarding the advisability of trading in the Product. DJC and its affiliates’ only relationship to the Licensee is the licensing of certain trademarks and trade names of DJC. The Barron's 400SM Index is determined, composed and calculated by the Index Provider without regard to DJC. DJC has no obligation to take the needs of the Licensee or the owners of the Product into consideration in connection with its licensing of the Barron’s 400 Index to the Index Provider or the sublicense to Licensee. DJC and its affiliates are not responsible for and have not participated in the calculation of the Barron's 400SM Index or in the determination of the timing of, prices at, or quantities of the Fund to be sold or in the determination or calculation of the equation by which the Product are to be converted into cash. DJC and its affiliates have no obligation or liability in connection with the administration, marketing or trading of the Barron’s 400 Index or the Product.

24 | November 30, 2022

Barron’s 400SM ETF
Additional Information	November 30, 2022 (Unaudited)

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN AND DOW JONES AND ITS AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONESAND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN. DOW JONES AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES. AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES AND ITS AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DJC AND THE LICENSEE, OTHER THAN THE LICENSORS OF MARKETGRADER.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

25 | November 30, 2022

Barron’s 400SM ETF
Board Considerations Regarding Approval	November 30, 2022 (Unaudited)
of Investment Advisory Agreement

At a meeting held on June 21, 2022 via electronic means (video-conference), the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the Barron’s 400 ETF (“BFOR” or the “Fund”). The Independent Trustees also met separately to consider the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement with respect to the Fund, including the Independent Trustees, the Board considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of the Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund. The Board reviewed information on the performance of the Fund and its benchmark. The Board also evaluated the correlation and tracking error between the underlying index and the Fund’s performance.

Based on this review, the Board, including the Independent Trustees, found that the nature and extent of services provided to the Fund under the Investment Advisory Agreement was appropriate and that the quality was satisfactory.

The Board noted that the advisory fee for the Fund was a unitary fee pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Board, including the Independent Trustees, noted the following:

The gross management fee rate for the Fund is higher than the median of its FUSE expense group. The Fund’s net expense ratio is higher than the median of its FUSE expense group. With respect to the Fund, the Board took into account, among other things, the unique features and performance of the Fund’s underlying index and the costs and benefits of linkage to the Barron’s name.

Based on the foregoing, and the other information available to them, the Board, including the Independent Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund, including the asset levels and other factors that influence the profitability and financial viability of the Fund. The Board, including the Independent Trustees reviewed and noted the relatively small size of the Fund and concluded that AAI was not realizing any economies of scale. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

In voting to renew the Investment Advisory Agreement, the Board, including the Independent Trustees concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

26 | November 30, 2022

Barron’s 400SM ETF
Trustees & Officers	November 30, 2022 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees, each of whom have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”).

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES
Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	38	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund.
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	38	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014- 2017; Board Member, Strong-Bridge Consulting, 2015- 2019; Board Member, IRI/ODMS Holdings LLC, 2017 – 2019; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015- present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018 -present.	24	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds), Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

27 | November 30, 2022

Barron’s 400SM ETF
Trustees & Officers	November 30, 2022 (Unaudited)

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Edmund J. Burke, 1961	Trustee	Since December 2017	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020).	33	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All- Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (29 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

28 | November 30, 2022

Barron’s 400SM ETF
Trustees & Officers	November 30, 2022 (Unaudited)

OFFICERS:
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Laton Spahr, 1975	President	Since June 2021	Mr. Spahr joined ALPS in 2019 and currently serves as President and Portfolio Manager of AAI. Prior to his current role, Mr. Spahr was a Senior Vice President and Strategy Leader of the Value & Income Team for Oppenheimer Funds from 2013 to 2019.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. From September 2019 to September 2022 he served as Chief Compliance Officer of RiverNorth Opportunities Fund, Inc.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at AFS. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns also serves as President of ALPS Variable Investment Trust and Principal Real Estate Income Fund. From June 2019 to September 2022 she served as President of RiverNorth Opportunities Fund, Inc. and from June 2018 to November 2021 she served as Treasurer of Boulder Growth & Income Fund, Inc.
Michael P. Lawlor, 1969	Secretary	Since December 2022	Mr. Lawlor joined ALPS in January 2022, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Lawlor was Lead Fund Counsel at Brighthouse Financial (insurance company) (January 2007-April 2021). Mr. Lawlor also serves as Secretary of Financial Investors Trust and ALPS Variable Investment Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-759-5679.

29 | November 30, 2022

BARRON'S 400℠ ETF

Must be accompanied or preceded by a prospectus.
ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the Barron's 400℠ ETF.

Annual Report

November 30, 2022

RiverFront Dynamic Core Income ETF (NYSE ARCA: RFCI)

RiverFront Dynamic US Dividend Advantage ETF (NYSE ARCA: RFDA)

RiverFront Dynamic US Flex-Cap ETF (NYSE ARCA: RFFC)

RiverFront Strategic Income Fund (NYSE ARCA: RIGS)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview
RiverFront Dynamic Core Income ETF	1
RiverFront Dynamic US Dividend Advantage ETF	3
RiverFront Dynamic US Flex-Cap ETF	6
RiverFront Strategic Income Fund	9
Disclosure of Fund Expenses	11
Report of Independent Registered Public Accounting Firm	12
Financial Statements
Schedules of Investments
RiverFront Dynamic Core Income ETF	13
RiverFront Dynamic US Dividend Advantage ETF	16
RiverFront Dynamic US Flex-Cap ETF	18
RiverFront Strategic Income Fund	20
Statements of Assets and Liabilities	23
Statements of Operations	24
Statements of Changes in Net Assets
RiverFront Dynamic Core Income ETF	25
RiverFront Dynamic US Dividend Advantage ETF	26
RiverFront Dynamic US Flex-Cap ETF	27
RiverFront Strategic Income Fund	28
Financial Highlights	29
Notes to Financial Statements	33
Additional Information	41
Board Considerations Regarding Approval of Investment Advisory Agreement and Investment Sub-Advisory Agreements	42
Trustees & Officers	44

alpsfunds.com

RiverFront Dynamic Core Income ETF
Performance Overview	November 30, 2022 (Unaudited)

Investment Objective

RiverFront Dynamic Core Income ETF (the “Fund” or "RFCI") seeks total return, with an emphasis on income as the source of that total return. The Fund seeks to achieve its investment objective by investing in a global portfolio of fixed income securities of various maturities, ratings and currency denominations.

Market Recap

Over the Fund's last calendar year, fixed income markets were extremely volatile as yields on the 10-year Treasury ranged from 1.51% to closing as high as 4.25% on October 24th. The move up in interest rates was attributed to rising inflation prompting the Federal Reserve (Fed) to change its monetary policy from Quantitative Easing (QE) to Quantitative Tightening (QT). Since March, the Fed has attempted to tighten financial conditions to fight inflation through rate increases and balance sheet reduction in the form of QT. The Fed chose to front-load rate hikes to avoid a repeat of the late 1970s and early 1980s, when inflation appeared to peak only to rear its head and climb higher. Over the last six meetings, the Fed incrementally raised the Fed funds target range from 0% to 4%.

Fund-Level Attribution

RFCI navigated this environment over the last year by investing in investment grade and high yield companies at the front-end of the curve with maturities inside of 5 years and maintaining a short duration relative to the Bloomberg Aggregate Bond Index. The Fund limited its Treasury exposure mostly to the long-end of the curve to serve as a shock-absorber during periods of risk-off.

Outlook

Given the monetary backdrop and recent interest rate hikes going into 2023, RiverFront anticipates that the Fund will continue to have a shorter duration relative to the Bloomberg U.S. Aggregate Bond Index. However, as interest rates rise and the Fed nears the end of its rate hiking cycle in 2023, the Fund will opportunistically look to close the duration gap. Additionally, RiverFront anticipates the Fund will continue to focus primarily on adding credit risk over taking on interest rate risk given that the bond market has priced in recession for early 2023, which RiverFront believes is premature. RiverFront believes that the Fed’s terminal Fed funds rate range will be between 5.00% - 5.25%, and the 10-year Treasury could rise to between 4.50%- 4.75%, hence the Fund’s expected focus on credit over interest rate risk in the first half of 2023.

Performance (as of November 30, 2022)

	1 Year	5 Year	Since Inception^
RiverFront Dynamic Core Income ETF – NAV	-9.02%	0.56%	0.64%
RiverFront Dynamic Core Income ETF – Market Price*	-8.78%	0.58%	0.67%
Bloomberg U.S. Aggregate Bond Total Return Index	-12.84%	0.21%	0.34%

Total Expense Ratio (per the current prospectus) is 0.51%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

Net Asset Value (NAV) is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 14, 2016.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

Bloomberg U.S. Aggregate Bond Total Return Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS (agency and non-agency). The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Dynamic Core Income ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the RiverFront Dynamic Core Income ETF.

1 | November 30, 2022

RiverFront Dynamic Core Income ETF
Performance Overview	November 30, 2022 (Unaudited)

Top 10 Holdings*^ (as of November 30, 2022)

U.S. Treasury Bond 5/15/2032 2.875%	6.89%
U.S. Treasury Bond 5/15/2042 3.25%	6.59%
United States Treasury Bond 2/15/2028 2.75%	6.25%
United States Treasury Note 10/31/2025 3.00%	3.12%
Ford Motor Credit Co. LLC 11/4/2027 7.35%	2.54%
Public Service Enterprise Group, Inc. 11/15/2027 5.85%	2.51%
Goldman Sachs Group, Inc. 11/1/2024 5.7%	2.47%
Royal Bank of Canada 11/1/2027 6.00%	2.40%
Morgan Stanley 11/24/2025 5.00%	2.31%
FNB Corp. 8/25/2025 5.15%	2.21%
Total % of Top 10 Holdings	37.29%

*	% of Total Investments.

^	Excludes Money Market Fund.

Asset Allocation* (as of November 30, 2022)

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2022)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2 | November 30, 2022

RiverFront Dynamic US Dividend Advantage ETF
Performance Overview	November 30, 2022 (Unaudited)

Investment Objective

RiverFront Dynamic US Dividend Advantage ETF (the “Fund” or "RFDA") seeks to provide capital appreciation and dividend income. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 65% of its net assets in a portfolio of equity securities of publicly traded U.S. companies with the potential for dividend income. Equity securities include common stocks and common or preferred shares of real estate investment trusts (“REITs”).

Market Recap

The 12-month period from November 30, 2021 to November 30, 2022 was one defined by uncertainty in the market. Early on in the fiscal year, markets began to feel the effects of high inflation and the raising of rates to counteract these higher prices. As such, the S&P 500® Total Return Index (S&P 500) produced a total return of -9.21% over the same 12-month period, well below its return from the previous year. Additionally, the changing economic background caused leadership within factor investing to flip. S&P 500® Value Index actually saw a 3.21% gain, while S&P 500® Growth Index had a total return of -22.41% over the same 12-month period from November 30, 2021 to November 30, 2022. Sector leadership had similar themes. The energy sector was the performing sector, while communication services and consumer discretionary stocks were the worst two performing sectors.

Fund-Level Attribution

RFDA posted NAV returns and market returns above the S&P 500 during the fiscal year. For the last year, the Fund has been heavily invested in value-oriented cyclical dividend payers and defensive dividend payers, with less emphasis on growth-oriented themes. This positioning benefited the portfolio throughout most of 2022, and should rates continue to increase into 2023, RiverFront believes it will continue to be beneficial. Offsetting this was the Fund’s allocation into large technology-oriented companies, which detracted from the Fund’s performance for most of 2022.

Outlook

While RiverFront expects a further slowdown into 2023, RiverFront believes that the elevated levels of inflation will fuel growth more than expected, which will benefit all equities, but particularly cyclicals and growth companies. As Federal Reserve (Fed) rate increases peak (likely in late Q1 2023, in RiverFront’s view), we will seek to opportunistically add to growth-oriented dividend stocks and potentially large cap Technology / Communications Services companies. RiverFront believes that macro challenges associated with rate increases for these large companies are real, but that the market has over-reacted in 2022 to the challenges posed by higher rates, and has underestimated the earnings power of these large companies. Following a year that was defined by economic, geopolitical and market upheaval, RiverFront believes 2023 will be a year of transitions in the following key themes:

Transition from a Bear to a Possible Bull market

History suggests strong forward returns after large drawdowns. While the market may have yet to bottom, once it does, the reset in valuations provides an investment opportunity, in our view.

Transition from Inflation worries to Recession worries

As inflation shows signs of peaking, a policy pause later in 2023 seems likely to RiverFront. While the economic ramifications of the Fed’s actions is likely to cause a recession, RiverFront believes that the recession is likely to be mild.

Transition from ‘T.I.N.A’ (‘There is No Alternative’) to ‘P.A.T.T.Y’ (‘Pay Attention to the Yield’)

On the equity side, RiverFront believes dividends will be an increasingly important return driver for stocks.

Transition from Pandemic concerns to ongoing Geopolitical fears

RiverFront believes U.S. equities are still advantaged from a geopolitical, commodity, and geographic perspective relative to Europe and Asia. RiverFront believes that, with the U.S. and China continuing to drift further apart, reshoring to the U.S. will continue.

Given all of the above, RiverFront believes there is modest upside for stocks for 2023. Within the U.S., RiverFront prefers cyclical sectors, small-cap and traditional ‘value’ plays, such as financials and energy.

3 | November 30, 2022

RiverFront Dynamic US Dividend Advantage ETF
Performance Overview	November 30, 2022 (Unaudited)

Performance (as of November 30, 2022)

	1 Year	5 Year	Since Inception^
RiverFront Dynamic US Dividend Advantage ETF – NAV	2.86%	9.67%	11.61%
RiverFront Dynamic US Dividend Advantage ETF – Market Price*	2.84%	9.68%	11.61%
S&P 500® Total Return Index	-9.21%	10.98%	12.76%

Total Expense Ratio (per the current prospectus) is 0.52%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

Net Asset Value (NAV) is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 7, 2016.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Dynamic US Dividend Advantage ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the RiverFront Dynamic US Dividend Advantage ETF.

4 | November 30, 2022

RiverFront Dynamic US Dividend Advantage ETF
Performance Overview	November 30, 2022 (Unaudited)

Top 10 Holdings* (as of November 30, 2022)

Microsoft Corp.	6.61%
Apple, Inc.	6.14%
Merck & Co., Inc.	4.32%
Exxon Mobil Corp.	3.77%
Hewlett Packard Enterprise Co.	2.96%
Amazon.com, Inc.	2.82%
Duke Energy Corp.	2.78%
Texas Instruments, Inc.	2.74%
MDU Resources Group, Inc.	2.73%
Cisco Systems, Inc.	2.71%
Total % of Top 10 Holdings	37.58%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Asset Allocation* (as of November 30, 2022)

Growth of $10,000 (as of November 30, 2022)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5 | November 30, 2022

RiverFront Dynamic US Flex-Cap ETF
Performance Overview	November 30, 2022 (Unaudited)

Investment Objective

RiverFront Dynamic US Flex-Cap ETF (the “Fund” or "RFFC") seeks to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 65% of its net assets in a portfolio of equity securities of publicly traded U.S. companies. Equity securities include common stocks and common or preferred shares of real estate investment trusts (“REITs”).

Market Recap

The 12-month period from November 30, 2021 to November 30, 2022 was one defined by uncertainty in the market. Early on in the fiscal year, markets began to feel the effects of high inflation and the raising of rates to counteract these higher prices. As such, the S&P 500® Total Return Index (S&P 500) produced a total return of -9.21% over the same 12-month period, well below its return from the previous year. Additionally, the changing economic background caused leadership within factor investing to flip. The S&P 500® Value Index actually saw a 3.21% gain, while the S&P 500® Growth Index had a total return of -22.41% over the same 12-month period from November 30, 2021 to November 30, 2022. Sector leadership had similar themes. The energy sector was the performing sector, while communication services and consumer discretionary stocks were the worst two performing sectors.

Fund-Level Attribution

RFFC posted NAV returns and market returns above the S&P Composite 1500® Total Return Index during the fiscal year. For the last year, the Fund has been heavily invested in value-oriented cyclical dividend payers and defensive dividend payers, with less emphasis on growth-oriented themes. This positioning benefited the portfolio throughout most of 2022, and should rates continue to increase into 2023, RiverFront believes it will continue to be beneficial. Offsetting this was the Fund’s allocation into large technology-oriented companies, which detracted from the Fund’s performance for most of 2022.

Outlook

While RiverFront expects a further slowdown into 2023, RiverFront believes that the elevated levels of inflation will fuel growth more than expected, which will benefit all equities, but particularly cyclicals and growth companies. As Federal Reserve (Fed) rate increases peak (likely in late Q1 2023, in RiverFront’s view), we will seek to opportunistically add to growth-oriented dividend stocks and potentially large cap Technology / Communications Services companies. RiverFront believes that macro challenges associated with rate increases for these large companies are real, but that the market has over-reacted in 2022 to the challenges posed by higher rates, and has underestimated the earnings power of these large companies. Following a year that was defined by economic, geopolitical and market upheaval, RiverFront believes 2023 will be a year of transitions in the following key themes:

Transition from a Bear to a Possible Bull market

History suggests strong forward returns after large drawdowns. While the market may have yet to bottom, once it does, the reset in valuations provides an investment opportunity, in our view.

Transition from Inflation worries to Recession worries

As inflation shows signs of peaking, a policy pause later in 2023 seems likely to RiverFront. While the economic ramifications of the Fed’s actions is likely to cause a recession, RiverFront believes that the recession is likely to be mild.

Transition from ‘T.I.N.A’ (‘There is No Alternative’) to ‘P.A.T.T.Y’ (‘Pay Attention to the Yield’)

On the equity side, RiverFront believes dividends will be an increasingly important return driver for stocks.

Transition from Pandemic concerns to ongoing Geopolitical fears

RiverFront believes U.S. equities are still advantaged from a geopolitical, commodity, and geographic perspective relative to Europe and Asia. RiverFront believes that, with the U.S. and China continuing to drift further apart, reshoring to the U.S. will continue.

Given all of the above, RIverFront believes there is modest upside for stocks for 2023. Within the U.S., RiverFront prefers cyclical sectors, small-cap and traditional ‘value’ plays, such as financials and energy.

6 | November 30, 2022

RiverFront Dynamic US Flex-Cap ETF
Performance Overview	November 30, 2022 (Unaudited)

Performance (as of November 30, 2022)

	1 Year	5 Year	Since Inception^
RiverFront Dynamic US Flex-Cap ETF – NAV	-5.98%	6.98%	9.84%
RiverFront Dynamic US Flex-Cap ETF – Market Price*	-6.02%	6.96%	9.83%
S&P Composite 1500® Total Return Index	-8.80%	10.68%	12.54%

Total Expense Ratio (per the current prospectus) is 0.52%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

Net Asset Value (NAV) is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 7, 2016.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

S&P Composite 1500® Total Return Index is the Standard & Poor’s broad-based unmanaged capitalization-weighted index comprising 1,500 stocks of Large-cap, Mid-cap, and Small-cap U.S. companies. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Dynamic US Flex-Cap ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the RiverFront Dynamic US Flex-Cap ETF.

7 | November 30, 2022

RiverFront Dynamic US Flex-Cap ETF
Performance Overview	November 30, 2022 (Unaudited)

Top 10 Holdings* (as of November 30, 2022)

Apple, Inc.	5.86%
Microsoft Corp.	4.50%
Amazon.com, Inc.	2.40%
Exxon Mobil Corp.	2.12%
UnitedHealth Group, Inc.	2.05%
Johnson & Johnson	1.62%
Visa, Inc.	1.60%
Cisco Systems, Inc.	1.57%
AbbVie, Inc.	1.51%
Pfizer, Inc.	1.48%
Total % of Top 10 Holdings	24.71%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Asset Allocation* (as of November 30, 2022)

Growth of $10,000 (as of November 30, 2022)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8 | November 30, 2022

RiverFront Strategic Income Fund
Performance Overview	November 30, 2022 (Unaudited)

Investment Objective

The RiverFront Strategic Income Fund (the “Fund” or "RIGS") seeks total return, with an emphasis on income as the source of that total return. The Fund seeks to achieve its investment objective by investing in a global portfolio of fixed income securities of various maturities, ratings and currency denominations. The Fund utilizes various investment strategies in a broad array of fixed income sectors.

Market Recap

Over the Fund's last calendar year, fixed income markets were extremely volatile as yields on the 10-year Treasury ranged from 1.51% to closing as high as 4.25% on October 24th. The move up in interest rates was attributed to rising inflation prompting the Federal Reserve (Fed) to change its monetary policy from Quantitative Easing (QE) to Quantitative Tightening (QT). Since March, the Fed has attempted to tighten financial conditions to fight inflation through rate increases and balance sheet reduction in the form of QT. The Fed chose to front-load rate hikes to avoid a repeat of the late 1970s and early 1980s, when inflation appeared to peak only to rear its head and climb higher. Over the last six meetings, the Fed incrementally raised the Fed funds target range from 0% to 4%.

Fund-Level Attribution

RIGS navigated this environment over the last year by investing in investment grade and high yield companies at the front-end of the curve with maturities inside of 5 years and maintaining a short duration relative to the Bloomberg Aggregate Bond Index. The Fund limited its Treasury exposure mostly to the long-end of the curve to serve as a shock-absorber during periods of risk-off.

Outlook

Given the monetary backdrop and recent interest rate spikes going into 2023, RiverFront anticipates that the Fund will continue to have a shorter duration relative to the Bloomberg U.S. Aggregate Bond Index. However, as interest rates rise and the Fed nears the end of its rate hiking cycle in 2023, the Fund will opportunistically look to close the duration gap. Additionally, the Fund will continue to focus primarily on adding credit risk over taking on interest rate risk given that the bond market has priced in recession for early 2023, which RiverFront believes is premature. RiverFront believes that the Fed’s terminal Fed funds rate range will be between 5.00% - 5.25%, and the 10-year Treasury could rise to between 4.50%- 4.75%, hence the Fund’s expected focus on credit over interest rate risk in the first half of 2023.

Performance (as of November 30, 2022)

	1 Year	5 Year	Since Inception^
RiverFront Strategic Income Fund – NAV	-5.20%	1.29%	2.81%
RiverFront Strategic Income Fund – Market Price*	-4.88%	1.31%	2.84%
Bloomberg U.S. Aggregate Bond Total Return Index	-12.84%	0.21%	1.42%

Total Expense Ratio (per the current prospectus) is 0.46%. The Fund’s management fees consist of a fee of 0.11% paid to the Fund’s investment adviser and a fee of 0.35% paid to the Fund’s sub-adviser.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

Net Asset Value (NAV) is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on October 8, 2013.
*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. The duration number is a calculation involving present value, yield, coupon, final maturity and call features. The bigger the duration number, the greater the interest-rate risk or reward for bond prices. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

Bloomberg U.S. Aggregate Bond Total Return Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS (agency and non-agency). The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Strategic Income Fund is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund's shares are not individually redeemable. Investors buy and sell shares of the fund on a secondary market. Only market makers or "authorized participants" may trade directly with the Fund, typically in blocks of 25,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the RiverFront Strategic Income Fund.

9 | November 30, 2022

RiverFront Strategic Income Fund
Performance Overview	November 30, 2022 (Unaudited)

Top 10 Holdings*^ (as of November 30, 2022)

U.S. Treasury Bond 5/15/2042 3.25%	5.39%
U.S. Treasury Note 6/30/2029 3.25%	4.18%
U.S. Treasury Note 5/31/2024 2.50%	4.08%
U.S. Treasury Note 6/15/2025 2.875%	4.07%
Morgan Stanley 4/24/2024 3M US L + 0.847%	1.67%
Wells Fargo & Co. 9/9/2024 3.30%	1.64%
T-Mobile USA, Inc. 4/15/2026 2.625%	1.45%
Vistra Operations Co. LLC 7/15/2024 3.55%	1.31%
Goldman Sachs Group, Inc. 10/21/2025 4.25%	1.30%
Bank of America Corp. 10/22/2026 4.25%	1.30%
Total % of Top 10 Holdings	26.39%

*	% of Total Investments.

^	Excludes Money Market Fund

Future holdings are subject to change.

Asset Allocation* (as of November 30, 2022)

Growth of $10,000 (as of November 30, 2022)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

10 | November 30, 2022

RiverFront ETFs
Disclosure of Fund Expenses	November 30, 2022 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the six month period and held through November 30, 2022.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/22	Ending Account Value 11/30/22	Expense Ratio(a)	Expenses Paid During Period 6/1/22 - 11/30/22(b)
RiverFront Dynamic Core Income ETF
Actual	$1,000.00	$977.30	0.51%	$2.53
Hypothetical (5% return before expenses)	$1,000.00	$1,022.51	0.51%	$2.59
RiverFront Dynamic US Dividend Advantage ETF
Actual	$1,000.00	$966.90	0.52%	$2.56
Hypothetical (5% return before expenses)	$1,000.00	$1,022.46	0.52%	$2.64
RiverFront Dynamic US Flex-Cap ETF
Actual	$1,000.00	$986.90	0.52%	$2.59
Hypothetical (5% return before expenses)	$1,000.00	$1,022.46	0.52%	$2.64
RiverFront Strategic Income Fund
Actual	$1,000.00	$984.80	0.46%	$2.29
Hypothetical (5% return before expenses)	$1,000.00	$1,022.76	0.46%	$2.33

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

11 | November 30, 2022

RiverFront ETFs
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ALPS ETF Trust and the Shareholders of RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF, RiverFront Dynamic US Flex-Cap ETF, and RiverFront Strategic Income Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF, RiverFront Dynamic US Flex-Cap ETF, and RiverFront Strategic Income Fund, each a series of shares of beneficial interest in ALPS ETF Trust (the “Funds”), including the schedules of investments, as of November 30, 2022, and the related statements of operations and changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2022, and the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. The statements of changes in net assets for the year ended November 30, 2021 and the financial highlights for each of the years in the four-year period then ended were audited by other auditors whose report dated January 26, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian and brokers or by other appropriate procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the ALPS ETF Trust since 2022.

Philadelphia, Pennsylvania

January 27, 2023

12 | November 30, 2022

RiverFront Dynamic Core Income ETF
Schedule of Investments	November 30, 2022

Security Description	Principal Amount	Value
CORPORATE BONDS (68.11%)
Communications (7.55%)
AT&T, Inc.
2.55%, 12/01/2033	$751,000	$587,211
Charter Communications
Operating LLC / Charter Communications Operating Capital
4.91%, 07/23/2025	430,000	423,067
Comcast Corp.
4.15%, 10/15/2028	424,000	411,004
Discovery Communications LLC
3.95%, 03/20/2028	754,000	676,418
Sirius XM Radio, Inc.
3.13%, 09/01/2026(a)	477,000	431,227
Verizon Communications, Inc.
2.36%, 03/15/2032	423,000	339,848
Walt Disney Co.
2.00%, 09/01/2029	477,000	403,115
Total Communications		3,271,890

Consumer Discretionary (8.52%)
Alibaba Group Holding, Ltd.
3.60%, 11/28/2024	104,000	100,404
3.40%, 12/06/2027	89,000	81,702
CoreCivic, Inc.
4.63%, 05/01/2023	97,000	96,710
Ford Motor Co.
9.63%, 04/22/2030	599,000	693,486
Ford Motor Credit Co. LLC
7.35%, 11/04/2027	961,000	999,815
General Motors Financial Co., Inc.
3.70%, 05/09/2023	134,000	133,163
3.60%, 06/21/2030	419,000	358,411
Goodyear Tire & Rubber Co.
4.88%, 03/15/2027	430,000	399,112
Marriott International, Inc.
4.00%, 04/15/2028(b)	77,000	71,577
Toyota Motor Credit Corp.
3.95%, 06/30/2025	771,000	757,572
Total Consumer Discretionary		3,691,952

Consumer Staples (2.91%)
Anheuser-Busch InBev
Worldwide, Inc.
4.00%, 04/13/2028	491,000	474,876
Dollar Tree, Inc.
4.00%, 05/15/2025	805,000	788,546
Total Consumer Staples		1,263,422

Energy (6.69%)
Continental Resources, Inc.
3.80%, 06/01/2024	89,000	86,590
Enterprise Products Operating LLC
3.35%, 03/15/2023	134,000	133,389

Security Description	Principal Amount	Value
Energy (continued)
Hess Midstream Operations LP
4.25%, 02/15/2030(a)	$430,000	$368,194
Kinder Morgan Energy Partners LP
4.25%, 09/01/2024	89,000	87,667
Marathon Oil Corp.
4.40%, 07/15/2027	801,000	773,722
Sabine Pass Liquefaction LLC
5.75%, 05/15/2024	754,000	755,111
Schlumberger Investment SA
3.65%, 12/01/2023	220,000	217,275
Shell International Finance BV
2.75%, 04/06/2030	430,000	380,774
Williams Cos., Inc.
3.90%, 01/15/2025	98,000	95,695
Total Energy		2,898,417

Financials (28.80%)
Bank of America Corp.
4.25%, 10/22/2026	612,000	598,700
Blackstone Private Credit Fund
3.25%, 03/15/2027	465,000	400,397
Chubb INA Holdings, Inc.
3.35%, 05/03/2026	123,000	118,738
Citigroup, Inc.
4.45%, 09/29/2027	787,000	757,325
6.63%, 06/15/2032	260,000	274,199
CubeSmart LP
2.25%, 12/15/2028	870,000	717,588
Discover Bank
4.65%, 09/13/2028	77,000	71,737
FNB Corp.
5.15%, 08/25/2025	879,000	871,204
FS KKR Capital Corp.
4.25%, 02/14/2025(a)	809,000	760,551
Goldman Sachs Group, Inc.
5.70%, 11/01/2024	961,000	972,417
Host Hotels & Resorts LP
4.00%, 06/15/2025	551,000	527,432
HSBC Holdings PLC
4.30%, 03/08/2026	77,000	74,748
3.90%, 05/25/2026	104,000	98,858
4.38%, 11/23/2026	787,000	754,781
Iron Mountain, Inc.
4.88%, 09/15/2027(a)	833,000	784,311
JPMorgan Chase & Co.
4.25%, 10/01/2027	507,000	494,434
Lincoln National Corp.
3.35%, 03/09/2025	104,000	100,203
M&T Bank Corp.
3M US L + 0.68%, 07/26/2023(c)	134,000	134,085
Mitsubishi UFJ Financial Group, Inc.
3.85%, 03/01/2026	104,000	99,854

See Notes to Financial Statements.

13 | November 30, 2022

RiverFront Dynamic Core Income ETF
Schedule of Investments	November 30, 2022

Security Description	Principal Amount	Value
Financials (continued)
Mizuho Financial Group, Inc.
3M US L + 1.00%, 09/11/2024(c)	$253,000	$252,374
Morgan Stanley
5.00%, 11/24/2025	909,000	910,534
3.63%, 01/20/2027	199,000	188,932
NatWest Markets PLC
3.48%, 03/22/2025(a)	501,000	479,894
PNC Financial Services Group, Inc.
3.15%, 05/19/2027	104,000	96,359
3.45%, 04/23/2029	419,000	384,331
Royal Bank of Canada
6.00%, 11/01/2027	909,000	944,856
Truist Bank
3.30%, 05/15/2026	104,000	97,452
Wells Fargo & Co.
3.00%, 04/22/2026	548,000	514,308
Total Financials		12,480,602

Health Care (3.34%)
AbbVie, Inc.
3.20%, 11/21/2029	430,000	391,585
Cigna Corp.
3.00%, 07/15/2023	124,000	122,418
CVS Health Corp.
4.30%, 03/25/2028	162,000	157,555
HCA, Inc.
5.38%, 09/01/2026	430,000	427,888
Merck & Co., Inc.
2.80%, 05/18/2023	249,000	246,724
UnitedHealth Group, Inc.
3.75%, 07/15/2025	104,000	102,094
Total Health Care		1,448,264

Industrials (2.69%)
3M Co.
3.25%, 02/14/2024	220,000	216,243
Boeing Co.
4.88%, 05/01/2025	785,000	777,301
CNH Industrial NV
4.50%, 08/15/2023	104,000	103,277
Textron, Inc.
3.65%, 03/15/2027	77,000	72,090
Total Industrials		1,168,911

Materials (2.82%)
Ball Corp.
4.00%, 11/15/2023	812,000	795,923
DuPont de Nemours, Inc.
4.73%, 11/15/2028	430,000	428,157
Total Materials		1,224,080

Technology (2.03%)
Apple, Inc.
3.20%, 05/11/2027	430,000	412,511

Security Description	Principal Amount	Value
Technology (continued)
Flex, Ltd.
5.00%, 02/15/2023	$104,000	$103,905
Oracle Corp.
3.25%, 11/15/2027	395,000	363,344
Total Technology		879,760

Utilities (2.76%)
Dominion Energy, Inc.
4.25%, 06/01/2028	77,000	73,711
Public Service Enterprise Group, Inc.
5.85%, 11/15/2027	961,000	988,757
Southern Co.
2.95%, 07/01/2023	134,000	132,527
Total Utilities		1,194,995

TOTAL CORPORATE BONDS
(Cost $32,256,508)		29,522,293

GOVERNMENT BONDS (22.78%)
United States Treasury Bond
2.75%, 02/15/2028	2,602,000	2,464,176
2.88%, 05/15/2032	2,908,000	2,715,799
3.25%, 05/15/2042	2,908,000	2,597,889
United States Treasury Inflation Indexed Bonds
2.13%, 02/15/2040(d)	110,949	119,071
United States Treasury Note
2.88%, 10/31/2023	758,000	745,656
3.00%, 10/31/2025	1,270,000	1,231,057
TOTAL GOVERNMENT BONDS
(Cost $10,714,590)		9,873,648

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (8.49%)
Money Market Fund (8.49%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)	3.69%	3,677,839	3,677,839

TOTAL SHORT TERM INVESTMENTS
(Cost $3,677,839)			3,677,839

TOTAL INVESTMENTS (99.38%)
(Cost $46,648,937)			$43,073,780
OTHER ASSETS IN EXCESS OF LIABILITIES (0.62%)			267,402
NET ASSETS - 100.00%			$43,341,182

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

See Notes to Financial Statements.

14 | November 30, 2022

RiverFront Dynamic Core Income ETF
Schedule of Investments	November 30, 2022

Reference Rates:

3M US L - 3 Month LIBOR as of November 30, 2022 was 4.76%

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $2,824,177, representing 6.52% of net assets.

(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2022, the market value of those securities was$71,577 representing 0.17% of net assets.

(c)	Floating or variable rate security. Interest rate resets periodically on specific dates. The rate shown represents the coupon or interest rate in effect as of November 30, 2022. Security description includes the reference rate and spread if published and available.

(d)	Principal amount of security is adjusted for inflation.

See Notes to Financial Statements.

15 | November 30, 2022

RiverFront Dynamic US Dividend Advantage ETF
Schedule of Investments	November 30, 2022

Security Description	Shares	Value
COMMON STOCKS (99.76%)
Communication Services (6.16%)
Alphabet, Inc., Class C(a)	16,522	$1,676,157
AT&T, Inc.	74,662	1,439,483
John Wiley & Sons, Inc., Class A	21,225	1,006,277
Lumen Technologies, Inc.	152,009	831,489
Verizon Communications, Inc.	19,624	764,944
Total Communication Services		5,718,350

Consumer Discretionary (3.70%)
Amazon.com, Inc.(a)	27,090	2,615,268
PetMed Express, Inc.(b)	41,696	825,581
Total Consumer Discretionary		3,440,849

Consumer Staples (5.71%)
Altria Group, Inc.	17,737	826,189
Coca-Cola Co.	22,482	1,430,080
Colgate-Palmolive Co.	15,000	1,162,200
Philip Morris International, Inc.	4,070	405,657
Vector Group, Ltd.	133,697	1,484,037
Total Consumer Staples		5,308,163

Energy (11.23%)
Antero Midstream Corp.	135,087	1,530,536
Devon Energy Corp.	13,542	927,898
Equitrans Midstream Corp.	196,398	1,647,779
Exxon Mobil Corp.	31,386	3,494,517
Kinder Morgan, Inc.	67,319	1,287,140
ONEOK, Inc.	23,072	1,543,978
Total Energy		10,431,848

Financials (15.07%)
AllianceBernstein Holding LP	51,829	2,091,300
Annaly Capital Management, Inc.(b)	31,748	687,979
Artisan Partners Asset
Management, Inc., Class A	32,245	1,118,579
Bank of America Corp.	28,814	1,090,610
Dynex Capital, Inc.(b)	36,623	479,761
Ellington Financial, Inc.(b)	29,166	397,824
FNB Corp.	47,177	665,196
Fulton Financial Corp.	44,107	819,949
Navient Corp.	30,287	501,856
New York Community Bancorp, Inc.(b)	76,774	717,837
OneMain Holdings, Inc.	18,243	718,045
Ready Capital Corp.(b)	62,380	835,892
Rithm Capital Corp.	139,568	1,263,090
Starwood Property Trust, Inc.	25,750	551,308
US Bancorp	45,373	2,059,480
Total Financials		13,998,706

Health Care (11.34%)
AbbVie, Inc.	11,974	1,929,969
Bristol-Myers Squibb Co.	24,218	1,944,221
Johnson & Johnson	10,564	1,880,392
Merck & Co., Inc.	36,349	4,002,752

Security Description	Shares	Value
Health Care (continued)
Pfizer, Inc.	15,423	$773,155
Total Health Care		10,530,489

Industrials (5.83%)
3M Co.	3,217	405,246
Fastenal Co.	23,740	1,222,847
MDU Resources Group, Inc.	80,307	2,528,868
United Parcel Service, Inc., Class B	6,621	1,256,202
Total Industrials		5,413,163

Information Technology (25.31%)
Apple, Inc.	38,471	5,694,862
Broadcom, Inc.	1,792	987,446
Cisco Systems, Inc.	50,469	2,509,319
Hewlett Packard Enterprise Co.	163,624	2,745,611
Intel Corp.	24,474	735,933
Microsoft Corp.	24,040	6,133,564
NVIDIA Corp.	7,186	1,216,087
Texas Instruments, Inc.	14,087	2,542,140
Western Union Co.	64,167	940,688
Total Information Technology		23,505,650

Materials (0.94%)
Newmont Mining Corp.	18,374	872,214

Real Estate (5.71%)
American Assets Trust, Inc.	18,072	529,329
Iron Mountain, Inc.	24,221	1,315,927
Medical Properties Trust, Inc.(b)	52,842	693,287
Piedmont Office Realty Trust, Inc., Class A	53,258	554,416
SITE Centers Corp.	32,786	445,562
Universal Health Realty Income Trust	33,668	1,767,233
Total Real Estate		5,305,754

Utilities (8.76%)
Clearway Energy, Inc., Class C	43,009	1,524,239
Duke Energy Corp.	25,774	2,575,596
Entergy Corp.	10,620	1,234,787
Evergy, Inc.	10,478	620,402
NRG Energy, Inc.	16,688	708,406
OGE Energy Corp.	17,205	696,114
UGI Corp.	19,998	772,923
Total Utilities		8,132,467

TOTAL COMMON STOCKS
(Cost $90,055,041)		92,657,653

See Notes to Financial Statements.

16 | November 30, 2022

RiverFront Dynamic US Dividend Advantage ETF
Schedule of Investments	November 30, 2022

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (1.24%)
Money Market Fund (0.08%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $79,627)	3.69%	79,627	$79,627

Investments Purchased with Collateral from Securities Loaned (1.16%)
State Street Navigator Securities Lending Government Money Market Portfolio, 3.86%
(Cost $1,074,218)		1,074,218	1,074,218
TOTAL SHORT TERM INVESTMENTS
(Cost $1,153,845)			1,153,845

TOTAL INVESTMENTS (101.00%)
(Cost $91,208,886)			$93,811,498
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.00%)			(930,375)
NET ASSETS - 100.00%			$92,881,123

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $4,152,810.

See Notes to Financial Statements.

17 | November 30, 2022

RiverFront Dynamic US Flex-Cap ETF
Schedule of Investments	November 30, 2022

Security Description	Shares	Value
COMMON STOCKS (99.85%)
Communication Services (7.65%)
Alphabet, Inc., Class A(a)	3,676	$371,239
Alphabet, Inc., Class C(a)	1,747	177,233
Comcast Corp., Class A	9,507	348,337
EverQuote, Inc., Class A(a)	12,761	137,819
Interpublic Group of Cos., Inc.	5,298	182,039
Lumen Technologies, Inc.	33,730	184,503
Magnite, Inc.(a)	3,880	43,107
Meta Platforms, Inc., Class A(a)	1,716	202,660
New York Times Co., Class A	2,657	97,379
Nexstar Media Group, Inc.	1,493	283,013
Sirius XM Holdings, Inc.(b)	26,939	174,834
Total Communication Services		2,202,163

Consumer Discretionary (9.43%)
ADT, Inc.	31,212	291,520
Amazon.com, Inc.(a)	7,156	690,840
Choice Hotels International, Inc.	640	78,861
Clarus Corp.(b)	3,918	32,598
Ford Motor Co.	24,106	335,073
H&R Block, Inc.	6,171	269,734
Home Depot, Inc.	1,028	333,062
NIKE, Inc., Class B	1,858	203,804
Tapestry, Inc.	9,054	341,970
Tesla, Inc.(a)	710	138,237
Total Consumer Discretionary		2,715,699

Consumer Staples (6.69%)
Altria Group, Inc.	2,158	100,520
Archer-Daniels-Midland Co.	3,042	296,595
Coca-Cola Co.	6,319	401,952
Colgate-Palmolive Co.	2,705	209,583
Mondelez International, Inc., Class A	4,239	286,599
Procter & Gamble Co.	1,958	292,055
Sprouts Farmers Market, Inc.(a)	4,821	165,505
Walgreens Boots Alliance, Inc.	4,204	174,466
Total Consumer Staples		1,927,275

Energy (9.80%)
Alto Ingredients, Inc.(a)	55,408	193,374
Archrock, Inc.	15,851	138,062
Coterra Energy, Inc.	7,597	212,032
Exxon Mobil Corp.	5,464	608,362
Kinder Morgan, Inc.	16,820	321,598
Marathon Oil Corp.	12,738	390,165
New Fortress Energy, Inc.(b)	6,357	323,571
ONEOK, Inc.	2,789	186,640
Transocean, Ltd.(a)(b)	46,178	196,257
Williams Cos., Inc.	7,284	252,755
Total Energy		2,822,816

Financials (8.56%)
Arbor Realty Trust, Inc.	6,477	96,378
Bank of America Corp.	7,046	266,691

Security Description	Shares	Value
Financials (continued)
Berkshire Hathaway, Inc., Class B(a)	239	$76,145
Citigroup, Inc.	7,376	357,072
First Commonwealth Financial Corp.	7,352	108,221
Hope Bancorp, Inc.	7,915	107,802
JPMorgan Chase & Co.	3,050	421,449
Kearny Financial Corp.	8,425	81,470
KeyCorp	8,355	157,158
Radian Group, Inc.	8,366	163,723
Regions Financial Corp.	8,211	190,577
Travelers Cos., Inc.	1,317	249,980
US Bancorp	4,032	183,013
Willis Towers Watson PLC	28	6,892
Total Financials		2,466,571

Health Care (14.26%)
Abbott Laboratories	2,409	259,160
AbbVie, Inc.	2,686	432,930
Cigna Corp.	731	240,419
CVS Health Corp.	2,670	272,020
Johnson & Johnson	2,610	464,580
Merck & Co., Inc.	3,640	400,837
Pacific Biosciences of
California, Inc.(a)(b)	5,224	56,158
Pfizer, Inc.	8,516	426,907
Quest Diagnostics, Inc.	1,117	169,594
Regeneron Pharmaceuticals, Inc.(a)	240	180,408
UnitedHealth Group, Inc.	1,075	588,842
Vertex Pharmaceuticals, Inc.(a)	740	234,136
Zoetis, Inc.	1,381	212,867
Zynex, Inc.(b)	12,331	169,181
Total Health Care		4,108,039

Industrials (7.20%)
ACCO Brands Corp.	14,061	78,320
BWX Technologies, Inc.	1,992	121,293
CACI International, Inc., Class A(a)	497	155,213
Casella Waste Systems, Inc.,
Class A(a)	2,030	174,763
Cintas Corp.	446	205,954
CoreCivic, Inc.(a)	10,732	142,521
CSX Corp.	10,884	355,798
General Dynamics Corp.	1,313	331,388
Heidrick & Struggles
International, Inc.	3,041	90,318
Snap-on, Inc.	121	29,112
United Parcel Service, Inc., Class B	2,046	388,187
Total Industrials		2,072,867

Information Technology (27.09%)
Adeia, Inc.	6,102	67,427
Adobe, Inc.(a)	48	16,557
Advanced Micro Devices, Inc.(a)	2,757	214,026

See Notes to Financial Statements.

18 | November 30, 2022

RiverFront Dynamic US Flex-Cap ETF
Schedule of Investments	November 30, 2022

Security Description	Shares	Value
Information Technology (continued)
Amdocs, Ltd.	2,422	$215,219
Apple, Inc.	11,383	1,685,024
Block, Inc., Class A(a)	1,257	85,187
Broadcom, Inc.	614	338,332
Cisco Systems, Inc.	9,055	450,215
Cloudflare, Inc., Class A(a)	2,459	120,835
Crowdstrike Holdings, Inc., Class A(a)	1,118	131,533
Ebix, Inc.(b)	2,308	43,829
Enphase Energy, Inc.(a)	675	216,398
Gen Digital, Inc.	12,520	287,459
Identiv, Inc.(a)	13,488	112,625
Mastercard, Inc., Class A	1,186	422,690
Maximus, Inc.	1,509	106,083
Microsoft Corp.	5,072	1,294,070
NCR Corp.(a)	3,979	94,979
NVIDIA Corp.	1,015	171,768
QUALCOMM, Inc.	1,652	208,961
Salesforce.com, Inc.(a)	1,505	241,176
Seagate Technology PLC	4,703	249,118
SolarEdge Technologies, Inc.(a)	1,012	302,446
Texas Instruments, Inc.	1,475	266,179
Visa, Inc., Class A	2,116	459,172
Total Information Technology		7,801,308

Materials (4.46%)
American Vanguard Corp.	7,566	174,018
FMC Corp.	1,680	219,475
Glatfelter Corp.	7,864	27,288
Mosaic Co.	4,245	217,769
Nucor Corp.(b)	1,702	255,215
O-I, Inc.(a)	13,794	226,360
Sealed Air Corp.	254	13,520
SunCoke Energy, Inc.	17,724	149,945
Total Materials		1,283,590

Real Estate (1.84%)
Highwoods Properties, Inc.	2,826	84,215
Kimco Realty Corp.	8,136	186,477
Prologis, Inc.	1,562	183,988
SL Green Realty Corp.	1,778	74,605
Total Real Estate		529,285

Utilities (2.87%)
Duke Energy Corp.	1,079	107,824
National Fuel Gas Co.	2,109	139,679
OGE Energy Corp.	6,461	261,412
UGI Corp.	8,186	316,389
Total Utilities		825,304

TOTAL COMMON STOCKS
(Cost $26,992,838)		28,754,917

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (1.02%)
Money Market Fund (0.02%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $5,505)	3.69%	5,505	$5,505

Investments Purchased with Collateral
from Securities Loaned (1.00%)
State Street Navigator Securities Lending Government Money Market Portfolio, 3.86%
(Cost $289,041)		289,041	289,041
TOTAL SHORT TERM INVESTMENTS
(Cost $294,546)			294,546

TOTAL INVESTMENTS (100.87%)
(Cost $27,287,384)			$29,049,463
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.87%)			(250,879)
NET ASSETS - 100.00%			$28,798,584

(a)	Non-income producing security.

(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $909,227.

See Notes to Financial Statements.

19 | November 30, 2022

RiverFront Strategic Income Fund
Schedule of Investments	November 30, 2022

Security Description	Principal Amount	Value
CORPORATE BONDS (76.60%)
Communications (5.89%)
AMC Networks, Inc.
5.00%, 04/01/2024	$324,000	$309,728
4.75%, 08/01/2025	404,000	358,536
CCO Holdings LLC / CCO Holdings Capital Corp.
5.50%, 05/01/2026(a)	428,000	417,707
CSC Holdings LLC
5.50%, 04/15/2027(a)	835,000	766,104
Level 3 Financing, Inc.
3.75%, 07/15/2029(a)	980,000	709,230
Netflix, Inc.
4.38%, 11/15/2026	803,000	776,295
Sirius XM Radio, Inc.
3.13%, 09/01/2026(a)	805,000	727,752
T-Mobile USA, Inc.
2.63%, 04/15/2026	1,542,000	1,415,742
WMG Acquisition Corp.
3.75%, 12/01/2029(a)	803,000	694,041
Total Communications		6,175,135

Consumer Discretionary (11.42%)
Air Canada
3.88%, 08/15/2026(a)	858,000	786,153
Aramark Services, Inc.
6.38%, 05/01/2025(a)	858,000	852,788
Caesars Entertainment, Inc.
6.25%, 07/01/2025(a)	1,012,000	1,001,052
Ford Motor Credit Co. LLC
2.30%, 02/10/2025	1,183,000	1,086,716
Goodyear Tire & Rubber Co.
5.00%, 05/31/2026	1,034,000	1,003,512
Hilton Domestic Operating Co., Inc.
3.75%, 05/01/2029(a)	950,000	836,309
International Game Technology PLC
6.50%, 02/15/2025(a)	286,000	287,798
Las Vegas Sands Corp.
3.20%, 08/08/2024	766,000	731,989
Lennar Corp.
4.75%, 11/29/2027	950,000	908,571
MGM Resorts International
6.00%, 03/15/2023	1,012,000	1,011,645
Newell Brands, Inc.
4.45%, 04/01/2026	803,000	759,044
Nissan Motor Co., Ltd.
3.52%, 09/17/2025(a)	950,000	879,609
PulteGroup, Inc.
5.50%, 03/01/2026	1,260,000	1,265,664
Six Flags Entertainment Corp.
4.88%, 07/31/2024(a)	573,000	551,463
Total Consumer Discretionary		11,962,313

Security Description	Principal Amount	Value
Consumer Staples (2.31%)
Anheuser-Busch InBev Worldwide, Inc.
4.75%, 01/23/2029	$858,000	$856,303
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.
2.50%, 01/15/2027(a)	803,000	701,388
Spectrum Brands, Inc.
5.75%, 07/15/2025	30,000	29,533
US Foods, Inc.
6.25%, 04/15/2025(a)	835,000	836,065
Total Consumer Staples		2,423,289

Energy (3.99%)
Cheniere Corpus Christi Holdings LLC
7.00%, 06/30/2024	983,000	996,663
DCP Midstream Operating LP
5.38%, 07/15/2025	805,000	795,567
Petroleos Mexicanos
4.88%, 01/18/2024	825,000	807,828
Reliance Industries, Ltd.
4.13%, 01/28/2025(a)	793,000	768,258
Schlumberger Holdings Corp.
3.90%, 05/17/2028(a)	858,000	809,506
Total Energy		4,177,822

Financials (26.81%)
Air Lease Corp.
4.25%, 02/01/2024	805,000	790,672
American Express Co.
5.85%, 11/05/2027	1,048,000	1,087,213
Ares Capital Corp.
3.50%, 02/10/2023	967,000	963,229
Avolon Holdings Funding, Ltd.
2.53%, 11/18/2027(a)	890,000	719,207
Bank of America Corp.
4.25%, 10/22/2026	1,294,000	1,265,879
Blackstone Secured Lending Fund
3.63%, 01/15/2026	942,000	876,328
Capital One Financial Corp.
4.20%, 10/29/2025	858,000	831,638
Citigroup, Inc.
4.45%, 09/29/2027	1,294,000	1,245,208
EPR Properties
4.75%, 12/15/2026	805,000	717,343
FS KKR Capital Corp.
3.40%, 01/15/2026	950,000	863,873

GLP Capital LP / GLP Financing II,Inc.
3.35%, 09/01/2024	766,000	731,660
Goldman Sachs Group, Inc.
4.25%, 10/21/2025	1,294,000	1,268,392
HAT Holdings I LLC / HAT Holdings II LLC
3.38%, 06/15/2026(a)	879,000	757,351

See Notes to Financial Statements.

20 | November 30, 2022

RiverFront Strategic Income Fund
Schedule of Investments	November 30, 2022

Security Description	Principal Amount	Value
Financials (continued)
Icahn Enterprises LP / Icahn Enterprises Finance Corp.
4.75%, 09/15/2024	$1,013,000	$974,224
Iron Mountain, Inc.
4.88%, 09/15/2027(a)	904,000	851,161
iStar, Inc.
4.75%, 10/01/2024	1,065,000	1,048,699
JPMorgan Chase & Co.
4.25%, 10/01/2027	1,294,000	1,261,930
Morgan Stanley
3M US L + 0.85%, 04/24/2024(b)	1,639,000	1,627,637
MPT Operating Partnership LP / MPT Finance Corp.
5.25%, 08/01/2026	766,000	686,455
NatWest Markets PLC
3.48%, 03/22/2025(a)	802,000	768,213
Newmark Group, Inc.
6.13%, 11/15/2023	993,000	991,719
Omega Healthcare Investors, Inc.
4.38%, 08/01/2023	271,000	267,512
5.25%, 01/15/2026	525,000	512,364
OneMain Finance Corp.
6.13%, 03/15/2024	1,012,000	988,269
Royal Bank of Canada
6.00%, 11/01/2027	1,048,000	1,089,339
Santander Holdings USA, Inc.
3.50%, 06/07/2024	400,000	388,132
SBA Communications Corp.
3.88%, 02/15/2027	1,202,000	1,099,477
Starwood Property Trust, Inc.
4.75%, 03/15/2025	803,000	770,248
VICI Properties LP / VICI Note Co., Inc.
4.25%, 12/01/2026(a)	1,123,000	1,044,994
Wells Fargo & Co.
3.30%, 09/09/2024	1,639,000	1,595,998
Total Financials		28,084,364

Health Care (1.08%)
DaVita, Inc.
4.63%, 06/01/2030(a)	904,000	725,641
HCA, Inc.
5.38%, 02/01/2025	404,000	403,203
Total Health Care		1,128,844

Industrials (5.08%)
Boeing Co.
4.88%, 05/01/2025	950,000	940,682
MasTec, Inc.
4.50%, 08/15/2028(a)	874,000	788,661
Sensata Technologies BV
5.00%, 10/01/2025(a)	803,000	791,714
Stericycle, Inc.
5.38%, 07/15/2024(a)	806,000	797,537

Security Description	Principal Amount	Value
Industrials (continued)
TransDigm, Inc.
6.25%, 03/15/2026(a)	$835,000	$823,600
WESCO Distribution, Inc.
7.13%, 06/15/2025(a)	1,164,000	1,180,022
Total Industrials		5,322,216

Materials (10.65%)
Alcoa Nederland Holding BV
4.13%, 03/31/2029(a)	1,057,000	928,257
ArcelorMittal SA
3.60%, 07/16/2024	881,000	855,468
Arconic Corp.
6.00%, 05/15/2025(a)	858,000	846,970
Ardagh Packaging Finance PLC /
Ardagh Holdings USA, Inc.
5.25%, 04/30/2025(a)	1,030,000	995,830
Ball Corp.
5.25%, 07/01/2025	642,000	640,716
4.88%, 03/15/2026	404,000	391,452
Berry Global, Inc.
4.88%, 07/15/2026(a)	908,000	872,388
Braskem Finance, Ltd.
6.45%, 02/03/2024	371,000	371,937
Freeport-McMoRan, Inc.
3.88%, 03/15/2023	881,000	878,388
5.00%, 09/01/2027	449,000	437,052
Mauser Packaging Solutions Holding Co.
5.50%, 04/15/2024(a)	338,000	332,533
Methanex Corp.
5.13%, 10/15/2027	835,000	767,085
NOVA Chemicals Corp.
4.88%, 06/01/2024(a)	1,012,000	986,057
Novelis Corp.
3.25%, 11/15/2026(a)	805,000	720,380
Sasol Financing USA LLC
4.38%, 09/18/2026	525,000	477,026
Standard Industries, Inc.
3.38%, 01/15/2031(a)	858,000	659,641
Total Materials		11,161,180

Technology (3.85%)
CDW LLC / CDW Finance Corp.
3.57%, 12/01/2031	803,000	656,154
Flex, Ltd.
5.00%, 02/15/2023	1,033,000	1,032,057
Gen Digital, Inc.
5.00%, 04/15/2025(a)	667,000	647,807
Microchip Technology, Inc.
4.25%, 09/01/2025	874,000	850,010
Seagate HDD Cayman
4.75%, 06/01/2023	858,000	848,865
Total Technology		4,034,893

See Notes to Financial Statements.

21 | November 30, 2022

RiverFront Strategic Income Fund
Schedule of Investments	November 30, 2022

Security Description	Principal Amount	Value
Utilities (5.52%)
American Electric Power Co., Inc.
5.75%, 11/01/2027	$1,048,000	$1,074,964
AmeriGas Partners LP / AmeriGas Finance Corp.
5.88%, 08/20/2026	879,000	838,408
Calpine Corp.
5.25%, 06/01/2026(a)	428,000	410,501
NextEra Energy Operating Partners LP
4.25%, 07/15/2024(a)	1,160,000	1,119,500
NRG Energy, Inc.
3.75%, 06/15/2024(a)	803,000	776,077
6.63%, 01/15/2027	278,000	280,462
Vistra Operations Co. LLC
3.55%, 07/15/2024(a)	1,333,000	1,278,062
Total Utilities		5,777,974

TOTAL CORPORATE BONDS
(Cost $86,460,226)		80,248,030

GOVERNMENT BONDS (16.50%)
U.S. Treasury Note
2.50%, 05/31/2024	4,102,000	3,977,016
2.88%, 06/15/2025	4,102,000	3,972,371
3.25%, 06/30/2029	4,216,000	4,076,180
United States Treasury Bond
3.25%, 05/15/2042	5,887,000	5,259,208
TOTAL GOVERNMENT BONDS
(Cost $18,064,161)		17,284,775

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (5.89%)
Money Market Fund (5.89%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)	3.69%	6,170,456	6,170,456

TOTAL SHORT TERM INVESTMENTS
(Cost $6,170,456)			6,170,456

TOTAL INVESTMENTS (98.99%)
(Cost $110,694,843)			$103,703,261
OTHER ASSETS IN EXCESS OF LIABILITIES (1.01%)			1,056,057
NET ASSETS - 100.00%			$104,759,318

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $31,447,329, representing 30.02% of net assets.
(b)	Floating or variable rate security. Interest rate resets periodically on specific dates. The rate shown represents the coupon or interest rate in effect as of November 30, 2022. Security description includes the reference rate and spread if published and available.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

3M US L - 3 Month LIBOR as of November 30, 2022 was 4.76%

See Notes to Financial Statements.

22 | November 30, 2022

RiverFront ETFs
Statements of Assets and Liabilities	November 30, 2022

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic US Dividend Advantage ETF		RiverFront Dynamic US Flex-Cap ETF		RiverFront Strategic Income Fund
ASSETS:
Investments, at value	$43,073,780	$93,811,498	(a)	$29,049,463	(b)	$103,703,261
Dividend receivable	12,316	182,427		49,976		16,969
Interest receivable	273,789	–		–		1,076,069
Receivable for investments sold	570,552	–		–		–
Due from Authorized Participant	–	–		–		33,730
Total Assets	43,930,437	93,993,925		29,099,439		104,830,029

LIABILITIES:
Payable to adviser	18,703	38,584		11,814		36,981
Payable for investments purchased	–	–		–		33,730
Payable for collateral upon return of securities loaned	–	1,074,218		289,041		–
Due to Authorized Participant	570,552	–		–		–
Total Liabilities	589,255	1,112,802		300,855		70,711
NET ASSETS	$43,341,182	$92,881,123		$28,798,584		$104,759,318

NET ASSETS CONSIST OF:
Paid-in capital	$48,545,109	$96,311,958		$48,937,448		$123,079,439
Total distributable earnings/(accumulated losses)	(5,203,927)	(3,430,835)		(20,138,864)		(18,320,121)
NET ASSETS	$43,341,182	$92,881,123		$28,798,584		$104,759,318

INVESTMENTS, AT COST	$46,648,937	$91,208,886		$27,287,384		$110,694,843

PRICING OF SHARES
Net Assets	$43,341,182	$92,881,123		$28,798,584		$104,759,318
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	1,950,000	2,075,002		675,002		4,625,000
Net Asset Value, offering and redemption price per share	$22.23	$44.76		$42.66		$22.65

(a)	Includes $4,152,810 of securities on loan.
(b)	Includes $909,227 of securities on loan.

See Notes to Financial Statements.

23 | November 30, 2022

RiverFront ETFs
Statements of Operations	For the Year Ended November 30, 2022

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Dynamic US Flex-Cap ETF	RiverFront Strategic Income Fund
INVESTMENT INCOME:
Interest	$1,896,767	$–	$–	$3,453,211
Dividends(a)	93,851	3,993,514	541,663	94,389
Securities Lending Income	–	28,442	10,601	–
Total Investment Income	1,990,618	4,021,956	552,264	3,547,600

EXPENSES:
Investment adviser and sub-adviser fees (Note 3)	400,166	558,334	177,734	580,732
Total Expenses	400,166	558,334	177,734	580,732
NET INVESTMENT INCOME	1,590,452	3,463,622	374,530	2,966,868

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on investments(b)	(4,980,857)	35,036,588	10,867,396	(3,575,790)
NET REALIZED GAIN/(LOSS)	(4,980,857)	35,036,588	10,867,396	(3,575,790)
Net change in unrealized depreciation on investments	(5,468,905)	(36,235,123)	(13,757,793)	(6,970,220)
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION)	(5,468,905)	(36,235,123)	(13,757,793)	(6,970,220)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(10,449,762)	(1,198,535)	(2,890,397)	(10,546,010)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(8,859,310)	$2,265,087	$(2,515,867)	$(7,579,142)

(a)	Net of foreign tax withholding in the amounts of $–, $–, $– and $189, respectively.
(b)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements.

24 | November 30, 2022

RiverFront Dynamic Core Income ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
OPERATIONS:
Net investment income	$1,590,452	$1,990,198
Net realized gain/(loss)	(4,980,857)	2,564,824
Net change in unrealized depreciation	(5,468,905)	(6,289,006)
Net decrease in net assets resulting from operations	(8,859,310)	(1,733,984)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(3,382,868)	(1,962,506)
Total distributions	(3,382,868)	(1,962,506)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	4,002,594	17,914,173
Shares redeemed	(66,292,105)	(9,068,318)
Net increase/(decrease) from share transactions	(62,289,511)	8,845,855

Net increase/(decrease) in net assets	(74,531,689)	5,149,365

NET ASSETS:
Beginning of year	117,872,871	112,723,506
End of year	$43,341,182	$117,872,871

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	4,650,000	4,300,000
Shares sold	175,000	700,000
Shares redeemed	(2,875,000)	(350,000)
Shares outstanding, end of year	1,950,000	4,650,000

See Notes to Financial Statements.

25 | November 30, 2022

RiverFront Dynamic US Dividend Advantage ETF
Statements of Changes in Net Assets

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
OPERATIONS:
Net investment income	$3,463,622	$1,902,769
Net realized gain	35,036,588	8,733,483
Net change in unrealized appreciation/(depreciation)	(36,235,123)	15,974,138
Net increase in net assets resulting from operations	2,265,087	26,610,390

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(3,342,217)	(1,936,954)
Total distributions	(3,342,217)	(1,936,954)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	54,331,616	4,577,634
Shares redeemed	(92,897,556)	(30,021,042)
Net decrease from share transactions	(38,565,940)	(25,443,408)

Net decrease in net assets	(39,643,070)	(769,972)

NET ASSETS:
Beginning of year	132,524,193	133,294,165
End of year	$92,881,123	$132,524,193

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	2,950,002	3,600,002
Shares sold	1,200,000	100,000
Shares redeemed	(2,075,000)	(750,000)
Shares outstanding, end of year	2,075,002	2,950,002

See Notes to Financial Statements.

26 | November 30, 2022

RiverFront Dynamic US Flex-Cap ETF
Statements of Changes in Net Assets

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
OPERATIONS:
Net investment income	$374,530	$604,208
Net realized gain	10,867,396	10,365,533
Net change in unrealized appreciation/(depreciation)	(13,757,793)	2,789,216
Net increase/(decrease) in net assets resulting from operations	(2,515,867)	13,758,957

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(438,679)	(679,274)
From return of capital	(8,648)	–
Total distributions	(447,327)	(679,274)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	15,524,015	–
Shares redeemed	(35,496,905)	(32,744,774)
Net decrease from share transactions	(19,972,890)	(32,744,774)

Net decrease in net assets	(22,936,084)	(19,665,091)

NET ASSETS:
Beginning of year	51,734,668	71,399,759
End of year	$28,798,584	$51,734,668

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,125,002	1,900,002
Shares sold	350,000	–
Shares redeemed	(800,000)	(775,000)
Shares outstanding, end of year	675,002	1,125,002

See Notes to Financial Statements.

27 | November 30, 2022

RiverFront Strategic Income Fund
Statements of Changes in Net Assets

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
OPERATIONS:
Net investment income	$2,966,868	$2,793,818
Net realized gain/(loss)	(3,575,790)	491,816
Net change in unrealized depreciation	(6,970,220)	(1,547,122)
Net increase/(decrease) in net assets resulting from operations	(7,579,142)	1,738,512

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(3,248,534)	(3,171,669)
Total distributions	(3,248,534)	(3,171,669)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	9,753,437	43,888,656
Shares redeemed	(37,059,629)	(18,545,978)
Net increase/(decrease) from share transactions	(27,306,192)	25,342,678

Net increase/(decrease) in net assets	(38,133,868)	23,909,521

NET ASSETS:
Beginning of year	142,893,186	118,983,665
End of year	$104,759,318	$142,893,186

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	5,825,000	4,800,000
Shares sold	425,000	1,775,000
Shares redeemed	(1,625,000)	(750,000)
Shares outstanding, end of year	4,625,000	5,825,000

See Notes to Financial Statements.

28 | November 30, 2022

RiverFront Dynamic Core Income ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$25.35	$26.21	$25.22	$23.52	$24.60

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.47	0.47	0.50	0.68	0.68
Net realized and unrealized gain/(loss)	(2.71)	(0.87)	0.99	1.70	(1.10)
Total from investment operations	(2.24)	(0.40)	1.49	2.38	(0.42)

DISTRIBUTIONS:
From net investment income	(0.50)	(0.46)	(0.50)	(0.68)	(0.66)
From net realized gains	(0.38)	–	–	–	–
Total distributions	(0.88)	(0.46)	(0.50)	(0.68)	(0.66)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(3.12)	(0.86)	0.99	1.70	(1.08)
NET ASSET VALUE, END OF PERIOD	$22.23	$25.35	$26.21	$25.22	$23.52
TOTAL RETURN(b)	(9.02)%	(1.51)%	5.97%	10.22%	(1.74)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$43,341	$117,873	$112,724	$134,951	$150,527
Ratio of expenses to average net assets	0.51%	0.51%	0.51%	0.51%	0.51%
Ratio of net investment income to average net assets	2.03%	1.83%	1.94%	2.74%	2.83%
Portfolio turnover rate(c)	50%	45%	11%	6%	15%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

29 | November 30, 2022

RiverFront Dynamic US Dividend Advantage ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$44.92	$37.03	$33.98	$31.19	$31.39

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.46	0.62	0.56	0.65	0.73
Net realized and unrealized gain/(loss)	(0.21)	7.90	3.08	2.81	(0.26)
Total from investment operations	1.25	8.52	3.64	3.46	0.47

DISTRIBUTIONS:
From net investment income	(1.41)	(0.63)	(0.59)	(0.67)	(0.67)
Total distributions	(1.41)	(0.63)	(0.59)	(0.67)	(0.67)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.16)	7.89	3.05	2.79	(0.20)
NET ASSET VALUE, END OF PERIOD	$44.76	$44.92	$37.03	$33.98	$31.19
TOTAL RETURN(b)	2.86%	23.13%	10.92%	11.29%	1.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$92,881	$132,524	$133,294	$130,828	$151,293
Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	3.23%	1.47%	1.68%	2.05%	2.27%
Portfolio turnover rate(c)	104%	0%	75%	64%	96%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

30 | November 30, 2022

RiverFront Dynamic US Flex-Cap ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$45.99	$37.58	$34.70	$32.79	$32.46

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.48	0.42	0.45	0.48	0.44
Net realized and unrealized gain/(loss)	(3.23)	8.43	2.87 (b)	1.93	0.27 (b)
Total from investment operations	(2.75)	8.85	3.32	2.41	0.71

DISTRIBUTIONS:
From net investment income	(0.57)	(0.44)	(0.44)	(0.50)	(0.38)
Tax return of capital	(0.01)	–	–	–	–
Total distributions	(0.58)	(0.44)	(0.44)	(0.50)	(0.38)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(3.33)	8.41	2.88	1.91	0.33
NET ASSET VALUE, END OF PERIOD	$42.66	$45.99	$37.58	$34.70	$32.79
TOTAL RETURN(c)	(5.98)%	23.65%	9.75%	7.49%	2.16%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$28,799	$51,735	$71,400	$126,662	$152,464
Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	1.10%	0.97%	1.34%	1.46%	1.30%
Portfolio turnover rate(d)	113%	5%	99%	98%	152%

(a)	Based on average shares outstanding during the period.
(b)	Net realized and unrealized gain on investments per share does not correlate to the aggregate of the net realized and unrealized gain/(loss) in the Statements of Operations for the period(s) presented, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to the fluctuating market values for the Fund's portfolio.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

31 | November 30, 2022

RiverFront Strategic Income Fund
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$24.53	$24.79	$24.69	$24.27	$25.21

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.55	0.55	0.81	0.94	1.06
Net realized and unrealized gain/(loss)	(1.82)	(0.18)	0.13 (b)	0.48	(0.92)
Total from investment operations	(1.27)	0.37	0.94	1.42	0.14

DISTRIBUTIONS:
From net investment income	(0.61)	(0.63)	(0.84)	(1.00)	(1.08)
Total distributions	(0.61)	(0.63)	(0.84)	(1.00)	(1.08)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.88)	(0.26)	0.10	0.42	(0.94)
NET ASSET VALUE, END OF PERIOD	$22.65	$24.53	$24.79	$24.69	$24.27
TOTAL RETURN(c)	(5.20)%	1.52%	3.95%	5.96%	0.57%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$104,759	$142,893	$118,984	$167,889	$152,880

Ratio of expenses excluding waiver/reimbursement to average net assets	0.46%	0.46%	0.46%	0.46%	0.46%
Ratio of expenses including waiver/reimbursement to average net assets	0.46%	0.46%	0.46%	0.46%	0.17	%(d)
Ratio of net investment income including expenses waiver/reimbursement to average net assets	2.35%	2.23%	3.32%	3.83%	4.31%
Portfolio turnover rate(e)	24%	50%	54%	44%	35%

(a)	Based on average shares outstanding during the period.
(b)	Net realized and unrealized gain on investments per share does not correlate to the aggregate of the net realized and unrealized gain/(loss) in the Statements of Operations for the period(s) presented, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to the fluctuating market values for the Fund's portfolio.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Effective November 1, 2018, the Fund’s management fee consists of a fee of 0.11% paid to the Fund’s investment adviser and a fee of 0.35% paid to the Fund’s sub-adviser. The Fund’s sub-adviser ceased its voluntary waiver effective November 1, 2018.
(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

32 | November 30, 2022

RiverFront ETFs
Notes to Financial Statements	November 30, 2022

1.   ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2022, the Trust consisted of twenty-three separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the RiverFront Dynamic Core Income ETF, the RiverFront Dynamic US Dividend Advantage ETF, the RiverFront Dynamic US Flex-Cap ETF, and the RiverFront Strategic Income Fund (each a “Fund” and collectively, the “Funds”).

The investment objective of the RiverFront Dynamic Core Income ETF Fund is to seek total return, with an emphasis on income as the source of that total return. The investment objective of the RiverFront Dynamic US Dividend Advantage ETF Fund is to seek to provide capital appreciation and dividend income. The investment objective of the RiverFront Dynamic US Flex-Cap ETF Fund is to seek to provide capital appreciation. The investment objective of the RiverFront Strategic Income Fund is to seek total return, with an emphasis on income as the source of that total return. Each Fund has elected to qualify as a diversified series of the Trust under the 1940 Act

Each Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). Each Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities and/or cash. Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

Corporate bonds and United States government bonds are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service.

Each Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the "Adviser") as the valuation designee ("Valuation Designee") for each Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

33 | November 30, 2022

RiverFront ETFs
Notes to Financial Statements	November 30, 2022

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The RiverFront Dynamic Core Income ETF and the RiverFront Strategic Income Fund may invest a significant portion of their assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

34 | November 30, 2022

RiverFront ETFs
Notes to Financial Statements	November 30, 2022

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2022:

RiverFront Dynamic Core Income ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds*	$–	$29,522,293	$–	$29,522,293
Government Bonds	–	9,873,648	–	9,873,648
Short Term Investments	3,677,839	–	–	3,677,839
Total	$3,677,839	$39,395,941	$–	$43,073,780

RiverFront Dynamic US Dividend Advantage ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$92,657,653	$–	$–	$92,657,653
Short Term Investments	1,153,845	–	–	1,153,845
Total	$93,811,498	$–	$–	$93,811,498

RiverFront Dynamic US Flex-Cap ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$28,754,917	$–	$–	$28,754,917
Short Term Investments	294,546	–	–	294,546
Total	$29,049,463	$–	$–	$29,049,463

RiverFront Strategic Income Fund

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds*	$–	$80,248,030	$–	$80,248,030
Government Bonds	–	17,284,775	–	17,284,775
Short Term Investments	6,170,456	–	–	6,170,456
Total	$6,170,456	$97,532,805	$–	$103,703,261

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2022.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

D. Dividends and Distributions to Shareholders

Dividends from net investment income for each Fund, if any, are declared and paid monthly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

35 | November 30, 2022

RiverFront ETFs
Notes to Financial Statements	November 30, 2022

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2022, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Total Distributable Earnings/(Accumulated Losses)
RiverFront Dynamic Core Income ETF	$(3,424,267)	$3,424,267
RiverFront Dynamic US Dividend Advantage ETF	24,004,192	(24,004,192)
RiverFront Dynamic US Flex-Cap ETF	8,537,767	(8,537,767)
RiverFront Strategic Income Fund	(2,595,715)	2,595,715

The tax character of the distributions paid during the fiscal years ended November 30, 2022 and November 30, 2021 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2022
RiverFront Dynamic Core Income ETF	$1,672,309	$1,710,559	$–
RiverFront Dynamic US Dividend Advantage ETF	3,342,217	–	–
RiverFront Dynamic US Flex-Cap ETF	438,679	–	8,648
RiverFront Strategic Income Fund	3,248,534	–	–

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2021
RiverFront Dynamic Core Income ETF	$1,962,506	$–	$–
RiverFront Dynamic US Dividend Advantage ETF	1,936,954	–	–
RiverFront Dynamic US Flex-Cap ETF	679,274	–	–
RiverFront Strategic Income Fund	3,171,669	–	–

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration.

As of November 30, 2022, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
RiverFront Dynamic Core Income ETF	$1,548,757	$61,907
RiverFront Dynamic US Dividend Advantage ETF	6,171,196	–
RiverFront Dynamic US Flex-Cap ETF	13,271,258	8,624,493
RiverFront Strategic Income Fund	7,632,679	3,389,052

During the year ended November 30, 2022, the Funds utilized the following capital loss carryovers:

Fund
RiverFront Dynamic Core Income ETF	$–
RiverFront Dynamic US Dividend Advantage ETF	11,032,391
RiverFront Dynamic US Flex-Cap ETF	2,275,780
RiverFront Strategic Income Fund	–

36 | November 30, 2022

RiverFront ETFs
Notes to Financial Statements	November 30, 2022

As of November 30, 2022, the components of distributable earnings/(accumulated losses) on a tax basis for each Fund were as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain on Investments	Net Unrealized Appreciation on Investments	Total
RiverFront Dynamic Core Income ETF	5,306	$(1,610,664)	$(3,598,569)	$(5,203,927)
RiverFront Dynamic US Dividend Advantage ETF	17,848	(6,171,196)	2,722,513	(3,430,835)
RiverFront Dynamic US Flex-Cap ETF	–	(21,895,751)	1,756,887	(20,138,864)
RiverFront Strategic Income Fund	1,801	(11,021,731)	(7,300,191)	(18,320,121)

As of November 30, 2022, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Fund	RiverFront Dynamic Core Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Dynamic US Flex- Cap ETF	RiverFront Strategic Income Fund
Gross appreciation (excess of value over tax cost)	$105,061	$9,306,674	$4,260,950	$(195,572)
Gross depreciation (excess of tax cost over value)	(3,703,630)	(6,584,161)	(2,504,063)	(7,104,619)
Net unrealized appreciation/(depreciation)	(3,598,569)	2,722,513	1,756,887	(7,300,191)
Cost of investments for income tax purposes	$46,672,349	$91,088,985	$27,292,576	$111,003,452

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales and difference between premium amortization due to Accounting Standards Update 2017-08 and adjustments from partnership basis.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2022, each Fund did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Each Fund’s tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The RiverFront Dynamic US Dividend Advantage ETF and the RiverFront Dynamic US Flex-Cap ETF have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. Each Fund may lend its portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. Each Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by each Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to each Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

37 | November 30, 2022

RiverFront ETFs
Notes to Financial Statements	November 30, 2022

The following is a summary of the Funds' securities lending agreement and related cash and non-cash collateral received as of November 30, 2022:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
RiverFront Dynamic US Dividend Advantage ETF	$4,152,810	$1,074,218	$3,112,750	$4,186,968
RiverFront Dynamic US Flex-Cap ETF	909,227	289,041	613,651	902,692

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received. As of November 30, 2022, Riverfront Dynamic Core Income Fund ETF and the Riverfront Strategic Income Fund did not have any securities on loan.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2022:

RiverFront Dynamic US Dividend Advantage ETF	Remaining Contractual Maturity of the Agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$1,074,218	$–	$–	$–	$1,074,218
Total Borrowings					1,074,218
Gross amount of recognized liabilities for securities lending (collateral received)					$1,074,218

RiverFront Dynamic US Flex-Cap ETF	Remaining Contractual Maturity of the Agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$289,041	$–	$–	$–	$289,041
Total Borrowings					289,041
Gross amount of recognized liabilities for securities lending (collateral received)					$289,041

3.  INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below:

Fund	Advisory Fee
RiverFront Dynamic Core Income ETF	0.51%(a)
RiverFront Dynamic US Dividend Advantage ETF	0.52%(b)
RiverFront Dynamic US Flex-Cap ETF	0.52%(b)
RiverFront Strategic Income Fund	0.11%

(a)	The unitary advisory fee as a percentage of net assets is subject to the following breakpoints: (i) 0.51% for average net assets up to $600 million, (ii) 0.48% for average net assets equal to or greater than $600 million.
(b)	The unitary advisory fee as a percentage of net assets is subject to the following breakpoints: (i) 0.52% for average net assets up to $600 million, (ii) 0.49% for average net assets equal to or greater than $600 million.

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund's expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator for the Funds.

38 | November 30, 2022

RiverFront ETFs
Notes to Financial Statements	November 30, 2022

RiverFront Investment Group, LLC (the “Sub-Adviser”) serves as each Fund’s sub-adviser pursuant to a sub-advisory agreement with the Trust (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the Adviser’s advisory fee for the services it provides besides RiverFront Strategic Income Fund, in which the Fund directly pays the Sub-Adviser. The fee is payable on a monthly basis at the annual rate of the relevant Fund’s average daily net assets as set out below:

Fund	Sub-Advisory Fee
RiverFront Dynamic Core Income ETF	0.35%
RiverFront Dynamic US Dividend Advantage ETF	0.35%
RiverFront Dynamic US Flex-Cap ETF	0.35%
RiverFront Strategic Income Fund	0.35%

Effective February 16, 2022, each Trustee receives (1) a quarterly retainer of $20,000, (2) a per meeting fee of $10,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles. Prior to February 16, 2022, each Trustee received (1) a quarterly retainer of $10,000, (2) a per meeting fee of $5,000, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each received a quarterly retainer of $2,000, in connection with their respective roles.

4.   PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2022, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales
RiverFront Dynamic Core Income ETF	$41,714,979	$34,068,075
RiverFront Dynamic US Dividend Advantage ETF	111,744,295	112,246,757
RiverFront Dynamic US Flex-Cap ETF	39,116,515	39,008,134
RiverFront Strategic Income Fund	38,193,103	27,401,437

For the year ended November 30, 2022, the cost of U.S. Government security purchases and proceeds from U.S. Government security sales were as follows:

Fund	Purchases	Sales
RiverFront Dynamic Core Income ETF	$9,814,483	$12,702,749
RiverFront Strategic Income Fund	23,601,598	9,054,157

For the year ended November 30, 2022, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
RiverFront Dynamic Core Income ETF	$3,825,373	$64,850,217
RiverFront Dynamic US Dividend Advantage ETF	54,302,542	91,491,711
RiverFront Dynamic US Flex-Cap ETF	15,496,108	35,436,731
RiverFront Strategic Income Fund	9,687,437	36,708,306

For the year ended November 30, 2022, the in-kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
RiverFront Dynamic Core Income ETF	$(3,379,697)
RiverFront Dynamic US Dividend Advantage ETF	23,881,797
RiverFront Dynamic US Flex-Cap ETF	8,589,304
RiverFront Strategic Income Fund	(2,502,238)

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

39 | November 30, 2022

RiverFront ETFs
Notes to Financial Statements	November 30, 2022

5.   CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from each Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6.   RELATED PARTY TRANSACTIONS

The Riverfront Dynamic US Dividend Advantage ETF and the Riverfront Dynamic US Flex-Cap ETF engaged in cross trades between other funds in the Trust during the year ended November 30, 2022 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a- 7 and the Trust’s procedures. Transactions related to cross trades during the year ended November 30, 2022, were as follows:

Fund	Purchase Cost Paid	Sale Proceeds Received	Realized Gain/(Loss)on Sales
RiverFront Dynamic US Dividend Advantage ETF	$–	$1,092,313	$47,817
RiverFront Dynamic US Flex-Cap ETF	1,092,313	–	–

7.   MARKET RISK

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause each Fund to lose value. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities each Fund holds, and may adversely affect each Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of each Fund’s securities or other assets. Such impacts may adversely affect the performance of the Funds.

8.  SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

40 | November 30, 2022

RiverFront ETFs
Additional Information	November 30, 2022 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Funds’ proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2021:

	Qualified Dividend Income	Dividend Received Deduction
RiverFront Dynamic Core Income ETF	0.00%	0.00%
RiverFront Dynamic US Dividend Advantage ETF	100.00%	97.31%
RiverFront Dynamic US Flex-Cap ETF	100.00%	100.00%
RiverFront Strategic Income Fund	0.00%	0.00%

In early 2022, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2021 via Form 1099. The Funds will notify shareholders in early 2023 of amounts paid to them by the Funds, if any, during the calendar year 2022.

41 | November 30, 2022

RiverFront ETFs
Board Considerations Regarding Approval of Investment Advisory Agreement and Investment Sub-Advisory Agreements	November 30, 2022 (Unaudited)

At a meeting held on June 21, 2022 via electronic means (video-conference), the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of (i) the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the RiverFront Strategic Income Fund (“RIGS”), RiverFront Dynamic Core Income ETF (“RFCI”), RiverFront Dynamic US Dividend Advantage ETF (“RFDA”) and RiverFront Dynamic US Flex-Cap ETF (“RFFC”) (each “a Fund” and collectively the “Funds”) and (ii) the Investment Sub-Advisory Agreements between the Trust or RiverFront Investment Group, LLC (the “Sub-Adviser” or “RiverFront”) with respect to the Funds (the “RiverFront Sub-Advisory Agreements”). The Independent Trustees also met separately to consider the Investment Advisory Agreement and Investment Sub-Advisory Agreements.

In evaluating the Investment Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, considered various factors, including (i)the nature, extent and quality of the services provided by AAI with respect to the applicable Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreements, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Board reviewed information on the performance of each Fund and its applicable benchmark, and with respect to each Fund, the FUSE performance group. Based on this review, the Board, including the Independent Trustees, found that the nature and extent of services provided to each Fund under the Investment Advisory Agreement was appropriate and that the quality was satisfactory.

The Board noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Board, including the Independent Trustees, noted the following:

The gross management fee rate for RFCI is higher than the median of its FUSE expense group. RFCI’s net expense ratio is slightly above the median of its respective FUSE expense group.

The gross management fee rate of each of RIGS, RFFC and RFDA is lower than the median of their respective FUSE expense groups. These Funds’ respective net expense ratios are also below the median of their respective FUSE expense groups.

Based on the foregoing, and the other information available to them, the Board, including the Independent Trustees, concluded that the advisory fee rate for each of the Funds were reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees, considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds, including the asset levels and other factors that influence the profitability and financial viability of the Funds. The Board, including the Independent Trustees, reviewed and noted the relatively small sizes of the Funds and concluded that AAI was not realizing any economies of scale. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

In voting to renew the Investment Advisory Agreement, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

42 | November 30, 2022

RiverFront ETFs
Board Considerations Regarding Approval of Investment Advisory Agreement and Investment Sub-Advisory Agreements	November 30, 2022 (Unaudited)

RiverFront Sub-Advisory Agreements

The Board, including the Independent Trustees, discussed the RiverFront Sub-Advisory Agreements.

In evaluating the RiverFront Sub-Advisory Agreements, the Board, including the Independent Trustees, considered various factors, including (i) the nature, extent and quality of the services provided by RiverFront with respect to the Funds under the RiverFront Sub-Advisory Agreements; (ii) the advisory fees and other expenses paid by the Funds compared to those of similar funds managed by other investment advisers; (iii) the profitability to RiverFront of its sub-advisory relationship with the Funds and the reasonableness of compensation to RiverFront; (iv) the extent to which economies of scale would be realized if, and as, the Funds’ assets increase, and whether the fee level in the RiverFront Sub-Advisory Agreements reflects these economies of scale; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by RiverFront under the RiverFront Sub-Advisory Agreements, the Board, including the Independent Trustees, considered and reviewed information concerning the services provided under the RiverFront Sub-Advisory Agreements, the Funds’ respective performance, financial information regarding RiverFront, information describing RiverFront’s current organization and the background and experience of the persons responsible for the day-to-day management of the Funds. Based upon their review, the Board, including the Independent Trustees, concluded that RiverFront was qualified to oversee the portfolio management of the Funds and that the services provided by RiverFront to the Funds are satisfactory. The Board, including the Independent Trustees, considered that the contractual sub-advisory fee to be paid to RiverFront from RIGS was 0.35% of RIGS’ average daily net assets out of a total management fee of 0.46% of RIGS’ average daily net assets. The Board, including the Independent Trustees, considered that the contractual sub-advisory fee to be paid to RiverFront with respect to each of RFCI, RFDA and RFFC was 0.35% of each Fund’s average daily net assets out of a total management fee of 0.51% with respect to RFCI’s average daily net assets, and 0.52% with respect to each of RFDA’s and RFFC’s average daily net assets, respectively. Based on the consideration of all factors deemed relevant by them, the Board, including the Independent Trustees, concluded that the sub-advisory fees received by RiverFront under the RiverFront Sub-Advisory Agreements were reasonable under the circumstances and in light of the quality of services provided.

With respect to the costs of services provided and profits realized by RiverFront, the Board, including the Independent Trustees, considered the resources involved in managing the Funds. Based on their review of the profitability of each of the Funds to RiverFront, the Board, including the Independent Trustees, concluded that the profitability of each Fund to RiverFront was not unreasonable.

The Board, including the Independent Trustees, also considered other benefits that have been and may be realized by RiverFront from its relationships with each Fund and concluded that the sub-advisory fees with respect to each Fund were reasonable taking into account such benefits.

The Board, including the Independent Trustees, noted that RIGS had increased in assets over the prior year. The Board, including the Independent Trustees, considered the extent to which economies of scale may be realized if RIGS’ assets continue to grow in size and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of the Fund’s investors. They also noted that RIGS has experienced fluctuations in assets, which makes it difficult to quantify the potential variability in net assets and thus determine the sustainability of any potential economies of scale which may exist. The Board, including the Independent Trustees, also noted that RFCI and RFDA are only beginning to reach scale in terms of assets and that RFFC had a significant decline in assets over the prior year. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved with respect to each Fund.

In voting to approve each of the RiverFront Sub-Advisory Agreements, the Board, including the Independent Trustees, concluded that the terms of each RiverFront Sub-Advisory Agreement are reasonable and fair in light of the services performed, expenses incurred and such other matters as the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

43 | November 30, 2022

RiverFront ETFs
Trustees & Officers	November 30, 2022 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees, each of whom have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”).

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES
Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	38	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund.
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	38	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014-2017; Board Member, Strong-Bridge Consulting, 2015-2019; Board Member, IRI/ODMS Holdings LLC, 2017 - 2019; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015- present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018 -present.	24	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds), Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

44 | November 30, 2022

RiverFront ETFs
Trustees & Officers	November 30, 2022 (Unaudited)

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Edmund J. Burke, 1961	Trustee	Since December 2017	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a webbased system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020).	33	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (29 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

45 | November 30, 2022

RiverFront ETFs
Trustees & Officers	November 30, 2022 (Unaudited)

OFFICERS:
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Laton Spahr, 1975	President	Since June 2021	Mr. Spahr joined ALPS in 2019 and currently serves as President and Portfolio Manager of AAI. Prior to his current role, Mr. Spahr was a Senior Vice President and Strategy Leader of the Value & Income Team for Oppenheimer Funds from 2013 to 2019.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. From September 2019 to September 2022 he served as Chief Compliance Officer of RiverNorth Opportunities Fund, Inc.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at AFS. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns also serves as President of ALPS Variable Investment Trust and Principal Real Estate Income Fund. From June 2019 to September 2022 she served as President of RiverNorth Opportunities Fund, Inc. and from June 2018 to November 2021 she served as Treasurer of Boulder Growth & Income Fund, Inc.
Michael P. Lawlor, 1969	Secretary	Since December 2022	Mr. Lawlor joined ALPS in January 2022, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Lawlor was Lead Fund Counsel at Brighthouse Financial (insurance company) (January 2007-April 2021). Mr. Lawlor also serves as Secretary of Financial Investors Trust and ALPS Variable Investment Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling (toll-free) 1-866-759-5679.

46 | November 30, 2022

Intentionally Left Blank

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics adopted in 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert”. Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended November 30, 2022 and November 30, 2021, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $368,500 and $353,415, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended November 30, 2022 and November 30, 2021, the aggregate fees billed for professional services rendered by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended November 30, 2022 and November 30, 2021, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $96,000 and $121,080, respectively. The fiscal year 2022 and 2021 tax fees were for services pertaining to federal and state income tax return review, review of year end dividend distributions and excise tax preparation.

(d)	All Other Fees: For the Registrant’s fiscal years ended November 30, 2022 and November 30, 2021, aggregate fees billed to the Registrant by the principal accountant for services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0, respectively.

(e)
(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal accountant must be pre-approved by the Registrant's audit committee.

(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for the fiscal years ended November 30, 2022 and November 30, 2021 of the Registrant were $96,000 and $121,080, respectively. These fees consisted of non-audit fees billed to (i) the Registrant of $96,000 and $121,080, respectively as described in response to paragraph (c) above.

(h)	The Registrant’s audit committee has considered whether the provision of non- audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees have been implemented after the Registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	The registrant's Code of Ethics for Principal Executive and Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is filed herewith as Exhibit 13(a)(1).

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS ETF TRUST

By:	/s/Laton Spahr
Laton Spahr (Principal Executive Officer)
President

Date:	February 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Laton Spahr
Laton Spahr (Principal Executive Officer)
President

Date:	February 7, 2023

By:	/s/Kathryn Burns
Kathryn Burns (Principal Financial Officer)
Treasurer

Date:	February 7, 2023

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